UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21294

MUNDER SERIES TRUST

(Exact name of registrant as specified in charter)
480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG 480 PIERCE STREET BIRMINGHAM, MICHIGAN 48009	JANE KANTER DECHERT LLP 1775 I STREET, N.W. WASHINGTON, D.C. 20006
Registrant’s telephone number, including area code: (248) 647-9200
Date of fiscal year end: June 30
Date of reporting period: June 30, 2005

Item 1: Reports to Shareholders
Management’s Discussion of Fund Performance
Munder Balanced Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
Portfolio of Investments Balanced Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets —Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Bond Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Bond Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Shareholder Fee Example (Unaudited)
POI-Cash Investment Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Index 500 Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Index 500 Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Intermediate Bond Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
Munder Intermediate Bond Fund
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder International Bond Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder International Equity Fund
Shareholder Fee Example (Unaudited)
Hypothetical and Total Returns
POI-International Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statement of Changes in Net Assets —Capital Stock Activity
Munder International Equity Fund(a)
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Internet Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Internet Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Core Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Large-Cap Value Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Large-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Michigan Tax-Free Bond Fund
Hypothetical and Total Returns
Hypothetical and Total Returns
POI-Michigan Tax-Free Bond Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Micro-Cap Equity Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Micro-Cap Equity Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Mid-Cap Core Growth Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Mid-Cap Core Growth Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Power Plus Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
The Munder Real Estate Equity Investment FundTeam
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Real Estate Equity Investment Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
The Munder Small-Cap Value Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
Munder Small-Cap Value Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Shareholder Fee Example (Unaudited)
POI-Tax-Free Money Market Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Capital Tax-Free Bond Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Tax-Free Bond Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Tax-Free Short & Intermediate Bond Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Tax-Free Short & Intermediate Bond Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes To Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Munder Future Technology Fund
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-Future Technology Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Management’s Discussion of Fund Performance
Hypothetical and Total Returns
Shareholder Fee Example (Unaudited)
POI-U.S. Government Income Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statements of Changes in Net Assets — Capital Stock Activity
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed Registrants
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
Code of Ethics
Certifications required by Rule 30a-2(a)
Certifications required by Rule 30a-2(b)

Item 1: Reports to Shareholders.

ANNUAL REPORT
June 30, 2005
Munder Balanced Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example
1	Portfolio of Investments
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Statements of Changes in Net Assets — Capital Stock Activity
24	Financial Highlights
29	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Some of the Fund’s holdings are invested in real estate-related securities, which are subject to special risks related to property tax rates, property value and borrower defaults. Fixed income securities will tend to experience smaller fluctuations in value than equity securities. However, investors in any fixed income product should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s holdings by investment discipline. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INVESTMENT ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER BALANCED FUND

Portfolio Management Team: John Adams, Robert Crosby, Tony Dong, Michael Gura, Anne Kennedy, Thomas Kenny, Peter Root and Michael Vandenbossche

    The Fund earned a return of 9.66% for the year ended June 30, 2005, relative to the 6.86% return for a 60%/40% blend of the Russell 3000 Index and the Lehman Brothers Intermediate Government/ Credit Index, and the 6.57% median return for the Lipper universe of balanced funds. As of June 30, the asset allocation was 65.5% equities and 34.5% fixed income and cash equivalents.

    The Munder Balanced Fund is a diversified Fund with investments in both the fixed income and equity markets. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors, while equity holdings are divided into segments that include one or more categories of stocks. During most of the year, there were six equity segments in the Fund: core value, large-cap growth, multi-cap growth, mid-cap core growth, small-cap growth and real estate investment trusts or REITs.

    In March 2005, the small-cap growth segment of the Fund was eliminated, the core value segment of the Fund (with representation of small-cap, mid-cap and large-cap value stocks) was transitioned to large-cap value, and the mid-cap core growth segment of the Fund was transitioned into a blend of small-cap value and mid-cap core growth. (This is sometimes referred to as a “smid” discipline.)

    The strong relative performance for the Fund versus its blended benchmark was aided by both the Fund’s equity and fixed income investments. In the equity portion of the Fund, the strongest absolute performance came from the REIT segment, which generated a return in excess of 30%. Despite a sell-off during the first two weeks of January, REITs managed to reach new highs during the second quarter of 2005 and significantly outperformed the broader Russell 3000 Index. The Fund also benefited from its multi-cap growth, core value, mid-cap core growth, large-cap value and smid holdings, each of which outperformed their respective segment benchmarks during the period in which they existed in the Fund.

    The large-cap growth and small-cap growth segments of the Fund were the weakest equity segments. While the large-cap growth segment outperformed its benchmark, its performance reflected the general weakness of both large-cap and growth stocks during the year. The small-cap growth segment was trailing its benchmark prior to its elimination from the Fund.

iii

    The Fund’s relative return was also boosted by strong returns in the fixed income segment of the Fund, compared to the Lehman Brothers Intermediate Government/ Credit Index. This was largely due to its maintaining a barbell maturity structure, with the targeted maturity reached through a combination of long-term and short-term securities, in a flattening yield curve environment. The fixed income segment also benefited from an overweight in asset-backed and commercial mortgage-backed securities.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 3000 Index is an unmanaged index that represents approximately 98% of the U.S. equity market. The Lehman Brothers Intermediate Government/ Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate debt of the U.S. Treasury, U.S. government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Standard & Poor’s MidCap 400® Index is a capitalization weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment grade, fixed rate bond market, which includes publicly issued, fixed rate, non convertible, dollar denominated, taxable U.A. government, corporate, mortgage pass through and asset backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of balanced funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder Balanced Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Balanced Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

					Russell 3000/
				Russell	Lehman	Lipper Balanced
Class and	With		Without	3000	Blended	Funds
Inception Date	Load		Load	Index#	Index#	Median**

CLASS A 4/30/93	$23,761	*	$25,151	$26,062	$23,485	$20,551

CLASS B 6/21/94	N/A		23,635	26,062	23,485	20,551

CLASS C 1/24/96	N/A		21,323	22,078	20,750	18,275

CLASS K 4/16/93	N/A		25,021	26,062	23,485	20,551

CLASS R 7/29/04	N/A		11,240	11,231	10,897	10,895

CLASS Y 4/13/93	N/A		25,693	26,062	23,485	20,551

	AVERAGE ANNUAL TOTAL RETURNS

			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS A 4/30/93	3.23%	*	9.24%	1.81%	*	2.98%	9.04%	*	9.66%	8.52%	*	9.03%

CLASS B 6/21/94	3.53%	†	8.53%	1.81%†		2.16%	N/A		8.98%	N/A		9.49%

CLASS C 1/24/96	7.49%	†	8.49%	N/A		2.15%	N/A		N/A	N/A		8.36%

CLASS K 4/16/93	N/A		9.29%	N/A		2.87%	N/A		9.60%	N/A		8.85%

CLASS R 7/29/04	N/A		N/A	N/A		N/A	N/A		N/A	N/A		12.40%	(a)

CLASS Y 4/13/93	N/A		9.66%	N/A		3.15%	N/A		9.90%	N/A		9.09%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

(a)	Not annualized.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

vii

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Russell 3000 Index is an unmanaged index that represents approximately 98% of the U.S. equity market. The Russell 3000/ Lehman Blended Index is a blended index of 60% Russell 3000 Index and 40% Lehman Brothers Intermediate Government/ Credit Index. The Lehman Brothers Intermediate Government/ Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate debt of the U.S. Treasury, U.S. government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. Index comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 2/1/96, 7/1/95, 8/1/04, and 7/1/95, respectively.

**	The Lipper Balanced Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 2/1/96, 7/1/95, 8/1/04 and 7/1/95, respectively.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,017.60	$7.30	1.46%
Class B	$1,000.00	$1,014.20	$11.04	2.21%
Class C	$1,000.00	$1,014.10	$11.04	2.21%
Class K	$1,000.00	$1,017.70	$7.30	1.46%
Class R	$1,000.00	$1,016.30	$8.55	1.71%
Class Y	$1,000.00	$1,019.80	$6.06	1.21%

Hypothetical
Class A	$1,000.00	$1,017.56	$7.30	1.46%
Class B	$1,000.00	$1,013.84	$11.04	2.21%
Class C	$1,000.00	$1,013.84	$11.04	2.21%
Class K	$1,000.00	$1,017.56	$7.30	1.46%
Class R	$1,000.00	$1,016.32	$8.55	1.71%
Class Y	$1,000.00	$1,018.80	$6.06	1.21%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Balanced Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 65.8%
Consumer Discretionary — 9.4%
Auto Components — 0.4%
1,000	Drew Industries Incorporated†, (a)	$45,400
6,360	Magna International, Inc., Class A	447,362

		492,762

Hotels, Restaurants & Leisure — 1.0%
4,500	Carnival Corporation	245,475
5,090	Harrah’s Entertainment, Inc.	366,836
6,000	International Game Technology	168,900
4,600	Penn National Gaming, Inc.†	167,900
11,600	Scientific Games Corporation†	312,388
2,850	Starbucks Corporation†	147,231

		1,408,730

Household Durables — 3.7%
14,850	Centex Corporation	1,049,449
15,300	D.R. Horton, Inc.	575,433
7,800	KB Home	594,594
2,840	M.D.C. Holdings, Inc.	233,590
14,400	Pulte Homes, Inc.	1,213,200
4,850	Ryland Group, Inc. (The)	367,970
3,300	Standard Pacific Corporation	290,235
19,400	Tempur-Pedic International Inc.†, (a)	430,292
2,100	Toll Brothers, Inc.†, (a)	213,255

		4,968,018

Internet & Catalog Retail — 0.1%
2,700	eBay, Inc.†	89,127

Leisure Equipment & Products — 0.2%
4,700	Brunswick Corporation	203,604

Media — 1.3%
31,900	Comcast Corporation, Class A Special†	955,405
5,300	Getty Images, Inc.†	393,578
5,500	Omnicom Group Inc.	439,230

		1,788,213

Multiline Retail — 0.4%
3,900	Nordstrom, Inc.	265,083
1,725	Sears Holdings Corporation†	258,526

		523,609

Specialty Retail — 2.0%
3,600	Abercrombie & Fitch Co., Class A	247,320
9,700	Chico’s FAS, Inc.†	332,516

See Notes to Financial Statements.

1

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Specialty Retail (Continued)
8,300	Foot Locker, Inc.	$225,926
22,160	Gap, Inc. (The)	437,660
6,300	Hibbett Sporting Goods, Inc.†	238,392
7,900	Home Depot, Inc. (The)	307,310
4,700	Lowe’s Companies, Inc.	273,634
4,800	United Auto Group, Inc.	143,040
8,750	Urban Outfitters, Inc.†	496,038

		2,701,836

Textiles, Apparel & Luxury Goods — 0.3%
12,900	Coach, Inc.†	433,053

Total Consumer Discretionary		12,608,952

Consumer Staples — 3.4%
Beverages — 0.3%
7,350	PepsiCo, Inc.	396,386

Food & Staples Retailing — 1.8%
12,740	BJ’s Wholesale Club, Inc.†	413,922
9,840	CVS Corporation	286,049
11,060	SUPERVALU, Inc.	360,667
22,885	Wal-Mart Stores, Inc.	1,103,057
5,100	Walgreen Company	234,549

		2,398,244

Food Products — 0.4%
13,055	Cadbury Schweppes PLC, ADR(a)	500,398

Household Products — 0.8%
6,650	Church & Dwight Co., Inc.	240,730
5,600	Kimberly-Clark Corporation	350,504
10,300	Procter & Gamble Company (The)	543,325

		1,134,559

Personal Products — 0.1%
4,625	Alberto-Culver Company	200,401

Total Consumer Staples		4,629,988

Energy — 7.6%
Energy Equipment & Services — 1.6%
3,900	Cal Dive International, Inc.†	204,243
12,410	National Oilwell Varco, Inc.†	589,972
21,288	Pason Systems Inc.	369,939
7,600	Patterson-UTI Energy, Inc.	211,508

See Notes to Financial Statements.

2

Shares		Value

Energy (Continued)
Energy Equipment & Services (Continued)
15,600	Pride International, Inc.†	$400,920
2,600	Tenaris S.A., ADR (a)	203,502
4,900	Unit Corporation†	215,649

		2,195,733

Oil, Gas & Consumable Fuels — 6.0%
15,630	Apache Corporation	1,009,698
9,150	Arch Coal, Inc.	498,400
10,000	Chevron Corporation	559,200
7,802	Cimarex Energy Co.†, (a)	303,576
14,000	ConocoPhillips	804,860
34,900	Exxon Mobil Corporation	2,005,703
3,300	Kinder Morgan, Inc.	274,560
5,600	Newfield Exploration Company†	223,384
3,100	Noble Energy, Inc.	234,515
3,900	Nordic American Tanker Shipping Limited(a)	165,555
2,800	Occidental Petroleum Corporation	215,404
4,150	Peabody Energy Corporation	215,966
5,640	Total SA, ADR(a)	659,034
14,700	Ultra Petroleum Corp.†	446,292
13,033	XTO Energy, Inc.	442,992

		8,059,139

Total Energy		10,254,872

Financials — 16.4%
Capital Markets — 1.7%
2,350	Affiliated Managers Group, Inc.†, (a)	160,576
5,800	Ameritrade Holding Corporation†	107,822
9,730	Bank of New York Company, Inc. (The)	280,029
4,520	Goldman Sachs Group, Inc. (The)	461,130
5,110	Lehman Brothers Holdings, Inc.	507,321
12,780	Merrill Lynch & Co., Inc	703,028

		2,219,906

Commercial Banks — 2.0%
15,360	Bank of America Corporation	700,570
3,350	East West Bancorp, Inc.	112,526
23,100	U.S. Bancorp	674,520
6,770	Wachovia Corporation	335,792
8,450	Wells Fargo & Company	520,351
5,430	Zions Bancorporation	399,268

		2,743,027

See Notes to Financial Statements.

3

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Consumer Finance — 0.7%
6,450	American Express Company	$349,984
7,790	Capital One Financial Corporation	623,278

		973,262

Diversified Financial Services — 2.4%
8,220	CIT Group Inc.	353,213
44,333	Citigroup, Inc.	2,049,514
23,780	JPMorgan Chase & Co.	839,910

		3,242,637

Insurance — 3.1%
4,290	ACE Limited	192,407
8,620	Allstate Corporation (The)	515,045
11,625	American International Group, Inc.	675,412
4,600	AmerUs Group Co., (a)	221,030
3,800	Hartford Financial Services Group, Inc. (The)	284,164
10,000	Hub International Limited	194,900
4,400	Manulife Financial Corporation (a)	210,364
9,700	Metlife, Inc.	435,918
7,400	Prudential Financial, Inc.	485,884
6,700	Scottish Re Group Limited (a)	162,408
12,500	Universal American Financial Corp.†	282,750
13,700	W. R. Berkley Corporation	488,816

		4,149,098

Real Estate — 5.6%
650	Alexandria Real Estate Equities, Inc., REIT	47,743
950	AMB Property Corporation, REIT	41,259
11,500	American Home Mortgage Investment Corp., REIT	402,040
675	Apartment Investment and Management Company, Class A, REIT	27,621
3,575	Archstone-Smith Trust, REIT	138,066
1,575	Arden Realty, Inc., REIT	56,669
7,125	Ashford Hospitality Trust, Inc., REIT	76,950
1,175	AvalonBay Communities, Inc., REIT	94,940
1,050	BioMed Realty Trust, Inc., REIT	25,043
2,250	Boston Properties, Inc., REIT	157,500
475	Camden Property Trust, REIT	25,531
850	CarrAmerica Realty Corporation, REIT	30,753
1,650	CBL & Associates Properties, Inc., REIT	71,065
600	CenterPoint Properties Trust, REIT	25,380
4,275	Columbia Equity Trust, Inc. (i)	65,621
2,950	Corporate Office Properties Trust, REIT	86,877

See Notes to Financial Statements.

4

Shares		Value

Financials (Continued)
Real Estate (Continued)
650	Correctional Properties Trust, REIT	$18,395
1,975	CRT Properties, Inc., REIT	53,918
2,550	Developers Diversified Realty Corporation, REIT	117,198
1,625	Duke Realty Corporation, REIT	51,448
5,200	Eagle Hospitality Properties , Inc., REIT	47,372
5,000	ECC Capital Corporation, REIT	33,300
2,375	Equity Office Properties Trust, REIT	78,612
3,075	Equity One, Inc., REIT	69,802
3,275	Equity Residential, REIT	120,585
300	Essex Property Trust, Inc., REIT	24,918
8,625	Feldman Mall Properties, Inc., REIT	120,319
2,875	First Potomac Realty Trust, REIT	71,300
16,220	General Growth Properties, Inc., REIT	666,480
1,975	Health Care REIT, Inc.(a)	74,438
3,775	Hersha Hospitality Trust, Class A, REIT	36,014
150	Hospitality Properties Trust, REIT	6,611
7,325	Host Marriott Corporation, REIT	128,187
2,150	Kimco Realty Corporation, REIT	126,656
14,000	KKR Financial Corp., REIT	350,000
20,875	KKR Financial Corp., REIT, 144A,(b), (c), (d), (e), (l)	469,687
1,925	LaSalle Hotel Properties, REIT	63,159
1,625	Mills Corporation (The), REIT	98,784
8,684	New Century Financial Corporation, REIT(a)	446,792
9,375	Newcastle Investment Corp., REIT(a)	282,656
7,800	NorthStar Realty Finance Corp., REIT	81,822
975	Pan Pacific Retail Properties, Inc., REIT	64,721
12,775	ProLogis, REIT	514,066
1,150	PS Business Parks, Inc., REIT	51,118
875	Public Storage, Inc., REIT	55,344
2,250	RAIT Investment Trust, REIT(a)	67,387
3,450	Reckson Associates Realty Corp., REIT	115,747
1,075	Regency Centers Corporation, REIT	61,490
3,214	Simon Property Group, Inc., REIT(j)	232,983
1,875	SL Green Realty Corp., REIT(a)	120,937
1,450	Sovran Self Storage, Inc., REIT	65,917
1,100	Town and Country Trust (The), REIT (a)	31,361
12,550	Ventas, Inc., REIT	379,010
7,850	Vornado Realty Trust, REIT	631,140
1,962	Weingarten Realty Investors, REIT	76,950

		7,479,682

See Notes to Financial Statements.

5

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Thrifts & Mortgage Finance — 0.9%
7,200	Federal Home Loan Mortgage Corporation	$469,656
19,510	PMI Group, Inc. (The)(a)	760,500

		1,230,156

Total Financials		22,037,768

Health Care — 6.7%
Biotechnology — 0.8%
2,800	Amgen, Inc.†	169,288
13,250	Gilead Sciences, Inc.†	582,867
3,700	Invitrogen Corporation†	308,173

		1,060,328

Health Care Equipment & Supplies — 0.7%
6,900	Dade Behring Holdings, Inc.	448,569
1,800	Kinetic Concepts, Inc.†	108,000
9,200	St. Jude Medical, Inc.†	401,212

		957,781

Health Care Providers & Services — 3.5%
6,750	Aetna, Inc.	559,035
12,621	Caremark Rx, Inc.†	561,887
8,450	Centene Corporation†	283,751
9,000	Community Health Systems, Inc.†	340,110
12,100	Coventry Health Care, Inc.†	856,075
3,200	Quest Diagnostics Incorporated	170,464
11,248	UnitedHealth Group, Inc.	586,471
8,400	VCA Antech, Inc.†	203,700
17,332	WellPoint, Inc.†	1,207,000

		4,768,493

Pharmaceuticals — 1.7%
9,300	Johnson & Johnson	604,500
46,000	Pfizer, Inc.	1,268,680
8,510	Wyeth	378,807

		2,251,987

Total Health Care		9,038,589

See Notes to Financial Statements.

6

Shares		Value

Industrials — 7.4%
Aerospace & Defense — 1.2%
3,200	Alliant Techsystems Inc.†	$225,920
7,050	L-3 Communications Holdings, Inc.	539,889
14,960	United Technologies Corporation	768,196

		1,534,005

Air Freight & Logistics — 0.2%
2,700	UTI Worldwide, Inc.(a)	187,974

Building Products — 0.3%
11,830	Masco Corporation	375,721

Commercial Services & Supplies — 0.5%
14,290	ARAMARK Corporation, Class B	377,256
4,950	Asset Acceptance Capital Corp.†	128,254
3,400	Stericycle, Inc.†	171,088

		676,598

Electrical Equipment — 0.3%
5,000	Genlyte Group Incorporated (The)†	243,700
3,700	Rockwell Automation, Inc.	180,227

		423,927

Industrial Conglomerates — 1.7%
48,915	General Electric Company	1,694,905
20,680	Tyco International Ltd.	603,856

		2,298,761

Machinery — 2.0%
2,100	Caterpillar Inc.	202,951
12,830	Danaher Corporation	671,522
3,900	Eaton Corporation	233,610
6,500	ITT Industries, Inc.	634,595
7,050	Joy Global, Inc.	236,810
3,200	Oshkosh Truck Corporation	250,496
6,250	Terex Corporation†	246,250
1,400	Toro Company (The)	54,054
5,000	Volvo AB, ADR	202,785

		2,733,073

Road & Rail — 1.0%
23,000	J.B. Hunt Transport Services, Inc.	443,900
12,900	Norfolk Southern Corporation	399,384
11,900	Old Dominion Freight Line, Inc.†	319,277
4,300	Yellow Roadway Corporation†	218,440

		1,381,001

See Notes to Financial Statements.

7

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Trading Companies & Distributors — 0.2%
6,400	Beacon Roofing Supply, Inc.†, (a)	$168,320
9,500	Rush Enterprises, Inc., Class A†	126,730

		295,050

Total Industrials		9,906,110

Information Technology — 8.5%
Communications Equipment — 1.5%
26,150	Cisco Systems, Inc.†	499,726
25,850	Ixia†	502,524
57,515	Nokia Corporation, ADR	957,050

		1,959,300

Computers & Peripherals — 0.8%
9,000	Dell, Inc.†	355,590
8,638	Hewlett-Packard Company	203,079
3,460	International Business Machines Corporation	256,732
4,120	Lexmark International, Inc., Class A†	267,100

		1,082,501

Electronic Equipment & Instruments — 0.2%
7,480	Amphenol Corporation, Class A	300,471

Information Technology Services — 2.3%
15,900	Accenture Ltd, Class A†	360,453
7,900	Anteon International Corporation†	360,398
5,650	CACI International, Inc.†	356,854
18,600	Cognizant Technology Solutions Corporation, Class A†	876,618
7,000	Infosys Technologies Limited, ADR	542,290
9,450	Satyam Computer Services Limited, ADR	245,700
8,800	SRA International, Inc.†	305,536

		3,047,849

Internet Software & Services — 0.6%
12,100	Digital River, Inc.†, (a)	384,175
2,700	InfoSpace, Inc.†, (a)	88,911
5,700	J2 Global Communications, Inc.†, (a)	196,308
7,900	ValueClick, Inc.†	97,407

		766,801

Semiconductors & Semiconductor Equipment — 2.2%
4,500	Diodes, Incorporated†, (a)	140,400
12,500	FormFactor, Inc.†	330,250
54,560	Intel Corporation	1,421,834
12,850	Marvell Technology Group Ltd.†	488,814

See Notes to Financial Statements.

8

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
16,000	MEMC Electronic Materials, Inc.†	$252,320
6,900	Sigmatel, Inc.†, (a)	118,404
27,307	Taiwan Semiconductor Manufacturing Company, Ltd., ADR	249,042

		3,001,064

Software — 0.9%
6,920	Intuit, Inc.†	312,161
6,100	Mercury Interactive Corporation†	233,996
29,490	Microsoft Corporation	732,532

		1,278,689

Total Information Technology		11,436,675

Materials — 2.6%
Chemicals — 1.6%
10,800	Agrium Inc.	217,566
5,475	BASF AG, ADR	361,350
7,950	Dow Chemical Company (The)	354,014
2,400	Potash Corporation of Saskatchewan Inc.	229,392
15,660	Praxair, Inc.	729,756
4,520	Scotts Miracle-Gro Company (The)†	321,869

		2,213,947

Construction Materials — 0.5%
6,700	Florida Rock Industries, Inc.	491,445
5,300	Headwaters Incorporated†, (a)	182,214

		673,659

Metals & Mining — 0.5%
10,050	Alcoa, Inc.	262,606
3,400	Carpenter Technology Corporation	176,120
2,300	Phelps Dodge Corporation	212,750

		651,476

Total Materials		3,539,082

Telecommunication Services — 1.9%
Diversified Telecommunication Services — 1.2%
8,900	ALLTEL Corporation	554,292
14,400	SBC Communications, Inc.	342,000
20,100	Verizon Communications, Inc.	694,455

		1,590,747

See Notes to Financial Statements.

9

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Telecommunication Services (Continued)
Wireless Telecommunication Services — 0.7%
5,200	Mobile TeleSystems OJSC, ADR	$174,980
16,250	Nextel Partners, Inc., Class A†	409,012
11,650	Vimpel Communications, Inc., ADR†, (a)	396,450

		980,442

Total Telecommunication Services		2,571,189

Utilities — 1.9%
Electric Utilities — 0.9%
3,000	Consolidated Edison, Inc.(a)	140,520
1,900	DTE Energy Company	88,863
4,680	Edison International	189,774
2,000	Entergy Corporation	151,100
4,400	Exelon Corporation	225,852
3,740	FPL Group, Inc.	157,304
1,100	PPL Corporation	65,318
3,700	Progress Energy, Inc.	167,388

		1,186,119

Gas Utilities — 0.4%
5,150	Equitable Resources, Inc.	350,200
2,900	New Jersey Resources Corporation	139,925

		490,125

Independent Power Producers & Energy Traders — 0.3%
3,740	Duke Energy Corporation	111,190
2,700	TXU Corp.	224,343

		335,533

Multi-Utilities — 0.2%
2,450	Dominion Resources, Inc.	179,806
3,600	Wisconsin Energy Corporation	140,400

		320,206

Water Utilities — 0.1%
5,100	Aqua America, Inc.	151,674

Total Utilities		2,483,657

TOTAL COMMON STOCKS
(Cost $69,678,211)		88,506,882

See Notes to Financial Statements.

10

Shares		Value

WARRANTS — 0.0% #
(Cost $788)
Communication Equipment — 0.0% #
536	Lucent Technologies, Incorporated, expires 12/10/2007, (exercise price: $2.75)†	$413

Principal
Amount

ASSET-BACKED SECURITIES — 2.6%
Auto Loan — 0.3%
$425,000	DaimlerChrysler Auto Trust, Series 2005-A, Class A3, 3.490% due 12/08/2008	422,132

Credit Card — 1.0%
850,000	Capital One Master Trust, Series 2001-3A, Class A, 5.450% due 03/16/2009	861,490
455,000	Chemical Master Credit Card Trust 1, Series 1996-2, Class A, 5.980% due 09/15/2008	460,033

		1,321,523

Equipment — 0.7%
900,000	John Deere Owner Trust, Series 2004-A, Class A4, 3.020% due 03/15/2011	881,555

Utilities — 0.6%
383,504	Connecticut RRB Special Purpose Trust, Series 2001-1, Class A3, 5.730% due 03/30/2009	391,010
403,842	Public Service New Hampshire Funding LLC, Series 2001-1, Class A2, 5.730% due 11/01/2010	413,706

		804,716

TOTAL ASSET-BACKED SECURITIES
(Cost $3,465,525)		3,429,926

CORPORATE BONDS AND NOTES — 11.5%
Financials — 5.3%
580,000	Allstate Life Global FD, MTN, 4.250% due 02/26/2010(a)	580,354
500,000	Block Financial Corporation, 8.500% due 04/15/2007	535,439
500,000	General Electric Capital Corporation, MTN, 7.375% due 01/19/2010(a)	563,470
435,000	Goldman Sachs Group, Inc., 6.875% due 01/15/2011	485,039

See Notes to Financial Statements.

11

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$78,000	Household Finance Corporation, 8.000% due 07/15/2010	$90,001
375,000	International Lease Finance Corporation, 5.875% due 05/01/2013	398,100
500,000	Keycorp, MTN, 3.361% due 07/23/2007(g)	500,533
510,000	Landesbank Baden-Wurttemberg, New York, MTN, 6.350% due 04/01/2012	574,239
350,000	National Rural Utilities Cooperative Finance Corporation, 6.000% due 05/15/2006	356,288
	SLM Corporation, MTN:
250,000	3.281% due 01/25/2007(a),(g)	250,425
500,000	5.125% due 08/27/2012	516,981
300,000	Sovereign Bank, 4.375% due 08/01/2013(h)	298,619
600,000	TIAA Global Markets, Inc. 144A, 3.875% due 01/22/2008(c),(d),(f)	596,242
350,000	U.S. Bank of N.A., 6.375% due 08/01/2011	386,153
150,000	Wachovia Bank, N.A., 7.800% due 08/18/2010(a)	174,231
825,000	Wells Fargo & Company, 3.125% due 04/01/2009	797,791

		7,103,905

Industrials — 5.7%
300,000	American Standard, Inc., 7.375% due 02/01/2008(a)	319,421
370,000	Bellsouth Corporation, 5.000% due 10/15/2006(a)	375,062
210,000	Comcast Cable Communications Holdings, Inc., 8.375% due 03/15/2013	256,064
450,000	DaimlerChrysler NA Holding Corporation, 3.610% due 03/07/2007(g)	448,569
200,000	Deluxe Corporation, 5.000% due 12/15/2012(a)	196,048
400,000	EOP Operating Limited Partnership, 7.875% due 07/15/2031(a)	503,774
140,000	Ford Motor Credit Company, 5.800% due 01/12/2009(a)	132,901
365,000	Marathon Oil Corporation, 6.850% due 03/01/2008	387,846

See Notes to Financial Statements.

12

Principal
Amount		Value

Industrials (Continued)
$815,000	Merck & Co., Inc., 4.750% due 03/01/2015(a)	$822,274
450,000	Ryder System Inc, MTN, 5.000% due 06/15/2012	450,365
650,000	Toyota Motor Credit Corporation, 5.500% due 12/15/2008	678,289
425,000	Unilever Capital Corporation, 7.125% due 11/01/2010	480,457
510,000	Union Texas Petroleum Holdings, Inc. (MAPS), 7.000% due 04/15/2008	549,517
700,000	Verizon Pennsylvania, Inc., 5.650% due 11/15/2011(a)	730,512
550,000	Viacom, Inc., 6.625% due 05/15/2011(a)	590,758
485,000	Wal-Mart Stores, Inc., 4.500% due 07/01/2015(a)	481,886
225,000	Weingarten Realty Investors, REIT, MTN, 4.857% due 01/15/2014(a)	226,082

		7,629,825

Utilities — 0.5%
375,000	AEP Texas Central Company, Series D, 5.500% due 02/15/2013	392,910
350,000	Virginia Electric & Power Company, 4.100% due 12/15/2008(a)	346,941

		739,851

TOTAL CORPORATE BONDS AND NOTES
(Cost $15,247,387)		15,473,581

MORTGAGE-BACKED SECURITIES — 4.1%
Collateralized Mortgage Obligations (CMO) — Agency — 1.5%
	FHLMC:
314,586	Series 1737, Class H, 6.000% due 01/15/2023	315,924
49,549	Series 2091, Class PP, 6.000% due 02/15/2027	49,576
450,000	Series 2866, Class WN, 4.500% due 01/15/2024	453,894
	FNMA:
163,037	Series 1994-23, Class PE, 6.000% due 08/25/2022	163,237
43,988	Series 1998-61, Class PK, 6.000% due 12/25/2026	43,930

See Notes to Financial Statements.

13

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)
Collateralized Mortgage Obligations (CMO) — Agency (Continued)
	GNMA:
$1,000,000	Series 2002-9, Class B, 5.881% due 03/16/2024	$1,045,052

		2,071,613

Commercial Mortgage-Backed Securities — 1.3%
169,332	DLJ Commercial Mortgage Corporation, Series 2000-CKP1, Class A1A, 6.930% due 11/10/2033	176,712
1,000,000	First Union National Bank Commercial Mortgage, Series 1999-C4, Class A2, 7.390% due 12/15/2031	1,116,157
450,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4, 4.803% due 10/15/2041	455,831

		1,748,700

Mortgage Pass-Through Securities — 1.3%
	FHLMC:
5,550	Pool #E62394, 7.500% due 09/01/2010	5,656
	FNMA:
310,138	Pool #386314, 3.790% due 07/01/2013	299,260
433,607	Pool #780620, 5.500% due 05/01/2034	439,937
208,531	Pool #323406, 6.001% due 11/01/2008	217,944
643,614	Pool #380709, 6.080% due 10/01/2008	671,900
18,138	Pool #303105, 11.000% due 11/01/2020	20,369
68,305	Pool #100081, 11.500% due 08/20/2016	76,152
	GNMA:
13,722	Pool #780584, 7.000% due 06/15/2027	14,579

		1,745,797

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,503,362)		5,566,110

See Notes to Financial Statements.

14

Principal
Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.2%
Government Agency Debentures — 0.5%
$400,000	Financing Corporation, 10.700% due 10/06/2017	$634,100

Government Sponsored Enterprises (GSE) — 6.7%
	FHLB:
600,000	2.650% due 04/28/2006	594,591
490,000	5.750% due 05/15/2012	536,894
500,000	6.500% due 11/15/2005	505,158
	FHLMC:
435,000	3.500% due 09/15/2007	432,329
290,000	4.875% due 11/15/2013	303,419
940,000	5.125% due 11/07/2013	943,580
1,100,000	5.625% due 03/15/2011	1,187,673
750,000	6.250% due 03/05/2012	776,890
100,000	6.625% due 09/15/2009	110,097
	FNMA:
250,000	2.125% due 04/15/2006	246,874
1,000,000	4.125% due 04/15/2014	992,068
1,000,000	4.250% due 07/15/2007	1,008,868
455,000	4.300% due 02/17/2010	455,735
20,000	4.375% due 03/15/2013	20,326
665,000	5.500% due 03/15/2011	713,312
205,000	6.125% due 03/15/2012	229,257

		9,057,071

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $9,581,504)		9,691,171

U.S. TREASURY OBLIGATIONS — 5.0%
U.S. Treasury Notes — 5.0%
125,000	3.000% due 02/15/2009(a)	122,080
350,000	3.125% due 10/15/2008(a)	343,889
425,000	3.250% due 08/15/2008(a)	419,704
2,000,000	3.150% due 09/29/2005	1,984,910
1,445,136	3.625% due 01/15/2008(a), TIPS	1,529,191
1,505,000	4.000% due 02/15/2015(a)	1,510,350
320,000	4.000% due 04/15/2010(a)	323,500
550,000	4.250% due 08/15/2013(a)	563,750

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,759,855)		6,797,374

See Notes to Financial Statements.

15

Munder Balanced Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

YANKEE SECURITIES — 1.8%
Industrials — 1.8%
$480,000	BHP Billiton Finance, 4.800% due 04/15/2013	$487,344
375,000	British Telecommunications PLC, 8.375% due 12/15/2010	443,995
450,000	Corporacion Andina De Fomento, 5.125% due 05/05/2015	455,551
550,000	Diageo Capital PLC, 3.500% due 11/19/2007(a)	542,565
200,000	France Telecom SA, 7.750% due 03/01/2011(g)	232,095
212,500	Pemex Finance Ltd., 9.690% due 08/15/2009	233,622

TOTAL YANKEE SECURITIES
(Cost $2,404,796)		2,395,172

REPURCHASE AGREEMENT — 2.4%
(Cost $3,269,000)
3,269,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $3,269,232 on 07/01/2005, collateralized by $3,075,000 FNMA, 5.500% maturing 03/15/2011 (value $3,338,297)	3,269,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 12.3%
(Cost $16,495,521)
16,495,521	State Street Navigator Securities Lending Trust – Prime Portfolio(k)	16,495,521

TOTAL INVESTMENTS
(Cost $132,405,949)	112.7%	151,625,150
OTHER ASSETS AND LIABILITIES (Net)	(12.7)	(17,026,385)

NET ASSETS	100.0%	$134,598,765

See Notes to Financial Statements.

16

†	Non-income producing security.

#	Amount represents less than 0.1% of the net assets.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $469,687, 0.3% of net assets.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Balanced Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $469,687, 0.3% of net assets.

Security	Acquisition Date	Cost

KKR Financial Corp., REIT, 144A	08/05/2004	$300,000
	05/05/2005	75,190
	05/09/2005	45,835

(f)	Security subject to restrictions on resale that has been deemed by the Advisor to be liquid.

(g)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

(h)	Interest rate shown reflects the rate currently in effect through August 18, 2008. Thereafter, interest rate will be variable.

(i)	Security purchased on a when-issued basis.

(j)	Security is pledged as collateral for when-issued purchase commitment.

(k)	As of June 30, 2005, the market value of the securities on loan is $16,118,647.

(l)	At June 30, 2005, KKR Financial Corp., REIT 144A was valued at $22.50 per share which represents 90.0% of the market value of the unrestricted common stock of the same issuer. The unrestricted common stock commenced trading on June 23, 2005.

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MAPS — Mandatory Putable Remarkable Securities
MTN  — Medium Term Note
OJSC  — Open Joint Stock Company
REIT  — Real Estate Investment Trust
TIPS  — Treasury Inflation-Protected Security

See Notes to Financial Statements.

17

Munder Balanced Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investment, at value
See accompanying schedules:
Securities (including $16,118,647 of securities loaned)	$148,356,150
Repurchase agreement	3,269,000

Total Investments	151,625,150
Cash	47,265
Interest receivable	457,033
Dividends receivable	83,075
Receivable for investment securities sold	1,708,518
Receivable for Fund shares sold	180,288
Prepaid expenses and other assets	18,193

Total Assets	154,119,522

LIABILITIES:
Payable upon return of securities loaned	16,495,521
Payable for investment securities purchased	2,425,987
Payable for Fund shares redeemed	403,619
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	55,515
Transfer agency/ record keeping fees payable	37,510
Trustees’ fees and expenses payable	25,826
Administration fees payable	15,415
Custody fees payable	12,420
Investment advisory fees payable	2,030
Shareholder servicing fees payable — Class K Shares	159
Accrued expenses and other payables	46,755

Total Liabilities	19,520,757

NET ASSETS	$134,598,765

Investments, at cost	$132,405,949

See Notes to Financial Statements.

18

NET ASSETS consist of:
Undistributed net investment income	$42,885
Accumulated net realized loss on investments sold	(11,310,990)
Net unrealized appreciation of investments	19,219,201
Paid-in capital	126,647,669

$134,598,765

NET ASSETS:
Class A Shares	$41,806,005

Class B Shares	$35,461,539

Class C Shares	$18,443,057

Class K Shares	$11,152,837

Class R Shares	$2,247

Class Y Shares	$27,733,080

SHARES OUTSTANDING:
Class A Shares	3,630,799

Class B Shares	3,110,695

Class C Shares	1,610,964

Class K Shares	973,756

Class R Shares	195

Class Y Shares	2,420,815

CLASS A SHARES:
Net asset value and redemption price per share	$11.51

Maximum sales charge	5.50%
Maximum offering price per share	$12.18

CLASS B SHARES:
Net asset value and offering price per share*	$11.40

CLASS C SHARES:
Net asset value and offering price per share*	$11.45

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.45

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$11.52

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.46

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

19

Munder Balanced Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$1,992,995
Dividends(a)	1,314,260
Securities lending	26,778

Total Investment Income	3,334,033

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	101,456
Class B Shares	396,120
Class C Shares	179,496
Class R Shares	10
Shareholder servicing fees:
Class K Shares	28,047
Investment advisory fees	867,382
Transfer agency/record keeping fees	258,278
Administration fees	203,807
Custody fees	110,383
Registration and filing fees	48,539
Legal and audit fees	41,893
Trustees’ fees and expenses	26,560
Other	75,742

Total Expenses	2,337,713
Fees waived by transfer agent	(1,455)

Net Expenses	2,336,258

NET INVESTMENT INCOME	997,775

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	8,461,722
Foreign currency-related transactions	1,691
Net change in unrealized appreciation/(depreciation) of securities	1,897,394

Net realized and unrealized gain on investments	10,360,807

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,358,582

(a)	Net of dividend withholding taxes of $12,970.

See Notes to Financial Statements.

20

Munder Balanced Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment income	$997,775	$514,403
Net realized gain from security and foreign currency-related transactions	8,463,413	6,372,997
Net change in unrealized appreciation/(depreciation) of securities	1,897,394	8,150,737

Net increase in net assets resulting from operations	11,358,582	15,038,137
Dividends to shareholders from net investment income:
Class A Shares	(401,353)	(212,098)
Class B Shares	(99,478)	(13,023)
Class C Shares	(45,747)	(5,025)
Class K Shares	(110,611)	(72,812)
Class R Shares	(17)	—
Class Y Shares	(312,838)	(159,677)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	2,106,199	6,107,503
Class B Shares	(10,181,077)	(2,021,393)
Class C Shares	(564,499)	91,674
Class K Shares	(1,510,255)	(1,246,044)
Class R Shares	2,017	—
Class Y Shares	5,471,140	4,952,536
Short-term trading fees	463	—

Net increase in net assets	5,712,526	22,459,778
NET ASSETS
Beginning of year	128,886,239	106,426,461

End of year	$134,598,765	$128,886,239

Undistributed net investment income	$42,885	$33,603

(a)	The Munder Balanced Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

21

Munder Balanced Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$20,048,295	$14,154,767
Issued as reinvestment of dividends	310,617	160,230
Redeemed	(18,252,713)	(8,207,494)

Net increase	$2,106,199	$6,107,503

Class B Shares:
Sold	$4,556,767	$6,814,748
Issued as reinvestment of dividends	69,771	8,858
Redeemed*	(14,807,615)	(8,844,999)

Net decrease	$(10,181,077)	$(2,021,393)

Class C Shares:
Sold	$3,445,897	$4,846,078
Issued as reinvestment of dividends	29,986	3,169
Redeemed	(4,040,382)	(4,757,573)

Net increase/(decrease)	$(564,499)	$91,674

Class K Shares:
Sold	$1,261,691	$1,770,291
Issued as reinvestment of dividends	50,977	—
Redeemed	(2,822,923)	(3,016,335)

Net decrease	$(1,510,255)	$(1,246,044)

Class R Shares:
Sold	$2,000	$—
Issued as reinvestment of dividends	17	—
Redeemed	—	—

Net increase	$2,017	$—

Class Y Shares:
Sold	$8,374,576	$7,650,898
Issued as reinvestment of dividends	196,334	83,787
Redeemed	(3,099,770)	(2,782,149)

Net increase	$5,471,140	$4,952,536

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Balanced Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

22

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold*	1,810,632	1,392,191
Issued as reinvestment of dividends	27,798	15,588
Redeemed	(1,661,853)	(807,770)

Net increase	176,577	600,009

Class B Shares:
Sold	421,276	679,340
Issued as reinvestment of dividends	6,210	862
Redeemed*	(1,357,715)	(876,579)

Net decrease	(930,229)	(196,377)

Class C Shares:
Sold	318,045	475,001
Issued as reinvestment of dividends	2,675	307
Redeemed	(371,677)	(467,183)

Net increase/(decrease)	(50,957)	8,125

Class K Shares:
Sold	114,701	174,731
Issued as reinvestment of dividends	4,511	—
Redeemed	(257,789)	(302,746)

Net decrease	(138,577)	(128,015)

Class R Shares:
Sold	194	—
Issued as reinvestment of dividends	1	—
Redeemed	—	—

Net increase	195	—

Class Y Shares:
Sold	770,218	757,809
Issued as reinvestment of dividends	17,616	8,181
Redeemed	(278,480)	(273,270)

Net increase	509,354	492,720

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Balanced Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

23

Munder Balanced Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$10.64	$9.38	$9.22	$10.25	$12.13

Income/(loss) from investment operations:
Net investment income	0.11	0.08	0.09	0.16	0.19
Net realized and unrealized gain/(loss) on investments	0.87	1.25	0.17	(1.04)	(0.26)

Total from investment operations	0.98	1.33	0.26	(0.88)	(0.07)

Less distributions:
Dividends from net investment income	(0.11)	(0.07)	(0.10)	(0.15)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.35)
Distributions in excess of net realized gains	—	—	—	—	(0.28)

Total distributions	(0.11)	(0.07)	(0.10)	(0.15)	(1.81)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$11.51	$10.64	$9.38	$9.22	$10.25

Total return(b)	9.24%	14.16%	2.86%	(8.60)%	(1.23)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$41,806	$36,742	$26,766	$26,336	$20,621
Ratio of operating expenses to average net assets	1.47%	1.54%	1.57%	1.37%	1.31%
Ratio of net investment income to average net assets	1.03%	0.76%	1.07%	1.59%	1.80%
Portfolio turnover rate	75%	65%	61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers	1.47%	1.55%	1.58%	1.37%	1.31%

(a)	The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

24

B Shares

Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$10.53	$9.30		$9.15	$10.16	$12.08

0.03	0.00	(d)	0.03	0.08	0.11
0.87	1.23		0.15	(1.01)	(0.30)

0.90	1.23		0.18	(0.93)	(0.19)

(0.03)	(0.00	)(d)	(0.03)	(0.08)	(0.10)
—	—		—	—	(1.35)
—	—		—	—	(0.28)

(0.03)	—		(0.03)	(0.08)	(1.73)

0.00 (d)	—		—	—	—

$11.40	$10.53		$9.30	$9.15	$10.16

8.53%	13.26%		2.00%	(9.16)%	(2.30)%

$35,462	$42,565		$39,406	$48,006	$47,329
2.22%	2.29%		2.32%	2.12%	2.06%
0.27%	0.01%		0.32%	0.84%	1.05%
75%	65%		61%	79%	165%
2.22%	2.30%		2.33%	2.12%	2.06%

See Notes to Financial Statements.

25

Munder Balanced Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$10.58	$9.34		$9.19	$10.20	$12.12

Income/(loss) from investment operations:
Net investment income	0.03	0.00	(d)	0.03	0.08	0.11
Net realized and unrealized gain/(loss) on investments	0.87	1.24		0.15	(1.01)	(0.30)

Total from investment operations	0.90	1.24		0.18	(0.93)	(0.19)

Less distributions:
Dividends from net investment income	(0.03)	(0.00	)(d)	(0.03)	(0.08)	(0.10)
Distributions from net realized gains	—	—		—	—	(1.35)
Distributions in excess of net realized gains	—	—		—	—	(0.28)

Total distributions	(0.03)	—		(0.03)	(0.08)	(1.73)

Short-term trading fees	0.00 (d)	—		—	—	—

Net asset value, end of period	$11.45	$10.58		$9.34	$9.19	$10.20

Total return(b)	8.49%	13.31%		1.99%	(9.12)%	(2.38)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,443	$17,580		$15,445	$20,041	$24,364
Ratio of operating expenses to average net assets	2.22%	2.29%		2.32%	2.12%	2.06%
Ratio of net investment income to average net assets	0.28%	0.01%		0.32%	0.84%	1.05%
Portfolio turnover rate	75%	65%		61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers	2.22%	2.30%		2.33%	2.12%	2.06%

(a)	The Munder Balanced Fund Class C Shares and Class K Shares commenced operations on January 24, 1996 and April 16, 1993, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

26

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$10.58	$9.33	$9.17	$10.19	$12.14

0.11	0.08	0.09	0.16	0.20
0.87	1.24	0.17	(1.03)	(0.34)

0.98	1.32	0.26	(0.87)	(0.14)

(0.11)	(0.07)	(0.10)	(0.15)	(0.18)
—	—	—	—	(1.35)
—	—	—	—	(0.28)

(0.11)	(0.07)	(0.10)	(0.15)	(1.81)

0.00 (d)	—	—	—	—

$11.45	$10.58	$9.33	$9.17	$10.19

9.29%	14.13%	2.76%	(8.45)%	(1.81)%

$11,153	$11,769	$11,571	$11,876	$17,713
1.47%	1.54%	1.57%	1.37%	1.31%
1.02%	0.76%	1.07%	1.59%	1.80%
75%	65%	61%	79%	165%
1.47%	1.55%	1.58%	1.37%	1.31%

See Notes to Financial Statements.

27

Munder Balanced Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares		Y Shares

	Period		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/05(c)		6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$10.32		$10.58	$9.33	$9.18	$10.20	$12.14

Income/(loss) from investment operations:
Net investment income	0.08		0.14	0.10	0.11	0.18	0.22
Net realized and unrealized gain/(loss) on investments	1.21		0.88	1.24	0.16	(1.02)	(0.32)

Total from investment operations	1.29		1.02	1.34	0.27	(0.84)	(0.10)

Less distributions:
Dividends from net investment income	(0.09)		(0.14)	(0.09)	(0.12)	(0.18)	(0.21)
Distributions from net realized gains	—		—	—	—	—	(1.35)
Distributions in excess of net realized gains	—		—	—	—	—	(0.28)

Total distributions	(0.09)		(0.14)	(0.09)	(0.12)	(0.18)	(1.84)

Short-term trading fees	0.00	(d)	0.00 (d)	—	—	—	—

Net asset value, end of period	$11.52		$11.46	$10.58	$9.33	$9.18	$10.20

Total return(b)	12.40%		9.66%	14.41%	3.02%	(8.31)%	(1.46)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2		$27,733	$20,230	$13,238	$9,634	$10,821
Ratio of operating expenses to average net assets	1.72	%(e)	1.22%	1.29%	1.32%	1.12%	1.06%
Ratio of net investment income to average net assets	0.81	%(e)	1.29%	1.01%	1.32%	1.84%	2.05%
Portfolio turnover rate	75%		75%	65%	61%	79%	165%
Ratio of operating expenses to average net assets without expense waivers	1.72	%(e)	1.22%	1.30%	1.33%	1.12%	1.06%

(a)	The Munder Balanced Fund Class R Shares and Class Y Shares commenced operations on July 29, 2004 and, April 13, 1993, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

(e)	Annualized.

See Notes to Financial Statements.

28

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Balanced Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide an attractive investment return through a combination of long-term growth of capital and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted

29

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Fixed income securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model such as matrix pricing commonly used for valuing such securities. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/ (depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/ (depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and

30

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a

31

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $1,455 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

32

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.65% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $203,807 before payment of sub-administration fees and $133,096 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1527% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2,305 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

33

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

34

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $337 to Comerica Securities and $28,050 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $84,170,812 and $81,942,042, respectively, for the year ended June 30, 2005. For the year ended June 30, 2005, cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments were $15,555,906 and $15,300,921, respectively.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $20,630,895 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,186,305 and net appreciation for Federal income tax purposes was $18,444,590. At June 30, 2005, aggregate cost for Federal income tax purposes was $133,180,560.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30,

35

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $1,981.

7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, return of capital and capital gain distributions from real estate investment trusts and premium amortization were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss

$(18,449)	$18,449

    During the years ended June 30, 2005 and June 30, 2004, distributions of $970,044 and $462,635, respectively, were paid to shareholders from ordinary income on a tax basis.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital	Unrealized
Income	Loss Carryover	Appreciation	Total

$64,212	$(10,536,378)	$18,444,590	$7,972,424

36

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The differences between book and tax distributable earnings are primarily due to wash sales, real estate trust basis adjustments, premium amortization accruals and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $10,536,378 of unused capital losses which expire in 2011.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $8,581,394.

9. Tax Information (Unaudited)

    The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2005 were as follows:

Federal Home Loan	1.2%
Federal Home Loan Mortgage Corporation	3.4%
Federal National Mortgage Association	4.2%
Government Agency Debentures	0.5%
Government National Mortgage Association	0.8%
U.S. Treasury Notes	5.0%

    Of the distributions paid by the Fund, 85.85% will qualify for the dividend received deduction available to corporate shareholders.

    For the fiscal year ended June 30, 2005, the Fund designated approximately $1,327,230 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

37

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

11. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

38

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

39

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark blend of indexes; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y Shares exceeded the performance of the benchmark for each of the periods in question and (2) total returns for Class Y Shares exceeded the median performance of the Fund’s Lipper peer group for the one-, five- and ten-year periods and trailed the median performance of the Fund’s Lipper peer group for the three-year period.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund strongly supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share

40

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

41

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

14. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

42

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

43

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

44

Munder Balanced Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

45

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Balanced Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Balanced Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Balanced Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

46

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47

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and
Chief Compliance Officer
Amy D. Eigenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBLNC605

ANNUAL REPORT
June 30, 2005
Munder Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
vi	Shareholder Fee Example
1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, where applicable, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER BOND FUND

Portfolio Management Team: Michael Krushena and Peter Root

    The Fund earned a 6.48% return for the year ended June 30, compared to the 7.48% return for the Fund’s benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 6.35% median return for the Lipper universe of corporate debt A-rated funds.

    During the year ended June 30, long-term interest rates fell while short-term rates rose. As an example, the yield on the 10-year Treasury bond, which stood at 4.58% on June 30, 2004, had fallen to 3.91% by June 30, 2005. In contrast, the yield on the 30-day Treasury bill rose from 1.14% to 2.98% during this same one-year time period. With the narrowing of the gap between short-term and long-term rates, the yield curve, which plots the yields for various maturities of Treasury securities, became flatter. As a result, the Fund’s barbell maturity structure, with the targeted maturity reached through a combination of long-term and short-term securities, had a positive impact on the Fund’s performance. A barbell structure generally works best as the yield curve is flattening. The sector allocation of the Fund, which included an overweight in asset-backed securities, also helped to boost the Fund’s return relative to its custom Lehman benchmark.

    These positive factors were offset by the negative impact of the Fund’s overweight in securities with an A or lower credit rating. AAA rated securities had the highest return among credit rating categories, on a risk-adjusted basis.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. The Lehman Brothers Credit Index is an unmanaged index made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of corporate debt A-rated funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder Bond Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Bond Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

iv

	GROWTH OF A $10,000 INVESTMENT(1)

				Lehman
				Aggregate	Lehman	Lipper Corp.
Class and	With		Without	Bond	Blended	Debt A-Rated
Inception Date	Load		Load	Index#	Index#	Funds Median**

CLASS A (12/9/92)	$16,628	*	$17,314	$19,353	$19,770	$18,028
CLASS B (3/13/96)	N/A		$15,566	$18,405	$18,767	$17,163
CLASS C (3/25/96)	N/A		$15,496	$18,535	$18,914	$17,312
CLASS K (11/23/92)	N/A		$17,346	$19,353	$19,770	$18,028
CLASS Y (12/1/91)	N/A		$17,763	$19,353	$19,770	$18,028

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Ten			Since
	One		One	Five		Years	Ten		Years	Since		Inception
Class and	Year		Year	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load	w/load		load

CLASS A (12/9/92)	2.12%	*	6.33%	5.32%	*	6.17%	5.22%	*	5.64%	5.55%	*	5.90%
CLASS B (3/13/96)	0.42%†		5.42%	5.05%†		5.38%	N/A		N/A	N/A		4.87%
CLASS C (3/25/96)	4.50%†		5.50%	N/A		5.37%	N/A		N/A	N/A		4.84%
CLASS K (11/23/92)	N/A		6.32%	N/A		6.17%	N/A		5.66%	N/A		5.89%
CLASS Y (12/1/91)	N/A		6.48%	N/A		6.43%	N/A		5.91%	N/A		5.99%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-based securities rated investment grade or higher. The Lehman Blended Index is a blended index made up of 50% Lehman Brothers Aggregate Bond Index and 50% Lehman Brothers Credit Index. The Lehman Brothers Credit Index is an unmanaged index made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. Index comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 3/1/96, 4/1/96, 7/1/95, and 7/1/95, respectively.

**	The Lipper Corporate Debt A-Rated Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 3/1/96, 4/1/96, 7/1/95, and 7/1/95, respectively.

v

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,021.40	$7.42	1.48%
Class B	$1,000.00	$1,017.60	$11.16	2.23%
Class C	$1,000.00	$1,017.50	$11.16	2.23%
Class K	$1,000.00	$1,022.50	$7.42	1.48%
Class Y	$1,000.00	$1,022.70	$6.17	1.23%
Hypothetical
Class A	$1,000.00	$1,017.46	$7.40	1.48%
Class B	$1,000.00	$1,013.74	$11.13	2.23%
Class C	$1,000.00	$1,013.74	$11.13	2.23%
Class K	$1,000.00	$1,017.46	$7.40	1.48%
Class Y	$1,000.00	$1,018.70	$6.16	1.23%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Bond Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

ASSET-BACKED SECURITIES — 15.6%
Auto Loan — 6.8%
$1,200,000	Chevy Chase Auto Receivables Trust, Series 2001-2, Class B, 5.160% due 03/17/2008	$1,204,657
485,788	Navistar Financial Corporation Owner Trust, Series 2002-A, Class B, 4.950% due 04/15/2009	486,849
827,944	WFS Financial Owner Trust, Series 2003-4, Class C, 3.020% due 05/20/2011	818,215

		2,509,721

Credit Card — 2.9%
1,000,000	Capital One Multi-Asset Execution Trust, Series 2003-C1, Class C1, 5.770% due 03/15/2011 (a),(b)	1,055,005

Equipment Lease — 0.7%
250,000	CNH Equipment Trust, Series 2004-A, Class A3B, 2.940% due 10/15/2008	246,220

Home Equity Loans — 3.2%
375,000	Centex Home Equity Loan Trust, Series 2004-D, Class AF2, 3.350% due 04/25/2023	370,740
811,387	Wachovia Asset Securitization, Inc., Series 2003-HE1 Trust, Series A1, 3.604% due 03/25/2033 (b)	812,195

		1,182,935

Time Share Receivables — 2.0%
723,243	Marriott Vacation Club Owner Trust, Series 2004-2A, Class B, 144A, 4.341% due 10/20/2026 (c),(d),(e)	723,000

TOTAL ASSET-BACKED SECURITIES
(Cost $5,690,061)		5,716,881

CORPORATE BONDS AND NOTES — 41.4%
Financials — 13.4%
600,000	Citigroup, Inc., 5.625% due 08/27/2012	640,877
500,000	Credit Suisse First Boston USA, Inc., 6.125% due 11/15/2011	543,886

See Notes to Financial Statements.

1

Munder Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$500,000	Independence Community Bank Corporation (becomes variable April 2009), 3.750% due 04/01/2014 (b)	$482,011
500,000	International Lease Finance Corporation, 5.875% due 05/01/2013	530,800
1,055,000	Landesbank Baden-Wurttemberg, New York, MTN, 6.350% due 04/01/2012	1,187,887
500,000	Ohio Casualty Corporation, 7.300% due 06/15/2014	549,898
950,000	Sovereign Bank, 5.125% due 03/15/2013	968,738

		4,904,097

Industrials — 26.2%
1,000,000	American Standard, Inc., 7.375% due 02/01/2008 (a)	1,064,735
570,000	Becton Dickinson & Co, 6.700% due 08/01/2028	689,317
195,000	Comcast Cable Communications Holdings, Inc., 8.375% due 03/15/2013	237,773
200,000	DaimlerChrysler NA Holding Corporation, 3.610% due 03/07/2007 (b)	199,364
500,000	Deluxe Corporation, 5.000% due 12/15/2012 (a)	490,121
500,000	EOP Operating Limited Partnership, 7.875% due 07/15/2031	629,717
550,000	First Data Corp, 4.500% due 06/15/2010	554,986
750,000	Ford Motor Credit Company, 5.800% due 01/12/2009	711,972
900,000	Merck & Co., Inc., 4.750% due 03/01/2015	908,032
400,000	Ryder System Inc, MTN, 5.000% due 06/15/2012	400,324
1,000,000	S.C. Johnson & Son, Inc., Series 144A, 5.750% due 02/15/2033 (c),(d),(e)	1,057,297
300,000	Sprint Capital Corporation, 7.625% due 01/30/2011	342,624

See Notes to Financial Statements.

2

Principal
Amount		Value

Industrials (Continued)
$500,000	Verizon New England, Inc., 6.500% due 09/15/2011	$543,793
250,000	Verizon Pennsylvania, Inc., 5.650% due 11/15/2011	260,897
500,000	Viacom, Inc., 6.625% due 05/15/2011	537,053
500,000	Wal-Mart Stores, Inc., 4.500% due 07/01/2015	496,790
500,000	Weingarten Realty Investors, REIT, MTN, 4.857% due 01/15/2014 (a)	502,406

		9,627,201

Utilities — 1.8%
350,000	AEP Texas Central Company, Series D, 5.500% due 02/15/2013	366,716
275,000	Consolidated Edison Co of New York, 5.625% due 07/01/2012	293,810

		660,526

TOTAL CORPORATE BONDS AND NOTES
(Cost $14,737,146)		15,191,824

MORTGAGE-BACKED SECURITIES — 18.2%
Collateralized Mortgage Obligations (CMO) — Agency — 3.3%
	FHLMC:
600,000	Series 2780, Class LC, 5.000% due 07/15/2027	608,568
300,000	Series 2802 Class NC, 5.000% due 05/15/2028	304,590
144,943	Series 2132, Class PD, 6.000% due 11/15/2027	147,118
153,108	Series 2351, Class DF, 6.500% due 01/15/2010	155,017

		1,215,293

Commercial Mortgage Backed Securities — 1.5%
500,000	First Union National Bank — Chase, Series 1999-C2, Class C, 6.944% due 06/15/2031 (b)	542,451

See Notes to Financial Statements.

3

Munder Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)
Mortgage Pass-Through Securities — 13.4%
	FHLMC:
$1,261,929	Pool #C01501, Gold, 5.500% due 03/01/2033	$1,280,683
305,635	Pool #C30261, 7.500% due 08/01/2029	327,451
49,764	Pool #E62394, 7.500% due 09/01/2010	50,713
	FNMA:
830,917	Pool #767413, 5.500% due 01/01/2034	842,770
788,324	Pool #767413, 5.500% due 07/01/2034	799,570
673,426	Pool #788908, 6.000% due 08/01/2034	690,647
156,694	Pool #303105, 11.000% due 11/01/2020	175,968
373,247	Pool #100081, 11.500% due 08/20/2016	416,127
	GNMA:
191,089	Pool #627907, 5.000% due 02/15/2034	192,803
125,989	Pool #780584, 7.000% due 06/15/2027	133,860

		4,910,592

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $6,653,352)		6,668,336

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.4%
Government Sponsored Enterprises (GSE) — 3.4%
	FHLMC:
740,000	5.125% due 11/07/2013	742,818
500,000	6.250% due 03/05/2012	517,926

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,231,952)		1,260,744

See Notes to Financial Statements.

4

Principal
Amount		Value

U.S. TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bonds — 0.8%
	U.S. Treasury Bonds:
$100,000	6.500% due 11/15/2026 (a)	$130,731
125,000	8.000% due 11/15/2021 (a)	180,112

		310,843

U.S. Treasury Notes — 3.5%
1,260,000	4.000% due 04/15/2010(a)	1,273,782

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,576,793)		1,584,625

YANKEE SECURITIES — 15.2%
Financials — 1.5%
390,000	Axa, 8.600% due 12/15/2030	531,093

Government — 6.6%
1,250,000	Inter-American Development Bank, MTN, 6.750% due 07/15/2027	1,610,733
750,000	United Mexican States, MTN, 6.375% due 01/16/2013	805,125

		2,415,858

Industrials — 7.1%
500,000	British Telecommunications PLC, 8.375% due 12/15/2010	591,993
450,000	Corporacion Andina De Fomento, 5.125% due 05/05/2015	455,551
500,000	Hutchison Whampoa International 03/13, 144A (becomes variable May 2015), 6.500% due 02/13/2013 (c),(d),(e)	542,841
500,000	Telecom Italia Capital SA, 5.250% due 11/15/2013	507,602
500,000	WMC Finance USA, 5.125% due 05/15/2013	515,987

		2,613,974

TOTAL YANKEE SECURITIES
(Cost $5,157,630)		5,560,925

See Notes to Financial Statements.

5

Munder Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

REPURCHASE AGREEMENT — 1.1%
(Cost $393,000)
$393,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $393,028 on 07/01/2005, collateralized by $400,000 FHLMC, 4.500% maturing 11/15/2011 (value $403,000)	$393,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 13.2%
(Cost $4,849,694)
4,849,694	State Street Navigator Securities Lending Trust — Prime Portfolio (f)	4,849,694

TOTAL INVESTMENTS
(Cost $40,289,628)	112.4%	41,226,029
OTHER ASSETS AND LIABILITIES (Net)	(12.4)	(4,557,956)

NET ASSETS	100.0%	$36,668,073

(a)	Security, or a portion thereof, is on loan.

(b)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Bond Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that has been deemed by the Advisor to be liquid.

(f)	As of June 30, 2005, the market value of the securities on loan is $4,755,254.

ABBREVIATIONS:

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MTN  — Medium Term Note
REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

6

[This Page Intentionally Left Blank]

7

Munder Bond Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $4,755,254 of securities loaned)	$40,833,029
Repurchase agreement	393,000

Total Investments	41,226,029
Cash	806
Interest receivable	399,234
Receivable for Fund shares sold	4,147
Prepaid expenses and other assets	16,326

Total Assets	41,646,542

LIABILITIES:
Payable for Fund shares redeemed	38,168
Payable upon return of securities loaned	4,849,694
Trustees’ fees and expenses payable	26,809
Transfer agency/record keeping fees payable	17,834
Distribution and shareholder servicing fees payable — Class A, B, and C Shares	4,109
Administration fees payable	3,509
Custody fees payable	2,249
Investment advisory fees payable	578
Shareholder servicing fees payable — Class K Shares	429
Accrued expenses and other payables	35,090

Total Liabilities	4,978,469

NET ASSETS	$36,668,073

Investments, at cost	$40,289,628

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(1,574)
Accumulated net realized losses on investments sold	(13,165,874)
Net unrealized appreciation of investments	936,401
Paid-in capital	48,899,120

$36,668,073

NET ASSETS:
Class A Shares	$5,239,473

Class B Shares	$3,497,658

Class C Shares	$522,845

Class K Shares	$9,785,659

Class Y Shares	$17,622,438

SHARES OUTSTANDING:
Class A Shares	542,786

Class B Shares	362,388

Class C Shares	53,897

Class K Shares	1,013,420

Class Y Shares	1,824,269

CLASS A SHARES:
Net asset value and redemption price per share	$9.65

Maximum sales charge	4.00%
Maximum offering price per share	$10.05

CLASS B SHARES:
Net asset value and offering price per share*	$9.65

CLASS C SHARES:
Net asset value and offering price per share*	$9.70

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.66

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.66

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Bond Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest(a)	$2,307,613
Securities lending	5,322

Total Investment Income	2,312,935

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	11,707
Class B Shares	45,337
Class C Shares	5,429
Shareholder servicing fees:
Class K Shares	27,117
Investment advisory fees	239,938
Administration fees	81,420
Transfer agency/record keeping fees	70,923
Registration and filing fees	40,383
Legal and audit fees	38,733
Custody fees	30,818
Trustees’ fees and expenses	26,717
Other	34,866

Total Expenses	653,388
Fees waived by transfer agent	(241)

Net Expenses	653,147

NET INVESTMENT INCOME	1,659,788

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	595,282
Net change in unrealized appreciation/(depreciation) of securities	692,026

Net realized and unrealized gain on investments	1,287,308

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,947,096

(a)	Net of foreign withholding taxes of $327.

See Notes to Financial Statements.

10

Munder Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$1,659,788	$2,820,697
Net realized gain from security transactions	595,282	511,113
Net change in unrealized appreciation/(depreciation) of securities	692,026	(3,886,999)

Net increase/(decrease) in net assets resulting from operations	2,947,096	(555,189)
Dividends to shareholders from net investment income:
Class A Shares	(202,482)	(200,867)
Class B Shares	(159,381)	(232,318)
Class C Shares	(18,903)	(22,726)
Class K Shares	(459,407)	(1,046,177)
Class Y Shares	(1,213,087)	(1,631,143)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	1,029,603	(632,552)
Class B Shares	(2,114,353)	(3,399,265)
Class C Shares	(30,459)	(457,867)
Class K Shares	(2,875,732)	(26,502,281)
Class Y Shares	(14,450,465)	(11,707,831)

Net decrease in net assets	(17,547,570)	(46,388,216)
NET ASSETS
Beginning of year	54,215,643	100,603,859

End of year	$36,668,073	54,215,643

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$(1,574)	$170,004

See Notes to Financial Statements.

11

Munder Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$5,028,325	$6,691,866
Issued as reinvestment of dividends	158,773	143,132
Redeemed	(4,157,495)	(7,467,550)

Net increase/(decrease)	$1,029,603	$(632,552)

Class B Shares:
Sold	$952,760	$1,088,414
Issued as reinvestment of dividends	70,461	99,316
Redeemed*	(3,137,574)	(4,586,995)

Net decrease	$(2,114,353)	$(3,399,265)

Class C Shares:
Sold	$99,133	$147,611
Issued as reinvestment of dividends	5,274	6,881
Redeemed	(134,866)	(612,359)

Net decrease	$(30,459)	$(457,867)

Class K Shares:
Sold	$1,129,128	$3,591,450
Issued as reinvestment of dividends	39,020	2,815
Redeemed	(4,043,880)	(30,096,546)

Net decrease	$(2,875,732)	$(26,502,281)

Class Y Shares:
Sold	$4,100,083	$5,715,132
Issued as reinvestment of dividends	110,553	12,453
Redeemed	(18,661,101)	(17,435,416)

Net decrease	$(14,450,465)	$(11,707,831)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	522,776	687,801
Issued as reinvestment of dividends	16,545	14,909
Redeemed	(431,038)	(775,633)

Net increase/(decrease)	108,283	(72,923)

Class B Shares:
Sold	99,018	110,893
Issued as reinvestment of dividends	7,339	10,326
Redeemed*	(326,733)	(475,264)

Net decrease	(220,376)	(354,045)

Class C Shares:
Sold	10,284	15,093
Issued as reinvestment of dividends	547	712
Redeemed	(13,943)	(62,977)

Net decrease	(3,112)	(47,172)

Class K Shares:
Sold	117,342	373,416
Issued as reinvestment of dividends	4,077	292
Redeemed	(420,544)	(3,119,384)

Net decrease	(299,125)	(2,745,676)

Class Y Shares:
Sold	425,765	590,470
Issued as reinvestment of dividends	11,513	1,292
Redeemed	(1,943,362)	(1,816,814)

Net decrease	(1,506,084)	(1,225,052)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$9.47	$9.89	$9.34	$9.49	$9.23

Income/(loss) from investment operations:
Net investment income	0.33	0.35	0.40	0.53	0.60
Net realized and unrealized gain/(loss) on investments	0.26	(0.37)	0.60	(0.12)	0.28

Total from investment operations	0.59	(0.02)	1.00	0.41	0.88

Less distributions:
Dividends from net investment income	(0.41)	(0.40)	(0.45)	(0.56)	(0.62)

Total distributions	(0.41)	(0.40)	(0.45)	(0.56)	(0.62)

Net asset value, end of period	$9.65	$9.47	$9.89	$9.34	$9.49

Total return(b)	6.33%	(0.24)%	10.93%	4.41%	9.80%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$5,239	$4,117	$5,019	$6,697	$6,139
Ratio of operating expenses to average net assets	1.42%	1.25%	1.10%	0.95%	0.98%
Ratio of net investment income to average net assets	3.39%	3.67%	4.14%	5.59%	6.30%
Portfolio turnover rate	79%	148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers	1.42%	1.25%	1.10%	0.95%	0.98%

(a)	The Munder Bond Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

14

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$9.48	$9.89	$9.35	$9.50	$9.23

0.25	0.28	0.32	0.46	0.53
0.26	(0.37)	0.59	(0.12)	0.29

0.51	(0.09)	0.91	0.34	0.82

(0.34)	(0.32)	(0.37)	(0.49)	(0.55)

(0.34)	(0.32)	(0.37)	(0.49)	(0.55)

$9.65	$9.48	$9.89	$9.35	$9.50

5.42%	(0.87)%	9.98%	3.63%	9.10%

$3,498	$5,522	$9,267	$7,255	$6,833
2.17%	2.00%	1.85%	1.70%	1.73%
2.64%	2.92%	3.39%	4.84%	5.55%
79%	148%	207%	185%	347%
2.17%	2.00%	1.85%	1.70%	1.73%

See Notes to Financial Statements.

15

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$9.52	$9.94	$9.39	$9.54	$9.27

Income/(loss) from investment operations:
Net investment income	0.26	0.28	0.33	0.46	0.53
Net realized and unrealized gain/(loss) on investments	0.26	(0.38)	0.59	(0.12)	0.29

Total from investment operations	0.52	(0.10)	0.92	0.34	0.82

Less distributions:
Dividends from net investment income	(0.34)	(0.32)	(0.37)	(0.49)	(0.55)

Total distributions	(0.34)	(0.32)	(0.37)	(0.49)	(0.55)

Net asset value, end of period	$9.70	$9.52	$9.94	$9.39	$9.54

Total return(b)	5.50%	(0.97)%	10.05%	3.61%	9.06%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$523	$543	$1,036	$988	$930
Ratio of operating expenses to average net assets	2.17%	2.00%	1.85%	1.70%	1.73%
Ratio of net investment income to average net assets	2.64%	2.92%	3.39%	4.84%	5.55%
Portfolio turnover rate	79%	148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers	2.17%	2.00%	1.85%	1.70%	1.73%

(a)	The Munder Bond Fund Class C Shares and Class K Shares commenced operations on March 25, 1996 and November 23, 1992, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

16

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$9.48	$9.90	$9.35	$9.50	$9.24

0.33	0.36	0.40	0.53	0.60
0.26	(0.38)	0.60	(0.12)	0.28

0.59	0.02	1.00	0.41	0.88

(0.41)	(0.40)	(0.45)	(0.56)	(0.62)

(0.41)	(0.40)	(0.45)	(0.56)	(0.62)

$9.66	$9.48	$9.90	$9.35	$9.50

6.32%	(0.24)%	10.92%	4.41%	9.79%

$9,786	$12,444	$40,172	$46,312	$48,685
1.42%	1.25%	1.10%	0.95%	0.98%
3.39%	3.67%	4.14%	5.59%	6.30%
79%	148%	207%	185%	347%
1.42%	1.25%	1.10%	0.95%	0.98%

See Notes to Financial Statements.

17

Munder Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$9.49	$9.90	$9.36	$9.50	$9.24

Income/(loss) from investment operations:
Net investment income	0.35	0.38	0.42	0.56	0.62
Net realized and unrealized gain/(loss) on investments	0.25	(0.37)	0.59	(0.12)	0.29

Total from investment operations	0.60	0.01	1.01	0.44	0.91

Less distributions:
Dividends from net investment income	(0.43)	(0.42)	(0.47)	(0.58)	(0.65)

Total distributions	(0.43)	(0.42)	(0.47)	(0.58)	(0.65)

Net asset value, end of period	$9.66	$9.49	$9.90	$9.36	$9.50

Total return(b)	6.48%	0.12%	11.07%	4.78%	10.07%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$17,622	$31,590	$45,110	$72,628	$111,198
Ratio of operating expenses to average net assets	1.17%	1.00%	0.85%	0.70%	0.73%
Ratio of net investment income to average net assets	3.65%	3.92%	4.39%	5.84%	6.55%
Portfolio turnover rate	79%	148%	207%	185%	347%
Ratio of operating expenses to average net assets without expense waivers	1.17%	1.00%	0.85%	0.70%	0.73%

(a)	The Munder Bond Fund Class Y Shares commenced operations on December 1, 1991.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

18

Munder Bond Fund

Notes To Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary goal is to provide a high level of current income. It’s secondary goal is capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Fixed income securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model, such as matrix pricing, commonly used

19

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are

20

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $241 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $1 billion of assets, and 0.45% on assets exceeding $1 billion. Prior to August 10, 2004, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.50% of the value of its average daily net assets. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.5000% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an

21

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates, subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $81,420 before payment of sub-administration fees and $49,907 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1696% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $3,547 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who

22

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $115 to Comerica Securities and $27,010 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

23

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $19,381,485 and $31,111,375, respectively, for the year ended June 30, 2005. Cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments were $17,796,446 and $21,691,377, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $981,752 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $237,529 and net appreciation for Federal income tax purposes was $744,223. At June 30, 2005, aggregate cost for Federal income tax purposes was $40,481,806.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $820.

7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders

24

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and premium amortization were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss

$221,894	$(221,894)

    During the years ended June 30, 2005 and June 30, 2004, dividends of $2,053,260 and $3,133,231, respectively, were paid to shareholders from ordinary income on a tax basis.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital Loss	Unrealized
Income	Carryover	Appreciation	Total

$20,652	$(12,973,696)	$744,223	$(12,208,821)

    The differences between book and tax distributable earnings are primarily due to premium amortization adjustments, wash sales and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $12,973,696 of unused capital losses of which $3,071,265, $7,929,451, $527,926, $738,710, $310,004 and $396,340 expire in 2008, 2009, 2010, 2011, 2012 and 2013, respectively.

9. Subsequent Event

    On May 17, 2005, the Board of Trustees approved the merger of the Munder U.S. Government Income Fund with and into the Fund, subject to approval by the shareholders of the Munder U.S. Government Income Fund at a Special Meeting called for August 11, 2005. The merger was approved and the merger occurred as of the close of business on August 12, 2005.

25

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

10. Tax Information (Unaudited)

    The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2005 were as follows:

Federal Home Loan Mortgage Corporation	11.3%
Federal National Mortgage Association	8.0%
Government National Mortgage Association	0.9%
U.S. Treasury Bonds	0.8%
U.S. Treasury Notes	3.5%

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or and on the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

26

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of

27

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark blend of indexes; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Fund’s benchmark for the one-year period and trailed the performance of the benchmark for the three-, five- and ten-year periods and (2) total returns for Class Y shares trailed the median performance of the Fund’s Lipper peer group for each of the periods in question. The Board

28

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

considered these facts in light of the Advisor’s ongoing efforts to improve investment performance across the fund complex and the attractive performance achieved by the Advisor with respect to a number of Munder Funds.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory

29

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

30

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Positions(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97)	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

31

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Positions(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03; Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

32

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Positions(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1997)

33

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Positions(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

34

Munder Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
	Positions(s)	Office(1) and
	with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06 since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06 since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06 since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06 since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Bond Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Bond Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

36

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNBOND605

ANNUAL REPORT
June 30, 2005
Munder Cash
Investment Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return. The three-month Treasury bill, a proxy for money market performance, had a 2.15% return for the one-year period.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information on the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Standard & Poor’s MidCap 400® Index is a capitalization weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s MidCap 600® Index is a capitalization weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar denominated, taxable U.S. government, corporate, mortgage pass through and asset backed securities rated investment grade or higher.

Table of
   Contents

ii	Shareholder Fee Example
iv	Investment Allocation
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

ii

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,010.50	$2.89	0.58%
Class B	$1,000.00	$1,008.00	$5.38	1.08%
Class C	$1,000.00	$1,008.00	$5.38	1.08%
Class K	$1,000.00	$1,011.00	$2.39	0.48%
Class Y	$1,000.00	$1,011.70	$1.65	0.33%

Hypothetical
Class A	$1,000.00	$1,021.92	$2.91	0.58%
Class B	$1,000.00	$1,019.44	$5.41	1.08%
Class C	$1,000.00	$1,019.44	$5.41	1.08%
Class K	$1,000.00	$1,022.41	$2.41	0.48%
Class Y	$1,000.00	$1,023.16	$1.66	0.33%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

iii

Munder Cash Investment Fund

Investment Allocation, June 30, 2005 (Unaudited)

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments, which begins on the following page. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

iv

Munder Cash Investment Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

CERTIFICATES OF DEPOSIT — 8.6%
Domestic Security — 1.6%
$10,000,000	Washington Mutual, Inc., 3.300% due 08/08/2005	$10,000,000

Yankee Securities — 7.0%
20,000,000	Calyon North America, Inc., 2.300% due 10/18/2005	20,000,000
10,000,000	Rabobank Nederland, 3.550% due 02/13/2006	10,000,000
15,000,000	Westdeutsche Landesbank Girozentrale, 2.800% due 11/23/2005	15,000,000

		45,000,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $55,000,000)		$55,000,000

COMMERCIAL PAPER — 54.6%
Domestic Securities — 46.8%
10,000,000	Bank of America Corporation, 3.110% due 08/02/2005(a)	9,972,356
10,000,000	Barton Capital LLC, 3.150% due 08/12/2005(a)	9,963,250
10,000,000	CAFCO LLC, 3.040% due 07/01/2005(a)	10,000,000
10,000,000	CHARTA LLC, 3.150% due 08/03/2005(a)	9,971,125
10,000,000	CIESCO LLC, 3.150% due 08/09/2005(a)	9,965,875
10,000,000	CRC Funding LLC, 3.100% due 07/21/2005(a)	9,982,778
10,000,000	Crown Point Capital Company, 3.310% due 09/12/2005(a)	9,932,881
10,000,000	DaimlerChrysler NA Holding Corporation, 3.150% due 08/10/2005(a)	9,965,000
10,000,000	Edison Asset Securitization LLC, 3.200% due 07/20/2005(a)	9,983,111
10,000,000	Falcon Asset Securitization Corporation, 3.230% due 07/25/2005(a)	9,978,467
10,000,000	Golden Funding Corporation, 3.240% due 09/01/2005(a)	9,944,200

See Notes to Financial Statements.

1

Munder Cash Investment Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

COMMERCIAL PAPER (Continued)
Domestic Securities (Continued)
$15,000,000	Greenwich Capital Holdings, 3.090% due 11/02/2005(a)	$15,000,000
10,000,000	ING U.S. Funding LLC, 3.140% due 07/18/2005(a)	9,985,172
10,000,000	International Lease Finance Corporation, 3.260% due 09/06/2005(a)	9,939,328
10,000,000	Jupiter Securitization Corporation, 3.230% due 08/12/2005(a)	9,962,317
15,000,000	Lexington Parker Capital Corporation, 3.050% due 07/11/2005(a)	14,987,292
10,000,000	Moat Funding LLC, 3.120% due 07/13/2005(a)	9,989,600
10,000,000	Mont Blanc Capital Corporation, 3.210% due 07/20/2005(a)	9,983,058
20,000,000	New Center Asset Trust, 3.400% due 07/01/2005(a)	20,000,000
10,000,000	Old Line Funding Corporation, 3.130% due 07/20/2005(a)	9,983,480
10,000,000	Park Avenue Receivables Corporation, 3.070% due 07/08/2005(a)	9,994,030
10,000,000	Preferred Receivables Funding Corporation, 3.230% due 07/21/2005(a)	9,982,055
10,000,000	Ranger Funding Company LLC, 3.180% due 07/15/2005(a)	9,987,633
10,000,000	Scaldis Capital LLC, 3.110% due 07/26/2005(a)	9,978,403
10,000,000	Sigma Finance, Inc., 3.160% due 08/01/2005(a)	9,972,789
10,000,000	Thunder Bay Funding, Inc., 3.050% due 07/06/2005(a)	9,995,764
10,000,000	Variable Funding Capital Corporation, 3.060% due 07/11/2005(a)	9,991,500
10,000,000	Yorktown Capital LLC, 3.340% due 11/10/2005(a)	9,877,533

		299,268,997

See Notes to Financial Statements.

2

Principal
Amount		Value

Yankee Securities — 7.8%
$15,000,000	Bank of Ireland, 3.150% due 04/13/2006(a)	$15,000,000
15,000,000	Skandinaviska Enskilda Banken AB, 3.050% due 07/21/2005(a)	14,974,584
10,000,000	Societe Generale North America, 3.350% due 11/09/2005(a)	9,878,097
10,000,000	UBS Finance, Inc., 3.390% due 07/01/2005(a)	10,000,000

		49,852,681

TOTAL COMMERCIAL PAPER
(Cost $349,121,678)		349,121,678

CORPORATE BONDS AND NOTES — 11.3%
15,000,000	Beta Finance, Inc., MTN, 144A, 3.262% due 01/27/2006(b), (c), (d), (e)	14,999,784
22,000,000	CC USA, Inc., MTN, 144A, 3.254% due 07/25/2005(b), (c), (d), (e)	21,999,855
10,000,000	K2 USA LLC, MTN, 144A, 3.140% due 06/12/2006(b), (c), (d), (e)	10,000,000
10,000,000	Toyota Motor Credit Corporation, Series B, MTN, 3.254% due 04/26/2006(b)	10,000,000
15,000,000	Wells Fargo Bank NA, 3.220% due 03/22/2006(b)	15,000,000

TOTAL CORPORATE BONDS AND NOTES
(Cost $71,999,639)		71,999,639

FUNDING AGREEMENTS — 7.8%
25,000,000	Allstate Life Insurance Co., 3.268% due 05/16/2006(b), (f), (g)	25,000,000
25,000,000	Jackson National Life Insurance Co., 3.180% due 09/27/2005(b), (f), (g)	25,000,000

TOTAL FUNDING AGREEMENTS
(Cost $50,000,000)		50,000,000

See Notes to Financial Statements.

3

Munder Cash Investment Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

REPURCHASE AGREEMENTS — $17.8%
$38,917,789	Agreement with Lehman Brothers Holdings, Inc., 2.750% dated 06/30/2005, to be repurchased at $38,920,762 on 07/01/2005, collateralized by $39,962,000 U.S. Treasury Notes, 3.375%-3.750% having maturities from 03/31/2007-12/15/2008 (value $39,697,121)	$38,917,789
75,000,000	Agreement with Merrill Lynch & Company, Inc., 3.350% dated 06/30/2005, to be repurchased at $75,006,979 on 07/01/2005, collateralized by $45,430,000 FHLMC, 4.500%-5.000% having maturities from 10/01/2023-06/01/2035 (value $39,490,856) and $111,031,774 FNMA, 4.500%-7.500% having maturities from 03/01/2012-05/01/2029 (value $37,763,326)	75,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $113,917,789)		113,917,789

See Notes to Financial Statements.

4

		Value

TOTAL INVESTMENTS
(Cost $640,039,106)	100.1%	$640,039,106
OTHER ASSETS AND LIABILITIES (Net)	(0.1)	(621,512)

NET ASSETS	100.0%	$639,417,594

(a)	Rate represents annualized yield at date of purchase.

(b)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Cash Investment Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that has been deemed by the Advisor to be liquid.

(f)	Security subject to restrictions on resale under the terms of the Funding Agreement.

(g)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 10% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $50,000,000, 7.8% of net assets.

Security	Acquisition Date	Cost

Allstate Life Insurance Co., 3.268% due 05/16/2006	05/17/2004	$25,000,000
Jackson National Life Insurance Co., 3.180% due 09/27/2005	09/27/2004	25,000,000

ABBREVIATIONS:
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
MTN   — Medium Term Note

See Notes to Financial Statements.

5

Munder Cash Investment Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$526,121,317
Repurchase agreements	113,917,789

Total Investments	640,039,106
Interest receivable	1,058,264
Receivable from Investment Advisor	9,198
Receivable for Fund shares sold	44,389
Prepaid expenses and other assets	17,059

Total Assets	641,168,016

LIABILITIES:
Payable for Fund shares redeemed	415,994
Dividends payable	1,053,060
Trustees’ fees and expenses payable	57,714
Shareholder servicing fees payable — Class K Shares	61,571
Transfer agency/record keeping fees payable	38,406
Administration fees payable	34,501
Distribution and shareholder services fees payable — Class A, B and C Shares	23,145
Custody fees payable	8,156
Accrued expenses and other payables	57,875

Total Liabilities	1,750,422

NET ASSETS	$639,417,594

Investments, at cost	$640,039,106

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net realized loss on investments sold	$(13,757)
Paid-in capital	639,431,351

$639,417,594

NET ASSETS:
Class A Shares	$76,177,607

Class B Shares	$9,013,113

Class C Shares	$1,579,126

Class K Shares	$493,922,673

Class Y Shares	$58,725,075

SHARES OUTSTANDING:
Class A Shares	76,181,251

Class B Shares	9,014,110

Class C Shares	1,579,703

Class K Shares	493,930,543

Class Y Shares	58,728,642

CLASS A SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS B SHARES:
Net asset value and offering price per share*	$1.00

CLASS C SHARES:
Net asset value and offering price per share*	$1.00

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$1.00

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Cash Investment Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$14,543,865

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	211,610
Class B Shares	141,009
Class C Shares	21,386
Shareholder servicing fees:
Class K Shares	725,490
Investment advisory fees	2,374,169
Administration fees	753,885
Transfer agency/record keeping fees	332,597
Custody fees	103,544
Legal and audit fees	62,663
Registration and filing fees	46,313
Trustees’ fees and expenses	29,543
Other	153,232

Total Expenses	4,955,441
Fees waived by Investment Advisor, distributor and transfer agent	(827,952)

Net Expenses	4,127,489

NET INVESTMENT INCOME	10,416,376

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,416,376

See Notes to Financial Statements.

8

Munder Cash Investment Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$10,416,376	$3,540,961

Net increase in net assets resulting from operations	10,416,376	3,540,961
Dividends to shareholders from net investment income:
Class A Shares	(1,224,012)	(324,707)
Class B Shares	(118,265)	(2,374)
Class C Shares	(18,623)	(277)
Class K Shares	(7,623,837)	(2,276,899)
Class Y Shares	(1,431,639)	(936,704)
Net decrease in net assets from Fund share transactions:
Class A Shares	(20,909,093)	(16,869,321)
Class B Shares	(9,387,516)	(10,629,425)
Class C Shares	(1,158,245)	(535,293)
Class K Shares	(43,129,267)	(115,648,706)
Class Y Shares	(79,023,369)	(73,048,172)

Net decrease in net assets	(153,607,490)	(216,730,917)
NET ASSETS:
Beginning of year	793,025,084	1,009,756,001

End of year	$639,417,594	$793,025,084

See Notes to Financial Statements.

9

Munder Cash Investment Fund

Statements of Changes in Net Assets — Capital Stock Activity(a)

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold	$92,269,580	$121,927,574
Issued as reinvestment of dividends	1,217,719	320,980
Redeemed	(114,396,392)	(139,117,875)

Net decrease	$(20,909,093)	$(16,869,321)

Class B Shares:
Sold	$4,829,058	$10,465,026
Issued as reinvestment of dividends	105,901	1,478
Redeemed	(14,322,475)	(21,095,929)

Net decrease	$(9,387,516)	$(10,629,425)

Class C Shares:
Sold	$1,286,055	$3,448,466
Issued as reinvestment of dividends	17,195	161
Redeemed	(2,461,495)	(3,983,920)

Net decrease	$(1,158,245)	$(535,293)

Class K Shares:
Sold	$383,037,766	$458,479,144
Issued as reinvestment of dividends	156,406	630
Redeemed	(426,323,439)	(574,128,480)

Net decrease	$(43,129,267)	$(115,648,706)

Class Y Shares:
Sold	$222,978,452	$299,710,181
Issued as reinvestment of dividends	312,140	33,464
Redeemed	(302,313,961)	(372,791,817)

Net decrease	$(79,023,369)	$(73,048,172)

(a)	Since the Fund has sold, issued as reinvestment of dividends, and redeemed shares only at the constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown above for such transactions.

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder Cash Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.015	0.003	0.008	0.020	0.052

Total from investment operations	0.015	0.003	0.008	0.020	0.052

Less distributions:
Dividends from net investment income	(0.015)	(0.003)	(0.008)	(0.020)	(0.052)

Total distributions	(0.015)	(0.003)	(0.008)	(0.020)	(0.052)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	1.49%	0.31%	0.82%	1.97%	5.36%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$76,178	$97,087	$113,956	$123,370	$117,222
Ratio of operating expenses to average net assets	0.73%	0.81%	0.80%	0.76%	0.81%
Ratio of net investment income to average net assets	1.45%	0.31%	0.82%	1.97%	5.20%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	0.82%	0.81%	0.80%	0.76%	0.81%

(a)	The Munder Cash Investment Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 1, 1992, November 1, 2002, and November 5, 2002, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Annualized.

(d)	Amount represents less than $0.001 per share.

See Notes to Financial Statements.

12

B Shares					C Shares

Year	Year		Period		Year	Year		Period
Ended	Ended		Ended		Ended	Ended		Ended
6/30/05	6/30/04		6/30/03		6/30/05	6/30/04		6/30/03

$1.00	$1.00		$1.00		$1.00	$1.00		$1.00

0.010	0.000	(d)	0.001		0.010	0.000	(d)	0.001

0.010	0.000	(d)	0.001		0.010	0.000	(d)	0.001

(0.010)	(0.000	)(d)	(0.001)		(0.010)	(0.000	)(d)	(0.001)

(0.010)	(0.000	)(d)	(0.001)		(0.010)	(0.000	)(d)	(0.001)

$1.00	$1.00		$1.00		$1.00	$1.00		$1.00

0.99%	0.01%		0.06%		0.99%	0.01%		0.06%

$9,013	$18,401		$29,030		$1,579	$2,737		$3,273
1.23%	1.11%		1.33	%(c)	1.23%	1.11%		1.33	%(c)
0.84%	0.01%		0.07	%(c)	0.87%	0.01%		0.07	%(c)
1.57%	1.56%		1.55	%(c)	1.57%	1.56%		1.55	%(c)

See Notes to Financial Statements.

13

Munder Cash Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.016	0.004	0.009	0.021	0.053

Total from investment operations	0.016	0.004	0.009	0.021	0.053

Less distributions:
Dividends from net investment income	(0.016)	(0.004)	(0.009)	(0.021)	(0.053)

Total distributions	(0.016)	(0.004)	(0.009)	(0.021)	(0.053)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	1.59%	0.41%	0.92%	2.08%	5.46%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$493,923	$537,052	$652,701	$702,492	$849,108
Ratio of operating expenses to average net assets	0.63%	0.71%	0.70%	0.66%	0.71%
Ratio of net investment income to average net assets	1.58%	0.41%	0.92%	2.07%	5.30%
Ratio of operating expenses to average net assets without expense waivers and reimbursements	0.72%	0.71%	0.70%	0.66%	0.71%

(a)	The Munder Cash Investment Fund Class K Shares and Class Y Shares commenced operations on November 23, 1992 and March 14, 1990, respectively.

(b)	Total return represents aggregate total return for the period indicated.

See Notes to Financial Statements.

14

Y Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05	6/30/04	6/30/03	6/30/02	6/30/01

$1.00	$1.00	$1.00	$1.00	$1.00

0.017	0.006	0.011	0.022	0.055

0.017	0.006	0.011	0.022	0.055

(0.017)	(0.006)	(0.011)	(0.022)	(0.055)

(0.017)	(0.006)	(0.011)	(0.022)	(0.055)

$1.00	$1.00	$1.00	$1.00	$1.00

1.75%	0.56%	1.07%	2.23%	5.62%

$58,725	$137,748	$210,797	$251,634	$203,875
0.48%	0.56%	0.55%	0.51%	0.56%
1.53%	0.56%	1.07%	2.22%	5.45%
0.57%	0.56%	0.55%	0.51%	0.56%

See Notes to Financial Statements.

15

[This Page Intentionally Left Blank]

16

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Cash Investment Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s primary goal is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares of the Fund are sold at net asset value without a front-end sales charge. Class B and Class C Shares are also sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities of the Fund are valued on an amortized cost basis, which approximates current market value. Regular review and monitoring of the valuation of securities held by the Fund is performed

17

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

pursuant to procedures established by the Board of Trustees. The Fund seeks to maintain a net asset value per share of $1.00.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $2,197 and are reflected as part of fees waived by Investment Advisor, distributor and transfer agent in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of

18

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, the Advisor is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.35% of the value of its average daily net assets.

    The Advisor voluntarily waived a portion of its advisory fees during the year ended June 30, 2005 in an amount equal to $785,129, which is reflected as part of fees waived by investment advisor, distributor and transfer agent in the accompanying Statement of Operations. Although the Advisor may seek reimbursement for the amount of this waiver pursuant to a Reimbursement Agreement with the Fund and subject to Board approval, it does not intend to do so. The Reimbursement Agreement is subject to annual review by the Board of Trustees.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    In addition, beginning August 10, 2004, the Advisor is also entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $753,885 before payment of sub-administration fees and $504,017 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1111% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and

19

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $58,319 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected by the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C

20

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.15%

    No payments are made under the Plan with regard to Class Y Shares.

    The Distributor voluntarily waived a portion of its 12b-1 fees for Class B and Class C Shares of the Fund during the year ended June 30, 2005. Such waivers were $35,276 and $5,350, respectively, and are reflected as part of fees waived by Investment Advisor, distributor and transfer agent in the accompanying Statement of Operations. Pursuant to a Reimbursement Agreement with the Fund, the Distributor may seek reimbursement for the portion of these and other waivers that occurred on or after February 12, 2003 and which represent amounts expended from the Distributor’s own resources to cover actual expenses or costs on behalf of the Fund. At June 30, 2005, the total amounts eligible for reimbursement to the Distributor were $55,000 and $3,000 for Class B and Class C Shares, respectively. The Fund may only grant such reimbursement provided it has a yield that exceeds 0.05% and it receives approval from the Board of Trustees. This Reimbursement Agreement is subject to annual renewal by the Board of Trustees.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $881 to Comerica Securities and $725,287 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

6. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

    During the years ended June 30, 2005 and June 30, 2004, distributions of $10,416,376 and $3,540,961, respectively, were paid to shareholders from ordinary income on a tax basis. As determined at June 30, 2005, permanent differences resulting from an expired capital loss carryover were reclassified at year end. The following reclassification had no effect on net investment income, net assets or net asset value per share:

Accumulated
Net Realized	Paid-in
Loss	Capital

$10	$(10)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital
Income	Loss Carryover	Total

$1,101,845	$(13,757)	$1,088,088

    The difference between book and tax distributable earnings is primarily due to year-end dividends payable and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $13,757 of unused capital losses of which $287, $4,695, $650 and $8,125 expire in 2007, 2008, 2009, and 2010, respectively.

    In addition, $287, $4,695 and $650 of the losses expiring in 2007, 2008, and 2009, respectively, may be further limited as these amounts were acquired in the reorganization with the Munder Money Market Fund that occurred on January 24, 2003.

    At June 30, 2005, aggregate cost for Federal income tax purposes was $640,039,106.

22

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

7. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

8. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

9. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

10. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

23

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

24

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the 3-month U.S. Treasury bill; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis. The Board also considered the Fund’s one-, three-, five- and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that, for the periods in question, the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the 3-month U.S. Treasury bill and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund strongly supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the

25

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonability and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder

26

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

11.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

27

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

28

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (1/97 to 6/05)

29

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number
of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

30

Munder Cash Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

31

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Cash Investment Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Cash Investment Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Cash Investment Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

32

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNCASH605

ANNUAL REPORT
June 30, 2005
Munder Index 500 Fund
Class A, B, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    In addition to traditional mutual funds, Munder Capital Management, the investment advisor for The Munder Funds, offers quantitative and indexed investment products, such as the Munder Index 500 Fund, through its World Asset Management division. World Asset Management has focused exclusively on quantitative and indexed products and services since the mid-1970s.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Index 500 Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
vi	Shareholder Fee Example
1	Portfolio of Investments
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Statements of Changes in Net Assets — Capital Stock Activity
26	Financial Highlights
31	Notes to Financial Statements
47	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER INDEX 500 FUND

Portfolio Management Team: Kenneth Schluchter and Kevin Yousif

    The Fund earned a return of 5.97% for the year ended June 30, 2005 compared to the 6.32% return for the S&P 500® Index and the 5.85% median return for the Lipper universe of mutual funds with the objective of tracking the S&P 500® Index.

    The Fund’s goal is to track closely the total return of the S&P 500® Index. The weight of each of the 500 stocks held in the Fund is monitored closely relative to its weight in the S&P 500®universe of stocks. Cash inflows are invested promptly to reduce their impact on the Fund’s total return. As a result, the Fund’s return for the one-year ended June 30, 2005 was in line with that of its S&P 500 benchmark, with the difference due primarily to the fact that expenses are deducted from the Fund before its return is calculated.

    Nine of the 10 S&P 500® sectors generated a positive return for the year ended June 30, 2005. The energy and utilities sectors provided the highest returns, each earning in excess of 35% for the year. The telecommunication services sector, with a return of just over 10%, also showed absolute and relative strength. Information technology was the only sector to post a negative return for the year.

    Strength in the S&P 500® energy sector was broad based, with strong returns from the oil, gas and consumable fuels, as well as the energy equipment and services industries. Strength in the utilities sector came from the independent power producers. The strong performance of the S&P 500® telecommunication services sector was driven by the wireless telecommunication services industry.

    Based on both return and weight in the Index, the greatest contributor to S&P 500® performance for the year was the energy sector, which added over 2.50 percentage points to the S&P 500®’s return for the year. The financials and utilities sectors each added over 1.0 percentage point to the Index’s return.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund may not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of funds with the objective of tracking the S&P 500® Index represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder Index 500 Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Index 500 Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

iv

	GROWTH OF A $10,000 INVESTMENT(1)

					Lipper
				S&P	S&P 500®
Class and	With		Without	500®	Funds
Inception Date	Load		Load	Index#	Median**

CLASS A (12/9/92)	$23,808	*	$24,412	$25,798	$24,578
CLASS B (10/31/95)	N/A		22,042	23,982	22,884
CLASS K (12/7/92)	N/A		24,224	25,798	24,578
CLASS R (7/29/04)	N/A		10,926	10,994	10,949
CLASS Y (12/1/91)	N/A		24,835	25,798	24,578

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Ten			Since
	One		One	Five		Years	Ten		Years	Since		Inception
Class and	Year		Year	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load	w/load		load

CLASS A (12/9/92)	3.03%	*	5.67%	(3.48)%	*	(2.99)%	9.06%	*	9.34%	9.59%	*	9.81%
CLASS B (10/31/95)	2.37%	†	5.37%	(3.45)%	†	(3.27)%	N/A		N/A	N/A		8.52%
CLASS K (12/7/92)	N/A		5.68%	N/A		(3.02)%	N/A		9.25%	N/A		9.75%
CLASS R (7/29/04)	N/A		N/A	N/A		N/A	N/A		N/A	N/A		9.26%	(a)
CLASS Y (12/1/91)	N/A		5.97%	N/A		(2.78)%	N/A		9.52%	N/A		10.62%

 (a) Not annualized.

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 2.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index comparative returns for Class A, Class B, Class K, Class R, and Class Y Shares of the Fund are as of 7/1/95, 11/1/95, 7/1/95, 8/1/04, and 7/1/95, respectively.

**	The Lipper S&P 500® Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A, Class B, Class K, Class R, and Class Y Shares of the Fund are as of 7/1/95, 11/1/95, 7/1/95, 8/1/04, and 7/1/95, respectively.

v

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    Except as otherwise noted, the section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A or Class B shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$989.20	$3.21	0.65%
Class B	$1,000.00	$987.60	$4.44	0.90%
Class K	$1,000.00	$989.20	$3.21	0.65%
Class R	$1,000.00	$988.00	$4.44	0.90%
Class Y	$1,000.00	$990.40	$1.97	0.40%
Hypothetical
Class A	$1,000.00	$1,021.57	$3.26	0.65%
Class B	$1,000.00	$1,020.33	$4.51	0.90%
Class K	$1,000.00	$1,021.57	$3.26	0.65%
Class R	$1,000.00	$1,020.33	$4.51	0.90%
Class Y	$1,000.00	$1,022.81	$2.01	0.40%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 97.5%
Consumer Discretionary — 11.1%
Auto Components — 0.2%
5,442	Cooper Tire & Rubber Company	$101,058
12,757	Dana Corporation	191,483
47,677	Delphi Corporation	221,698
14,902	Goodyear Tire & Rubber Company†	222,040
16,346	Johnson Controls, Inc.	920,770
10,977	Visteon Corporation	66,191

		1,723,240

Automobiles — 0.5%
156,309	Ford Motor Company	1,600,604
47,997	General Motors Corporation	1,631,898
24,194	Harley-Davidson, Inc.	1,200,023

		4,432,525

Distributors — 0.1%
14,771	Genuine Parts Company	606,940

Diversified Consumer Services — 0.2%
13,882	Apollo Group, Inc., Apollo Educational Group, Class A†	1,085,850
14,060	H&R Block, Inc.	820,401

		1,906,251

Hotels, Restaurants & Leisure — 1.5%
44,755	Carnival Corporation	2,441,385
12,421	Darden Restaurants, Inc.	409,645
15,388	Harrah’s Entertainment, Inc.	1,109,013
32,392	Hilton Hotels Corporation	772,549
29,160	International Game Technology	820,854
16,828	Marriott International, Inc., Class A	1,148,006
107,618	McDonald’s Corporation	2,986,399
33,121	Starbucks Corporation†	1,711,031
18,361	Starwood Hotels & Resorts Worldwide, Inc.	1,075,404
9,735	Wendy’s International, Inc.	463,873
24,587	YUM! Brands, Inc.	1,280,491

		14,218,650

Household Durables — 0.6%
6,823	Black & Decker Corporation	613,046
10,837	Centex Corporation	765,851
12,381	Fortune Brands, Inc.	1,099,433

See Notes to Financial Statements.

1

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Household Durables (Continued)
7,046	KB Home	$537,117
16,075	Leggett & Platt, Incorporated	427,273
6,813	Maytag Corporation	106,692
23,375	Newell Rubbermaid, Inc.	557,260
10,038	Pulte Homes, Inc.	845,701
4,910	Snap-On, Inc.	168,413
6,381	Stanley Works (The)	290,591
5,683	Whirlpool Corporation	398,435

		5,809,812

Internet & Catalog Retail — 0.3%
103,148	eBay, Inc.†	3,404,915

Leisure Equipment & Products — 0.2%
8,214	Brunswick Corporation	355,830
24,430	Eastman Kodak Company	655,946
14,238	Hasbro, Inc.	296,008
34,921	Mattel, Inc.	639,054

		1,946,838

Media — 3.5%
43,276	Clear Channel Communications, Inc.†	1,338,527
187,314	Comcast Corporation, Class A†	5,750,540
5,978	Dow Jones & Company, Inc.	211,920
21,083	Gannett Co., Inc.	1,499,634
35,944	Interpublic Group of Companies, Inc.†	437,798
6,278	Knight-Ridder, Inc.	385,093
31,846	McGraw-Hill Companies, Inc.	1,409,186
3,828	Meredith Corporation	187,802
12,332	New York Times Company (The), Class A	384,142
245,016	News Corporation	3,964,359
15,576	Omnicom Group, Inc.	1,243,899
397,992	Time Warner, Inc.†	6,650,446
25,285	Tribune Company	889,526
24,671	Univision Communications, Inc., Class A†	679,686
136,925	Viacom, Inc., Class B	4,384,338
173,369	Walt Disney Company (The)	4,365,431

		33,782,327

See Notes to Financial Statements.

2

Shares		Value

Consumer Discretionary (Continued)
Multiline Retail — 1.3%
9,682	Big Lots, Inc.†	$128,190
6,126	Dillard’s, Inc., Class A	143,471
25,596	Dollar General Corporation	521,135
14,166	Family Dollar Stores, Inc.	369,733
14,505	Federated Department Stores, Inc.	1,062,926
22,368	J.C. Penney Company, Inc.	1,176,109
27,694	Kohl’s Corporation†	1,548,372
25,465	May Department Stores Company	1,022,674
10,455	Nordstrom, Inc.	710,626
8,636	Sears Holdings Corporation†	1,294,277
75,012	Target Corporation	4,081,403

		12,058,916

Specialty Retail — 2.3%
18,927	AutoNation, Inc.†	388,382
5,592	AutoZone, Inc.†	517,036
25,089	Bed Bath & Beyond, Inc.†	1,048,218
25,390	Best Buy Co., Inc.	1,740,485
16,215	Circuit City Stores, Inc.	280,357
64,383	Gap, Inc. (The)	1,271,564
182,264	Home Depot, Inc. (The)	7,090,070
32,275	Limited Brands, Inc.	691,331
65,564	Lowe’s Companies, Inc.	3,817,136
26,834	Office Depot, Inc.†	612,889
6,050	OfficeMax Incorporated	180,109
13,189	RadioShack Corporation	305,589
10,630	Sherwin-Williams Company (The)	500,567
62,614	Staples, Inc.	1,334,930
12,169	Tiffany & Co.	398,656
39,948	TJX Companies, Inc.	972,734
18,784	Toys R Us, Inc.†	497,400

		21,647,453

Textiles, Apparel & Luxury Goods — 0.4%
32,020	Coach, Inc.†	1,074,911
10,239	Jones Apparel Group, Inc.	317,819
9,208	Liz Claiborne, Inc.	366,110
19,435	NIKE, Inc., Class B	1,683,071

See Notes to Financial Statements.

3

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Textiles, Apparel & Luxury Goods (Continued)
4,730	Reebok International Ltd.	$197,856
8,536	V.F. Corporation	488,430

		4,128,197

Total Consumer Discretionary		105,666,064

Consumer Staples — 9.9%
Beverages — 2.2%
65,989	Anheuser-Busch Companies, Inc.	3,018,997
7,645	Brown-Forman Corporation, Class B	462,217
192,269	Coca-Cola Company (The)	8,027,231
29,969	Coca-Cola Enterprises, Inc.	659,617
6,710	Molson Coors Brewing Company	416,020
16,622	Pepsi Bottling Group, Inc. (The)	475,555
142,273	PepsiCo, Inc.	7,672,783

		20,732,420

Food & Staples Retailing — 2.8%
31,247	Albertson’s, Inc.	646,188
40,562	Costco Wholesale Corporation	1,817,989
68,790	CVS Corporation	1,999,725
61,911	Kroger Co. (The)†	1,178,167
38,076	Safeway, Inc.	860,137
11,554	SUPERVALU, Inc.	376,776
53,728	SYSCO Corporation	1,944,416
284,156	Wal-Mart Stores, Inc.(a)	13,696,319
86,835	Walgreen Company	3,993,542

		26,513,259

Food Products — 1.1%
52,965	Archer-Daniels-Midland Company	1,132,392
27,595	Campbell Soup Company	849,098
44,023	ConAgra Foods, Inc.	1,019,573
31,364	General Mills, Inc.	1,467,522
29,694	H.J. Heinz Company	1,051,761
18,493	Hershey Foods Corporation	1,148,415
29,658	Kellogg Company	1,318,002
11,453	McCormick & Company, Incorporated	374,284

See Notes to Financial Statements.

4

Shares		Value

Consumer Staples (Continued)
Food Products (Continued)
66,892	Sara Lee Corporation	$1,325,130
16,656	Wm. Wrigley Jr. Company	1,146,599

		10,832,776

Household Products — 1.8%
13,067	Clorox Company	728,093
44,461	Colgate-Palmolive Company	2,219,048
40,667	Kimberly-Clark Corporation	2,545,348
210,216	Procter & Gamble Company (The)	11,088,894

		16,581,383

Personal Products — 0.6%
7,273	Alberto-Culver Company	315,139
40,117	Avon Products, Inc.	1,518,429
84,691	Gillette Company	4,287,905

		6,121,473

Tobacco — 1.4%
175,916	Altria Group, Inc.	11,374,729
9,938	Reynolds American, Inc.	783,114
14,090	UST, Inc.	643,349

		12,801,192

Total Consumer Staples		93,582,503

Energy — 8.6%
Energy Equipment & Services — 1.3%
28,779	Baker Hughes, Incorporated	1,472,334
13,755	BJ Services Company	721,862
42,959	Halliburton Company	2,054,299
12,682	Nabors Industries Ltd.†	768,783
14,600	National-Oilwell, Inc.†	694,084
11,567	Noble Corporation	711,486
9,225	Rowan Companies, Inc.	274,075
50,018	Schlumberger Limited	3,798,367
27,715	Transocean, Inc.†	1,495,779

		11,991,069

Oil, Gas & Consumable Fuels — 7.3%
7,314	Amerada Hess Corporation	779,014
20,050	Anadarko Petroleum Corporation	1,647,107

See Notes to Financial Statements.

5

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
27,880	Apache Corporation	$1,801,048
5,704	Ashland, Inc.	409,946
32,777	Burlington Resources, Inc.	1,810,601
178,179	Chevron Corporation	9,963,770
118,246	ConocoPhillips	6,797,963
40,274	Devon Energy Corporation	2,041,086
54,770	El Paso Corporation	630,950
20,342	EOG Resources, Inc.	1,155,426
540,708	Exxon Mobil Corporation(a)	31,074,489
9,944	Kerr-McGee Corporation	758,827
9,233	Kinder Morgan, Inc.	768,186
29,588	Marathon Oil Corporation	1,579,112
33,801	Occidental Petroleum Corporation	2,600,311
5,889	Sunoco, Inc.	669,461
23,060	Unocal Corporation	1,500,053
21,844	Valero Energy Corporation	1,728,079
48,461	Williams Companies, Inc.	920,759
30,700	XTO Energy, Inc.	1,043,493

		69,679,681

Total Energy		81,670,750

Financials — 19.8%
Capital Markets — 2.7%
66,119	Bank of New York Company, Inc. (The)	1,902,905
9,629	Bear Stearns Companies, Inc. (The)	1,000,838
96,754	Charles Schwab Corporation (The)	1,091,385
31,341	E*TRADE Financial Corporation†	438,461
8,069	Federated Investors, Inc., Class B	242,151
16,875	Franklin Resources, Inc.	1,299,037
37,496	Goldman Sachs Group, Inc. (The)	3,825,342
19,272	Janus Capital Group, Inc.	289,851
23,454	Lehman Brothers Holdings, Inc.	2,328,513
35,913	Mellon Financial Corporation	1,030,344
80,268	Merrill Lynch & Co., Inc	4,415,543
93,095	Morgan Stanley	4,884,695
17,310	Northern Trust Corporation	789,163

See Notes to Financial Statements.

6

Shares		Value

Financials (Continued)
Capital Markets (Continued)
28,105	State Street Corporation	$1,356,066
10,469	T. Rowe Price Group, Inc.	655,359

		25,549,653

Commercial Banks — 5.7%
29,980	AmSouth Bancorporation	779,480
341,593	Bank of America Corporation(a)	15,580,057
46,368	BB&T Corporation	1,853,329
14,346	Comerica, Inc.(b)	829,199
10,500	Compass Bancshares, Inc.	472,500
44,303	Fifth Third Bancorp	1,825,727
10,529	First Horizon National Corporation	444,324
19,700	Huntington Bancshares Incorporated	475,558
34,663	KeyCorp	1,149,078
8,351	M&T Bank Corporation	878,191
18,083	Marshall & Ilsley Corporation	803,789
50,429	National City Corporation	1,720,637
40,564	North Fork Bancorporation, Inc.	1,139,443
24,047	PNC Financial Services Group	1,309,600
39,445	Regions Financial Corporation	1,336,397
28,881	SunTrust Banks, Inc.	2,086,363
26,384	Synovus Financial Corp.	756,429
155,670	U.S. Bancorp	4,545,564
133,907	Wachovia Corporation	6,641,787
143,290	Wells Fargo & Company	8,823,798
7,667	Zions Bancorporation	563,755

		54,015,005

Consumer Finance — 1.3%
99,460	American Express Company	5,294,256
21,366	Capital One Financial Corporation	1,709,493
107,650	MBNA Corporation	2,816,124
24,979	Providian Financial Corporation†	440,380
35,591	SLM Corporation	1,808,023

		12,068,276

Diversified Financial Services — 3.5%
17,899	CIT Group, Inc.	769,120
441,870	Citigroup, Inc.(a)	20,427,650
298,926	JPMorgan Chase & Co.	10,558,066

See Notes to Financial Statements.

7

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Diversified Financial Services (Continued)
23,476	Moody’s Corporation	$1,055,481
24,946	Principal Financial Group, Inc.	1,045,238

		33,855,555

Insurance — 4.3%
24,397	ACE Limited	1,094,205
42,606	AFLAC Incorporated	1,843,988
56,755	Allstate Corporation (The)	3,391,111
9,174	Ambac Financial Group, Inc.	639,978
220,411	American International Group, Inc.(a)	12,805,879
26,965	Aon Corporation	675,203
16,613	Chubb Corporation	1,422,239
14,166	Cincinnati Financial Corporation	560,407
25,223	Hartford Financial Services Group, Inc.	1,886,176
11,499	Jefferson-Pilot Corporation	579,779
14,760	Lincoln National Corporation	692,539
13,517	Loews Corporation	1,047,567
45,221	Marsh & McLennan Companies, Inc.	1,252,622
11,510	MBIA, Inc.	682,658
62,306	MetLife, Inc.	2,800,032
16,837	Progressive Corporation (The)	1,663,664
44,374	Prudential Financial, Inc.	2,913,597
10,846	SAFECO Corporation	589,372
57,273	St. Paul Travelers Companies, Inc.	2,264,002
8,883	Torchmark Corporation	463,693
25,313	UnumProvident Corporation	463,734
11,871	XL Capital Ltd., Class A	883,440

		40,615,885

Real Estate — 0.6%
8,130	Apartment Investment and Management Company, Class A, REIT	332,680
16,900	Archstone-Smith Trust, REIT	652,678
34,612	Equity Office Properties Trust, REIT	1,145,657
24,295	Equity Residential, REIT	894,542
15,621	Plum Creek Timber Company, Inc., REIT	567,042

See Notes to Financial Statements.

8

Shares		Value

Financials (Continued)
Real Estate (Continued)
15,885	ProLogis, REIT	$639,213
18,627	Simon Property Group, Inc., REIT	1,350,271

		5,582,083

Thrifts & Mortgage Finance — 1.7%
49,949	Countrywide Financial Corporation	1,928,531
58,615	Federal Home Loan Mortgage Corporation	3,823,456
82,232	Federal National Mortgage Association	4,802,349
24,038	Golden West Financial Corporation	1,547,566
7,978	MGIC Investment Corporation	520,325
30,981	Sovereign Bancorp, Inc.	692,116
74,538	Washington Mutual, Inc.	3,032,951

		16,347,294

Total Financials		188,033,751

Health Care — 13.1%
Biotechnology — 1.2%
105,099	Amgen, Inc.†	6,354,286
16,790	Applera Corporation – Applied Biosystems Group	330,259
29,297	Biogen Idec Inc.†	1,009,282
12,618	Chiron Corporation†	440,242
21,447	Genzyme Corporation†	1,288,750
38,404	Gilead Sciences, Inc.†	1,689,392
21,063	MedImmune, Inc.†	562,803

		11,675,014

Health Care Equipment & Supplies — 2.2%
4,593	Bausch & Lomb, Inc.	381,219
52,707	Baxter International Inc.	1,955,430
21,480	Becton, Dickinson and Company	1,127,056
21,392	Biomet, Inc.	741,019
63,700	Boston Scientific Corporation†	1,719,900
8,947	C.R. Bard, Inc.	595,065
10,158	Fisher Scientific International, Inc.†	659,254
27,651	Guidant Corporation	1,860,912
13,464	Hospira, Inc.†	525,096
102,698	Medtronic, Inc.	5,318,730
4,268	Millipore Corporation†	242,124
11,047	PerkinElmer, Inc.	208,788
30,803	St. Jude Medical, Inc.†	1,343,319

See Notes to Financial Statements.

9

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies (Continued)
31,862	Stryker Corporation	$1,515,357
13,715	Thermo Electron Corporation†	368,522
9,955	Waters Corporation†	370,027
20,984	Zimmer Holdings, Inc.†	1,598,351

		20,530,169

Health Care Providers & Services — 2.7%
24,680	Aetna, Inc.	2,043,998
8,966	AmerisourceBergen Corporation	619,999
36,389	Cardinal Health, Inc.	2,095,279
38,497	Caremark Rx, Inc.†	1,713,886
11,094	CIGNA Corporation	1,187,391
12,584	Express Scripts, Inc.†	628,948
35,560	HCA Inc.	2,015,185
20,936	Health Management Associates, Inc., Class A	548,105
13,764	Humana, Inc.†	546,981
19,276	IMS Health, Inc.	477,467
11,385	Laboratory Corporation of America Holdings†	568,112
7,381	Manor Care, Inc.	293,247
25,059	McKesson Corporation	1,122,393
23,523	Medco Health Solutions, Inc.†	1,255,187
15,564	Quest Diagnostics Incorporated	829,094
39,810	Tenet Healthcare Corporation†	487,274
107,510	UnitedHealth Group, Inc.	5,605,571
52,074	WellPoint, Inc.†	3,626,433

		25,664,550

Pharmaceuticals — 7.0%
131,699	Abbott Laboratories	6,454,568
11,071	Allergan, Inc.	943,692
166,009	Bristol-Myers Squibb Company	4,146,905
96,292	Eli Lilly and Company	5,364,427
28,871	Forest Laboratories, Inc.†	1,121,638
252,600	Johnson & Johnson(a)	16,419,000
20,570	King Pharmaceuticals, Inc.†	214,339
187,160	Merck & Co. Inc.	5,764,528
22,919	Mylan Laboratories, Inc.	440,962
631,513	Pfizer, Inc.(a)	17,417,129

See Notes to Financial Statements.

10

Shares		Value

Health Care (Continued)
Pharmaceuticals (Continued)
125,297	Schering-Plough Corporation	$2,388,161
9,364	Watson Pharmaceuticals, Inc.†	276,800
113,709	Wyeth	5,060,050

		66,012,199

Total Health Care		123,881,932

Industrials — 10.9%
Aerospace & Defense — 2.2%
70,153	Boeing Company (The)	4,630,098
17,017	General Dynamics Corporation	1,864,042
10,200	Goodrich Corporation	417,792
72,468	Honeywell International, Inc.	2,654,503
10,100	L-3 Communications Holdings, Inc.	773,458
34,295	Lockheed Martin Corporation	2,224,717
30,511	Northrop Grumman Corporation	1,685,733
38,454	Raytheon Company	1,504,320
15,155	Rockwell Collins, Inc.	722,590
86,920	United Technologies Corporation	4,463,342

		20,940,595

Air Freight & Logistics — 0.9%
25,673	FedEx Corporation	2,079,770
5,503	Ryder System, Inc.	201,410
94,634	United Parcel Service, Inc., Class B	6,544,887

		8,826,067

Airlines — 0.1%
12,215	Delta Air Lines, Inc.†	45,928
62,615	Southwest Airlines Co.	872,227

		918,155

Building Products — 0.2%
15,179	American Standard Companies, Inc.	636,304
36,849	Masco Corporation	1,170,324

		1,806,628

Commercial Services & Supplies — 0.7%
22,977	Allied Waste Industries, Inc.†	182,208
8,655	Avery Dennison Corporation	458,369
89,344	Cendant Corporation	1,998,625

See Notes to Financial Statements.

11

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Commercial Services & Supplies (Continued)
12,728	Cintas Corporation	$491,301
10,977	Equifax, Inc.	391,989
10,288	Monster Worldwide, Inc.†	295,060
19,530	Pitney Bowes, Inc.	850,531
18,146	R.R. Donnelley & Sons Company	626,218
13,528	Robert Half International, Inc.	337,794
48,260	Waste Management, Inc.	1,367,688

		6,999,783

Construction & Engineering — 0.1%
7,319	Fluor Corporation	421,501

Electrical Equipment — 0.4%
15,360	American Power Conversion Corporation	362,342
7,933	Cooper Industries, Ltd., Class A	506,919
35,365	Emerson Electric Co.	2,214,910
14,812	Rockwell Automation, Inc.	721,493

		3,805,664

Industrial Conglomerates — 4.4%
65,341	3M Company	4,724,154
900,861	General Electric Company(a)	31,214,834
11,490	Textron, Inc.	871,517
171,542	Tyco International Ltd.	5,009,026

		41,819,531

Machinery — 1.4%
28,988	Caterpillar, Inc.	2,762,846
3,692	Cummins, Inc.	275,460
23,382	Danaher Corporation	1,223,814
20,964	Deere & Company	1,372,932
17,324	Dover Corporation	630,247
12,753	Eaton Corporation	763,905
23,141	Illinois Tool Works, Inc.	1,843,875
14,320	Ingersoll-Rand Company Limited, Class A	1,021,732
7,816	ITT Industries, Inc.	763,076
5,591	Navistar International Corporation†	178,912
14,742	PACCAR, Inc.	1,002,456

See Notes to Financial Statements.

12

Shares		Value

Industrials (Continued)
Machinery (Continued)
10,574	Pall Corporation	$321,027
10,164	Parker-Hannifin Corporation	630,270

		12,790,552

Road & Rail — 0.5%
31,961	Burlington Northern Santa Fe Corporation	1,504,724
18,360	CSX Corporation	783,238
34,381	Norfolk Southern Corporation	1,064,436
22,362	Union Pacific Corporation	1,449,057

		4,801,455

Trading Companies & Distributors — 0.0%#
7,102	W.W. Grainger, Inc.	389,119

Total Industrials		103,519,050

Information Technology — 14.8%
Communications Equipment — 2.5%
9,886	ADC Telecommunications, Inc.†	215,218
13,791	Andrew Corporation†	175,973
40,494	Avaya Inc.†	336,910
48,996	CIENA Corporation†	102,402
542,778	Cisco Systems, Inc.†	10,372,487
17,031	Comverse Technology, Inc.†	402,783
123,101	Corning, Incorporated†	2,045,939
122,994	JDS Uniphase Corporation†	186,951
376,291	Lucent Technologies, Inc.†	1,095,007
208,323	Motorola, Inc.	3,803,978
138,801	QUALCOMM Incorporated	4,581,821
12,903	Scientific-Atlanta, Inc.	429,283
38,100	Tellabs, Inc.†	331,470

		24,080,222

Computers & Peripherals — 3.5%
70,022	Apple Computer, Inc.†	2,577,510
205,607	Dell, Inc.†	8,123,533
204,120	EMC Corporation†	2,798,485
25,189	Gateway, Inc.†	83,124
245,168	Hewlett-Packard Company	5,763,900
137,076	International Business Machines Corporation(a)	10,171,039
10,772	Lexmark International, Inc., Class A†	698,349

See Notes to Financial Statements.

13

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
15,878	NCR Corporation†	$557,635
31,135	Network Appliance, Inc.†	880,186
7,724	QLogic Corporation†	238,440
289,261	Sun Microsystems, Inc.†	1,078,943

		32,971,144

Electronic Equipment & Instruments — 0.3%
36,765	Agilent Technologies, Inc.†	846,330
15,610	Jabil Circuit, Inc.†	479,695
14,290	Molex Incorporated	372,112
44,668	Sanmina-SCI Corporation†	244,334
82,570	Solectron Corporation†	312,940
20,671	Symbol Technologies, Inc.	204,023
7,468	Tektronix, Inc.	173,780

		2,633,214

Information Technology Services — 1.1%
10,733	Affiliated Computer Services, Inc., Class A†	548,456
49,546	Automatic Data Processing, Inc.	2,079,446
15,608	Computer Sciences Corporation†	682,070
12,046	Convergys Corporation†	171,294
44,075	Electronic Data Systems Corporation	848,444
66,178	First Data Corporation	2,656,385
16,199	Fiserv, Inc.†	695,747
30,175	Paychex, Inc.	981,894
11,169	Sabre Holdings Corporation, Class A	222,822
24,691	SunGard Data Systems, Inc.†	868,382
28,778	Unisys Corporation†	182,165

		9,937,105

Internet Software & Services — 0.4%
111,521	Yahoo! Inc.†	3,864,203

Office Electronics — 0.1%
81,424	Xerox Corporation†	1,122,837

Semiconductors & Semiconductor Equipment — 3.2%
33,587	Advanced Micro Devices, Inc.†	582,399
31,603	Altera Corporation†	626,371
31,401	Analog Devices, Inc.	1,171,571

See Notes to Financial Statements.

14

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
139,653	Applied Materials, Inc.	$2,259,585
26,021	Applied Micro Circuits Corporation†	66,614
24,828	Broadcom Corporation, Class A†	881,642
34,109	Freescale Semiconductor, Inc., Class B†	722,429
524,351	Intel Corporation	13,664,587
16,697	KLA-Tencor Corporation	729,659
26,013	Linear Technology Corporation	954,417
32,889	LSI Logic Corporation†	279,228
27,867	Maxim Integrated Products, Inc.	1,064,798
52,209	Micron Technology, Inc.†	533,054
29,673	National Semiconductor Corporation	653,696
11,767	Novellus Systems, Inc.†	290,763
14,309	NVIDIA Corporation†	382,336
15,346	PMC-Sierra, Inc.†	143,178
16,595	Teradyne, Inc.†	198,642
141,213	Texas Instruments Incorporated	3,963,849
29,780	Xilinx, Inc.	759,390

		29,928,208

Software — 3.7%
41,520	Adobe Systems Incorporated	1,188,302
19,458	Autodesk, Inc.	668,771
18,805	BMC Software, Inc.†	337,550
14,344	Citrix Systems, Inc.†	310,691
45,220	Computer Associates International, Inc.	1,242,646
33,004	Compuware Corporation†	237,299
26,068	Electronic Arts, Inc.†	1,475,709
15,763	Intuit, Inc.†	711,069
7,394	Mercury Interactive Corporation†	283,634
853,501	Microsoft Corporation(a)	21,200,965
32,349	Novell, Inc.†	200,564
375,615	Oracle Corporation†	4,958,118
23,054	Parametric Technology Corporation†	147,085
43,857	Siebel Systems, Inc.	390,327
60,378	Symantec Corporation†	1,312,618
36,308	VERITAS Software Corporation†	885,915

		35,551,263

Total Information Technology		140,088,196

See Notes to Financial Statements.

15

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Materials — 2.8%
Chemicals — 1.6%
19,484	Air Products & Chemicals, Inc.	$1,174,885
81,666	Dow Chemical Company (The)	3,636,587
84,635	E.I. du Pont de Nemours and Company	3,640,151
6,816	Eastman Chemical Company	375,902
18,701	Ecolab, Inc.	605,164
10,209	Engelhard Corporation	291,467
4,377	Great Lakes Chemical Corporation	137,744
9,572	Hercules, Inc.†	135,444
7,492	International Flavors & Fragrances, Inc.	271,360
22,765	Monsanto Company	1,431,236
14,580	PPG Industries, Inc.	915,041
27,484	Praxair, Inc.	1,280,755
16,419	Rohm & Haas Company	760,857
5,827	Sigma-Aldrich Corporation	326,545

		14,983,138

Construction Materials — 0.0%#
8,714	Vulcan Materials Company	566,323

Containers & Packaging — 0.2%
9,327	Ball Corporation	335,399
9,137	Bemis Company, Inc.	242,496
12,644	Pactiv Corporation†	272,857
7,068	Sealed Air Corporation†	351,916
10,542	Temple-Inland, Inc.	391,635

		1,594,303

Metals & Mining — 0.6%
74,093	Alcoa, Inc.	1,936,050
7,587	Allegheny Technologies, Inc.	167,369
15,256	Freeport-McMoRan Copper & Gold, Inc., Class B	571,185
37,858	Newmont Mining Corporation	1,477,598
13,588	Nucor Corporation	619,885
8,271	Phelps Dodge Corporation	765,067
9,717	United States Steel Corporation	333,973

		5,871,127

Paper & Forest Products — 0.4%
22,067	Georgia-Pacific Group	701,731
41,625	International Paper Company	1,257,491

See Notes to Financial Statements.

16

Shares		Value

Materials (Continued)
Paper & Forest Products (Continued)
9,448	Louisiana-Pacific Corporation	$232,232
15,849	MeadWestvaco Corporation	444,406
20,780	Weyerhaeuser Company	1,322,647

		3,958,507

Total Materials		26,973,398

Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
27,746	ALLTEL Corporation	1,728,021
68,023	AT&T Corporation	1,295,158
155,495	BellSouth Corporation	4,131,502
11,169	CenturyTel, Inc.	386,782
28,882	Citizens Communications Company	388,174
141,984	Qwest Communications International, Inc.†	526,761
280,541	SBC Communications, Inc.	6,662,849
125,714	Sprint Corporation, FON Common Stock, Series 1	3,154,164
235,007	Verizon Communications, Inc.	8,119,492

		26,392,903

Wireless Telecommunication Services — 0.3%
95,558	Nextel Communications, Inc., Class A†	3,087,479

Total Telecommunication Services		29,480,382

Utilities — 3.4%
Electric Utilities — 2.1%
13,757	Allegheny Energy, Inc.†	346,952
17,309	Ameren Corporation	957,188
32,658	American Electric Power Company, Inc.	1,204,100
24,717	CenterPoint Energy, Inc.	326,512
16,890	Cinergy Corporation	757,010
20,660	Consolidated Edison, Inc.	967,714
14,757	DTE Energy Company	690,185
27,663	Edison International	1,121,735
18,050	Entergy Corporation	1,363,677
56,795	Exelon Corporation	2,915,287
28,026	FirstEnergy Corp.	1,348,331
33,292	FPL Group, Inc.	1,400,262
31,471	PG&E Corporation	1,181,421
8,330	Pinnacle West Capital Corporation	370,268

See Notes to Financial Statements.

17

Munder Index 500 Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Utilities (Continued)
Electric Utilities (Continued)
16,125	PPL Corporation	$957,502
21,142	Progress Energy, Inc.	956,464
63,228	Southern Company (The)	2,192,115
17,614	TECO Energy, Inc.	333,081
34,133	Xcel Energy, Inc.	666,276

		20,056,080

Gas Utilities — 0.2%
14,700	KeySpan Corporation	598,290
3,771	Nicor, Inc.	155,252
23,046	NiSource, Inc.	569,927
3,191	Peoples Energy Corporation	138,681

		1,462,150

Independent Power Producers & Energy Traders — 0.6%
55,458	AES Corporation (The)†	908,402
45,721	Calpine Corporation†	155,451
15,113	Constellation Energy Group, Inc.	871,869
78,717	Duke Energy Corporation	2,340,257
28,205	Dynegy, Inc., Class A†	137,076
20,349	TXU Corp.	1,690,799

		6,103,854

Multi-Utilities — 0.5%
18,540	CMS Energy Corporation†	279,212
28,961	Dominion Resources, Inc.	2,125,448
20,280	Public Service Enterprise Group, Inc.	1,233,430
20,290	Sempra Energy	838,180

		4,476,270

Total Utilities		32,098,354

TOTAL COMMON STOCKS
(Cost $588,731,770)		924,994,380

See Notes to Financial Statements.

18

Principal
Amount		Value

U.S. TREASURY BILL — 0.4%
(Cost $4,184,460)
$4,200,000	2.755% due 08/18/2005(a), (c)	$4,184,460

REPURCHASE AGREEMENT — 2.5%
(Cost $23,883,000)
23,883,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $23,884,692 on 07/01/2005, collateralized by $24,300,000 FHLMC, 4.125% maturing 11/18/2009 (value $24,360,750)	23,883,000

TOTAL INVESTMENTS
(Cost $616,799,230)	100.4%	953,061,840
OTHER ASSETS AND LIABILITIES (Net)	(0.4)	(4,102,008)

NET ASSETS	100.0%	$948,959,832

#	Amount represents less than 0.1% of net assets.

†	Non-income producing security.

(a)	Security, or a portion thereof, pledged as collateral for futures contracts.

(b)	Affiliated company security (see Note 6).

(c)	Rate represents annualized yield at date of purchase.

ABBREVIATIONS:

FHLMC — Federal Home Loan Mortgage Corporation
REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

19

Munder Index 500 Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities of unaffiliated companies (cost — $592,393,258)	$928,349,641
Securities of affiliated company (cost — $522,972)	829,199
Repurchase agreement (cost — $23,883,000)	23,883,000

Total Investments	953,061,840
Cash	881
Interest receivable	1,692
Dividends receivable	1,117,344
Receivable for Fund shares sold	822,771
Prepaid expenses and other assets	14,735

Total Assets	955,019,263

LIABILITIES:
Payable for Fund shares redeemed	5,197,517
Transfer agency/record keeping fees payable	217,325
Variation margin payable on open futures contracts	176,315
Distribution and shareholder servicing fees payable — Class A, B and R Shares	154,179
Administration fees payable	72,363
Shareholder servicing fees payable — Class K Shares	57,493
Trustees’ fees and expenses payable	50,078
Custody fees payable	18,743
Investment advisory fees payable	3,636
Accrued expenses and other payables	111,782

Total Liabilities	6,059,431

NET ASSETS	$948,959,832

Investments, at cost	$616,799,230

See Notes to Financial Statements.

20

NET ASSETS consist of:
Undistributed net investment income	$247,095
Accumulated net realized loss on investments sold	(105,430,221)
Net unrealized appreciation of investments	336,011,895
Paid-in capital	718,131,063

$948,959,832

NET ASSETS:
Class A Shares	$459,666,853

Class B Shares	$135,068,596

Class K Shares	$273,790,055

Class R Shares	$16,828

Class Y Shares	$80,417,500

SHARES OUTSTANDING:
Class A Shares	18,537,064

Class B Shares	5,445,324

Class K Shares	11,046,372

Class R Shares	679

Class Y Shares	3,236,776

CLASS A SHARES:
Net asset value and redemption price per share	$24.80

Maximum sales charge	2.50%
Maximum offering price per share	$25.44

CLASS B SHARES:
Net asset value and offering price per share*	$24.80

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$24.79

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$24.80

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$24.84

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

21

Munder Index 500 Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$399,469
Dividends on securities of unaffiliated companies	20,711,994
Dividends on securities of affiliated company	32,729

Total Investment Income	21,144,192

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	1,121,058
Class B Shares	1,774,952
Class R Shares	55
Shareholder servicing fees:
Class K Shares	705,929
Transfer agency/record keeping fees	1,165,918
Investment advisory fees	1,145,484
Administration fees	1,001,219
Custody fees	208,374
Legal and audit fees	74,750
Registration and filing fees	48,596
Trustees’ fees and expenses	29,941
Other	306,571

Total Expenses	7,582,847
Fees waived by distributor and transfer agent	(892,639)

Net Expenses	6,690,208

NET INVESTMENT INCOME	14,453,984

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions of unaffiliated companies	4,285,790
Security transactions of affiliated company	1,729
Futures contracts	532,833
Net change in unrealized appreciation/(depreciation) of:
Securities	35,542,946
Futures contracts	(396,310)

Net realized and unrealized gain on investments	39,966,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,420,972

See Notes to Financial Statements.

22

Munder Index 500 Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment income	$14,453,984	$10,427,015
Net realized gain/(loss) from security transactions and futures contracts	4,820,352	(16,194,456)
Net change in unrealized appreciation/(depreciation) of securities and futures contracts	35,146,636	179,294,880

Net increase in net assets resulting from operations	54,420,972	173,527,439
Dividends to shareholders from net investment income:
Class A Shares	(6,539,934)	(4,349,915)
Class B Shares	(2,114,156)	(1,770,972)
Class K Shares	(4,106,573)	(3,190,323)
Class R Shares	(149)	—
Class Y Shares	(1,457,708)	(1,057,033)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	5,242,266	(1,435,664)
Class B Shares	(87,720,981)	(48,374,508)
Class K Shares	(37,266,101)	(57,215,901)
Class R Shares	15,999	—
Class Y Shares	(10,075,965)	2,155,615
Short-term trading fees	5,117	—

Net increase/(decrease) in net assets	(89,597,213)	58,288,738
NET ASSETS:
Beginning of year	1,038,557,045	980,268,307

End of year	$948,959,832	$1,038,557,045

Undistributed net investment income	$247,095	$179,641

(a)	The Munder Index 500 Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

23

Munder Index 500 Fund

Statement of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$144,465,259	$166,014,825
Issued as reinvestment of dividends	5,257,007	3,502,782
Redeemed	(144,480,000)	(170,953,271)

Net increase/(decrease)	$5,242,266	$(1,435,664)

Class B Shares:
Sold	$8,731,568	$20,771,026
Issued as reinvestment of dividends	1,504,276	1,192,985
Redeemed*	(97,956,825)	(70,338,519)

Net decrease	$(87,720,981)	$(48,374,508)

Class K Shares:
Sold	$28,589,564	$46,841,363
Issued as reinvestment of dividends	895,018	3,011
Redeemed	(66,750,683)	(104,060,275)

Net decrease	$(37,266,101)	$(57,215,901)

Class R Shares:
Sold	$15,850	$—
Issued as reinvestment of dividends	149	—

Net increase	$15,999	$—

Class Y Shares:
Sold	$12,784,047	$16,719,795
Issued as reinvestment of dividends	300,391	98,963
Redeemed	(23,160,403)	(14,663,143)

Net increase/(decrease)	$(10,075,965)	$2,155,615

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Index 500 Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

24

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold*	5,954,656	7,402,319
Issued as reinvestment of dividends	213,660	154,228
Redeemed	(5,953,289)	(7,594,969)

Net increase/(decrease)	215,027	(38,422)

Class B Shares:
Sold	361,326	928,179
Issued as reinvestment of dividends	61,110	52,654
Redeemed*	(4,027,784)	(3,115,837)

Net decrease	(3,605,348)	(2,135,004)

Class K Shares:
Sold	1,176,106	2,089,351
Issued as reinvestment of dividends	36,245	134
Redeemed	(2,763,209)	(4,622,001)

Net decrease	(1,550,858)	(2,532,516)

Class R Shares:
Sold	673	—
Issued as reinvestment of dividends	6	—

Net increase	679	—

Class Y Shares:
Sold	524,135	750,360
Issued as reinvestment of dividends	12,181	4,311
Redeemed	(947,227)	(649,458)

Net increase/(decrease)	(410,911)	105,213

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Index 500 Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

25

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03(c)	6/30/02	6/30/01

Net asset value, beginning of period	$23.81	$20.33	$20.65	$25.57	$30.71

Income/(loss) from investment operations:
Net investment income	0.36	0.23	0.20	0.22	0.21
Net realized and unrealized gain/(loss) on investments	0.99	3.48	(0.32)	(4.93)	(4.86)

Total from investment operations	1.35	3.71	(0.12)	(4.71)	(4.65)

Less distributions:
Dividends from net investment income	(0.36)	(0.23)	(0.20)	(0.21)	(0.21)
Distributions from net realized gains	—	—	—	—	(0.27)
Distributions in excess of net realized gains	—	—	—	—	(0.01)

Total distributions	(0.36)	(0.23)	(0.20)	(0.21)	(0.49)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$24.80	$23.81	$20.33	$20.65	$25.57

Total return(b)	5.67%	18.33%	(0.47)%	(18.48)%	(15.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$459,667	$436,216	$373,247	$340,271	$419,631
Ratio of operating expenses to average net assets	0.65%	0.67%	0.70%	0.55%	0.51%
Ratio of net investment income to average net assets	1.48%	1.03%	1.09%	0.92%	0.76%
Portfolio turnover rate	4%	2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	0.65%	0.68%	0.70%	0.64%	0.61%

(a)	The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

26

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05	6/30/04	6/30/03(c)	6/30/02	6/30/01

$23.82	$20.33	$20.65	$25.58	$30.71

0.29	0.17	0.16	0.13	0.12
0.99	3.50	(0.32)	(4.93)	(4.85)

1.28	3.67	(0.16)	(4.80)	(4.73)

(0.30)	(0.18)	(0.16)	(0.13)	(0.12)
—	—	—	—	(0.27)
—	—	—	—	(0.01)

(0.30)	(0.18)	(0.16)	(0.13)	(0.40)

0.00 (d)	—	—	—	—

$24.80	$23.82	$20.33	$20.65	$25.58

5.37%	18.08%	(0.72)%	(18.79)%	(15.56)%

$135,069	$215,549	$227,447	$281,790	$368,079
0.90%	0.92%	0.95%	0.89%	0.86%
1.23%	0.78%	0.84%	0.58%	0.41%
4%	2%	8%	3%	9%
1.40%	1.43%	1.45%	1.39%	1.36%

See Notes to Financial Statements.

27

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	K Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03(c)	6/30/02	6/30/01

Net asset value, beginning of period	$23.80	$20.32	$20.64	$25.56	$30.69

Income/(loss) from investment operations:
Net investment income	0.36	0.23	0.21	0.19	0.18
Net realized and unrealized gain/(loss) on investments	0.99	3.48	(0.33)	(4.92)	(4.85)

Total from investment operations	1.35	3.71	(0.12)	(4.73)	(4.67)

Less distributions:
Dividends from net investment income	(0.36)	(0.23)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains	—	—	—	—	(0.27)
Distributions in excess of net realized gains	—	—	—	—	(0.01)

Total distributions	(0.36)	(0.23)	(0.20)	(0.19)	(0.46)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$24.79	$23.80	$20.32	$20.64	$25.56

Total return(b)	5.68%	18.34%	(0.47)%	(18.56)%	(15.36)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$273,790	$299,782	$307,427	$207,675	$267,827
Ratio of operating expenses to average net assets	0.65%	0.67%	0.70%	0.64%	0.61%
Ratio of net investment income to average net assets	1.48%	1.03%	1.09%	0.83%	0.66%
Portfolio turnover rate	4%	2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	0.65%	0.68%	0.70%	0.64%	0.61%

(a)	The Munder Index 500 Fund Class K Shares and Class R Shares commenced operations on December 7, 1992 and July 29, 2004, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

(e)	Annualized.

See Notes to Financial Statements.

28

R Shares

Period
Ended
6/30/2005

$22.98

0.32
1.81

2.13

(0.31)
—
—

(0.31)

0.00	(d)

$24.80

9.26%

$17
0.90	%(e)
1.24	%(e)
4%
0.90	%(e)

See Notes to Financial Statements.

29

Munder Index 500 Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03(c)	6/30/02	6/30/01

Net asset value, beginning of period	$23.85	$20.37	$20.68	$25.62	$30.76

Income/(loss) from investment operations:
Net investment income	0.44	0.29	0.25	0.27	0.35
Net realized and unrealized gain/(loss) on investments	0.97	3.48	(0.31)	(4.97)	(4.96)

Total from investment operations	1.41	3.77	(0.06)	(4.70)	(4.61)

Less distributions:
Dividends from net investment income	(0.42)	(0.29)	(0.25)	(0.24)	(0.25)
Distributions from net realized gains	—	—	—	—	(0.27)
Distributions in excess of net realized gains	—	—	—	—	(0.01)

Total distributions	(0.42)	(0.29)	(0.25)	(0.24)	(0.53)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$24.84	$23.85	$20.37	$20.68	$25.62

Total return(b)	5.97%	18.59%	(0.17)%	(18.40)%	(15.15)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$80,418	$87,010	$72,148	$68,555	$93,902
Ratio of operating expenses to average net assets	0.40%	0.42%	0.45%	0.39%	0.36%
Ratio of net investment income to average net assets	1.73%	1.28%	1.34%	1.08%	0.91%
Portfolio turnover rate	4%	2%	8%	3%	9%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	0.40%	0.43%	0.45%	0.39%	0.36%

(a)	The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

30

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Index 500 Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide performance and income that is comparable to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500®”), a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity

31

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

securities, including financial futures contracts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. In certain circumstances, however, securities held by the Fund may be valued using the last reported market quotation, if using such market quotation will not materially affect the Fund’s net asset value. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Futures Contracts: The Fund entered into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

    There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose

32

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $5,192 and are reflected as part of fees waived by distributor and transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of

33

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”), through its World Asset Management division, is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets at an annual rate of 0.20% on the first $250 million; 0.12% on the next $250 million; and 0.07% on assets exceeding $500 million. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1153% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $1,001,219 before payment of sub-administration fees and $669,956 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1008% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $33,645 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-

34

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

owned subsidiary of Comerica Bank, earned $14 from commissions on sales of Class A Shares for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee, consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to Class A, Class B, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

35

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class R	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    During the year ended June 30, 2005, the Distributor voluntarily waived 0.50% of 12b-1 fees for Class B Shares of the Fund. For the year ended June 30, 2005, this waiver amounted to $887,447 and is reflected as part of fees waived by distributor and transfer agent in the accompanying Statement of Operations.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $791 to Comerica Securities and $705,198 to Comerica Bank for shareholder services provided to Class A, Class B, Class K and Class R shareholders.

5.	Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $35,868,274 and $165,481,637, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $379,851,551 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $55,705,993 and net appreciation for Federal income tax purposes was $324,145,558. At June 30, 2005, aggregate cost for Federal income tax purposes was $628,916,282.

    At June 30, 2005, the Fund had the following open financial futures contracts:

		Notional	Market	Gross
		Value	Value	Unrealized
	Contracts	of Contracts	of Contracts	Depreciation

S&P 500 Index, September 2005	85	$25,655,090	$25,404,375	$250,715

36

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

6. Transactions with “Affiliated” Companies

    The term “affiliated companies” includes any company with control over the Fund’s advisor. At, or during the year ended June 30, 2005, the Fund held the following security of an affiliated company:

	Value	Purchased		Sold		Value
	at					at	Realized	Dividend
Affiliated Company	6/30/04	Cost	Shares	Cost	Shares	6/30/05	Gain	Income

Comerica, Inc.	$905,520	$16,288	300	$144,456	2,454	$829,199	$1,729	$32,729

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $15,395.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined at June 30, 2005, permanent differences resulting primarily from different book and tax accounting for return of capital and capital gain distributions from real estate investment trusts were reclassified at year end.

37

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss

$(168,010)	$168,010

    During the years ended June 30, 2005 and June 30, 2004, distributions of $14,218,520 and $10,368,243, respectively, were paid to shareholders from ordinary income on a tax basis.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital	Unrealized
Income	Loss Carryover	Appreciation	Total

$291,326	$(93,563,884)	$324,145,558	$230,873,000

    The differences between book and tax distributable earnings are primarily due to wash sales, tax accounting for futures contracts, real estate investment trust basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $93,563,884 of unused capital losses of which $36,863,356, $49,075,455, $386,077 and $7,238,996 expire in 2010, 2011, 2012 and 2013, respectively.

10. Tax Information (Unaudited)

    Of the distributions paid by the Fund, 100% will qualify for the dividend received deduction available to corporate shareholders.

    For the fiscal year ended June 30, 2005, the Fund designated approximately $20,744,723 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most

38

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under an Investment Advisory Agreement dated April 30, 2003 and amended most recently as of March 29, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to MST and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

39

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to MST;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

40

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that, for the periods in question, the Fund’s (1) gross returns for Class Y shares were generally in line with the returns of the Fund’s benchmark index and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for the one-, three- and five-year periods and slightly trailed the Fund’s Lipper peer group for the ten-year period.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The

41

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

42

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

43

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Positions(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

44

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Positions(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

Interested Trustee
Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

45

Munder Index 500 Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

46

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Index 500 Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Index 500 Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Index 500 Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

47

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR

World Asset Management,
a division of Munder Capital Management
255 East Brown Street
Birmingham, MI 48009
ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINDEX605

ANNUAL REPORT
June 30, 2005
Munder Intermediate
Bond Fund
Class A, B, C, K & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example
1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, where applicable, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER INTERMEDIATE BOND FUND

Portfolio Management Team: Peter Root and Michael Vandenbossche

    The Fund generated a 4.60% return for the year ended June 30, 2005, relative to the 4.77% return for the Lehman Brothers Intermediate Government/ Credit Index and a 3.65% median return for the Lipper universe of short-intermediate investment grade debt funds.

    During the year ended June 30, 2005, long-term interest rates fell while short-term rates rose. As an example, the yield on the 10-year Treasury bond, which stood at 4.58% on June 30, 2004, had fallen to 3.91% by June 30, 2005. In contrast, the yield on the 30-day Treasury bill rose from 1.14% to 2.98% during this same one-year time period. With the narrowing of the gap between short-term and long-term rates, the yield curve, which plots the yields for various maturities of Treasury securities, became flatter. As a result, the Fund’s barbell maturity structure, with the targeted maturity reached through a combination of long-term and short-term securities, had a positive impact on the Fund’s performance. A barbell structure generally works best as the yield curve is flattening.

    The Fund’s return relative to its Lehman Brothers Intermediate Government/ Credit benchmark was also boosted by its overweight in asset-backed and commercial mortgage-backed securities. These bond market segments showed relative strength on a risk-adjusted basis. An overweight in the financials segment of the corporate bonds and notes sector was also positive for performance.

    These positive factors were not enough to fully offset the impact of fees on the Fund’s return. As a result, the Fund trailed its Lehman benchmark.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Intermediate Government/ Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. Government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher.

iii

The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of short-intermediate investment grade debt funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of shares of the Munder Intermediate Bond Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Intermediate Bond Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

					Lipper
				Lehman	Short-Int.
Class and				Int. Gov’t./	Invest. Grade Debt
Inception Date	With Load		Without Load	Credit Index#	Funds Median**

CLASS A 11/24/92	$16,054	*	$16,729	$18,488	$17,076

CLASS B 10/25/94	N/A		15,773	18,488	17,076

CLASS C 4/19/96	N/A		15,139	17,781	16,462

CLASS K 11/20/92	N/A		16,739	18,488	17,076

CLASS Y 12/1/91	N/A		17,156	18,488	17,076

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Ten			Since
	One		One	Five		Years	Ten		Years	Since		Inception
Class and	Year		Year	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load	w/load		load

CLASS A 11/24/92	0.18%	*	4.33%	4.77%	*	5.64%	4.85%	*	5.28%	4.92%	*	5.26%

CLASS B 10/25/94	(1.44)%	†	3.56%	4.53%	†	4.86%	N/A		4.66%	N/A		5.18%

CLASS C 4/19/96	2.54%	†	3.54%	N/A		4.84%	N/A		N/A	N/A		4.61%

CLASS K 11/20/92	N/ A		4.34%	N/A		5.64%	N/A		5.29%	N/A		5.26%

CLASS Y 12/1/91	N/ A		4.60%	N/A		5.90%	N/A		5.55%	N/A		5.68%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Lehman Brothers Intermediate Government/ Credit Index is a weighted composite of maturities between one and ten years in (i) the Lehman Brothers Government Bond Index, which is made up of publicly issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government, and (ii) the Lehman Brothers Credit Index, which is made up of publicly

vii

issued, fixed-rate, non-convertible, investment-grade, U.S. corporate and specified foreign debentures and secured notes, including U.S. and non-U.S. industrial, utility and finance bonds, and sovereign, supranational, and non-U.S. agency and government debt securities. Index comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 5/1/96, 7/1/95, and 7/1/95, respectively.

**	The Lipper Short-Intermediate Investment Grade Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 5/1/96, 7/1/95, and 7/1/95, respectively.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,014.20	$4.99	1.00%
Class B	$1,000.00	$1,010.50	$8.72	1.75%
Class C	$1,000.00	$1,010.40	$8.72	1.75%
Class K	$1,000.00	$1,014.20	$4.99	1.00%
Class Y	$1,000.00	$1,015.40	$3.75	0.75%

Hypothetical
Class A	$1,000.00	$1,019.84	$5.01	1.00%
Class B	$1,000.00	$1,016.12	$8.75	1.75%
Class C	$1,000.00	$1,016.12	$8.75	1.75%
Class K	$1,000.00	$1,019.84	$5.01	1.00%
Class Y	$1,000.00	$1,021.08	$3.76	0.75%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Intermediate Bond Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

ASSET-BACKED SECURITIES — 12.7%
Auto Loan — 2.6%
$3,200,000	National City Auto Receivables Trust, Series 2004-A, Class A3, 2.110% due 07/15/2008	$3,158,280
5,000,000	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.940% due 03/22/2010	4,911,847
1,655,887	WFS Financial Owner Trust, Series 2003-4, Class C, 3.020% due 05/20/2011	1,636,430

		9,706,557

Credit Card — 4.3%
5,000,000	Bank One Issuance Trust, Series 2002-A3, Class A3, 3.590% due 05/17/2010	4,961,463
1,550,000	Capital One Master Trust, Series 2001-5, Class A, 5.300% due 06/15/2009	1,572,570
1,300,000	Capital One Multi-Asset Execution Trust, Series 2003-C1, Class C1, 5.770% due 03/15/2011(a), (b)	1,371,507
	MBNA Credit Card Master Note Trust:
2,000,000	Series 2001-C3, Class C3, 6.550% due 12/15/2008	2,051,658
3,500,000	Series 2002-C5, Class C5, 4.050% due 01/15/2008	3,502,366
2,400,000	Series 2004-A7, Class A7, 3.320% due 12/15/2011(b)	2,406,295

		15,865,859

Home Equity Loans — 0.6%
734,186	Contimortgage Home Equity Loan, Series 1997-2, Pass thru Certificate, Class A9, 7.090% due 04/15/2028	740,313
1,406,404	Wachovia Asset Securitization, Inc., Series 2003-HE1 Trust, Series A1, 3.604% due 03/26/2033(b)	1,407,804

		2,148,117

See Notes to Financial Statements.

1

Munder Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

ASSET-BACKED SECURITIES (Continued)
Student Loans — 0.3%
$1,120,864	SLM Student Loan Trust, Series 1997-1, Class A2, 3.717% due 01/25/2010(b)	$1,126,713

Time Share Receivables — 1.4%
	Marriott Vacation Club Owner Trust, MTN:
910,950	Series 2000-1A, Class B, 144A, 7.050% due 09/20/2017(c), (d), (e)	925,248
4,339,457	Series 2004-2A, Class A, 144A, 4.192% due 10/20/2026(c), (d), (e)	4,336,419

		5,261,667

Utilities — 1.3%
1,261,996	Connecticut RRB Special Purpose Trust, Series 2001-1, Class A3, 5.730% due 03/30/2009	1,286,696
3,432,652	Public Service New Hampshire Funding LLC, Series 2001-1, Class A2, 5.730% due 11/01/2010	3,516,501

		4,803,197

Other — 2.2%
3,540,000	AIG Credit Premium Finance Master Trust, Series 2003-1, Class A, 3.520% due 11/15/2007(b)	3,541,359
4,780,000	Distribution Financial Services Floorplan Master Trust, Series 2003-2, Class A, 3.320% due 04/15/2008(b)	4,783,940

		8,325,299

TOTAL ASSET-BACKED SECURITIES
(Cost $47,375,582)		47,237,409

CORPORATE BONDS AND NOTES — 37.8%
Financials — 25.6%
3,875,000	Block Financial Corporation, 5.125% due 10/30/2014	3,853,459
1,085,000	Citigroup, Inc., 5.625% due 08/27/2012	1,158,920
2,000,000	Countrywide Home Loans, Inc., MTN, 5.625% due 07/15/2009	2,084,770

See Notes to Financial Statements.

2

Principal
Amount		Value

Financials (Continued)
$5,000,000	Deutsche Bank Financial, 6.700% due 12/13/2006	$5,183,005
6,500,000	General Electric Capital Corporation, MTN, 7.375% due 01/19/2010	7,325,116
4,900,000	Goldman Sachs Group, Inc., (The), 5.250% due 10/15/2013	5,056,330
2,260,000	Household Finance Corporation, 8.000% due 07/15/2010	2,607,733
3,000,000	Independence Community Bank Corporation (becomes variable April 2009), 3.750% due 04/01/2014	2,892,066
	International Lease Finance Corporation:
2,650,000	3.300% due 01/23/2008, MTN	2,588,729
3,435,000	5.875% due 05/01/2013	3,646,592
3,000,000	Jackson National Life Global Funding, MTN, 144A, 5.250% due 03/15/2007(c), (d), (e)	3,072,027
5,000,000	Key Bank National Association, MTN, 5.800% due 07/01/2014	5,387,830
3,365,000	Landesbank Baden-Wurttemberg, New York, MTN, 6.350% due 04/01/2012	3,788,852
2,100,000	Morgan Stanley Group, Inc., 5.300% due 03/01/2013	2,182,396
5,935,000	National Rural Utilities Cooperative Finance Corporation, MTN, 5.540% due 12/15/2005	5,974,592
1,700,000	Ohio Casualty Corporation, 7.300% due 06/15/2014	1,869,655
5,425,000	Protective Life Secured Trust, MTN, 3.700% due 11/24/2008	5,342,974
1,750,000	RBS Capital Trust I, (becomes variable June 2013), 4.709% due 12/29/2049	1,726,522
	SLM Corporation, MTN:
2,085,000	3.281% due 01/25/2007(b)	2,088,547
4,825,000	3.625% due 03/17/2008	4,742,628
5,000,000	SunAmerica Institutional, MTN, 5.750% due 02/16/2009	5,241,970
800,000	Suntrust Bank, 5.450% due 12/01/2017(a)	840,650

See Notes to Financial Statements.

3

Munder Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

CORPORATE BONDS AND NOTES (Continued)
Financials (Continued)
$3,360,000	Swiss Bank Corporation, 7.250% due 09/01/2006	$3,469,771
5,000,000	UBS Preferred Funding Trust II, (becomes variable June 2011), 7.247% due 06/26/2049(a)	5,675,355
2,970,000	US Bank National Association, 2.870% due 02/01/2007	2,922,121
2,500,000	Washington Mutual Bank FA, MTN, 3.511% due 07/25/2006(b)	2,509,357
2,510,000	Westdeutsche Landesbank, 6.050% due 01/15/2009	2,648,938

		95,880,905

Industrials — 11.3%
3,485,000	American Standard, Inc., 7.375% due 02/01/2008(a)	3,710,602
3,000,000	Bellsouth Corporation, 5.000% due 10/15/2006	3,041,043
2,000,000	City National Corporation, 5.125% due 02/15/2013	2,054,026
1,840,000	Comcast Cable Communications Holdings, Inc., 8.375% due 03/15/2013	2,243,606
3,000,000	CVS Corporation, 4.000% due 09/15/2009	2,972,466
	Ford Motor Credit Company:
565,000	5.800% due 01/12/2009	536,352
1,700,000	6.500% due 02/15/2006	1,713,184
7,275,000	Merck & Co., Inc., 4.750% due 03/01/2015	7,339,929
3,500,000	Ryder System Inc., MTN, 5.000% due 06/15/2012	3,502,835
1,050,000	Toyota Motor Credit Corporation, 5.500% due 12/15/2008	1,095,698
3,255,000	Unilever Capital Corporation, 7.125% due 11/01/2010	3,679,732

See Notes to Financial Statements.

4

Principal
Amount		Value

Industrials (Continued)
$5,000,000	Union Texas Petroleum Holdings, Inc. (MAPS), 7.000% due 04/15/2008	$5,387,420
4,550,000	Viacom, Inc., 6.625% due 05/15/2011	4,887,182

		42,164,075

Utilities — 0.9%
3,500,000	Virginia Electric & Power Company, 4.100% due 12/15/2008	3,469,413

TOTAL CORPORATE BONDS AND NOTES
(Cost $138,619,131)		141,514,393

MORTGAGE-BACKED SECURITIES — 15.5%
Collateralized Mortgage Obligations (CMO) — Agency — 7.7%
	FHLMC:
7,286,676	Series 1650 Class J, 6.500% due 06/15/2023	7,455,543
424,152	Series 1669 Class G, 6.500% due 02/15/2023	424,979
4,000,000	Series 2734 Class PD, 5.000% due 01/15/2027	4,051,719
8,000,000	Series 2780 Class TC, 5.000% due 05/15/2027	8,104,318
4,500,000	Series 2802 Class NC, 5.000% due 05/15/2028	4,568,848
4,030,209	FNMA, Series 2003-63, Class GU, 4.000% due 07/25/2033	3,996,593

		28,602,000

Commercial Mortgage-Backed Securities — 2.6%
2,412,046	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A1A, 7.109% due 11/15/2031	2,531,357
1,915,000	First Union National Bank - Chase, Series 1999-C2, Class C, 6.944% due 06/15/2031	2,077,589
2,000,000	GE Capital Commercial Mortgage Corporation, Series 2003-C2, Class A4, 5.145% due 07/10/2037	2,085,229

See Notes to Financial Statements.

5

Munder Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage-Backed Securities (Continued)
$3,000,000	Morgan Stanley Capital I Inc., Series 2004-HQ4, Class A6, 4.830% due 04/14/2040	$3,060,994

		9,755,169

Mortgage Pass-Through Securities — 5.2%
	FHLMC:
215,522	Pool #A00813, 9.000% due 10/01/2020	227,806
26,240	Pool #E61740, 9.000% due 04/01/2010	26,518
434,003	Pool #F70013, Gold, 7.000% due 12/01/2011	454,528
	FNMA:
248,638	Pool #070225, 7.500% due 08/01/2018	265,433
544,229	Pool #250550, 6.500% due 05/01/2026	565,333
1,090,054	Pool #251518, 6.000% due 02/01/2013	1,127,721
1,311,098	Pool #251760, 6.000% due 06/01/2013	1,356,739
1,375,991	Pool #323406, 6.001% due 11/01/2008	1,438,104
333,141	Pool #490365, 5.426% due 12/01/2028(b)	342,882
2,318,765	Pool #555290, 4.913% due 02/01/2013	2,390,854
7,052,575	Pool #780620, 5.500% due 05/01/2034	7,155,522
1,711,405	Pool #790362, 4.893% due 08/01/2034(b)	1,727,416

See Notes to Financial Statements.

6

Principal
Amount		Value

Mortgage Pass-Through Securities (Continued)
	GNMA:
$180,623	Pool #780077, 8.000% due 03/15/2025	$195,477
2,126,046	Pool #781008, 6.000% due 03/15/2029	2,197,824

		19,472,157

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $57,517,669)		57,829,326

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.3%
Government Sponsored Enterprises(GSE) — 9.3%
2,165,000	FHLB, 5.125% due 03/06/2006	2,185,085
	FHLMC:
705,000	2.375% due 04/15/2006	697,542
1,000,000	2.375% due 02/15/2007	977,765
2,150,000	4.500% due 07/15/2013	2,196,167
2,000,000	4.875% due 11/15/2013	2,092,548
1,050,000	5.625% due 03/15/2011	1,133,688
	FNMA:
5,600,000	2.125% due 04/15/2006	5,529,989
7,200,000	2.875% due 11/09/2006	7,111,569
2,000,000	4.625% due 10/15/2013	2,056,970
3,600,000	5.250% due 04/15/2007	3,688,250
2,300,000	5.500% due 02/15/2006	2,324,907
3,800,000	6.000% due 05/15/2011(a)	4,179,217
625,000	7.125% due 06/15/2010	711,797

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $34,977,959)		34,885,494

U.S. TREASURY OBLIGATIONS — 9.9%
U.S. Treasury Notes — 9.9%
1,500,000	2.250% due 02/15/2007(a)	1,467,832
5,800,000	3.125% due 10/15/2008(a)	5,698,726
4,800,000	4.000% due 04/15/2010(a)	4,852,502
8,650,000	4.000% due 02/15/2015(a)	8,680,751
10,200,000	4.250% due 08/15/2013(a)	10,455,000
1,000,000	4.250% due 11/15/2013(a)	1,024,414
1,800,000	4.250% due 08/15/2014(a)	1,843,031

See Notes to Financial Statements.

7

Munder Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Notes (Continued)
$2,125,000	4.250% due 11/15/2014(a)	$2,174,889
700,000	5.000% due 08/15/2011(a)	746,293

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $36,589,993)		36,943,438

YANKEE SECURITIES — 10.2%
Financials — 2.0%
2,000,000	Banco Mercantil Del Norte SA, 144A, 5.875% due 02/17/2014 (b), (c), (d), (f)	2,032,500
5,000,000	Inter-American Development Bank, 7.375% due 01/15/2010	5,718,530

		7,751,030

Government — 0.8%
3,000,000	Chuo Mitsui Trust & Banking Co. Ltd, 144A, 5.506% due 04/15/2049(a), (b), (c), (d), (e)	2,947,278

Industrials — 7.4%
3,250,000	British Telecommunications PLC, 8.375% due 12/15/2010	3,847,955
4,475,000	Corporacion Andina De Fomento, 5.125% due 05/05/2015, USD	4,530,199
3,000,000	France Telecom SA, 8.000% due 03/01/2011	3,481,422
5,500,000	Hutchison Whampoa International Ltd., 144A (becomes variable May 2015), 6.500% due 02/13/2013(c), (d), (e)	5,971,251
1,700,000	Pemex Finance Ltd., 9.690% due 08/15/2009	1,868,980
3,750,000	Telecom Italia Capital SA, 5.250% due 11/15/2013	3,807,019
4,000,000	WMC Finance USA, 5.125% due 05/15/2013	4,127,896

		27,634,722

TOTAL YANKEE SECURITIES
(Cost $38,101,839)		38,333,030

See Notes to Financial Statements.

8

Principal
Amount		Value

REPURCHASE AGREEMENT — $3.7%
(Cost $14,035,000)
14,035,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $14,035,994 on 07/01/2005, collateralized by $14,210,000 FHLMC, 4.500% maturing 11/15/2011 (value $14,316,575)	$14,035,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 11.7%
(Cost $43,909,341)
43,909,341	State Street Navigator Securities Lending Trust - Prime Portfolio(g)	43,909,341

TOTAL INVESTMENTS
(Cost $411,126,514)	110.8%	414,687,431
OTHER ASSETS AND LIABILITIES (Net)	(10.8)	(40,251,844)

NET ASSETS	100.0%	$374,435,587

(a)	Security, or a portion thereof, is on loan.

(b)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Intermediate Bond Fund does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that has been deemed by the Advisor to be liquid.

(f)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $2,032,500, 0.5% of net assets.

Security	Acquisition Date	Cost

Banco Mercantil Del Norte SA,
5.875%,due 02/17/2014	02/10/2004	$1,991,636

(g)	As of June 30, 2005, the market value of the securities on loan is $43,082,670.

See Notes to Financial Statements.

9

Munder Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

ABBREVIATIONS:
FHLB  — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
MAPS — Mandatory Putable Remarketable Security
MTN   — Medium Term Note

See Notes to Financial Statements.

10

[This Page Intentionally Left Blank]

11

Munder Intermediate Bond Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $43,082,670 of securities loaned)	$400,652,431
Repurchase agreement	14,035,000

Total Investments	414,687,431
Cash	153,657
Interest receivable	3,755,176
Receivable for Fund shares sold	384,444
Prepaid expenses and other assets	15,382

Total Assets	418,996,090

LIABILITIES:
Payable for Fund shares redeemed	429,271
Payable upon return of securities loaned	43,909,341
Shareholder servicing fees payable — Class K Shares	60,779
Distribution and shareholder servicing fees payable — Class A, B and C Shares	5,499
Administration fees payable	36,310
Trustees’ fees and expenses payable	30,504
Transfer agency/record keeping fees payable	29,018
Custody fees payable	7,496
Investment advisory fees payable	6,011
Accrued expenses and other payables	46,274

Total Liabilities	44,560,503

NET ASSETS	$374,435,587

Investments, at cost	$411,126,514

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$178,886
Accumulated net realized loss on investments sold	(15,752,780)
Net unrealized appreciation of investments	3,560,917
Paid-in capital	386,448,564

$374,435,587

NET ASSETS:
Class A Shares	$9,092,909

Class B Shares	$3,934,888

Class C Shares	$1,252,396

Class K Shares	$270,367,334

Class Y Shares	$89,788,060

SHARES OUTSTANDING:
Class A Shares	963,100

Class B Shares	417,839

Class C Shares	132,426

Class K Shares	28,677,208

Class Y Shares	9,519,039

CLASS A SHARES:
Net asset value and redemption price per share	$9.44

Maximum sales charge	4.00%
Maximum offering price per share	$9.83

CLASS B SHARES:
Net asset value and offering price per share*	$9.42

CLASS C SHARES:
Net asset value and offering price per share*	$9.46

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.43

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.43

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Intermediate Bond Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest(a)	$17,053,925
Securities lending	80,698

Total Investment Income	17,134,623

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	20,660
Class B Shares	59,116
Class C Shares	14,770
Shareholder servicing fees:
Class K Shares	717,311
Investment advisory fees	1,981,492
Administration fees	505,150
Transfer agency/record keeping fees	173,483
Custody fees	83,968
Legal and audit fees	51,998
Trustees’ fees and expenses	27,491
Registration and filing fees	38,602
Other	91,032

Total Expenses	3,765,073
Fees waived by transfer agent	(170)

Net Expenses	3,764,903

NET INVESTMENT INCOME	13,369,720

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(721,267)
Net change in unrealized appreciation/(depreciation) of securities	4,394,927

Net realized and unrealized gain on investments	3,673,660

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,043,380

(a)	Net of interest withholding taxes of $2,619.

See Notes to Financial Statements.

14

Munder Intermediate Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$13,369,720	$12,921,394
Net realized gain/(loss) from security transactions	(721,267)	4,717,035
Net change in unrealized appreciation/(depreciation) of securities	4,394,927	(20,138,226)

Net increase/(decrease) in net assets resulting from operations	17,043,380	(2,499,797)
Dividends to shareholders from net investment income:
Class A Shares	(330,221)	(362,256)
Class B Shares	(191,861)	(351,502)
Class C Shares	(47,579)	(48,909)
Class K Shares	(11,517,380)	(10,710,639)
Class Y Shares	(3,995,090)	(3,749,235)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	474,157	(1,187,551)
Class B Shares	(3,905,256)	(6,888,433)
Class C Shares	(280,083)	(322,392)
Class K Shares	(25,332,843)	69,468,513
Class Y Shares	(3,990,598)	16,312,795

Net increase/(decrease) in net assets	(32,073,374)	59,660,594
NET ASSETS:
Beginning of year	406,508,961	346,848,367

End of year	$374,435,587	$406,508,961

Undistributed net investment income	$178,886	$527,155

See Notes to Financial Statements.

15

Munder Intermediate Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$4,357,028	$3,843,174
Issued as reinvestment of dividends	239,965	261,174
Redeemed	(4,122,836)	(5,291,899)

Net increase/(decrease)	$474,157	$(1,187,551)

Class B Shares:
Sold	$621,766	$1,375,451
Issued as reinvestment of dividends	89,685	149,877
Redeemed*	(4,616,707)	(8,413,761)

Net decrease	$(3,905,256)	$(6,888,433)

Class C Shares:
Sold	$713,945	$587,055
Issued as reinvestment of dividends	25,598	23,563
Redeemed	(1,019,626)	(933,010)

Net decrease	$(280,083)	$(322,392)

Class K Shares:
Sold	$30,481,584	$125,134,452
Issued as reinvestment of dividends	150,227	15,134
Redeemed	(55,964,654)	(55,681,073)

Net increase/(decrease)	$(25,332,843)	$69,468,513

Class Y Shares:
Sold	$14,145,478	$25,514,575
Issued as reinvestment of dividends	198,652	104,856
Redeemed	(18,334,728)	(9,306,636)

Net increase/(decrease)	$(3,990,598)	$16,312,795

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	461,014	399,604
Issued as reinvestment of dividends	25,385	27,263
Redeemed	(434,960)	(550,189)

Net increase/(decrease)	51,439	(123,322)

Class B Shares:
Sold	65,618	143,691
Issued as reinvestment of dividends	9,496	15,675
Redeemed*	(488,670)	(877,343)

Net decrease	(413,556)	(717,977)

Class C Shares:
Sold	74,879	60,423
Issued as reinvestment of dividends	2,700	2,459
Redeemed	(107,380)	(96,475)

Net decrease	(29,801)	(33,593)

Class K Shares:
Sold	3,216,397	13,039,146
Issued as reinvestment of dividends	16,003	1,581
Redeemed	(5,910,473)	(5,816,646)

Net increase/(decrease)	(2,678,073)	7,224,081

Class Y Shares:
Sold	1,493,752	2,656,213
Issued as reinvestment of dividends	21,080	10,954
Redeemed	(1,942,000)	(970,944)

Net increase/(decrease)	(427,168)	1,696,223

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

17

Munder Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$9.42	$9.88	$9.50	$9.39	$9.09

Income/(loss) from investment operations:
Net investment income	0.32	0.32	0.39	0.49	0.54
Net realized and unrealized gain/(loss) on investments	0.08	(0.40)	0.41	0.13	0.31

Total from investment operations	0.40	(0.08)	0.80	0.62	0.85

Less distributions:
Dividends from net investment income	(0.38)	(0.38)	(0.42)	(0.51)	(0.55)

Total distributions	(0.38)	(0.38)	(0.42)	(0.51)	(0.55)

Net asset value, end of period	$9.44	$9.42	$9.88	$9.50	$9.39

Total return(b)	4.33%	(0.79)%	8.66%	6.71%	9.60%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$9,093	$8,588	$10,222	$10,321	$9,768
Ratio of operating expenses to average net assets	1.00%	1.00%	0.98%	0.94%	0.96%
Ratio of net investment income to average net assets	3.33%	3.36%	3.98%	5.13%	5.87%
Portfolio turnover rate	63%	86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers	1.00%	1.00%	0.98%	0.94%	0.96%

(a)	The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

18

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$9.40	$9.85	$9.47	$9.36	$9.07

0.24	0.25	0.31	0.41	0.48
0.09	(0.39)	0.42	0.14	0.29

0.33	(0.14)	0.73	0.55	0.77

(0.31)	(0.31)	(0.35)	(0.44)	(0.48)

(0.31)	(0.31)	(0.35)	(0.44)	(0.48)

$9.42	$9.40	$9.85	$9.47	$9.36

3.56%	(1.43)%	7.87%	5.93%	8.69%

$3,935	$7,812	$15,266	$11,608	$7,563
1.75%	1.75%	1.73%	1.69%	1.71%
2.57%	2.61%	3.23%	4.38%	5.12%
63%	86%	87%	85%	179%
1.75%	1.75%	1.73%	1.69%	1.71%

See Notes to Financial Statements.

19

Munder Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$9.44	$9.89	$9.51	$9.40	$9.11

Income/(loss) from investment operations:
Net investment income	0.24	0.25	0.31	0.42	0.51
Net realized and unrealized gain/(loss) on investments	0.09	(0.39)	0.42	0.13	0.26

Total from investment operations	0.33	(0.14)	0.73	0.55	0.77

Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.35)	(0.44)	(0.48)

Total distributions	(0.31)	(0.31)	(0.35)	(0.44)	(0.48)

Net asset value, end of period	$9.46	$9.44	$9.89	$9.51	$9.40

Total return(b)	3.54%	(1.42)%	7.83%	5.91%	8.65%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,252	$1,531	$1,937	$1,321	$904
Ratio of operating expenses to average net assets	1.75%	1.75%	1.73%	1.69%	1.71%
Ratio of net investment income to average net assets	2.58%	2.61%	3.23%	4.38%	5.12%
Portfolio turnover rate	63%	86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers	1.75%	1.75%	1.73%	1.69%	1.71%

(a)	The Munder Intermediate Bond Fund Class C Shares and Class K Shares commenced operations on April 19, 1996 and November 20, 1992, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

20

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$9.41	$9.86	$9.48	$9.37	$9.08

0.32	0.32	0.38	0.49	0.55
0.08	(0.39)	0.42	0.13	0.29

0.40	(0.07)	0.80	0.62	0.84

(0.38)	(0.38)	(0.42)	(0.51)	(0.55)

(0.38)	(0.38)	(0.42)	(0.51)	(0.55)

$9.43	$9.41	$9.86	$9.48	$9.37

4.34%	(0.69)%	8.67%	6.72%	9.50%

$270,367	$294,966	$238,012	$242,929	$254,904
1.00%	1.00%	0.98%	0.94%	0.96%
3.33%	3.36%	3.98%	5.13%	5.87%
63%	86%	87%	85%	179%
1.00%	1.00%	0.98%	0.94%	0.96%

See Notes to Financial Statements.

21

Munder Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$9.41	$9.87	$9.49	$9.38	$9.08

Income/(loss) from investment operations:
Net investment income	0.34	0.35	0.41	0.51	0.58
Net realized and unrealized gain/(loss) on investments	0.09	(0.40)	0.42	0.13	0.29

Total from investment operations	0.43	(0.05)	0.83	0.64	0.87

Less distributions:
Dividends from net investment income	(0.41)	(0.41)	(0.45)	(0.53)	(0.57)

Total distributions	(0.41)	(0.41)	(0.45)	(0.53)	(0.57)

Net asset value, end of period	$9.43	$9.41	$9.87	$9.49	$9.38

Total return(b)	4.60%	(0.54)%	8.93%	6.99%	9.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$89,788	$93,612	$81,411	$119,919	$107,226
Ratio of operating expenses to average net assets	0.75%	0.75%	0.73%	0.69%	0.71%
Ratio of net investment income to average net assets	3.58%	3.61%	4.23%	5.38%	6.12%
Portfolio turnover rate	63%	86%	87%	85%	179%
Ratio of operating expenses to average net assets without expense waivers	0.75%	0.75%	0.73%	0.69%	0.71%

(a)	The Munder Intermediate Bond Fund Class Y Shares commenced operations on December 1, 1991.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

22

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005

1. Organization

    As of June 30 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Intermediate Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide a competitive rate of return which, over time, exceeds the rate of inflation and the return provided by money market instruments. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Fixed income securities are generally valued at an evaluated bid price, which is determined

23

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

based on an analytical pricing model, such as matrix pricing, commonly used for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized or accreted to income using

24

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $170 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Fund a fee, computed and payable daily based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $1 billion of assets, and 0.45% based on assets exceeding $1 billion. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.5000% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average

25

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

daily net assets of the Fund at the following annual rates, subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $505,150 before payment of sub-administration fees and $336,909 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1275% for administrative services.

    Comerica, Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $38,611 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance

26

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $140 to Comerica Securities and $715,477 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

27

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $116,129,949 and $110,522,035, respectively, for the year ended June 30, 2005. Cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments were $124,598,399 and $150,260,043, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,099,250 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,084,265 and net appreciation for Federal income tax purposes was $1,014,985. At June 30, 2005, aggregate cost for Federal income tax purposes was $413,672,446.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $6,153.

7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed

28

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses, premium amortization and expired capital loss carryforwards were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Loss	Capital

$2,364,142	$7,298,117	$(9,662,259)

    During the years ended June 30, 2005 and June 30, 2004, dividends of $16,082,131 and $15,222,541, respectively, were paid to shareholders from ordinary income on a tax basis.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Post-October
Ordinary	Loss/Capital	Unrealized
Income	Loss Carryover	Appreciation	Total

$206,456	$(13,206,848)	$1,014,985	$(11,985,407)

    The differences between book and tax distributable earnings are primarily due to wash sales, premium amortization adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $11,008,580 of unused capital losses of which $4,995,681, $5,157,371 and $855,528 expire in 2008, 2009 and 2013, respectively.

    Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2004 and June 30, 2005 of $2,198,268.

    Capital losses of the Fund in the amount of $9,662,259 expired during the year ended June 30, 2005.

29

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

9. Tax Information (Unaudited)

    The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2005 were as follows:

Federal Home Loan Bank	0.6%
Federal Home Loan Mortgage Corporation	8.7%
Federal National Mortgage Association	12.3%
Government National Mortgage Association	0.6%
U.S. Treasury Notes	9.9%

10. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

30

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

13. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of

31

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In particular, the Board noted that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Fund’s benchmark for the one-year period and trailed the performance of the Fund’s benchmark for each of the other periods in question and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for all of the periods in question.

32

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in May 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in

33

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

34

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

14. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
Name,		Office(1) and	Occupation(s)	Complex
Address	Positions(s) with	Length of	During Past	Overseen	Other Directorships
and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

35

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
Name,		Office(1) and	Occupation(s)	Complex
Address	Positions(s) with	Length of	During Past	Overseen	Other Directorships
and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Birmingham, MI 48009 Suite 300 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).
Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

36

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
Name,		Office(1) and	Occupation(s)	Complex
Address	Positions(s) with	Length of	During Past	Overseen	Other Directorships
and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (since 1997)
Interested Trustee
Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

37

Munder Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
Name,		Office(1) and
Address	Position(s) with	Length of Time
and Age	the Funds	Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Intermediate Bond Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Intermediate Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Intermediate Bond Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNIMDBD605

ANNUAL REPORT
June 30, 2005
Munder International
Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS

    Both the U.S. and international bond markets posted positive performance for the year ended June 30, 2005. In the U.S., the Lehman Brothers Aggregate Bond Index generated a 6.80% return. The Citigroup Non-U.S. Dollar World Government Bond Index, which measures the performance of various foreign currency-denominated government bonds, posted a 7.75% return.

    Within the Citigroup Index, Canadian dollar-denominated bonds were among the strongest performers during the year, with a return of 22.30% in U.S. dollar terms. Euro-denominated bonds averaged a double-digit but lower return of 10.39%. In contrast, Japanese government bonds performed below most other foreign government issued bonds, with a 2.47% return for the year ended June 30.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Munder International Bond Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
vi	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    As a “non-diversified” fund under the Investment Company Act of 1940, more of the Fund’s assets may be invested in fewer securities, which increases the Fund’s risk because each investment has a greater effect on performance.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by currency exposure. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 CURRENCY EXPOSURE

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER INTERNATIONAL BOND FUND

Portfolio Management Team: Sharon Fayolle and Paul LaCoursiere

    The Fund earned a return of 7.18% for the year ended June 30, 2005 relative to the 7.75% return for the Citigroup Non-U.S. Dollar World Government Bond Index and the 7.46% return for the Lipper universe of international income funds.

    International bond markets showed strong performance for the year ended June 30. The 7.75% return for the Citigroup Non-U.S. Dollar World Government Bond Index outpaced the 6.80% for the Lehman Brothers Aggregate Bond Index, which is a widely-followed benchmark for the U.S. bond market.

    The performance of the Fund relative to its Citigroup benchmark benefited from its overweight in Australia. This positive factor, however, was offset by the Fund’s underweights in both Poland and the U.K., which held back the Fund’s return.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, €15 billion and ¥2.5 trillion. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of international income funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Munder International Bond Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Bond Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

iv

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

				Citigroup Non-	Lipper
Class and	With		Without	U.S. Dollar World	International Income
Inception Date	Load		Load	Gov’t. Bond Index#	Funds Median**

CLASS A 10/17/96	$14,337	*	$14,940	$15,432	$16,216

CLASS B 6/9/97	N/A		14,202	16,056	16,262

CLASS C 6/4/98	N/A		14,136	15,665	15,198

CLASS K 3/25/97	N/A		15,255	16,309	16,537

CLASS Y 10/2/96	N/A		15,266	15,693	16,519

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Since
	One		One	Five		Years	Since		Inception
Class and	Year		Year	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load

CLASS A 10/17/96	2.47%	*	6.75%	6.57%	*	7.45%	4.23%	*	4.72%

CLASS B 6/9/97	1.15%†		6.13%	6.38%†		6.69%	N/A		4.45%

CLASS C 6/4/98	5.04%†		6.03%	N/A		6.85%	N/A		5.01%

CLASS K 3/25/97	N/A		6.75%	N/A		7.56%	N/A		5.50%

CLASS Y 10/2/96	N/A		7.18%	N/A		7.76%	N/A		4.96%

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, €15 billion, and ¥2.5 trillion. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 11/1/96, 6/1/97, 6/1/98, 4/1/97, and 10/1/96, respectively.

**	The Lipper International Income Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 11/1/96, 6/1/97, 6/1/98, 4/1/97, and 10/1/96, respectively.

v

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$941.60	$6.69	1.39%
Class B	$1,000.00	$939.00	$10.29	2.14%
Class C	$1,000.00	$939.10	$10.29	2.14%
Class K	$1,000.00	$941.60	$6.69	1.39%
Class Y	$1,000.00	$944.30	$5.50	1.14%

Hypothetical
Class A	$1,000.00	$1.017.90	$6.95	1.39%
Class B	$1,000.00	$1,014.18	$10.69	2.14%
Class C	$1,000.00	$1,014.18	$10.69	2.14%
Class K	$1,000.00	$1,017.90	$6.95	1.39%
Class Y	$1,000.00	$1,019.14	$5.71	1.14%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

[This Page Intentionally Left Blank]

viii

Munder International Bond Fund

Portfolio of Investments, June 30, 2005

Principal
Amount(a)			Value

FOREIGN BONDS AND NOTES — 91.5%
Australia — 1.2%
Government — 1.2%
AUD	750,000	Commonwealth of Australia, 6.250% due 04/15/2015	$620,793

Austria — 9.8%
Government — 9.8%
		Republic of Austria:
EUR	1,770,000	4.300% due 07/15/2014	2,347,476
	1,100,000	4.650% due 01/15/2018	1,510,847
JPY	150,000,000	4.500% due 09/28/2005	1,366,266

			5,224,589

Belgium — 3.3%
Government — 3.3%
		Kingdom of Belgium:
EUR	845,000	3.000% due 09/28/2008	1,047,132
	460,000	5.500% due 03/28/2028	714,395

			1,761,527

Canada — 4.9%
Government — 4.9%
CAD	1,300,000	Government of Canada, 5.500% due 06/01/2010	1,163,382
JPY	154,000,000	Province of Quebec, 1.600% due 05/09/2013	1,458,715

			2,622,097

Denmark — 1.2%
Government — 1.2%
DKK	3,750,000	Kingdom of Denmark, 4.000% due 08/15/2008	641,569

Finland — 1.9%
Government — 1.9%
EUR	750,000	Republic of Finland, 5.000% due 04/25/2009	995,159

See Notes to Financial Statements.

1

Munder International Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount(a)			Value

FOREIGN BONDS AND NOTES (Continued)
France — 8.2%
Government — 8.2%
		Republic of France:
EUR	1,015,000	4.000% due 10/25/2013	$1,319,568
	935,000	5.500% due 04/25/2010	1,284,319
	1,125,000	5.500% due 04/25/2029	1,762,458

			4,366,345

Germany — 9.0%
Corporate — 6.6%
JPY	189,000,000	Bayerische Landesbank, MTN, 1.400% due 04/22/2013	1,769,976
EUR	530,000	KfW Bankengruppe, MTN, 3.125% due 11/15/2006	650,712
JPY	122,000,000	Landwirtschaftliche Rentenbank, MTN, 0.650% due 09/30/2008	1,118,242
Government — 2.4%
		Federal Republic of Germany:
EUR	720,000	4.250% due 07/04/2014	953,632
	225,000	5.250% due 07/04/2010	306,818

			4,799,380

Greece — 1.2%
Government — 1.2%
EUR	500,000	Republic of Greece, 4.500% due 05/20/2014	663,514

Italy — 4.7%
Government — 4.7%
		Republic of Italy:
EUR	500,000	1.650% due 09/15/2008	630,090
	750,000	5.000% due 02/01/2012	1,023,323
JPY	95,000,000	0.650% due 03/20/2009	871,726

			2,525,139

See Notes to Financial Statements.

2

Principal
Amount(a)			Value

FOREIGN BONDS AND NOTES (Continued)
Japan — 21.6%
Government — 21.6%
JPY	175,000,000	Development Bank of Japan, Global Bond, 1.750% due 06/21/2010	$1,683,585
		Government of Japan:
	360,000,000	0.600% due 09/20/2008	3,289,169
	310,000,000	1.400% due 06/20/2011	2,934,331
	185,000,000	1.900% due 03/20/2008	1,748,644
	203,000,000	Japan Financial Corporation, 1.350% due 11/26/2013	1,894,409

			11,550,138

Netherlands — 10.7%
Corporate — 4.7%
		Bank Nederlandse Gemeenten NV, MTN:
AUD	750,000	5.000% due 02/04/2008	564,191
EUR	1,000,000	4.375% due 07/04/2013	1,322,007
	500,000	Diageo Capital BV, MTN, 3.875% due 01/06/2009	631,042
Government — 6.0%
		Kingdom of Netherlands:
EUR	520,000	2.750% due 01/15/2009	638,823
	1,645,000	5.500% due 01/15/2028	2,559,140

			5,715,203

Norway — 1.1%
Government — 1.1%
NOK	3,250,000	Kingdom of Norway, 6.500% due 05/15/2013	605,067

Singapore — 1.1%
Government — 1.1%
SGD	1,000,000	Singapore Government, 4.375% due 10/15/2005	596,940

South Africa — 1.2%
Government — 1.2%
EUR	500,000	Republic of South Africa, 5.250% due 05/16/2013	664,027

See Notes to Financial Statements.

3

Munder International Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount(a)			Value

FOREIGN BONDS AND NOTES (Continued)
Spain — 3.1%
Corporate — 3.1%
EUR	1,200,000	Banco Bilbao Vizcaya Argentaria SA, 5.750% due 09/27/2010	$1,668,267

Supranational — 1.9%
Corporate — 1.9%
EUR	750,000	European Investment Bank, 4.625% due 04/15/2020	1,023,726

Sweden — 1.8%
Government — 1.8%
SEK	6,500,000	Government of Sweden, Series 1037, 8.000% due 08/15/2007	938,637

United Kingdom — 3.6%
Corporate — 3.6%
		AIG SunAmerica Institutional Funding III Ltd., MTN:
JPY	106,000,000	0.950% due 07/15/2009	967,217
GBP	520,000	4.375% due 12/30/2008	926,399

			1,893,616

TOTAL FOREIGN BONDS AND NOTES
(Cost $45,445,896)			48,875,733

U.S. BONDS AND NOTES — 6.0%
Corporate — 6.0%
EUR	500,000	Bank Of America Corporation, 4.750% due 05/06/2019	663,215
JPY	100,000,000	General Electric Capital Corporation, 1.900% due 08/06/2009	955,412
	165,000,000	Proctor & Gamble Company, 2.000% due 06/21/2010	1,594,250

TOTAL U.S. BONDS AND NOTES
(Cost $2,941,660)			3,212,877

See Notes to Financial Statements.

4

Principal
Amount(a)			Value

REPURCHASE AGREEMENT — 1.2%
(Cost $648,000)
U.S.	648,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $648,046 on 07/01/2005, collateralized by $660,000 FHLMC, 4.500% maturing 11/15/2011 (value $664,950)	$648,000

TOTAL INVESTMENTS
(Cost $49,035,556)	98.7%	52,736,610
OTHER ASSETS AND LIABILITIES (Net)	1.3	676,636

NET ASSETS	100.0%	$53,413,246

(a)	Principal amount expressed in terms of local currency.

ABBREVIATIONS:

AUD    — Australian Dollar
CAD    — Canadian Dollar
DKK    — Danish Krone
EUR    — Euro
FHLMC  — Federal Home Loan Mortgage Corporation
GBP    — Great Britain Pound
JPY    — Japanese Yen
MTN    — Medium Term Note
NOK    — Norwegian Krone
SEK    — Swedish Krona
SGD    — Singapore Dollar
U.S.    — United States Dollar

See Notes to Financial Statements.

5

Munder International Bond Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$52,088,610
Repurchase agreement	648,000

Total Investments	52,736,610
Cash	366
Foreign currency, at value	16,631
Interest receivable	738,467
Prepaid expenses and other assets	25,775

Total Assets	53,517,849

LIABILITIES:
Trustees’ fees and expenses payable	23,451
Payable for Fund shares redeemed	15,209
Transfer agency/record keeping fees payable	11,765
Custody fees payable	11,045
Administration fees payable	5,675
Distribution and shareholder servicing fees payable — Class A, B and C Shares	2,451
Investment advisory fees payable	475
Shareholder servicing fees payable — Class K Shares	2
Accrued expenses and other payables	34,530

Total Liabilities	104,603

NET ASSETS	$53,413,246

Investments, at cost	$49,035,556

Foreign currency, at cost	$16,631

See Notes to Financial Statements.

6

NET ASSETS consist of:
Undistributed net investment income	$1,381,902
Undistributed net realized gain on investments sold	266,535
Net unrealized appreciation of investments	3,660,979
Paid-in capital	48,103,830

$53,413,246

NET ASSETS:
Class A Shares	$845,800

Class B Shares	$1,758,125

Class C Shares	$1,008,638

Class K Shares	$5,169

Class Y Shares	$49,795,514

SHARES OUTSTANDING:
Class A Shares	73,944

Class B Shares	156,565

Class C Shares	88,364

Class K Shares	452

Class Y Shares	4,324,094

CLASS A SHARES:
Net asset value and redemption price per share	$11.44

Maximum sales charge	4.00%
Maximum offering price per share	$11.92

CLASS B SHARES:
Net asset value and offering price per share*	$11.23

CLASS C SHARES:
Net asset value and offering price per share*	$11.41

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$11.44

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$11.52

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”)

See Notes to Financial Statements.

7

Munder International Bond Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest(a)	$1,559,920
Securities lending	286

Total Investment Income	1,560,206

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	14,279
Class B Shares	17,471
Class C Shares	14,372
Shareholder servicing fees:
Class K Shares	10
Investment advisory fees	293,476
Administration fees	97,331
Transfer agency/record keeping fees	62,061
Custody fees	54,111
Registration and filing fees	39,424
Legal and audit fees	39,083
Trustees’ fees and expenses	26,157
Other	37,538

Total Expenses	695,313
Fees waived by transfer agent	(206)

Net Expenses	695,107

NET INVESTMENT INCOME	865,099

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain from:
Security transactions	2,655,308
Foreign currency-related transactions	63,843
Net change in unrealized appreciation/(depreciation) of:
Securities	728,150
Foreign currency-related transactions	(38,220)

Net realized and unrealized gain on investments	3,409,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,274,180

(a)	Net of foreign withholding taxes of $16,695.

See Notes to Financial Statements.

8

Munder International Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$865,099	$728,131
Net realized gain from security and foreign currency-related transactions	2,719,151	3,373,387
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	689,930	(1,510,818)

Net increase in net assets resulting from operations	4,274,180	2,590,700
Dividends to shareholders from net investment income:
Class A Shares	(416,279)	(170,269)
Class B Shares	(88,499)	(63,445)
Class C Shares	(75,482)	(46,284)
Class K Shares	(304)	(1)
Class Y Shares	(3,033,379)	(2,079,326)
Distributions to shareholders from net realized gains:
Class A Shares	(88,063)	(36,724)
Class B Shares	(18,761)	(16,315)
Class C Shares	(17,566)	(11,902)
Class K Shares	(21)	(1)
Class Y Shares	(538,005)	(425,540)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(5,006,734)	2,481,837
Class B Shares	165,552	(157,894)
Class C Shares	(679,371)	618,911
Class K Shares	5,420	—
Class Y Shares	3,974,603	6,806,411
Short-term trading fees	4,034	—

Net increase/(decrease) in net assets	(1,538,675)	9,490,158
NET ASSETS:
Beginning of year	54,951,921	45,461,763

End of year	53,413,246	$54,951,921

Undistributed net investment income	$1,381,902	$1,914,112

See Notes to Financial Statements.

9

Munder International Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$3,325,113	$6,868,052
Issued as reinvestment of dividends and distributions	130,600	185,659
Redeemed	(8,462,447)	(4,571,874)

Net increase/(decrease)	$(5,006,734)	$2,481,837

Class B Shares:
Sold	$988,940	$466,639
Issued as reinvestment of dividends and distributions	48,070	40,417
Redeemed*	(871,458)	(664,950)

Net increase/(decrease)	$165,552	$(157,894)

Class C Shares:
Sold	$322,382	$1,071,052
Issued as reinvestment of dividends and distributions	37,669	44,326
Redeemed	(1,039,422)	(496,467)

Net increase/(decrease)	$(679,371)	$618,911

Class K Shares:
Sold	$5,095	$—
Issued as reinvestment of dividends and distributions	325	—

Net increase	$5,420	$—

Class Y Shares:
Sold	$4,183,470	$7,267,744
Issued as reinvestment of dividends and distributions	27,757	15,710
Redeemed	(236,624)	(477,043)

Net increase	$3,974,603	$6,806,411

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	283,218	589,564
Issued as reinvestment of dividends and distributions	10,884	15,841
Redeemed	(705,988)	(397,091)

Net increase/(decrease)	(411,886)	208,314

Class B Shares:
Sold	83,967	41,257
Issued as reinvestment of dividends and distributions	4,070	3,499
Redeemed*	(74,524)	(59,598)

Net increase/(decrease)	13,513	(14,842)

Class C Shares:
Sold	26,665	92,099
Issued as reinvestment of dividends and distributions	3,137	3,779
Redeemed	(86,699)	(42,449)

Net increase/(decrease)	(56,897)	53,429

Class K Shares:
Sold	423	—
Issued as reinvestment of dividends and distributions	28	—

Net increase	451	—

Class Y Shares:
Sold	346,012	624,776
Issued as reinvestment of dividends and distributions	2,295	1,335
Redeemed	(19,920)	(40,805)

Net increase	328,387	585,306

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

11

Munder International Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

Net asset value, beginning of period	$11.48	$11.50	$9.70	$8.60		$9.29

Income/(loss) from investment operations:
Net investment income	0.16	0.16	0.25	0.25		0.25
Net realized and unrealized gain/(loss) on investments	0.65	0.52	1.64	0.99		(0.94)

Total from investment operations	0.81	0.68	1.89	1.24		(0.69)

Less distributions:
Dividends from net investment income	(0.72)	(0.58)	(0.09)	(0.14)		—
Distributions from net realized gains	(0.13)	(0.12)	—	—		—
Distributions from capital	—	—	—	(0.00	)(d))	—

Total distributions	(0.85)	(0.70)	(0.09)	(0.14)		—

Short-term trading fees	0.00 (d)	—	—	—		—

Net asset value, end of period	$11.44	$11.48	$11.50	$9.70		$8.60

Total return(b)	6.75%	5.82%	19.63%	14.50%		(7.43)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$846	$5,576	$3,191	$1,308		$1,327
Ratio of operating expenses to average net assets	1.36%	1.41%	1.39%	1.14%		1.10%
Ratio of net investment income to average net assets	1.34%	1.37%	2.31%	2.83%		2.78%
Portfolio turnover rate	57%	64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers	1.36%	1.42%	1.40%	1.14%		1.10%

(a)	The Munder International Bond Fund Class A Shares and Class B Shares commenced operations on October 17, 1996 and June 9, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

12

B Shares

Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

$11.26	$11.30	$9.53	$8.48		$9.23

0.06	0.07	0.16	0.18		0.18
0.66	0.50	1.63	0.98		(0.93)

0.72	0.57	1.79	1.16		(0.75)

(0.62)	(0.49)	(0.02)	(0.11)		—
(0.13)	(0.12)	—	—		—
—	—	—	(0.00	)(d)	—

(0.75)	(0.61)	(0.02)	(0.11)		—

0.00 (d)	—	—	—		—

$11.23	$11.26	$11.30	$9.53		$8.48

6.13%	4.91%	18.75%	13.78%		(8.13)%

$1,758	$1,611	$1,784	$258		$132
2.11%	2.16%	2.14%	1.89%		1.85%
0.55%	0.62%	1.56%	2.08%		2.03%
57%	64%	87%	25%		87%
2.11%	2.17%	2.15%	1.89%		1.85%

See Notes to Financial Statements.

13

Munder International Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

Net asset value, beginning of period	$11.44	$11.46	$9.67	$8.61		$9.29

Income/(loss) from investment operations:
Net investment income	0.07	0.07	0.17	0.19		0.18
Net realized and unrealized gain/(loss) on investments	0.65	0.52	1.64	0.98		(0.86)

Total from investment operations	0.72	0.59	1.81	1.17		(0.68)

Less distributions:
Dividends from net investment income	(0.62)	(0.49)	(0.02)	(0.11)		—
Distributions from net realized gains	(0.13)	(0.12)	—	—		—
Distributions from capital	—	—	—	(0.00	)(d)	—

Total distributions	(0.75)	(0.61)	(0.02)	(0.11)		—

Short-term trading fees	0.00 (d)	—	—	—		—

Net asset value, end of period	$11.41	$11.44	$11.46	$9.67		$8.61

Total return(b)	6.03%	5.02%	18.68%	13.69%		(7.32)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,009	$1,662	$1,053	$237		$37
Ratio of operating expenses to average net assets	2.11%	2.16%	2.14%	1.89%		1.85%
Ratio of net investment income to average net assets	0.57%	0.62%	1.56%	2.08%		2.03%
Portfolio turnover rate	57%	64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers	2.11%	2.17%	2.15%	1.89%		1.85%

(a)	The Munder International Bond Fund Class C Shares and Class K Shares commenced operations on June 4, 1998 and March 25, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

(e)	Net assets at end of period were less than $1,000.

See Notes to Financial Statements.

14

K Shares

Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

$11.48	$11.42	$9.72	$8.61		$9.29

0.15	0.18	0.25	0.26		0.25
0.66	0.58	1.54	0.99		(0.93)

0.81	0.76	1.79	1.25		(0.68)

(0.72)	(0.58)	(0.09)	(0.14)		—
(0.13)	(0.12)	—	—		—
—	—	—	(0.00	)(d)	—

(0.85)	(0.70)	(0.09)	(0.14)		—

0.00 (d)	—	—	—		—

$11.44	$11.48	$11.42	$9.72		$8.61

6.75%	6.72%	18.55%	14.60%		(7.32)%

$5	$0 (e)	$0 (e)	$7		$95
1.36%	1.41%	1.39%	1.14%		1.10%
1.36%	1.37%	2.31%	2.83%		2.78%
57%	64%	87%	25%		87%
1.36%	1.42%	1.40%	1.14%		1.10%

See Notes to Financial Statements.

15

Munder International Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

Net asset value, beginning of period	$11.54	$11.56	$9.76	$8.66		$9.33

Income/(loss) from investment operations:
Net investment income	0.19	0.19	0.27	0.28		0.27
Net realized and unrealized gain/(loss) on investments	0.67	0.52	1.65	1.00		(0.94)

Total from investment operations	0.86	0.71	1.92	1.28		(0.67)

Less distributions:
Dividends from net investment income	(0.75)	(0.61)	(0.12)	(0.18)		—
Distributions from net realized gains	(0.13)	(0.12)	—	—		—
Distributions from capital	—	—	—	(0.00	)(d)	—

Total distributions	(0.88)	(0.73)	(0.12)	(0.18)		—

Short-term trading fees	0.00 (d)	—	—	—		—

Net asset value, end of period	$11.52	$11.54	$11.56	$9.76		$8.66

Total return(b)	7.18%	6.06%	19.80%	14.98%		(7.18)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$49,796	$46,103	$39,434	$35,057		$31,083
Ratio of operating expenses to average net assets	1.11%	1.16%	1.14%	0.89%		0.85%
Ratio of net investment income to average net assets	1.55%	1.62%	2.56%	3.08%		3.03%
Portfolio turnover rate	57%	64%	87%	25%		87%
Ratio of operating expenses to average net assets without expense waivers	1.11%	1.17%	1.15%	0.89%		0.85%

(a)	The Munder International Bond Fund Class Y Shares commenced operations on October 2, 1996.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

16

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder International Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a non-diversified management investment company under the 1940 Act. The Fund’s goal is to realize a competitive total return through a combination of current income and capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Fixed income securities are generally valued at an evaluated bid price, which is determined

17

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

based on an analytical pricing model such as matrix pricing commonly used for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to

18

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/ (depreciation) on foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

19

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $206 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in-capital. These fees (if any) are shown in the accompanying Statement of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

20

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.50% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $97,331 before payment of sub-administration fees and $60,813 after payment of sub-administration fees for its administrative services to the Fund. During the period ended June 30, 2005, the Fund paid an annual effective rate of 0.1657% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $4,869 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus

21

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

22

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid no fees to Comerica Securities or to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $32,233,891 and $34,403,552, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,092,932 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $391,878 and net appreciation for Federal income tax purposes was $3,701,054. At June 30, 2005, aggregate cost for Federal income tax purposes was $49,035,556.

6. Geographic Concentration

    The Fund primarily invests in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include fluctuation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $858.

23

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$2,216,634	$(2,216,634)

    The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2005 and June 30, 2004 were as follows:

	Ordinary Income	Long-term Capital Gains	Total

June 30, 2005	$3,681,882	$594,477	$4,276,359
June 30, 2004	2,359,325	490,482	2,849,807

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Undistributed	Long Term	Unrealized
Ordinary Income	Capital Gains	Appreciation	Total

$1,667,574	$—	$3,660,979	$5,328,553

    The differences between book and tax distributable earnings are primarily due to deferred trustees’ fees.

24

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

10. Tax Information (Unaudited)

    For the year ended June 30, 2005, the amount of long-term capital gain distributions designated by the Fund was $594,477.

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and

25

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

26

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s (1) gross returns for Class Y shares slightly trailed the performance of the Fund’s benchmark for the one-year period and exceeded the performance of the Fund’s benchmark index for the three- and five-year periods and (2) total return for Class Y shares equaled the median performance of the Fund’s Lipper peer group for the one-year period and exceeded the performance of the Fund’s Lipper peer group for the three- and five-year periods.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

27

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board

28

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

15. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

29

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

30

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers). (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

31

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

32

Munder International Bond Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

33

[This Page Intentionally Left Blank]

34

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Bond Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Bond Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

35

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINTLBD605

ANNUAL REPORT
June 30, 2005
Munder International
Equity Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the U.S. and international stock markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which measures the performance of developed countries other than the U.S. and Canada, generated 13.65% return. The broader MSCI All Country World Index ex-U.S. earned an even stronger 16.95% return.

    In the U.S. stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. Outside the U.S., performance was also generally positive, with emerging markets countries performing best, as evidenced by the 34.89% return for the MSCI Emerging Markets Index. The European region also had strong performance for the year, with the MSCI Europe Index posting a 16.9% return, and all of its represented countries other than Portugal earning double-digit returns. In contrast, the MSCI Far East Index posted a significantly weaker 1.0% return, in large part because of a negative return for the Japanese market.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    The Munder International Equity Fund experienced a change in investment strategy during the quarter ended June 30, 2005, moving to a more traditional strategy from one that combined an economic modeling process with a focus on broad diversification. On the following pages, you will find information and commentary on the relative and absolute performance of the Munder International Equity Fund, including a discussion of the change in investment strategy. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Shareholder Fee Example
vi	Hypothetical and Total Returns
1	Portfolio of Investments
18	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Statements of Changes in Net Assets — Capital Stock Activity
24	Financial Highlights
29	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Investors should note that investments in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by country. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 COUNTRY ALLOCATION*

*	Country classification is based on the country in which the issuer’s headquarters is located. In the case of investments in investment companies, including exchange-traded funds, country classification is based on the country exposure represented by the investment company.

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

MUNDER INTERNATIONAL EQUITY FUND

Portfolio Management Team: Brian Kozeliski and Armando Lacayo

    The Fund generated a return of 12.09% for the year ended June 30, 2005, relative to the 13.65% return for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, the 16.95% return for the MSCI All Country World Index (ACWI) ex-U.S. and the 11.03% median return for the Lipper universe of international large-cap core funds.

ii

    During the second quarter of 2005, Munder Capital Management implemented a new investment strategy for the Fund, which seeks to identify, through quantitative analysis, a portfolio of foreign stocks that have favorable risk-adjusted return characteristics. Previously, the Fund had been managed utilizing a less traditional approach to investment that combined an economic modeling process with a focus on broad diversification. By June 30, the Fund’s transition to the new approach had largely been completed.

    The Fund’s attributes that have remained unchanged include a focus on broad country and sector diversification, emphasis on low turnover and transaction costs, and the consideration of American and Global Depositary Receipts (ADRs and GDRs) versus ordinary shares in an effort to increase trading efficiency and lower costs. Changes in the Fund’s focus include a greater emphasis on developed markets, a reduced weighting of small-cap stocks, and a significant reduction in the number of holdings from close to 950 stocks to 383 stocks as of June 30, with further reductions expected to reach a target of approximately 200 stocks.

    In connection with the shift in investment strategy for the Fund, the Fund’s benchmark was changed from the MSCI ACWI ex-U.S. to the MSCI EAFE Index. The Fund was benchmarked against the MSCI ACWI ex-U.S. for a nine-month period ending on March 31, 2005. During those nine months, the Fund benefited from strength in international investments, earning a return of 13.43%. Over the same period, the MSCI ACWI ex-U.S. had a 16.96% return. The Fund’s lag in relative performance was mostly attributable to its large-cap bias during a period in which small-cap and mid-cap stocks had stronger returns than large-cap stocks. Although individual stock selection tended to have a minimal impact on the Fund due to the large number of holdings and small positions, stock selection did have a slightly negative impact on performance for the period.

    For the quarter ended June 30, during which the Fund transitioned to its new benchmark, the Fund, hurt by the performance of international stocks in general, posted a return of -1.18%, which was slightly lower than the -1.01% return for the MSCI EAFE Index. During the quarter, the Fund’s overweighted position in the energy sector and Hong Kong, and an underweight in Belgium and France, made a positive contribution to relative returns. MEDICEO Holdings Co., Ltd. (1.0% of the Fund) and GKN plc (1.0% of the Fund) were among the strong performers for the quarter. MEDICEO is a Japanese pharmaceutical company, while GKN plc is a British auto parts company. In contrast to these positive influences, the Fund’s exposure to the materials sector held back returns, largely because of the decline in steel prices.

    Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada. Returns provided for the MSCI EAFE Index are net of foreign withholding taxes applicable to U.S. investors. The MSCI All Country World Index (ACWI) ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The MSCI Emerging Markets Index, MSCI Europe Index and MSCI Far East Index are free float-adjusted market capitalization indexes designed to measure equity market performance in global emerging markets, Europe, and the Far East, respectively. The S&P 500® Index is a widely recognized index that measures the performance of the large-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

    The Lipper universe of international large-cap core funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

iv

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$979.80	$8.05	1.64%
Class B	$1,000.00	$976.30	$11.71	2.39%
Class C	$1,000.00	$975.80	$11.71	2.39%
Class K	$1,000.00	$979.10	$8.05	1.64%
Class Y	$1,000.00	$980.70	$6.83	1.39%

Hypothetical
Class A	$1,000.00	$1,016.66	$8.20	1.64%
Class B	$1,000.00	$1,012.94	$11.93	2.39%
Class C	$1,000.00	$1,012.94	$11.93	2.39%
Class K	$1,000.00	$1,016.66	$8.20	1.64%
Class Y	$1,000.00	$1,017.90	$6.95	1.39%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

v

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder International Equity Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder International Equity Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

				MSCI All		Lipper
Class and	With		Without	Country World	MSCI EAFE	International Large-
Inception Date	Load		Load	Index ex-U.S.#	Index#	Cap Core Funds Median**

CLASS A 11/30/92	$15,989	*	$16,918	$17,597	$16,636	$16,386
CLASS B 3/9/94	N/A		15,926	17,597	16,636	16,386
CLASS C 9/29/95	N/A		14,933	16,960	15,970	15,491
CLASS K 11/23/92	N/A		16,904	17,597	16,636	16,386
CLASS Y 12/1/91	N/A		17,347	17,597	16,636	16,386

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Ten		Ten	Since		Since
Class and	Year		Year	Years		Years	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A 11/30/92	5.74%	*	11.93%	(3.54)%	*	(2.44)%	4.80%	*	5.40%	5.92%	*	6.39%

CLASS B 3/9/94	6.03%	†	11.03%	(3.50)%	†	(3.15)%	N/A		4.76%	N/A		4.27%

CLASS C 9/29/95	10.08%	†	11.08%	N/A		(3.16)%	N/A		N/A	N/A		4.20%

CLASS K 11/23/92	N/A		11.85%	N/A		(2.42)%	N/A		5.39%	N/A		6.50%

CLASS Y 12/1/91	N/A		12.09%	N/A		(2.17)%	N/A		5.66%	N/A		6.61%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Morgan Stanley Capital International (MSCI) All Country World Index ex-U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed equity market performance, excluding the U.S. and Canada, net of foreign withholding taxes applicable to U.S. investors. The Fund has changed its primary index from the MSCI All Country World Index ex-U.S. to the MSCI EAFE Index, which more closely reflects the investment strategies of the Fund.

vii

Index comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 10/1/95, 7/1/95, and 7/1/95, respectively.

**	The Lipper International Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 10/1/95, 7/1/95, and 7/1/95, respectively.

viii

Munder International Equity Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 93.2%
Argentina — 0.0%
1,100	Alpargatas S.A.I.C., ADR†, (b)	$0

Australia — 2.8%
2,800	Alumina Ltd., ADR(a)	47,628
1,750	Amcor Ltd., ADR(a)	35,875
3,550	Australia & New Zealand Banking Group Ltd., ADR	293,585
57,500	Caltex Australia Limited	693,047
3,400	Coca-Cola Amatil Ltd., ADR(a)	41,055
1,200	Coles Myer Ltd., ADR(a)	67,848
18,400	CSL Limited	469,908
19,300	Foster’s Group Limited, ADR	78,551
2,500	ION Limited, ADR(b)	0
3,000	National Australia Bank Ltd., ADR(a)	351,090
3,200	Newcrest Mining Ltd., ADR	42,320
970	Rio Tinto Ltd., ADR(a)	132,556
65,000	Santos Ltd.	558,893
9,300	Santos Ltd., ADR	319,827
300	Sons of Gwalia, ADR†, (a), (b)	0
2,500	St. George Bank Ltd., ADR	99,854
300	TABCORP Holdings Ltd., ADR(a)	37,503
11,900	Telstra Corporation Ltd., ADR(a)	230,265
3,400	Westpac Banking Corp., ADR	258,162
6,400	Woodside Petroleum Ltd., ADR(a)	142,080

		3,900,047

Austria — 0.6%
4,900	Bank Austria Creditanstalt AG	509,695
4,700	Erste Bank der oesterreichischen Sparkassen AG, ADR(a)	117,500
1,100	OMV AG, ADR	92,840
2,400	Telekom Austria AG, ADR	93,240

		813,275

Belgium — 0.3%
700	Delhaize Le Lion SA, ADR(a)	41,650
12,550	Fortis, ADR(a)	347,321

		388,971

Bermuda — 0.1%
5,550	Accenture Ltd., Class A†	125,819

See Notes to Financial Statements.

1

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Brazil — 1.1%
2,500	All America Latina Logistica, PRF	$12,503
3,200	Companhia de Bebidas das Americas, ADR, PRF(a)	98,880
640	Companhia de Bebidas das Americas CM, ADR(a)	16,294
7,250	Companhia Vale do Rio Doce, ADR	212,280
12,000	Companhia Vale do Rio Doce, ADR, PRF, Class A(a)	304,800
11,600	Petroleo Brasileiro SA — Petrobras, ADR, Class A(a)	604,708
100,000	Sadia SA, PRF	192,838
200	Telecomunicacoes Brasileiras SA, ADR(a)	6,100

		1,448,403

China — 0.5%
486,000	Bio-Treat Technology Ltd.	185,318
1,300	China Petroleum & Chemical Corporation (Sinopec), ADR(a)	50,726
268,000	People’s Food Holdings Ltd.	137,614
1,400	PetroChina Co Ltd., ADR(a)	102,830
750,000	Tianjin Capital Environmental Protection Company Ltd.	255,290

		731,778

Denmark — 0.2%
6,500	Danske Bank AS, ADR	195,000
4,200	TDC AS, ADR	89,922

		284,922

Finland — 2.2%
78,050	Elisa Corporation Oyj, Series A	1,218,874
49,600	Fortum Oyj	795,188
5,500	Nokia Corporation, ADR	91,520
16,500	Rautaruukki Oyj	246,336
30,000	Sampo Oyj, A Shares	467,360
6,400	Stora Enso Oyj, ADR	81,344
5,100	UPM-Kymmene Oyj, ADR(a)	97,767

		2,998,389

France — 8.0%
4,000	Accor SA, ADR(a)	93,200
5,308	Air Liquide, ADR(a)	181,799
15,670	AXA	389,607
36,800	AXA, ADR(a)	916,688
17,100	BNP Paribas, ADR(a)	586,530

See Notes to Financial Statements.

2

Shares		Value

France (Continued)
5,954	BNP Paribas SA	$406,968
14,000	Casino Guichard-Perrachon SA	980,379
23,800	France Telecom, ADR(a)	693,532
6,566	Lafarge SA, ADR(a)	149,639
1,100	Lagardere S.C.A., ADR(a)	81,568
4,400	Neopost SA	387,017
2,762	Pernod-Ricard, ADR(a)	110,066
2,375	Peugeot SA, ADR	140,659
13,000	Publicis Groupe	382,388
8,750	Publicis Groupe, ADR(a)	255,938
4,650	Sanofi-Aventis	380,595
30,991	Sanofi-Aventis, ADR(a)	1,270,321
21,500	Societe Generale, ADR	436,987
1,200	Sodexho Alliance SA, ADR	37,128
9,700	Suez SA, ADR(a)	263,161
2,640	Thomson, ADR(a)	63,228
12,605	Total SA, ADR(a)	1,472,894
3,743	Total SA, Class B	876,326
1,200	Veolia Environment, ADR	44,880
10,300	Vivendi Universal SA, ADR	322,699

		10,924,197

Germany — 8.0%
2,450	Adidas-Salomon AG	408,608
2,469	Allianz AG	282,549
27,700	Allianz AG, ADR(a)	317,165
1,050	ALTANA AG, ADR	60,239
3,000	AMB Generali Holding AG	236,095
2,100	AXA Konzern AG	148,844
5,300	BASF AG, ADR	349,800
7,000	Bayer AG, ADR	232,960
5,260	Bayerische Hypo- und Vereinsbank AG, ADR†, (a)	135,971
1,100	Continental AG, ADR	79,173
5,200	Deutsche Bank AG(a), (d)	405,080
5,000	Deutsche Bank AG(d)	389,755
74,400	Deutsche Lufthansa AG, ADR(a)	907,680
20,213	Deutsche Telekom AG	373,457
40,500	Deutsche Telekom AG, ADR(a)	746,010

See Notes to Financial Statements.

3

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Germany (Continued)
5,158	E.ON AG	$457,814
28,650	E.ON AG, ADR(a)	848,326
1,603	Fresenius Medical Care AG, ADR(a)	45,605
500	Henkel KGaA, ADR, PRF	44,783
700	Henkel KGaA, ADR	58,842
990	Hypo Real Estate Holding AG, ADR	37,917
13,600	Muenchener Rueckversicherungs-Gesellschaft AG	1,448,059
1,900	Rheinmetall AG	95,516
6,550	RWE AG	420,879
5,100	RWE AG, ADR	328,950
1,500	Schering AG, ADR(a)	92,535
6,650	Siemens AG, ADR(a)	483,122
800	Software AG	33,012
50,700	TUI AG	1,250,953
15,500	Volkswagen AG, ADR(a)	141,825

		10,861,524

Greece — 0.6%
10,920	Alpha Bank A.E., ADR(a)	76,440
2,300	Coca Cola Hellenic Bottling Company SA, ADR(a)	62,675
7,600	Hellenic Telecommunication Organization SA, ADR†	73,340
15,500	National Bank of Greece SA	528,582
15,966	National Bank of Greece SA, ADR	109,367

		850,404

Hong Kong — 2.6%
4,228,000	Asia Standard International Group Ltd.	186,694
14,348	Bank of East Asia, ADR	42,327
6,500	Cathay Pacific Airways, ADR	59,313
622,500	Chaoda Modern Agriculture (Holdings) Ltd.	246,001
38,000	China Mobile (Hong Kong) Ltd., ADR(a)	706,420
2,000,000	China Overseas Land & Investment Limited	370,721
111,111	China State Construction International Holdings Limited†, (b)	18,156
12,100	China Unicom Ltd., ADR(a)	101,398
4,200	Citic Pacific Ltd., ADR	61,460
23,200	CLP Holdings Ltd., ADR	132,820
4,000	Cnooc Ltd., ADR(a)	237,280
6,400	Hang Lung Properties Ltd., ADR(a)	47,360

See Notes to Financial Statements.

4

Shares		Value

Hong Kong (Continued)
18,500	Hang Seng Bank Ltd., ADR	$252,273
5,400	Henderson Investment Ltd., ADR	37,166
17,500	Henderson Land Development Company Ltd., ADR	85,750
20,600	Hong Kong Electric Holdings Ltd., ADR(a)	95,069
690,000	i-CABLE Communications, Ltd.	228,427
29,200	i-CABLE Communications, Ltd., ADR(a)	197,100
108,000	Li & Fung Ltd.	223,434
310,000	Midland Realty (Holdings) Ltd.	172,487
9,000	Swire Pacific Ltd., ADR, Class A	78,975
5,800	Swire Pacific Ltd., ADR, Class B	47,007

		3,627,638

Indonesia — 0.0%
7,150	Toba Pulp Lestari Tbk PT, ADR†, (b)	0

Ireland — 1.7%
18,850	Allied Irish Banks PLC	402,974
7,500	Allied Irish Banks PLC, ADR(a)	322,125
33,340	Anglo Irish Bank Corporation PLC	412,267
600	Anglo Irish Bank Corporation PLC, ADR(a)	74,455
1,900	Bank of Ireland, ADR(a)	124,260
5,100	CRH, ADR	132,447
170,000	eircom Group PLC	378,407
145,000	Independent News & Media PLC	445,533

		2,292,468

Italy — 4.3%
52,500	Banca Intesa SpA	239,432
53,100	Benetton Group SpA, ADR(a)	973,854
22,900	Enel SpA, ADR(a)	994,089
28,411	ENI SpA	729,234
7,700	ENI SpA, ADR(a)	987,140
7,715	Fiat SpA, ADR†, (a)	55,548
98,000	IFIL — Investments SpA	410,506
800,000	Pirelli & Co. SpA	830,814
6,986	Sanpaolo-IMI SpA, ADR(a)	191,277
9,993	Telecom Italia SpA, ADR(a)	312,881
5,611	Telecom Italia SpA, ADR, SAV	144,539

		5,869,314

See Notes to Financial Statements.

5

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Japan — 17.5%
7,600	All Nippon Airways Company Ltd., ADR(a)	$46,360
50,000	Asahi Glass Co., Ltd.	523,842
12,800	Canon, Inc.	670,455
8,600	Canon, Inc., ADR	452,618
20,000	Credit Saison Co., Ltd.	662,744
1,250	Denso Corporation, ADR	113,934
42,500	EDION Corporation	552,459
2,850	Eisai Company Ltd., ADR	95,974
5,000	Fuji Photo Film Company Ltd., ADR	162,950
13,900	Hitachi Ltd., ADR	842,618
7,000	Honda Motor Co., Ltd.	344,345
18,100	Honda Motor Co., Ltd., ADR(a)	445,441
3,940	Japan Airlines System Corporation, ADR	53,157
600	Kao Corporation, ADR(a)	141,525
9,500	Kirin Brewery Company Ltd., ADR(a)	92,245
5,700	Kobe Steel Ltd., ADR	53,723
2,450	Komatsu Ltd., ADR	76,073
2,200	Kubota Corporation, ADR	60,280
1,500	Kyocera Corporation, ADR(a)	115,050
1,400	Marui Company Ltd., ADR	37,590
23,700	Matsushita Electric Industrial Company Ltd., ADR	359,766
105,700	MEDICEO Holdings Co., Ltd	1,407,601
3,400	Millea Holdings, Inc., ADR(a)	228,854
36,000	Mitsubishi Corporation	486,971
15,300	Mitsubishi Corporation, ADR	417,690
62,495	Mitsubishi Tokyo Finance Group, Inc., ADR(a)	529,958
600	Mitsui & Company Ltd., ADR(a)	114,570
11,400	Mitsui Sumitomo Insurance Company Ltd., ADR	1,027,759
113,300	NEC Corporation, ADR	611,820
37,000	Nichirei Corporation	143,544
4,800	Nikko Cordial Corporation	210,000
10,900	Nintendo Company Ltd., ADR	142,790
77,500	Nippon Mining Holdings, Inc.	438,064
68,000	Nippon Oil Corporation	460,467
30,300	Nippon Telegraph & Telephone Corporation, ADR	650,541
4,600	Nippon Yusen Kabushiki Kaisha, ADR	264,611
31,000	Nissan Motor Co. Ltd.	305,173
21,850	Nissan Motor Co. Ltd., ADR(a)	434,378
39,000	Nissay Dowa General Insurance Company, Limited	201,046

See Notes to Financial Statements.

6

Shares		Value

Japan (Continued)
19,000	Nomura Holdings, Inc., ADR	$227,050
400	NTT DoCoMo, Inc.	588,017
48,450	NTT DoCoMo, Inc., ADR	717,545
800	OJI Paper Company Ltd., ADR(a)	41,801
2,600	Olympus Corporation, ADR	50,115
2,400	OMRON Corporation, ADR	52,620
1,280	Orix Corporation, ADR(a)	96,333
14,500	Point, Inc.	566,086
1,200	Ricoh Company Ltd., ADR(a)	93,836
3,600	Sanyo Electric Corporation, ADR(a)	46,836
5,140	Sega Sammy Holdings Inc., ADR	79,927
28,000	Sekisui Chemical Co., Ltd.	192,057
6,800	Sekisui House Ltd., ADR	69,020
6,600	Shinsei Bank Limited, ADR(a)	71,280
4,100	Shiseido Ltd., ADR	51,660
8,900	Sony Corporation, ADR	306,516
11,600	Sumitomo Corporation, ADR	93,380
22,000	Sumitomo Forestry Co., Ltd.	212,379
4,600	Sumitomo Metal Industries, ADR	78,874
200,000	Sumitomo Osaka Cement Co., Ltd.	529,037
52,200	SUZUKEN Co., Ltd.	1,314,346
10,200	Takeda Chemical Industries Ltd.	504,308
1,000	TDK Corporation, ADR(a)	69,450
35,000	TonenGeneral Sekiyu K.K	378,326
1,100	Toray Industries, Inc., ADR	52,215
81,000	Toshiba Corporation	320,976
30,000	Toshiba TEC Corporation	132,489
17,470	Toyota Motor Corporation, ADR(a)	1,248,930
111,000	UNY Co., Ltd.	1,256,141
24	Vodafone Holdings K.K	50,616
48	West Japan Railway Company	164,676
18,400	Yamaha Corporation, ADR	287,266

		23,923,094

Luxembourg — 0.6%
14,850	Millicom International Cellular SA†, (a)	272,349
34,000	SES Global	503,241

		775,590

See Notes to Financial Statements.

7

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Mexico — 0.0%
2,900	Altos Hornos de Mexico SA de CV, ADR†, (b)	$0

Netherlands — 4.2%
16,428	ABN AMRO Holding, ADR(a)	402,979
117,850	AEGON Insurance, NYR	1,516,729
2,800	Akzo Nobel, ADR	110,012
21	Buhrmann N.V., ADR	206
3,700	DSM, ADR	63,085
2,400	Heineken N.V., ADR	74,340
177	Indigo N.V.†, (b)	0
21,279	ING Groep N.V., ADR(a)	596,876
375	KLM Royal Dutch Airlines N.V., NYR(a)	6,432
11,747	Koninklijke Ahold, ADR†, (a)	96,090
1,372	Koninklijke Philips Electronics N.V., NYR(a)	34,561
15,000	Nutreco Holding NV	598,054
3,600	Reed Elsevier N.V., ADR(a)	100,404
20,100	Royal Dutch Petroleum Company, NYR	1,304,490
23,219	Royal KPN N.V., ADR(a)	194,111
4,683	TNT NV, ADR(a)	118,714
5,500	Unilever N.V., ADR	356,565
2,476	VNU — Verenigde Nederlandse Uitgeversbedrijven Verengd Bezit, ADR	69,019
4,000	Vodafone Libertel N.V., ADR†	53,233
2,900	Wolters Kluwer, ADR(a)	55,463

		5,751,363

New Zealand — 0.0% #
1,900	Telecommunications of New Zealand Ltd., ADR	63,821

Norway — 1.0%
2,550	Norsk Hydro ASA, ADR(a)	231,336
1,700	Orkla ASA, ADR	62,666
21,100	Statoil ASA, ADR(a)	428,330
45,438	Telenor ASA	360,430
10,200	Telenor ASA, ADR(a)	244,800

		1,327,562

See Notes to Financial Statements.

8

Shares		Value

Papua New Guinea — 0.2%
344,000	Lihir Gold Ltd.†	$319,669
500	Lihir Gold Ltd., ADR†, (a)	9,280

		328,949

Portugal — 0.3%
3,500	Electricidade de Portugal SA, ADR(a)	87,780
12,060	Portugal Telecom SA, ADR(a)	115,294
120,800	Sonae, SGPS, SA	166,368

		369,442

Singapore — 0.9%
3,553	DBS Group Holdings Ltd., ADR(a)	120,269
389,536	SembCorp Industries Limited	615,204
16,007	Singapore Telecommunications Limited, ADR	264,115
420,000	Sinomem Technology Ltd.	161,564
7,500	United Overseas Bank Ltd., ADR(a)	127,875

		1,289,027

South Korea — 1.7%
14,666	Entergisul Co. Ltd.	308,375
10,600	GS Holdings Corporation	249,346
21,000	Handsome Co., Ltd.	198,801
4,600	Kookmin Bank	209,567
12,400	Korea Electric Power Corporation, ADR(a)	194,308
9,800	KT Corporation	397,193
1,531	Samsung Electronics Company Ltd.	726,078

		2,283,668

Spain — 1.8%
60,360	Banco Santander Central Hispano SA, ADR(a)	698,969
10,200	Endesa SA, ADR(a)	233,784
11,750	Repsol YPF, SA, ADR	295,278
3,000	Telefonica Moviles SA, ADR	31,830
21,602	Telefonica SA	352,624
16,553	Telefonica SA, ADR(a)	809,424

		2,421,909

Sweden — 3.3%
88,098	Atlas Copco AB, ADR, Class A	1,391,948
1,200	Electrolux AB, ADR, Class B(a)	51,150

See Notes to Financial Statements.

9

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Sweden (Continued)
5,000	ForeningsSparbanken AB, ADR	$109,810
12,000	Hennes & Mauritz AB, Series B	421,788
39,700	Nordea Bank AB	360,176
2,550	Sandvik AB, ADR(a)	94,988
43,000	SSAB Svenskt Stal AB, Series A	989,457
1,500	Svenska Cellulosa AB, ADR(a)	48,150
1,000	Tele2 AB, Class B	9,377
24,900	Volvo AB, ADR	1,009,869

		4,486,713

Switzerland — 6.8%
20,000	ABB Ltd., ADR†, (a)	129,400
550	Alcon, Inc.(a)	60,143
1,100	Ciba Specialty Chemicals Holding, Inc., ADR	32,175
38,550	Credit Suisse Group, ADR(a)	1,508,847
1,705	Nestle SA	435,325
15,600	Nestle SA, ADR(a)	996,060
7,361	Novartis AG	349,298
26,832	Novartis AG, ADR	1,272,910
3,281	Roche Holding Ltd.	413,378
13,600	Roche Holding Ltd., ADR(a)	859,874
3,100	Swiss Reinsurance, ADR(a)	190,883
6,400	Swisscom AG, ADR(a)	208,768
5,394	Syngenta AG, ADR†	109,984
10,890	UBS AG(d)	847,786
6,029	UBS AG(d)	468,758
22,300	Xstrata PLC	428,740
56,800	Zurich Financial Services AG, ADR†	958,500

		9,270,829

Thailand — 1.0%
28,400	Advanced Info Service PCL, ADR(a)	69,580
1,090,000	Amata Corporation Public Company Ltd.	305,854
5,000	Sahaviriya Steel Industrics Public Company Ltd., ADR	4,647
520,000	Siam City Bank Public Company Ltd.	329,326
23,500	Siam Commercial Bank Public Company Ltd.	26,717
202,000	Siam Makro	300,508
375,000	Siam Panich Leasing Public Compant Ltd.	303,882

		1,340,514

See Notes to Financial Statements.

10

Shares		Value

United Kingdom — 20.9%
2,625	Allied Domecq PLC, ADR	$127,234
16,500	Amvescap PLC, ADR(a)	198,165
16,250	Anglo American PLC, ADR	381,875
16,800	Asia Energy PLC†	146,450
22,400	AstraZeneca PLC, ADR	924,224
53,100	Aviva PLC	589,876
10,200	BAA PLC, ADR(a)	115,515
7,300	BAE Systems PLC, ADR	149,833
15,600	Barclays PLC, ADR(a)	623,064
6,792	BG Group PLC, ADR(a)	282,547
22,000	BHP Billiton PLC	282,345
11,886	BHP Billiton PLC, ADR	306,659
2,400	BOC Group PLC, ADR(a)	87,192
95,376	BP PLC	992,369
44,800	BP PLC, ADR(a)	2,794,624
845,000	Brit Insurance Holdings PLC	1,336,034
9,800	British Airways PLC, ADR†, (a)	458,640
19,200	British American Tobacco PLC	371,081
10,391	British American Tobacco PLC, ADR(a)	403,379
5,000	British Land Company PLC, ADR	81,250
8,200	BT Group PLC, ADR(a)	341,120
22,500	Burren Energy PLC	269,110
7,668	Cable & Wireless PLC, ADR(a)	61,114
3,670	Centrica PLC, ADR(a)	155,608
12,646	Cobham PLC†	320,697
20,800	Compass Group PLC, ADR(a)	90,480
7,283	Diageo PLC, ADR	431,882
6,190	Dixons Group PLC, ADR(a)	52,258
1,300	Gallaher Group PLC, ADR	77,090
285,900	GKN PLC, ADR(a)	1,350,878
24,618	GlaxoSmithKline PLC	594,323
28,336	GlaxoSmithKline PLC, ADR(a)	1,374,579
9,700	GUS PLC, ADR	152,775
1,125	Hanson PLC, ADR	53,685
12,500	HBOS PLC, ADR(a)	595,625
7,600	Hilton Group PLC, ADR	79,040
35,600	HSBC Holdings PLC, ADR(a)	2,835,540
2,900	Imperial Chemical Industries PLC, ADR	52,896

See Notes to Financial Statements.

11

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
United Kingdom (Continued)
3,525	Imperial Tobacco Group PLC, ADR(a)	$191,795
4,443	InterContinental Hotels Group PLC, ADR	56,204
4,025	J Sainsbury plc, ADR(a)	83,720
11,182	Kingfisher PLC, ADR(a)	100,079
12,500	Legal & General Group PLC, ADR	125,625
3,100	Liberty International PLC, ADR	53,815
13,400	Lloyds TSB Group PLC, ADR(a)	456,270
2,980	Marks & Spencer Group PLC, ADR	116,071
5,970	National Grid Group PLC, ADR(a)	291,157
4,200	Novar PLC, ADR	14,002
7,700	Pearson PLC, ADR(a)	91,476
3,600	Peninsular & Oriental Steam Navigation Co. (The), ADR(a)	41,130
102,600	Premier Foods PLC	610,579
3,000	Reed Elsevier PLC, ADR(a)	116,160
3,500	Rentokil Initial PLC, ADR(a)	50,400
1,853	Reuters Group PLC, ADR	78,556
9,500	Rexam PLC, ADR	410,165
2,600	Rio Tinto PLC, ADR	316,992
3,300	Rolls-Royce PLC, ADR	85,635
5,500	Royal & Sun Alliance Insurance Group PLC, ADR(a)	42,075
34,400	Royal Bank of Scotland Group PLC	1,036,527
9,694	SABMiller PLC, ADR(a)	153,165
8,300	Scottish & Southern Energy PLC, ADR(a)	149,400
4,500	Scottish Power PLC, ADR(a)	160,200
15,500	Shell Transportation & Trading PLC, ADR(a)	899,930
1,220	Shire Pharmaceuticals Group PLC, ADR	40,016
1,400	Smith & Nephew PLC, ADR(a)	69,174
19,638	Standard Chartered PLC	358,147
1,950	Telewest Global, Inc.†	44,421
7,053	Unilever PLC, NYR(a)	274,009
2,700	United Utilities PLC, ADR(a)	64,611
217,145	Vodafone Group PLC	527,951
63,723	Vodafone Group PLC, ADR	1,549,743

See Notes to Financial Statements.

12

Shares		Value

United Kingdom (Continued)
1,200	Willis Group Holdings Ltd.(a)	$39,264
2,850	Wolseley PLC, ADR(a)	120,840
2,300	WPP Group PLC, ADR	117,415

		28,477,775

TOTAL COMMON STOCKS
(Cost $106,013,065)		127,227,405

INVESTMENT COMPANY SECURITIES — 6.1%
Australia — 0.3%
26,000	iShares MSCI Australia Index Fund	459,680

Japan — 0.4%
51,000	iShares MSCI Japan Index Fund	517,140

Multi-Country — 4.2%
108,300	iShares MSCI EAFE Index Fund(a)	5,673,837

Spain — 0.3%
13,500	iShares MSCI Spain Index Fund	460,350

United Kingdom — 0.9%
64,000	iShares MSCI United Kingdom Index Fund	1,150,080

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $8,356,964)		8,261,087

Principal
Amount

REPURCHASE AGREEMENT — 0.7%
(Cost $891,000)
$891,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $891,063 on 07/01/2005, collateralized by $905,000 FHLMC, 4.500% maturing 11/15/2011 (value $911,787)	891,000

See Notes to Financial Statements.

13

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

RIGHT — 0.0% #
(Cost $0)
Thailand — 0.0% #
205,263	True Corporation Public Company Ltd., expires 03/01/2008, (exercise price: THB 11.85)†, (b)	$9,250

COLLATERAL FOR SECURITIES ON LOAN — 19.1%
(Cost $26,084,810)
26,084,810	State Street Navigator Securities Lending Trust — Prime Portfolio(c)	26,084,810

TOTAL INVESTMENTS
(Cost $141,345,839)	119.1%	162,473,552
OTHER ASSETS AND LIABILITIES (Net)	(19.1)	(26,041,296)

NET ASSETS	100.0%	$136,432,256

†	Non-income producing security.

#	Amount represents less than 0.1% of net assets.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $27,406, less than 0.1% of net assets.

(c)	As of June 30, 2005, the market value of the securities on loan is $25,411,544.

(d)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation
NYR   — New York Registered Shares
PRF   — Preferred Shares
SAV   — Savings Shares
THB   — Thailand Baht

See Notes to Financial Statements.

14

At June 30, 2005, industry diversification of the Munder International Equity Fund was as follows:

	% of
	Net Assets	Value

COMMON STOCKS:
Oil Gas & Consumable Fuels	12.0%	$16,437,884
Commercial Banks	11.3	15,360,025
Insurance	7.0	9,504,512
Diversified Telecommunication Services	6.5	8,815,603
Pharmaceuticals	6.4	8,702,481
Wireless Telecommunication Services	3.4	4,564,832
Industrial Conglomerates	3.2	4,397,262
Metals & Mining	3.2	4,304,630
Diversified Financial Services	2.6	3,568,804
Electric Utilities	2.5	3,353,591
Food Products	2.4	3,305,063
MediaCapital Markets	2.3	3,186,929
Automobiles	2.3	3,116,300
Media	2.2	3,045,386
Health Care Providers & Services	2.1	2,851,264
Machinery	1.9	2,633,158
Multiline Retail	1.4	1,975,888
Food & Staples Retailing	1.4	1,880,266
Textiles, Apparel & Luxury Goods	1.3	1,804,696
Office Electronics	1.2	1,603,926
Household Durables	1.2	1,574,868
Hotels, Restaurants & Leisure	1.1	1,554,027
Airlines	1.1	1,531,581
Trading Companies & Distributors	1.1	1,440,579
Multi-Utilities	1.0	1,413,638
Chemicals	1.0	1,375,743
Real Estate	1.0	1,359,253
Beverages	0.9	1,286,387
Electronics Equipment & Instruments	0.8	1,129,853
Specialty Retail	0.8	1,126,584
Tobacco	0.8	1,043,345
Computers & Peripherals	0.7	932,796
Construction Materials	0.6	864,808
Semiconductors & Semiconductor Equipment	0.5	726,078
Construction & Engineering	0.4	615,204
Aerospace & Defense	0.4	556,165

See Notes to Financial Statements.

15

Munder International Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

	% of
	Net Assets	Value

COMMON STOCKS (Continued)
Building Products	0.4%	$523,842
Containers & Packaging	0.4	487,842
Commercial Services & Supplies	0.3	397,488
Marine	0.2	305,741
Water Utilities	0.2	255,290
Leisure Equipment & Products	0.2	242,877
Paper & Forest Products	0.2	227,261
Communications Equipment	0.2	224,009
Personal Products	0.1	193,185
Auto Components	0.1	193,106
Road & Rail	0.1	177,179
Software	0.1	175,802
Energy Equipment & Services	0.1	155,608
Electrical Equipment	0.1	129,400
Information Technology Services	0.1	125,819
Air Freight & Logistics	0.1	118,714
Transportation Infrastructure	0.1	115,515
Consumer Finance	0.1	96,333
Distributors	0.1	93,380
Health Care Providers & Services	0.0 #	45,605

TOTAL COMMON STOCKS	93.2	127,227,405
INVESTMENT COMPANY SECURITIES	6.1	8,261,087
REPURCHASE AGREEMENT	0.7	891,000
RIGHT	0.0 #	9,250
COLLATERAL FOR SECURITIES ON LOAN:	19.1	26,084,810

TOTAL INVESTMENTS	119.1	162,473,552
OTHER ASSETS AND LIABILITIES (Net)	(19.1)	(26,041,296)

NET ASSETS	100.0%	$136,432,256

#	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

16

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17

Munder International Equity Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $25,411,544 of securities loaned)	$161,582,552
Repurchase agreement	891,000

Total Investments	162,473,552
Foreign currency, at value	22,402
Interest receivable	63
Dividends receivable	505,072
Receivable for investment securities sold	192,863
Receivable for Fund shares sold	240,355
Prepaid expenses and other assets	21,007

Total Assets	163,455,314

LIABILITIES:
Custodian overdraft payable	1,320
Payable upon return of securities loaned	26,084,810
Payable for investment securities purchased	409,095
Payable for Fund shares redeemed	256,300
Accrued foreign capital gains taxes payable	16,779
Trustees’ fees and expenses payable	63,638
Custody fees payable	38,142
Administration fees payable	12,732
Distribution and shareholder servicing fees payable — Class A, B and C Shares	9,109
Shareholder servicing fees payable — Class K Shares	7,874
Investment advisory fees payable	4,525
Accrued expenses and other payables	118,734

Total Liabilities	27,023,058

NET ASSETS	$136,432,256

Investments, at cost	$141,345,839

Foreign currency, at cost	$22,488

See Notes to Financial Statements.

18

NET ASSETS consist of:
Undistributed net investment income	$1,370,722
Accumulated net realized loss on investments sold	(29,407,737)
Net unrealized appreciation of investments	21,104,236
Paid-in capital	143,365,035

$136,432,256

NET ASSETS:
Class A Shares	$11,497,403

Class B Shares	$4,669,996

Class C Shares	$3,132,399

Class K Shares	$39,205,503

Class Y Shares	$77,926,955

SHARES OUTSTANDING:
Class A Shares	816,261

Class B Shares	343,575

Class C Shares	228,161

Class K Shares	2,783,745

Class Y Shares	5,478,717

CLASS A SHARES:
Net asset value and redemption price per share	$14.09

Maximum sales charge	5.50%
Maximum offering price per share	$14.91

CLASS B SHARES:
Net asset value and offering price per share*	$13.59

CLASS C SHARES:
Net asset value and offering price per share*	$13.73

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$14.08

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$14.22

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

19

Munder International Equity Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$31,655
Dividends(a)	2,862,608
Securities lending	105,376

Total Investment Income	2,999,639

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	21,256
Class B Shares	33,570
Class C Shares	24,655
Shareholder servicing fees:
Class K Shares	76,478
Investment advisory fees	737,368
Custody fees	183,530
Administration fees	154,724
Legal and audit fees	86,127
Transfer agency/record keeping fees	78,313
Registration and filing fees	41,766
Trustees’ fees and expenses	27,863
Other	65,041

Total Expenses	1,530,691
Fees waived by transfer agent	(440)

Net Expenses	1,530,251

NET INVESTMENT INCOME	1,469,388

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions(b)	11,052,607
Foreign currency-related transactions	(57,825)
Net change in unrealized appreciation/(depreciation) of:
Securities(c)	(4,373,421)
Foreign currency-related transactions	(6,750)

Net realized and unrealized gain on investments	6,614,611

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,083,999

(a)	Net of foreign withholding taxes of $363,260.

(b)	Net of foreign capital gains taxes of $961.

(c)	Net of foreign capital gains taxes of $16,779.

See Notes to Financial Statements.

20

Munder International Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$1,469,388	$414,803
Net realized gain from security and foreign currency-related transactions	10,994,782	2,798,297
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	(4,380,171)	10,006,898

Net increase in net assets resulting from operations	8,083,999	13,219,998
Dividends to shareholders from net investment income:
Class A Shares	(28,466)	(101,268)
Class B Shares	—	(12,600)
Class C Shares	—	(16,201)
Class K Shares	(137,258)	(210,727)
Class Y Shares	(265,441)	(680,079)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	4,752,378	1,066,112
Class B Shares	2,578,723	848,440
Class C Shares	1,206,506	138,867
Class K Shares	16,619,599	(6,149,970)
Class Y Shares	39,114,519	707,193
Short-term trading fees	777	161

Net increase in net assets	71,925,336	8,809,926
NET ASSETS:
Beginning of year	64,506,920	55,696,994

End of year	$136,432,256	$64,506,920

Undistributed net investment income	$1,370,722	$384,167

See Notes to Financial Statements.

21

Munder International Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$3,657,059	$3,452,003
Issued as reinvestment of dividends	23,317	88,507
Proceeds received in merger	4,056,274	—
Redeemed	(2,984,272)	(2,474,398)

Net increase	$4,752,378	$1,066,112

Class B Shares:
Sold	$1,144,985	$1,121,324
Issued as reinvestment of dividends	—	8,451
Proceeds received in merger	3,662,334	—
Redeemed*	(2,228,596)	(281,335)

Net increase	$2,578,723	$848,440

Class C Shares:
Sold	$558,577	$645,761
Issued as reinvestment of dividends	—	6,877
Proceeds received in merger	1,115,600	—
Redeemed	(467,671)	(513,771)

Net increase	$1,206,506	$138,867

Class K Shares:
Sold	$18,819,905	$11,283,311
Issued as reinvestment of dividends	4,460	343
Proceeds received in merger	2,997,313	—
Redeemed	(5,202,079)	(17,433,624)

Net increase/(decrease)	$16,619,599	$(6,149,970)

Class Y Shares:
Sold	$3,866,847	$4,031,282
Issued as reinvestment of dividends	14,147	33,877
Proceeds received in merger	37,934,507	—
Redeemed	(2,700,982)	(3,357,966)

Net increase	$39,114,519	$707,193

* May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

22

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	264,272	288,236
Issued as reinvestment of dividends	1,626	7,243
Issued in exchange for proceeds received in merger	286,658	—
Redeemed	(213,371)	(201,634)

Net increase	339,185	93,845

Class B Shares:
Sold	86,052	94,800
Issued as reinvestment of dividends	—	712
Issued in exchange for proceeds received in merger	267,327	—
Redeemed*	(163,825)	(24,983)

Net increase	189,554	70,529

Class C Shares:
Sold	42,626	56,684
Issued as reinvestment of dividends	—	574
Issued in exchange for proceeds received in merger	80,606	—
Redeemed	(34,503)	(47,095)

Net increase	88,729	10,163

Class K Shares:
Sold	1,366,929	896,545
Issued as reinvestment of dividends	312	28
Issued in exchange for proceeds received in merger	211,828	—
Redeemed	(375,953)	(1,563,880)

Net increase/(decrease)	1,203,116	(667,307)

Class Y Shares:
Sold	278,354	332,005
Issued as reinvestment of dividends	981	2,750
Issued in exchange for proceeds received in merger	2,656,440	—
Redeemed	(190,133)	(282,642)

Net increase	2,745,642	52,113

* May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

23

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$12.64	$10.04	$10.52	$12.15	$18.06

Income/(loss) from investment operations:
Net investment income/(loss)	0.19	0.09	0.11	0.11	0.08
Net realized and unrealized gain/(loss) on investments	1.32	2.74	(0.49)	(1.70)	(4.66)

Total from investment operations	1.51	2.83	(0.38)	(1.59)	(4.58)

Less distributions:
Dividends from net investment income	(0.06)	(0.23)	(0.10)	(0.04)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.23)

Total distributions	(0.06)	(0.23)	(0.10)	(0.04)	(1.33)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$14.09	$12.64	$10.04	$10.52	$12.15

Total return(b)	11.93%	28.09%	(3.38)%	(13.11)%	(26.58)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,497	$6,031	$3,849	$5,576	$8,728
Ratio of operating expenses to average net assets	1.65%	1.83%	1.56%	1.38%	1.38%
Ratio of net investment income/(loss) to average net assets	1.37%	0.77%	1.17%	0.98%	0.62%
Portfolio turnover rate	54%	37%	31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers	1.65%	1.84%	1.56%	1.38%	1.38%

(a)	The Munder International Equity Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

24

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$12.24	$9.73	$10.21	$11.84	$17.68

0.11	0.02	0.04	0.02	(0.02)
1.24	2.62	(0.47)	(1.64)	(4.54)

1.35	2.64	(0.43)	(1.62)	(4.56)

—	(0.13)	(0.05)	(0.01)	(0.05)
—	—	—	—	(1.23)

0.00	(0.13)	(0.05)	(0.01)	(1.28)

0.00 (d)	0.00 (d)	—	—	—

$13.59	$12.24	$9.73	$10.21	$11.84

11.03%	27.20%	(4.17)%	(13.64)%	(27.10)%

$4,670	$1,885	$812	$1,289	$2,201
2.40%	2.58%	2.31%	2.13%	2.13%
0.85%	(0.20)%	0.42%	0.23%	(0.13)%
54%	37%	31%	22%	27%
2.40%	2.59%	2.31%	2.13%	2.13%

See Notes to Financial Statements.

25

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$12.36	$9.82		$10.31	$11.95	$17.86

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	(0.00	)(d)	0.04	0.02	0.04
Net realized and unrealized gain/(loss) on investments	1.29	2.67		(0.48)	(1.65)	(4.67)

Total from investment operations	1.37	2.67		(0.44)	(1.63)	(4.63)

Less distributions:
Dividends from net investment income	—	(0.13)		(0.05)	(0.01)	(0.05)
Distributions from net realized gains	—	—		—	—	(1.23)

Total distributions	0.00	(0.13)		(0.05)	(0.01)	(1.28)

Short-term trading fees	0.00 (d)	0.00	(d)	—	—	—

Net asset value, end of period	$13.73	$12.36		$9.82	$10.31	$11.95

Total return(b)	11.08%	27.26%		(4.23)%	(13.67)%	(27.12)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$3,132	$1,724		$1,270	$1,805	$3,483
Ratio of operating expenses to average net assets	2.40%	2.58%		2.31%	2.13%	2.13%
Ratio of net investment income/(loss) to average net assets	0.59%	(0.00)%		0.42%	0.23%	(0.13)%
Portfolio turnover rate	54%	37%		31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers	2.40%	2.59%		2.31%	2.13%	2.13%

(a)	The Munder International Equity Fund Class C Shares and Class K Shares commenced operations on September 29, 1995 and November 23, 1992, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

26

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$12.64	$10.05	$10.53	$12.14	$18.03

0.17	0.06	0.11	0.11	0.09
1.33	2.76	(0.49)	(1.68)	(4.65)

1.50	2.82	(0.38)	(1.57)	(4.56)

(0.06)	(0.23)	(0.10)	(0.04)	(0.10)
—	—	—	—	(1.23)

(0.06)	(0.23)	(0.10)	(0.04)	(1.33)

0.00 (d)	0.00 (d)	—	—	—

$14.08	$12.64	$10.05	$10.53	$12.14

11.85%	28.09%	(3.48)%	(12.96)%	(26.51)%

$39,206	$19,980	$22,581	$63,082	$80,634
1.65%	1.83%	1.56%	1.38%	1.38%
1.25%	0.53%	1.17%	0.98%	0.62%
54%	37%	31%	22%	27%
1.65%	1.84%	1.56%	1.38%	1.38%

See Notes to Financial Statements.

27

Munder International Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$12.76	$10.14	$10.62	$12.23	$18.16

Income/ (loss) from investment operations:
Net investment income	0.24	0.11	0.13	0.13	0.15
Net realized and unrealized gain/ (loss) on investments	1.31	2.77	(0.49)	(1.69)	(4.72)

Total from investment operations	1.55	2.88	(0.36)	(1.56)	(4.57)

Less distributions:
Dividends from net investment income	(0.09)	(0.26)	(0.12)	(0.05)	(0.13)
Distributions from net realized gains	—	—	—	—	(1.23)

Total distributions	(0.09)	(0.26)	(0.12)	(0.05)	(1.36)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$14.22	$12.76	$10.14	$10.62	$12.23

Total return(b)	12.09%	28.56%	(3.26)%	(12.70)%	(26.36)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$77,927	$34,887	$27,185	$38,790	$47,444
Ratio of operating expenses to average net assets	1.40%	1.58%	1.31%	1.13%	1.13%
Ratio of net investment income to average net assets	1.74%	0.95%	1.42%	1.23%	0.87%
Portfolio turnover rate	54%	37%	31%	22%	27%
Ratio of operating expenses to average net assets without expense waivers	1.40%	1.59%	1.32%	1.13%	1.13%

(a)	The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

28

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder International Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

    On February 4, 2005, the Fund acquired all of the assets and assumed all of the liabilities of the Munder Emerging Markets Fund and the Munder International Growth Fund in a tax-free exchange of shares of the Fund and subsequent liquidation of the Munder Emerging Markets Fund and the Munder

29

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

International Growth Fund. The Agreement and Plan of Reorganization was approved by the Board of Trustees on November 9, 2004.

    Number of Shares outstanding of the Munder Emerging Markets Fund and the Munder International Growth Fund prior to merger:

	Munder Emerging	Munder International
	Markets Fund	Growth Fund

Class A	161,706	126,810
Class B	181,918	85,586
Class C	44,749	40,206
Class K	179,713	19,955
Class Y	588,468	2,359,318

    Number of Shares issued of the Fund for Shares of the Munder Emerging Markets Fund and the Munder International Growth Fund:

	Munder Emerging	Munder International
	Markets Fund	Growth Fund

Class A	177,808	108,850
Class B	195,953	71,374
Class C	47,277	33,329
Class K	194,839	16,989
Class Y	634,994	2,021,446

    Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Munder Emerging Markets Fund and the Munder International Growth Fund was $11,036,488.

    There were no undistributed income or gain amounts unpaid prior to the merger of the Munder Emerging Markets Fund and the Munder International Growth Fund.

	Prior to Merger	After Merger

Net assets of Munder Emerging Markets Fund
Class A	$2,516,040	$—
Class B	2,684,526	—
Class C	654,331	—
Class K	2,756,908	—
Class Y	9,067,873	—
Net assets of Munder International Growth Fund
Class A	$1,540,234	$—
Class B	977,808	—
Class C	461,269	—
Class K	240,405	—
Class Y	28,866,634	—

30

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

	Prior to Merger	After Merger

Net assets of Fund
Class A	$6,930,622	$10,986,896
Class B	2,281,538	5,943,872
Class C	2,131,330	3,246,930
Class K	33,652,767	36,650,080
Class Y	39,877,182	77,811,689

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at

31

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/ (depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

32

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

33

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $440 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”), is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average

34

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $154,724 before payment of sub-administration fees and $99,733 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1577% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $7,452 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board

35

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $429 to Comerica Securities and $76,527 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

36

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $73,075,273 and $51,646,057, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $24,161,040 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,459,515 and net appreciation for Federal income tax purposes was $20,701,525. At June 30, 2005, aggregate cost for Federal income tax purposes was $141,772,027.

6. Geographic Concentration

    The Fund primarily invests in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include fluctuation of currency values and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $1,332.

8. Contingencies

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

    The Advisor of the Fund and the Board of Trustees are reviewing certain shareholder trading activities which may result in an insignificant capital contribution by the Advisor to the Fund.

    The Advisor of the Fund and the Board of Trustees are also reviewing the application of the Fund’s redemption fee policy in prior years. This review may result in a capital contribution by the Advisor to the Fund.

37

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and passive foreign investment company gains and losses were reclassified at year end. The following reclassification had no effect on net income, net assets and net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Loss

$(51,242)	$51,242

    During the years ended June 30, 2005 and June 30, 2004, dividends of $431,165 and $1,020,875, respectively, were paid to shareholders from ordinary income on a tax basis.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital	Unrealized
Income	Loss Carryover	Appreciation	Total

$1,396,708	$(28,981,549)	$20,678,048	$(6,906,793)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $28,981,549 of unused capital losses of which $5,245,146, $7,504,911 and $16,231,492 expires in 2009, 2010 and 2011, respectively. Some of the losses were inherited in the February 4, 2005 merger with the Munder International Growth and the Munder Emerging Markets Funds. The losses obtained in these mergers may be subject to limitations.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $10,975,605.

38

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

10. Tax Information (Unaudited)

    Of the distributions paid by the Fund, 0.02% will qualify for the dividend received deduction available to corporate shareholders.

    The Fund designates $294,334 as foreign taxes paid and $3,225,868 as foreign source income for regular Federal income tax purposes.

    For the fiscal year ended June 30, 2005, the Fund designated approximately $2,948,961 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

39

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of

40

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index (as well as the performance of an alternate index for comparison purposes); and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that, for the periods in question, the Fund’s: (1) gross returns for Class Y shares trailed the performance of the Fund’s benchmark except for the ten-year period and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group.

41

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Investment Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by

42

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

43

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97)	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

44

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

45

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen by	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (since 1997) (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

46

Munder International Equity Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

47

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder International Equity Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder International Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder International Equity Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

48

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Compliance Officer and Chief Legal Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNINTLEQ605

ANNUAL REPORT
June 30, 2005
Munder Internet Fund
(formerly Munder NetNet Fund®)
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
21	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Investments by the Fund in foreign securities involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER INTERNET FUND

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

    The Fund earned a return of -4.35% for the year ended June 30, 2005 compared to the -4.76% return for the Inter@ctive Week Internet Index, the 1.25% return for the Morgan Stanley Internet Index and the -3.22% median return for the Lipper universe of science and technology funds. As of June 30, 2005 98.3% of the Fund was invested in publicly traded equities, and 1.9% was invested in private equities.

    The Fund’s greatest strength during the year, relative to its Morgan Stanley Internet benchmark, came from its holdings in the capital markets and commercial services and supplies industries. In the capital markets industry, overweighted positions in Ameritrade Holding Corporation (2.0% of the Fund) and E*TRADE Financial Corporation (1.6% of the Fund) were the key drivers of strong relative returns. Among the commercial services and supplies holdings, an underweight in 51job, Inc. (0.1% of the Fund) helped to boost relative returns. The stock price of 51job, a provider of human resource services in China, declined significantly when the company issued a disappointing earnings report in January. An overweight in Monster Worldwide, Inc. (3.1% of the Fund) also provided relative strength in the commercial services and supplies industry. Monster Worldwide provides recruitment and job placement services. The company’s flagship Internet site, Monster.com allows the posting of résumés and the advertising of positions.

    In the private equity segment of the Fund, the Fund’s investment in BlueStream Ventures, L.P., a privately-held venture capital partnership that focuses on technology companies, was the largest detractor from relative performance for the year. The Fund’s holdings in BlueStream Ventures, L.P. were sold in June 2005, based on a decision by Munder Capital Management to reduce the Fund’s future funding commitments and to redeploy the Fund’s assets into investments in publicly-traded technology companies.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated

iii

investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Internet Fund (the “Fund”) since the inception of its oldest class of shares, Class A Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Internet Fund

CLASS A SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

				S&P	Inter@ctive	Inter@ctive/	Lipper Science &
Class and	With		Without	500®	Week Internet	Morgan Stanley	Technology
Inception Date	Load		Load	Index#	Index#	Internet Index#	Funds Median**

CLASS A 8/19/96	$20,311	*	$21,489	$20,976	$20,943	$19,106	$16,402

CLASS B 6/1/98	N/A		10,040	12,147	14,642	13,358	11,480

CLASS C 11/3/98	N/A		9,011	11,987	11,633	10,612	11,104

CLASS K 4/30/02	N/A		14,201	11,702	15,483	14,217	10,490

CLASS R 7/29/04	N/A		11,179	10,994	10,738	11,620	10,859

CLASS Y 6/1/98	N/A		10,790	12,147	14,642	13,358	11,480

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Since		Since
Class and	Year		Year	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A 8/19/96	(9.84)%	*	(4.59)%	(24.81)%	*	(23.96)%	8.32%	*	9.01%

CLASS B 6/1/98	(10.04)%	†	(5.31)%	(24.83)%	†	(24.52)%	N/A		0.06%

CLASS C 11/3/98	(6.25)%	†	(5.30)%	N/A		(24.52)%	N/A		(1.55)%

CLASS K 4/30/02	N/A		(4.59)%	N/A		N/A	N/A		11.70%

CLASS R 7/29/04	N/A		N/A	N/A		N/A	N/A		11.79%	(a)

CLASS Y 6/1/98	N/A		(4.35)%	N/A		(23.77)%	N/A		1.08%

(a)	Not annualized.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal-weighted index composed of leading American companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. This index was created on January 1, 1999. Performance for earlier periods is that of the Inter@ctive Week Internet Index. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 9/1/96, 6/1/98, 11/1/98, 5/1/02, 8/1/04, and 6/1/98, respectively.

**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 9/1/96, 6/1/98, 11/1/98, 5/1/02, 8/1/04, and 6/1/98, respectively.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05 to 6/30/05	Ratio

Actual
Class A	$1,000.00	$924.70	$10.93	2.29%
Class B	$1,000.00	$921.40	$14.48	3.04%
Class C	$1,000.00	$921.50	$14.48	3.04%
Class K	$1,000.00	$924.70	$10.93	2.29%
Class R	$1,000.00	$923.60	$12.11	2.54%
Class Y	$1,000.00	$926.00	$9.74	2.04%

Hypothetical
Class A	$1,000.00	$1,013.44	$11.43	2.29%
Class B	$1,000.00	$1,009.72	$15.15	3.04%
Class C	$1,000.00	$1,009.72	$15.15	3.04%
Class K	$1,000.00	$1,013.44	$11.43	2.29%
Class R	$1,000.00	$1,012.20	$12.67	2.54%
Class Y	$1,000.00	$1,014.68	$10.19	2.04%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Internet Fund

Portfolio of Investments, June 30, 2005

Shares

		Value

COMMON STOCKS — 98.0%
Consumer Discretionary — 17.8%
Diversified Consumer Services — 0.5%
47,097	Apollo Group, Inc., Apollo Educational Group, Class A†, (a)	$3,683,927

Hotels, Restaurants & Leisure — 0.8%
106,200	Ctrip.com International Ltd., ADR(a)	5,403,456

Internet & Catalog Retail — 12.6%
679,000	Amazon.com, Inc.†, (a)	22,461,320
23,000	Blue Nile, Inc.†, (a)	751,870
153,900	Celebrate Express, Inc.†	2,083,806
235,000	drugstore.com, inc.†, (a)	979,950
497,100	eBay, Inc.†, (a)	16,409,271
324,000	eDiets.com, Inc.†, (a)	1,127,520
319,000	FTD Group, Inc.†, (a)	3,620,650
443,618	IAC/ InterActiveCorp†, (a)	10,669,013
874,916	priceline.com Incorporated†	20,411,790
78,096	Provide Commerce, Inc.†, (a)	1,686,093
214,000	Shopping.com Ltd.†, (a)	4,461,900
79,000	Stamps.com Inc.†, (a)	1,481,250

		86,144,433

Media — 3.9%
289,000	Getty Images, Inc.†, (a)	21,461,140
365,000	Harris Interactive, Inc.†, (a)	1,777,550
190,500	Time Warner, Inc.†, (a)	3,183,255

		26,421,945

Total Consumer Discretionary		121,653,761

Financials — 4.8%
Capital Markets — 3.7%
755,400	Ameritrade Holding Corporation†, (a)	14,042,886
779,000	E*TRADE Financial Corporation†	10,898,210
36,000	optionsXpress Holdings Inc.(a)	547,200

		25,488,296

Real Estate — 0.3%
136,063	ZipRealty, Inc.†, (a)	1,747,049

See Notes to Financial Statements.

1

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares

		Value

COMMON STOCKS (Continued)
Financials (Continued)
Thrifts & Mortgage Finance — 0.8%
515,000	E-LOAN, Inc.†, (a)	$1,720,100
415,000	NetBank, Inc.(a)	3,867,800

		5,587,900

Total Financials		32,823,245

Industrials — 3.2%
Commercial Services & Supplies — 3.2%
60,000	51job, Inc., ADR†, (a)	762,000
737,300	Monster Worldwide, Inc.†, (a)	21,145,764

		21,907,764

Information Technology — 72.0%
Communications Equipment — 5.7%
922,300	Cisco Systems, Inc.†	17,625,153
71,000	Comverse Technology, Inc.†, (a)	1,679,150
131,041	Juniper Networks, Inc.†, (a)	3,299,612
465,000	Nokia Corporation, ADR(a)	7,737,600
263,000	QUALCOMM Incorporated	8,681,630

		39,023,145

Computers & Peripherals — 6.4%
274,000	Apple Computer, Inc.†, (a)	10,085,940
284,000	Dell, Inc.†	11,220,840
396,700	EMC Corporation†	5,438,757
178,000	International Business Machines Corporation(a)	13,207,600
150,000	Novatel Wireless, Inc.†, (a)	1,870,500
475,000	Sun Microsystems, Inc.†, (a)	1,771,750

		43,595,387

Information Technology Services — 3.3%
229,000	Accenture Ltd, Class A†, (a)	5,191,430
441,000	CheckFree Corporation†, (a)	15,020,460
244,000	Fastclick, Inc.†, (a)	2,220,400

		22,432,290

Internet Software & Services — 39.1%
156,000	Akamai Technologies, Inc.†, (a)	2,048,280
755,000	aQuantive, Inc.†, (a)	13,378,600
1,131,833	Ask Jeeves, Inc.†, (a)	34,170,038

See Notes to Financial Statements.

2

Shares

		Value

Information Technology (Continued)
Internet Software & Services (Continued)
636,500	Autobytel, Inc.†	$3,074,295
89,000	Bankrate, Inc.†, (a)	1,792,460
981,113	CNET Networks, Inc.†, (a)	11,518,267
55,178	Digital Insight Corporation†, (a)	1,319,858
116,981	Digital River, Inc.†, (a)	3,714,147
212,000	Google Inc., Class A†	62,359,800
2,780,054	HomeStore, Inc.†	5,643,510
208,000	HouseValues, Inc.†, (a)	3,760,640
161,000	Hurray! Holding Co., Ltd., ADR†	1,622,880
322,000	InfoSpace, Inc.†, (a)	10,603,460
400,000	iVillage Inc.†, (a)	2,392,000
67,000	J2 Global Communications, Inc.†, (a)	2,307,480
264,000	Knot, Inc. (The)†, (a)	1,755,600
242,000	NetEase.com, Inc., ADR†, (a)	13,820,620
223,674	PlanetOut Inc.†, (a)	1,950,437
524,000	SINA Corporation†, (a)	14,619,600
365,000	Sohu.com, Inc.†, (a)	8,000,800
2,662,000	Tencent Holdings Ltd†	2,020,779
127,500	Tom Online, Inc., ADR†, (a)	1,643,475
390,000	ValueClick, Inc.†, (a)	4,808,700
308,250	VeriSign, Inc.†, (a)	8,865,270
132,800	Websense, Inc.†, (a)	6,381,040
1,280,680	Yahoo! Inc.†, (a)	44,375,562

		267,947,598

Semiconductors & Semiconductor Equipment — 4.6%
189,000	Applied Materials, Inc.(a)	3,058,020
120,000	Fairchild Semiconductor International, Inc.†, (a)	1,770,000
586,000	Intel Corporation	15,271,160
146,000	Maxim Integrated Products, Inc.(a)	5,578,660
70,000	Novellus Systems, Inc.†	1,729,700
170,000	Xilinx, Inc.(a)	4,335,000

		31,742,540

Software — 12.9%
146,950	Blackboard, Inc.†, (a)	3,515,044
112,000	Check Point Software Technologies Ltd.†, (a)	2,217,600
64,000	JAMDAT Mobile Inc.†, (a)	1,771,520
218,000	KongZhong Corporation, ADR†, (a)	1,994,700

See Notes to Financial Statements.

3

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares

		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
130,000	Macromedia, Inc.†	$4,968,600
153,000	Macrovision Corporation†, (a)	3,448,620
1,252,000	Microsoft Corporation	31,099,680
1,017,000	Oracle Corporation†, (a)	13,424,400
156,000	Red Hat, Inc.†, (a)	2,043,600
480,500	Shanda Interactive Entertainment Limited, ADR†, (a)	17,677,595
44,000	Symantec Corporation†, (a)	956,560
218,400	VERITAS Software Corporation†, (a)	5,328,960

		88,446,879

Total Information Technology		493,187,839

Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
244,000	Linktone Ltd., ADR†, (a)	1,934,920

TOTAL COMMON STOCKS
(Cost $756,337,665)		671,507,529

LIMITED PARTNERSHIPS — 0.7%
Information Technology — 0.7%
Internet Software & Services — 0.1%
1,916,082	@Ventures Expansion Fund, L.P.(b), (c), (d)	631,280
2,848,467	@Ventures III, L.P.†, (b), (c), (d)	258,931

		890,211

Multi-Industry — 0.6%
3,875,000	New Enterprise Associates 10, L.P.†, (b), (c), (d)	2,959,047
1,358,800	Trident Capital Fund V, L.P.†, (b), (c), (d)	1,079,402

		4,038,449

TOTAL LIMITED PARTNERSHIPS
(Cost $8,521,686)		4,928,660

PREFERRED STOCKS — 1.2%
Information Technology — 1.2%
Internet Software & Services — 1.2%
85,719	Mainstream Data Services, Inc., Series D†, (b), (c), (d)	0
1,105,552	WebCT, Inc., Series G†, (b), (c), (d)	7,779,327

TOTAL PREFERRED STOCKS
(Cost $10,213,440)		7,779,327

See Notes to Financial Statements.

4

Shares

Value

INVESTMENT COMPANY SECURITY — 0.3%
(Cost $2,011,563)
52,100	Nasdaq-100 Trust, Series 1(a)	$1,916,759

Principal
Amount

REPURCHASE AGREEMENT — 0.4%
(Cost $2,724,000)
$2,724,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $2,724,193 on 07/01/2005, collateralized by $2,560,000 FNMA, 5.500% maturing 03/15/2011 (value $2,779,200)	2,724,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 22.5%
(Cost $154,251,455)
154,251,455	State Street Navigator Securities Lending Trust – Prime Portfolio(e)	154,251,455

TOTAL INVESTMENTS
(Cost $934,059,809)	123.1%	843,107,730
OTHER ASSETS AND LIABILITIES (Net)	(23.1)	(158,033,937)

NET ASSETS	100.0%	$685,073,793

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $12,707,987, 1.9% of net assets.

(c)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Munder Internet Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

5

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

(d)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $12,707,987, 1.9% of net assets.

Security	Acquisition Date	Cost

@Ventures Expansion Fund, L.P.	2/24/00	$157,014
	3/23/00	628,057
	6/15/00	471,043
@Ventures III, L.P.	3/15/01	392,536
	11/06/98	622,048
	1/05/99	128,877
	4/01/99	414,098
	7/23/99	515,509
	9/24/99	515,509
	1/21/00	128,877
	5/08/00	38,663
	9/18/00	25,776
	1/30/01	33,214
	7/18/01	27,208
Mainstream Data Services, Inc., Series D	8/29/00	213,440
New Enterprise Associates 10, L.P.	10/26/00	377,160
	1/05/01	188,580
	7/27/01	94,290
	9/26/01	188,580
	1/16/02	199,046
	4/23/02	199,046
	7/12/02	199,046
	11/12/02	199,046
	2/04/03	201,185
	7/16/03	203,818
	9/19/03	210,050
	12/10/03	210,684
	4/19/04	211,398
	8/16/04	213,872
	12/28/04	227,654

See Notes to Financial Statements.

6

Security	Acquisition Date	Cost

Trident Capital Fund V, L.P.	10/18/00	$282,501
	6/26/02	99,704
	11/08/02	99,704
	1/15/03	199,408
	10/01/03	100,685
	12/05/03	100,685
	2/06/04	100,685
	6/10/04	104,670
	11/23/04	105,880
	1/28/05	105,880
WebCT, Inc., Series G	9/14/00	10,000,000

(e)	As of June 30, 2005, the market value of the securities on loan is $150,416,458.

ABBREVIATIONS:

ADR    — American Depositary Receipt
FNMA — Federal National Mortgage Association

See Notes to Financial Statements.

7

Munder Internet Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Internet Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	85.0%	$582,398,174
China	10.1	69,500,825
Finland	1.1	7,737,600
Israel	1.0	6,679,500
Bermuda	0.8	5,191,430

TOTAL COMMON STOCKS	98.0	671,507,529
LIMITED PARTNERSHIPS	0.7	4,928,660
PREFERRED STOCKS	1.2	7,779,327
INVESTMENT COMPANY SECURITY	0.3	1,916,759
REPURCHASE AGREEMENT	0.4	2,724,000
COLLATERAL FOR SECURITIES ON LOAN	22.5	154,251,455

TOTAL INVESTMENTS	123.1	843,107,730
OTHER ASSETS AND LIABILITIES (Net)	(23.1)	(158,033,937)

NET ASSETS	100.0%	$685,073,793

See Notes to Financial Statements.

8

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9

Munder Internet Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $150,416,458 of securities loaned)	$840,383,730
Repurchase agreement	2,724,000

Total Investments	843,107,730
Cash	954
Interest receivable	193
Dividends receivable	63,901
Receivable for investment securities sold	2,819,709
Receivable for Fund shares sold	331,684
Prepaid expenses and other assets	27,334

Total Assets	846,351,505

LIABILITIES:
Payable upon return of securities loaned	154,251,455
Payable for Fund shares redeemed	2,740,889
Payable for investment securities purchased	1,388,579
Transfer agency/record keeping fees payable	1,433,036
Investment advisory fees payable	571,581
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	319,820
Trustees’ fees and expenses payable	63,228
Administration fees payable	52,093
Custody fees payable	13,688
Shareholder servicing fees payable — Class K Shares	14
Accrued expenses and other payables	443,329

Total Liabilities	161,277,712

NET ASSETS	$685,073,793

Investments, at cost	$934,059,809

See Notes to Financial Statements.

10

NET ASSETS consist of:
Accumulated net investment loss	$(52,852)
Accumulated net realized loss on investments sold	(3,572,258,651)
Net unrealized depreciation of investments	(90,945,113)
Paid-in capital	4,348,330,409

$685,073,793

NET ASSETS:
Class A Shares	$358,457,117

Class B Shares	$196,037,645

Class C Shares	$124,925,478

Class K Shares	$68,296

Class R Shares	$11,195

Class Y Shares	$5,574,062

SHARES OUTSTANDING:
Class A Shares	20,253,118

Class B Shares	11,674,455

Class C Shares	7,435,559

Class K Shares	3,857

Class R Shares	634

Class Y Shares	308,805

CLASS A SHARES:
Net asset value and redemption price per share	$17.70

Maximum sales charge	5.50%
Maximum offering price per share	$18.73

CLASS B SHARES:
Net asset value and offering price per share*	$16.79

CLASS C SHARES:
Net asset value and offering price per share*	$16.80

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$17.71

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$17.66

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$18.05

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder Internet Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$101,295
Dividends(a)	3,502,336
Securities lending	677,464

Total Investment Income	4,281,095

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	811,380
Class B Shares	2,949,658
Class C Shares	1,432,015
Class R Shares	49
Shareholder servicing fees:
Class K Shares	357
Investment advisory fees	7,684,872
Transfer agency/record keeping fees	6,198,481
Administration fees	825,106
Printing and mailing fees	665,750
Custody fees	150,276
Legal and audit fees	73,795
Registration and filing fees	57,758
Trustees’ fees and expenses	35,120
Other	142,191

Total Expenses	21,026,808
Fees waived by transfer agent	(159,799)

Net Expenses	20,867,009

NET INVESTMENT LOSS	(16,585,914)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions of unaffiliated issuers	(184,545,987)
Security transactions of affiliated issuers	(14,473,135)
Foreign currency-related transactions	23,405
Net change in unrealized appreciation/(depreciation) of:
Securities	155,771,283
Foreign currency-related transactions	(241)

Net realized and unrealized loss on investments	(43,224,675)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,810,589)

(a)	Net of foreign withholding taxes of $2,885.

See Notes to Financial Statements.

12

Munder Internet Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment loss	$(16,585,914)	$(27,618,905)
Net realized gain/(loss) from security and foreign currency-related transactions	(198,995,717)	8,141,364
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	155,771,042	244,586,460

Net increase/ (decrease) in net assets resulting from operations	(59,810,589)	225,108,919
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	12,435,888	(58,281,916)
Class B Shares	(189,023,538)	(66,901,387)
Class C Shares	(55,325,365)	(25,205,589)
Class K Shares	(148,646)	(122,555)
Class R Shares	10,000	—
Class Y Shares	(478,008)	846,754
Short-term trading fees	70,157	28,215

Net increase/(decrease) in net assets	(292,270,101)	75,472,441
NET ASSETS
Beginning of year	977,343,894	901,871,453

End of year	$685,073,793	$977,343,894

Accumulated net investment loss	$(52,852)	$(101,416)

(a)	The Munder Internet Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

13

Munder Internet Fund

Statements of Changes In Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$141,128,764	$88,715,168
Redeemed	(128,692,876)	(146,997,084)

Net increase/(decrease)	$12,435,888	$(58,281,916)

Class B Shares:
Sold	$7,389,474	$18,627,040
Redeemed*	(196,413,012)	(85,528,427)

Net decrease	$(189,023,538)	$(66,901,387)

Class C Shares:
Sold	$4,215,404	$29,097,174
Redeemed	(59,540,769)	(54,302,763)

Net decrease	$(55,325,365)	$(25,205,589)

Class K Shares:
Sold	$17,084	$141,282
Redeemed	(165,730)	(263,837)

Net decrease	$(148,646)	$(122,555)

Class R Shares:
Sold	$10,000	$—

Net increase	$10,000	$—

Class Y Shares:
Sold	$652,334	$1,949,726
Redeemed	(1,130,342)	(1,102,972)

Net increase/(decrease)	$(478,008)	$846,754

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	The Munder Internet Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

14

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold*	8,327,586	5,330,716
Redeemed	(7,653,168)	(8,751,825)

Net increase/(decrease)	674,418	(3,421,109)

Class B Shares:
Sold	459,408	1,158,158
Redeemed*	(12,179,182)	(5,285,619)

Net decrease	(11,719,774)	(4,127,461)

Class C Shares:
Sold	258,537	1,780,225
Redeemed	(3,747,794)	(3,355,373)

Net decrease	(3,489,257)	(1,575,148)

Class K Shares:
Sold	1,078	7,935
Redeemed	(9,452)	(15,613)

Net decrease	(8,374)	(7,678)

Class R Shares:
Sold	634	—

Net increase	634	—

Class Y Shares:
Sold	38,461	115,881
Redeemed	(65,336)	(65,422)

Net increase/(decrease)	(26,875)	50,459

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

(a)	The Munder Internet Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

15

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.53	$14.58	$10.66	$24.65	$70.03

Income/(Loss) from investment operations:
Net investment loss	(0.31)	(0.40)	(0.30)	(0.28)	(0.61)
Net realized and unrealized gain/(loss) on investments	(0.52)	4.35	4.22	(13.71)	(44.30)

Total from investment operations	(0.83)	3.95	3.92	(13.99)	(44.91)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.47)

Total distributions	—	—	—	—	(0.47)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$17.70	$18.53	$14.58	$10.66	$24.65

Total return(b)	(4.59)%	27.09%	36.77%	(56.75)%	(64.54)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$358,457	$362,780	$335,313	$298,741	$826,510
Ratio of operating expenses to average net assets	2.29%	2.47%	3.04%	2.60%	1.86%
Ratio of net investment loss to average net assets	(1.75)%	(2.36)%	(2.80)%	(1.71)%	(1.36)%
Portfolio turnover rate	72%	43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	2.31%	2.55%	3.16%	2.64%	1.86%

(a)	The Munder Internet Fund Class A Shares and Class B Shares commenced operations on August 19, 1996 and June 1, 1998, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

16

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$17.71	$14.04	$10.34	$24.10	$68.98

(0.42)	(0.50)	(0.36)	(0.39)	(1.07)
(0.50)	4.17	4.06	(13.37)	(43.34)

(0.92)	3.67	3.70	(13.76)	(44.41)

—	—	—	—	(0.47)

—	—	—	—	(0.47)

0.00 (d)	0.00 (d)	—	—	—

$16.79	$17.71	$14.04	$10.34	$24.10

(5.31)%	26.14%	35.78%	(57.10)%	(64.80)%

$196,038	$414,394	$386,440	$352,103	$994,190
3.04%	3.22%	3.79%	3.35%	2.61%
(2.47)%	(3.11)%	(3.55)%	(2.46)%	(2.11)%
72%	43%	40%	50%	44%
3.06%	3.30%	3.91%	3.39%	2.61%

See Notes to Financial Statements.

17

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$17.72	$14.05	$10.35	$24.12	$69.03

Income/(Loss) from investment operations:
Net investment loss	(0.42)	(0.50)	(0.36)	(0.39)	(1.14)
Net realized and unrealized gain/(loss) on investments	(0.50)	4.17	4.06	(13.38)	(43.30)

Total from investment operations	(0.92)	3.67	3.70	(13.77)	(44.44)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.47)

Total distributions	—	—	—	—	(0.47)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$16.80	$17.72	$14.05	$10.35	$24.12

Total return(b)	(5.30)%	26.12%	35.75%	(57.09)%	(64.79)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$124,925	$193,615	$175,609	$153,079	$464,624
Ratio of operating expenses to average net assets	3.04%	3.22%	3.79%	3.35%	2.61%
Ratio of net investment loss to average net assets	(2.49)%	(3.11)%	(3.55)%	(2.46)%	(2.11)%
Portfolio turnover rate	72%	43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	3.06%	3.30%	3.91%	3.39%	2.61%

(a)	The Munder Internet Fund Class C Shares, Class K Shares, and Class R Shares commenced operations on November 3, 1998, April 30, 2002, and July 29, 2004, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

(e)	Annualized.

See Notes to Financial Statements.

18

K Shares					R Shares

Year	Year	Year	Period		Period
Ended	Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/05(c)

$18.54	$14.59	$10.66	$12.45		$15.78

(0.31)	(0.40)	(0.30)	(0.03)		(0.32)
(0.52)	4.35	4.23	(1.76)		2.20

(0.83)	3.95	3.93	(1.79)		1.88

—	—	—	—		—

—	—	—	—		—

0.00 (d)	0.00 (d)	—	—		0.00	(d)

$17.71	$18.54	$14.59	$10.66		$17.66

(4.59)%	27.00%	36.87%	(14.38)%		11.79%

$68	$227	$290	$610		$11
2.29%	2.47%	3.04%	2.60	%(e)	2.54	%(e)
(1.71)%	(2.36)%	(2.80)%	(1.71	)%(e)	(1.92	)%(e)
72%	43%	40%	50%		72%
2.31%	2.55%	3.16%	2.64	%(e)	2.56	%(e)

See Notes to Financial Statements.

19

Munder Internet Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/2001

Net asset value, beginning of period	$18.85	$14.79	$10.79	$24.91	$70.56

Income/(Loss) from investment operations:
Net investment loss	(0.27)	(0.36)	(0.27)	(0.24)	(0.45)
Net realized and unrealized gain/(loss) on investments	(0.53)	4.42	4.27	(13.88)	(44.73)

Total from investment operations	(0.80)	4.06	4.00	(14.12)	(45.18)

Less distributions:
Distributions from net realized gains	—	—	—	—	(0.47)

Total distributions	—	—	—	—	(0.47)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$18.05	$18.85	$14.79	$10.79	$24.91

Total return(b)	(4.35)%	27.36%	37.16%	(56.68)%	(64.43)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,574	$6,328	$4,220	$3,620	$8,037
Ratio of operating expenses to average net assets	2.04%	2.22%	2.79%	2.35%	1.61%
Ratio of net investment loss to average net assets	(1.47)%	(2.11)%	(2.55)%	(1.46)%	(1.11)%
Portfolio turnover rate	72%	43%	40%	50%	44%
Ratio of operating expenses to average net assets without expense waivers	2.06%	2.30%	2.91%	2.39%	1.61%

(a)	The Munder Internet Fund Class Y Shares commenced operations on June 1, 1998.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

20

Munder Internet Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Internet Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

    On May 18, 2005, the Fund changed its name from the Munder NetNet Fund to the Munder Internet Fund.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity

21

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

22

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to 25% of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on

23

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $159,799 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K, Class R or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

24

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00% on the first $1 billion and 0.90% on assets exceeding $1 billion. During the year ended June 30, 2005, the Fund paid an annual effective rate of 1.00% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $825,106 before payment of sub-administration fees and $551,798 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1075% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $248 for its sub-transfer agency and other related services provided to the Fund for the year ended

25

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $155 from commissions on sales of Class A Shares of the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee, consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited

26

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R
Shares	Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $591 to Comerica Securities and $910 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $557,948,709 and $798,776,313, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $72,376,470 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $186,726,311 and net depreciation for Federal income tax purposes was $114,349,841. At June 30, 2005, aggregate cost for Federal income tax purposes was $957,457,571.

27

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

6. Transactions with “Affiliated Companies”

    The term “affiliated companies” includes any company in which the Fund owns at least 5% of the company’s voting securities. At, or during the year ended June 30, 2005, the Fund held the following securities of affiliated companies:

		Purchased		Sold
Affiliated	Value at					Value at	Realized
Company	6/30/04	Cost	Shares	Cost	Shares	6/30/2005(a)	Loss

Autobytel, Inc.*
	$13,243,180	$6,627,050	918,000	$10,931,736	1,740,000	$3,074,295	$(430,208)
BlueStream Ventures, L.P.
	4,897,529	600,000	600,000	12,731,979	13,600,000	—	(10,917,527)
Digital Insight Corporation*
	30,450,297	7,440,605	493,000	33,470,746	1,906,722	1,319,858	(3,125,400)

							$(14,473,135)

*	During the year ended June 30, 2005, this security became affiliated and then later unaffiliated.

(a)	At June 30, 2005, the total value of securities of affiliated companies was $0.

7. Investment Concentration

    The Fund primarily invests in equity securities of domestic and, to a lesser extent, foreign companies positioned to benefit from the growth of the Internet. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances.

8. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $12,656.

28

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2005, the Fund had total commitments to contribute $1,883,800 to various issuers when and if required.

10. Contingencies

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

    The Advisor of the Fund and the Board of Trustees are reviewing certain shareholder trading activities which may result in a capital contribution of approximately $3 million by the Advisor to the Fund.

    The Advisor of the Fund and the Board of Trustees are also reviewing the application of the Fund’s redemption fee policy in prior years. This review may result in a capital contribution by the Advisor to the Fund that is expected to be insignificant.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, net operating losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$16,634,478	$234,527	$(16,869,005)

29

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post October
Loss/Capital	Unrealized
Loss Carryover	Depreciation	Total

$(3,548,860,889)	$(114,342,875)	$(3,663,203,764)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $3,489,553,573 of unused capital losses of which $102,926,897, $2,122,142,797, $859,651,331, $245,904,886 and $158,927,662 expire in 2009, 2010, 2011, 2012 and 2013, respectively. In addition, $24,327,273 of the losses expiring in 2009 may be further limited as this amount was acquired in the reorganization with the Munder International NetNet Fund that occurred on May 3, 2002.

    Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2004 and June 30, 2005 of $59,307,316.

12. Subsequent Event

    On July 15, 2005, the Board of Trustees approved the reorganization of the Amerindo Technology Fund (“Amerindo Fund”) with and into the Fund. The reorganization, which has been approved by the Board of Directors of the Amerindo Fund, is subject to (a) approval by Amerindo Fund shareholders at a Special Meeting called for October 14, 2005, and (b) the satisfaction of certain conditions specified under the terms of the Reorganization Agreement between the Amerindo Fund and the Fund. The reorganization is expected to occur as of the close of business on October 14, 2005.

13. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $3,505,221 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

14. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and

30

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

15. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

17. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding

31

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

32

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark indexes; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Morgan Stanley Internet Index and trailed the performance of the Inter@ctive Week Internet Index for each of the one-, three-and five-year periods in question and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for the one-year and three-year periods, and trailed the performance of the Lipper peer group for the five-year period.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Investment Advisory Agreement were not unreasonable.

33

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of breakpoints in the Fund’s advisory fee in May 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. The Board noted the Advisor’s discussion of: (1) how the Fund’s total expense ratio has been negatively affected by the relatively small minimum account size of the Fund’s shareholder accounts and (2) the Advisor’s extensive and continuing efforts to find ways to reduce the Fund’s total expense ratio, including by renegotiating service-provider agreements. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

34

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

35

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

18. Trustees and Executive Officers (Unaudited)

Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldsone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/ real estate/ manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan- Business School (since 8/66).	27	None

36

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/ Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

37

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

38

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

39

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position(s)	Office(1) and	Occupation(s)	Complex
	with the	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

40

Munder Internet Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with	Length of Time
Name, Address and Age	the Funds	Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Internet Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Internet Fund (formerly, Munder NetNet Fund) (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Internet Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

42

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNNET605

ANNUAL REPORT
June 30, 2005
Munder Large-Cap Core
Growth Fund
(formerly Munder Multi-Season Growth Fund®)
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Bryk, Michael Gura, Suresh Rajagopal and
Geoffrey Wilson

    The Fund generated a return of 9.33% for the year ended June 30. This compares to the 6.32% return for the S&P 500® Index, the 4.70% median return for the Lipper universe of large-cap core funds and the 5.37% median return for the Lipper universe of multi-cap growth funds. (The Fund is included in the Lipper multi-cap growth universe.)

    The Fund’s strong performance for the year, relative to the S&P 500® Index, was due to stock selection, especially in the information technology, consumer discretionary and health care sectors. Strong relative returns in these sectors more than offset weaker relative performance in the consumer staples and industrials sectors.

    Positions in CACI International, Inc. (1.8% of the Fund), Cognizant Technology Solutions Corporation (0.9% of the Fund) and Marvell Technology Group Ltd. (1.5% of the Fund) were largely responsible for the relative strength of the information technology sector. None of the three companies are represented in the S&P 500® Index. CACI International provides systems integration, managed network services, knowledge management and engineering services. Cognizant Technology Solutions, which operates in Europe, North America and Asia, offers technology design, development, integration and maintenance services for Fortune 1000 companies. Marvell Technology Group designs, develops and markets integrated circuits for communication-related markets.

    Three homebuilders, D.R. Horton, Inc. (1.4% of the Fund), Pulte Homes, Inc. (1.5% of the Fund) and Toll Brothers, Inc., were largely responsible for the Fund’s strong showing in the consumer discretionary sector. The position in Toll Brothers was sold in February due to valuation concerns. Two auto parts retailers, Advance Auto Parts, Inc. (1.3% of the Fund) and O’Reilly Automotive, Inc. (1.3% of the Fund), also had strong relative returns. In contrast to the strong performance of these holdings, Corinthian Colleges, Inc., a company that provides education services through for-profit, post-secondary schools devoted to career training, was the largest detractor from returns in the consumer discretionary sector. During the third quarter of 2004, management of the company significantly reduced its earnings forecast and the stock price fell sharply. The position was sold in August 2004.

    The relative strength of the Fund’s health care sector came from the health care providers and services industry, with performance boosted by overweighted positions in UnitedHealth Group, Inc. (1.8% of the Fund), WellPoint, Inc. (1.5% of the Fund) and Caremark Rx, Inc. (1.2% of the Fund) UnitedHealth Group provides health care coverage and related services to employers, employee groups, insurers, health maintenance organization (HMO) operators and other providers. WellPoint is a provider of health benefit programs and services, including group life and disability insurance benefits, pharmacy benefit management and dental and vision benefits. The company also offers services for employer self-funded plans, including claims processing and actuarial services. Caremark Rx provides pharmaceutical services in the U.S., including

iii

programs designed to reduce the costs and improve the safety, effectiveness and convenience of prescription drug use.

    Relative weakness in the consumer staples industry was largely due to the lack of a position in Altria Group, Inc., which performed well during the period, and an overweight in Alberto-Culver Company (1.3% of the Fund). Altria Group is a holding company whose subsidiaries include Philip Morris USA, Inc. and Kraft Foods, Inc. Alberto-Culver offers branded consumer products, including beauty and health care, as well as food and household products. An underweight in General Electric Co. (3.4% of the Fund) and an overweight in 3M Company (1.3% of the Fund) held back performance in the industrials sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-capitalization sector of the U.S. stock market. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. The Lipper large-cap core funds universe data is being provided as supplemental information and the Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of shares of the Munder Large-Cap Core Growth Fund (the “Fund”), Class B Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Core Growth Fund

CLASS B SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

					Lipper	Lipper
				S&P	Large-Cap	Multi-Cap
Class and	With		Without	500®	Core Funds	Growth Funds
Inception Date	Load		Load	Index#	Median**	Median**

CLASS A 8/4/93	$18,153	*	$19,210	$25,798	$21,963	$22,379

CLASS B 4/29/93	N/A		18,076	25,798	21,963	22,379

CLASS C 9/20/93	N/A		17,913	25,798	21,963	22,379

CLASS K 6/23/95	N/A		19,280	25,798	21,963	22,379

CLASS Y 8/16/93	N/A		19,763	25,798	21,963	22,379

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Ten			Since
	One		One	Five		Years	Ten		Years	Since		Inception
Class and	Year		Year	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load	w/load		load

CLASS A 8/4/93	3.06%	*	9.05%	(4.37)%	*	(3.28)%	6.14%	*	6.75%	6.66%	*	7.17%

CLASS B 4/29/93	3.21%†		8.21%	(4.39)%†		(4.06)%	N/A		6.10%	N/A		6.62%

CLASS C 9/20/93	7.23%†		8.23%	N/A		(3.96)%	N/A		6.00%	N/A		6.47%

CLASS K 6/23/95	N/A		9.02%	N/A		(3.24)%	N/A		6.78%	N/A		6.61%

CLASS Y 8/16/93	N/A		9.33%	N/A		(3.00)%	N/A		7.05%	N/A		7.47%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index comparative returns for each class of Shares of the Fund are as of 7/1/95.

**	The Lipper Multi-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. The Lipper Large-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper comparative returns for each class of Shares of the Fund are as of 7/1/95.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,014.40	$7.59	1.52%
Class B	$1,000.00	$1,010.60	$11.32	2.27%
Class C	$1,000.00	$1,011.30	$11.32	2.27%
Class K	$1,000.00	$1,014.30	$7.59	1.52%
Class Y	$1,000.00	$1,015.90	$6.35	1.27%

Hypothetical
Class A	$1,000.00	$1,017.26	$7.60	1.52%
Class B	$1,000.00	$1,013.54	$11.33	2.27%
Class C	$1,000.00	$1,013.54	$11.33	2.27%
Class K	$1,000.00	$1,017.26	$7.60	1.52%
Class Y	$1,000.00	$1,018.50	$6.36	1.27%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Large-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 98.4%
Consumer Discretionary — 12.3%
Diversified Consumer Services — 1.4%
41,400	Education Management Corporation†	$1,396,422

Hotels, Restaurants & Leisure — 1.2%
44,050	Applebee’s International, Inc.	1,166,885

Household Durables — 2.9%
38,400	D.R. Horton, Inc.	1,444,224
17,300	Pulte Homes, Inc.	1,457,525

		2,901,749

Specialty Retail — 6.8%
20,600	Advance Auto Parts, Inc.†	1,329,730
29,900	Bed Bath & Beyond, Inc.†	1,249,222
29,867	Lowe’s Companies, Inc.	1,738,857
44,366	O’Reilly Automotive, Inc.†	1,322,550
55,850	Staples, Inc.	1,190,722

		6,831,081

Total Consumer Discretionary		12,296,137

Consumer Staples — 9.1%
Beverages — 1.4%
25,500	PepsiCo, Inc.	1,375,215

Food & Staples Retailing — 4.6%
20,127	SYSCO Corporation	728,396
51,033	Wal-Mart Stores, Inc.	2,459,790
30,833	Walgreen Company	1,418,010

		4,606,196

Household Products — 1.8%
34,634	Procter & Gamble Company (The)	1,826,944

Personal Products — 1.3%
30,313	Alberto-Culver Company	1,313,462

Total Consumer Staples		9,121,817

Energy — 8.9%
Energy Equipment & Services — 1.5%
11,600	BJ Services Company	608,768
5,719	Noble Corporation	351,775
6,900	Schlumberger Limited	523,986

		1,484,529

See Notes to Financial Statements.

1

Munder Large-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 7.4%
15,400	Apache Corporation	$994,840
8,200	BP p.l.c., ADR	511,516
22,800	ConocoPhillips	1,310,772
57,800	Exxon Mobil Corporation	3,321,766
19,200	Ultra Petroleum Corp.†	582,912
8,000	Valero Energy Corporation	632,880

		7,354,686

Total Energy		8,839,215

Financials — 21.3%
Capital Markets — 2.3%
25,000	Investors Financial Services Corp.(a)	945,500
12,750	Legg Mason, Inc.	1,327,403

		2,272,903

Commercial Banks — 4.7%
34,700	Bank of America Corporation	1,582,667
17,300	Commerce Bancorp, Inc.(a)	524,363
55,800	UCBH Holdings, Inc.(a)	906,192
26,900	Wells Fargo & Company	1,656,502

		4,669,724

Consumer Finance — 3.9%
27,500	American Express Company	1,463,825
11,600	Capital One Financial Corporation	928,116
28,400	SLM Corporation	1,442,720

		3,834,661

Diversified Financial Services — 1.2%
25,862	Citigroup, Inc.	1,195,600

Insurance — 4.8%
23,081	American International Group, Inc.	1,341,006
16,371	Brown & Brown, Inc.	735,713
23,600	Prudential Financial, Inc.	1,549,576
33,150	W. R. Berkley Corporation	1,182,792

		4,809,087

Real Estate — 2.1%
33,180	General Growth Properties, Inc., REIT	1,363,366
14,800	New Century Financial Corporation, REIT(a)	761,460

		2,124,826

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Thrifts & Mortgage Finance — 2.3%
15,400	Federal Home Loan Mortgage Corporation	$1,004,542
20,000	Golden West Financial Corporation	1,287,600

		2,292,142

Total Financials		21,198,943

Health Care — 15.3%
Biotechnology — 0.9%
15,355	Amgen, Inc.†	928,363

Health Care Equipment & Supplies — 1.5%
18,300	Biomet, Inc.	633,912
17,300	Medtronic, Inc.	895,967

		1,529,879

Health Care Providers & Services — 7.3%
26,143	Caremark Rx, Inc.†	1,163,886
25,116	Express Scripts, Inc.†, (a)	1,255,298
37,071	Health Management Associates, Inc., Class A	970,519
11,400	Quest Diagnostics Incorporated	607,278
34,644	UnitedHealth Group, Inc.	1,806,338
21,200	WellPoint, Inc.†	1,476,368

		7,279,687

Pharmaceuticals — 5.6%
38,473	Johnson & Johnson	2,500,745
68,369	Pfizer, Inc.	1,885,617
37,600	Teva Pharmaceutical Industries Limited, ADR(a)	1,170,864

		5,557,226

Total Health Care		15,295,155

Industrials — 11.1%
Aerospace & Defense — 1.5%
20,163	L-3 Communications Holdings, Inc.	1,544,083

Air Freight & Logistics — 1.3%
15,400	FedEx Corporation	1,247,554

Industrial Conglomerates — 4.6%
18,300	3M Company	1,323,090
93,748	General Electric Company	3,248,368

		4,571,458

Machinery — 1.4%
26,000	Danaher Corporation	1,360,840

See Notes to Financial Statements.

3

Munder Large-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Road & Rail — 2.3%
71,200	J.B. Hunt Transport Services, Inc.	$1,374,160
31,300	Norfolk Southern Corporation	969,048

		2,343,208

Total Industrials		11,067,143

Information Technology — 15.2%
Communications Equipment — 1.5%
79,717	Cisco Systems, Inc.†	1,523,392

Computers & Peripherals — 1.5%
38,488	Dell, Inc.†	1,520,661

Electronic Equipment & Instruments — 0.9%
14,500	CDW Corporation	827,805

Information Technology Services — 3.7%
20,500	Anteon International Corporation†	935,210
28,800	CACI International, Inc.†, (a)	1,819,008
20,050	Cognizant Technology Solutions Corporation, Class A†	944,956

		3,699,174

Semiconductors & Semiconductor Equipment — 4.0%
71,514	Intel Corporation	1,863,655
38,500	Marvell Technology Group Ltd.†	1,464,540
16,400	Maxim Integrated Products, Inc.	626,644

		3,954,839

Software — 3.6%
91,508	Microsoft Corporation	2,273,059
37,600	Symantec Corporation†	817,424
20,200	VERITAS Software Corporation†	492,880

		3,583,363

Total Information Technology		15,109,234

Materials — 2.1%
Chemicals — 1.0%
20,900	Praxair, Inc.	973,940

Construction Materials — 1.1%
15,400	Florida Rock Industries, Inc.(a)	1,129,590

Total Materials		2,103,530

See Notes to Financial Statements.

4

Shares		Value

Telecommunication Services — 2.0%
Diversified Telecommunication Services — 0.9%
13,500	ALLTEL Corporation	$840,780

Wireless Telecommunication Services — 1.1%
34,700	Nextel Communications, Inc., Class A†	1,121,157

Total Telecommunication Services		1,961,937

Utilities — 1.1%
Water Utilities — 1.1%
37,374	Aqua America, Inc.	1,111,503

TOTAL COMMON STOCKS
(Cost $72,848,683)		98,104,614

Principal
Amount

REPURCHASE AGREEMENT — 1.9%
(Cost $1,842,000)
$1,842,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $1,842,130 on 07/01/2005, collateralized by $1,865,000 FHLMC, 4.500% maturing 11/15/2011 (value $1,878,988)	1,842,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 7.4%
(Cost $7,413,155)
7,413,155	State Street Navigator Securities Lending Trust – Prime Portfolio(b)	7,413,155

TOTAL INVESTMENTS
(Cost $82,103,838)	107.7%	107,359,769
OTHER ASSETS AND LIABILITIES (Net)	(7.7)	(7,681,274)

NET ASSETS
	100.0%	$99,678,495

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	As of June 30, 2005, the market value of the securities on loan is $7,866,428.

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation
REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

5

Munder Large-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $7,866,428 of securities loaned)	$105,517,769
Repurchase agreement	1,842,000

Total Investments	107,359,769
Cash	444
Interest receivable	130
Dividends receivable	49,761
Receivable for Fund shares sold	37,965
Prepaid expenses and other assets	19,557

Total Assets	107,467,626

LIABILITIES:
Payable for Fund shares redeemed	234,192
Payable upon return of securities loaned	7,413,155
Trustees’ fees and expenses payable	37,141
Transfer agency/record keeping fees payable	34,677
Distribution and shareholder servicing fees payable — Class A, B and C Shares	16,119
Administration fees payable	10,031
Custody fees payable	4,047
Investment advisory fees payable	3,755
Shareholder servicing fees payable — Class K Shares	3,411
Accrued expenses and other payables	32,603

Total Liabilities	7,789,131

NET ASSETS	$99,678,495

Investments, at cost	$82,103,838

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(28,470)
Accumulated net realized loss on investments sold	(27,004,930)
Net unrealized appreciation of investments	25,255,931
Paid-in capital	101,455,964

$99,678,495

NET ASSETS:
Class A Shares	$29,247,560

Class B Shares	$5,492,520

Class C Shares	$4,600,297

Class K Shares	$7,466,623

Class Y Shares	$52,871,495

SHARES OUTSTANDING:
Class A Shares	1,972,992

Class B Shares	412,786

Class C Shares	342,822

Class K Shares	502,370

Class Y Shares	3,444,039

CLASS A SHARES:
Net asset value and redemption price per share	$14.82

Maximum sales charge	5.50%
Maximum offering price per share	$15.68

CLASS B SHARES:
Net asset value and offering price per share*	$13.31

CLASS C SHARES:
Net asset value and offering price per share*	$13.42

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$14.86

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$15.35

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”)

See Notes to Financial Statements.

7

Munder Large-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$37,482
Dividends(a)	1,425,395
Securities lending	3,895

Total Investment Income	1,466,772

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	72,841
Class B Shares	66,475
Class C Shares	45,911
Shareholder servicing fees:
Class K Shares	21,311
Investment advisory fees	752,715
Administration fees	161,212
Transfer agency/record keeping fees	138,680
Registration and filing fees	41,582
Legal and audit fees	40,649
Custody fees	34,760
Trustees’ fees and expenses	28,455
Other	57,609

Total Expenses	1,462,200
Fees waived by transfer agent	(1,366)

Net Expenses	1,460,834

NET INVESTMENT INCOME	5,938

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	7,023,193
Net change in unrealized appreciation/(depreciation) of securities	1,621,825

Net realized and unrealized gain on investments	8,645,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,650,956

(a)	Net of dividend withholding taxes of $5,886.

See Notes to Financial Statements.

8

Munder Large-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income/(loss)	$5,938	$(400,082)
Net realized gain from security transactions	7,023,193	15,136,897
Net change in unrealized appreciation of securities	1,621,825	5,747,398

Net increase in net assets resulting from operations	8,650,956	20,484,213
Net decrease in net assets from Fund share transactions:
Class A Shares	(3,456,776)	(4,118,104)
Class B Shares	(3,196,086)	(3,824,193)
Class C Shares	(391,051)	(1,063,828)
Class K Shares	(3,395,798)	(7,816,631)
Class Y Shares	(7,807,977)	(8,838,318)
Short-term trading fees	149	—

Net decrease in net assets	(9,596,583)	(5,176,861)
NET ASSETS:
Beginning of year	109,275,078	114,451,939

End of year	$99,678,495	$109,275,078

Accumulated net investment loss	$(28,470)	$(34,408)

See Notes to Financial Statements.

9

Munder Large-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$3,136,905	$4,767,449
Redeemed	(6,593,681)	(8,885,553)

Net decrease	$(3,456,776)	$(4,118,104)

Class B Shares:
Sold	$612,844	$818,903
Redeemed*	(3,808,930)	(4,643,096)

Net decrease	$(3,196,086)	$(3,824,193)

Class C Shares:
Sold	$729,895	$725,600
Redeemed	(1,120,946)	(1,789,428)

Net decrease	$(391,051)	$(1,063,828)

Class K Shares:
Sold	$424,802	$350,387
Redeemed	(3,820,600)	(8,167,018)

Net decrease	$(3,395,798)	$(7,816,631)

Class Y Shares:
Sold	$3,126,036	$3,218,127
Redeemed	(10,934,013)	(12,056,445)

Net decrease	$(7,807,977)	$(8,838,318)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	221,410	368,535
Redeemed	(469,452)	(693,188)

Net decrease	(248,042)	(324,653)

Class B Shares:
Sold	47,572	70,231
Redeemed*	(302,482)	(402,391)

Net decrease	(254,910)	(332,160)

Class C Shares:
Sold	58,235	66,189
Redeemed	(88,276)	(155,527)

Net decrease	(30,041)	(89,338)

Class K Shares:
Sold	29,930	27,568
Redeemed	(272,492)	(653,155)

Net decrease	(242,562)	(625,587)

Class Y Shares:
Sold	214,879	244,049
Redeemed	(767,109)	(902,173)

Net decrease	(552,230)	(658,124)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

11

Munder Large-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

Net asset value, beginning of period	$13.59	$11.39	$11.72	$15.64		$20.63

Income/(loss) from investment operations:
Net investment loss	(0.01)	(0.05)	(0.02)	(0.03)		(0.06)
Net realized and unrealized gain/(loss) on investments	1.24	2.25	(0.31)	(3.34)		(2.64)

Total from investment operations	1.23	2.20	(0.33)	(3.37)		(2.70)

Less distributions:
Distributions from net realized gains	—	—	—	(0.55)		(2.29)
Distributions from capital	—	—	—	(0.00	)(d)	—

Total distributions	—	—	—	(0.55)		(2.29)

Short-term trading fees	0.00 (d)	—	—	—		—

Net asset value, end of period	$14.82	$13.59	$11.39	$11.72		$15.64

Total return(b)	9.05%	19.32%	(2.82)%	(21.72)%		(14.51)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$29,248	$30,186	$28,983	$32,255		$48,009
Ratio of operating expenses to average net assets	1.50%	1.48%	1.33%	1.21%		1.21%
Ratio of net investment income/(loss) to average net assets	(0.04)%	(0.38)%	(0.14)%	(0.19)%		(0.30)%
Portfolio turnover rate	29%	43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.50%	1.48%	1.33%	1.21%		1.42%

(a)	The Munder Large-Cap Core Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

12

B Shares

Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

$12.30	$10.38	$10.75	$14.50		$19.52

(0.10)	(0.13)	(0.09)	(0.12)		(0.18)
1.11	2.05	(0.28)	(3.08)		(2.55)

1.01	1.92	(0.37)	(3.20)		(2.73)

—	—	—	(0.55)		(2.29)
—	—	—	(0.00	)(d)	—

—	—	—	(0.55)		(2.29)

0.00 (d)	—	—	—		—

$13.31	$12.30	$10.38	$10.75		$14.50

8.21%	18.50%	(3.53)%	(22.21)%		(15.54)%

$5,493	$8,210	$10,377	$12,602		$25,574
2.25%	2.23%	2.08%	1.96%		1.96%
(0.79)%	(1.13)%	(0.89)%	(0.94)%		(1.05)%
29%	43%	66%	20%		38%
2.25%	2.23%	2.08%	1.96%		2.17%

See Notes to Financial Statements.

13

Munder Large-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

Net asset value, beginning of period	$12.40	$10.46	$10.85	$14.62		$19.55

Income/(loss) from investment operations:
Net investment loss	(0.10)	(0.13)	(0.09)	(0.12)		(0.18)
Net realized and unrealized gain/(loss) on investments	1.12	2.07	(0.30)	(3.10)		(2.46)

Total from investment operations	1.02	1.94	(0.39)	(3.22)		(2.64)

Less distributions:
Distributions from net realized gains	—	—	—	(0.55)		(2.29)
Distributions from capital	—	—	—	(0.00	)(d)	—

Total distributions	—	—	—	(0.55)		(2.29)

Short-term trading fees	0.00 (d)	—	—	—		—

Net asset value, end of period	$13.42	$12.40	$10.46	$10.85		$14.62

Total return(b)	8.23%	18.55%	(3.59)%	(22.23)%		(15.05)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$4,600	$4,622	$4,836	$4,153		$7,715
Ratio of operating expenses to average net assets	2.25%	2.23%	2.08%	1.96%		1.96%
Ratio of net investment income/(loss) to average net assets	(0.79)%	(1.13)%	(0.89)%	(0.94)%		(1.05)%
Portfolio turnover rate	29%	43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.25%	2.23%	2.08%	1.96%		2.17%

(a)	The Munder Large-Cap Core Growth Fund Class C Shares and Class K Shares commenced operations on September 20, 1993 and June 23, 1995, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

14

K Shares

Year	Year	Year	Year		Year
Ended	Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

$13.63	$11.42	$11.74	$15.66		$20.63

(0.01)	(0.05)	(0.01)	(0.03)		(0.05)
1.24	2.26	(0.31)	(3.34)		(2.63)

1.23	2.21	(0.32)	(3.37)		(2.68)

—	—	—	(0.55)		(2.29)
—	—	—	(0.00	)(d)	—

—	—	—	(0.55)		(2.29)

0.00 (d)	—	—	—		—

$14.86	$13.63	$11.42	$11.74		$15.66

9.02%	19.35%	(2.81)%	(21.63)%		(14.41)%

$7,467	$10,151	$15,646	$121,485		$195,746
1.50%	1.48%	1.33%	1.21%		1.21%
(0.04)%	(0.38)%	(0.14)%	(0.19)%		(0.30)%
29%	43%	66%	20%		38%
1.50%	1.48%	1.33%	1.21%		1.42%

See Notes to Financial Statements.

15

Munder Large-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)		6/30/01(c)

Net asset value, beginning of period	$14.04	$11.73	$12.04	$16.00		$20.98

Income/(loss) from investment operations:
Net investment income/(loss)	0.03	(0.02)	0.01	0.01		(0.01)
Net realized and unrealized gain/(loss) on investments	1.28	2.33	(0.32)	(3.42)		(2.68)

Total from investment operations	1.31	2.31	(0.31)	(3.41)		(2.69)

Less distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	—	—	—	(0.55)		(2.29)
Distributions from capital	—	—	—	(0.00	)(d)	—

Total distributions	—	—	—	(0.55)		(2.29)

Short-term trading fees	0.00 (d)	—	—	—		—

Net asset value, end of period	$15.35	$14.04	$11.73	$12.04		$16.00

Total return(b)	9.33%	19.69%	(2.66)%	(21.41)%		(14.20)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$52,871	$56,106	$54,610	$80,489		$159,736
Ratio of operating expenses to average net assets	1.25%	1.23%	1.08%	0.96%		0.96%
Ratio of net investment income/(loss) to average net assets	0.21%	(0.13)%	0.11%	0.06%		(0.05)%
Portfolio turnover rate	29%	43%	66%	20%		38%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.25%	1.23%	1.08%	0.96%		1.17%

(a)	The Munder Large-Cap Core Growth Fund Class Class Y Shares commenced operations on August 16, 1993.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

16

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Large-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements of the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

    On May 18, 2005, the Fund changed its name from the Munder Multi-Season Growth Fund to the Munder Large-Cap Core Growth Fund.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity

17

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded

18

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $1,366 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (“the Advisor”) is entitled to receive from the Fund a fee, computed and payable daily based on the average daily net assets of the Fund at an annual rate of 0.75% on assets up to $1 billion; 0.725% on assets from $1 billion to $2 billion; and 0.70% on assets exceeding $2 billion. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.7500% for advisory services.

19

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

    In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $161,212 before payment of sub-administration fees and $104,145 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1606% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $5,233 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $120 from commissions on sales of Class A Shares for the year ended June 30, 2005.

20

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board Member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

21

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $3,869 to Comerica Securities and $20,128 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $28,369,056 and $47,508,308, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $26,928,017 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $2,129,273 and net appreciation for Federal income tax purposes was $24,798,744. At June 30, 2005, aggregate cost for Federal income tax purposes was $82,561,025.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $1,578.

7. Contingencies

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

22

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

    The Advisor of the Fund and the Board of Trustees are reviewing certain shareholder trading activities which may result in a capital contribution of approximately $500,000 by the Advisor to the Fund.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Ordinary	Capital	Unrealized
Income	Loss Carryover	Appreciation	Total

$1,272	$(26,547,743)	$24,798,744	$(1,747,727)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $26,547,743 of unused capital losses of which $1,581,070 and $24,966,673 expire in 2010 and 2011, respectively. In addition, $1,581,070 of the losses expiring in 2010 may be further limited as this amount was acquired on May 9, 2003 in the reorganization with the Munder Large-Cap Growth Fund.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $7,009,211.

9. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $1,431,281 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

23

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

10. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

24

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to MST and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

25

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to MST;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance both of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”) and an additional Lipper group of funds provided by the Advisor for comparison.

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Fund’s benchmark index over the one-year period and trailed the performance of the benchmark over the three-, five-and ten-year periods and (2) total returns for Class Y shares (a) exceeded the median performance of the peer group as categorized by Lipper (i.e., Lipper Multi-Cap Growth Funds) for the one-year period and generally trailed the performance of that peer group for the three-, five- and ten-year periods and (b) exceeded the median performance of the Lipper group of funds considered by the Advisor to be most comparable to the Fund (i.e., Lipper Large-Cap Core Funds) for the one- and five-year periods and generally trailed the performance of that peer group for the three- and ten-year periods. The Board considered these facts in light of the Advisor’s ongoing efforts to improve investment performance across the fund complex and the attractive performance achieved by the Advisor with respect to a number of Munder Funds.

26

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of breakpoints in the Fund’s advisory fee in May 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in

27

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

28

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

14.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

29

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

30

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

31

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Positions(s)	Office(1) and	Occupation(s)	Complex
	with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

32

Munder Large-Cap Core Growth Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Core Growth Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Large-Cap Core Growth Fund (formerly, Munder Multi-Season Growth Fund) (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Core Growth Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

34

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCCG605

ANNUAL REPORT
June 30, 2005
Munder Large-Cap
Value Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
ix	Shareholder Fee Example
1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Equity securities (stocks) are more volatile and carry more risk, but generally provide greater return potential, than investments in certain other securities, like high-grade fixed income securities. Large-cap stocks generally have less volatility than smaller-cap and certain specialty securities, such as technology investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. This Fund also invests in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: John Adams, John Kreiter and Joseph Skornicka

    The Fund earned a return of 13.53% for the year ended June 30, relative to the 14.06% return for the Russell 1000 Value Index, the 8.87% Lipper universe of large-cap value funds and the 10.38% median return for the Lipper universe of multi-cap value funds. (The Fund is included in the Lipper multi-cap value universe.)

    The Fund had strong absolute performance for the year, although it lagged its Russell 1000 Value benchmark. The greatest relative strength for the year came from the Fund’s consumer discretionary and financials sectors. This strength was offset by relative weakness in the industrials and information technology sectors.

    The consumer discretionary sector added over one percentage point to the Fund’s relative return. Two homebuilders, Centex Corporation (2.8% of the Fund) and Pulte Homes, Inc. (0.9% of the Fund), helped to drive strong relative performance in the sector. Returns in the sector were also boosted by Neiman-Marcus Group, Inc., a company that operates Neiman-Marcus and Bergdorf Goodman stores targeted at affluent consumers. The Fund’s position in Neiman-Marcus was sold after the company agreed to be acquired by a private equity investor. The lack of holdings of Ford Motor Co. and General Motors Corp., both of which are represented in the Russell 1000 Value Index, was also positive for returns in the consumer discretionary sector.

    There were a number of contributors to strong performance in the financials sector. Two real estate investment trusts, Vornado Realty Trust (1.2% of the Fund) and General Growth Properties, Inc. (1.2% of the Fund), helped to boost returns in that sector.

    Relative weakness in the industrials sector was due largely to Tyco International Ltd. (1.6% of the Fund), while Lexmark International, Inc. (0.6% of the Fund) was the largest detractor from relative returns in the information technology sector. Both companies reported disappointing first quarter earnings, and the companies’ stock prices fell. Tyco International is a diversified manufacturing company, whose products include security and fire protection systems, fiber optic cable communications systems and medical devices and supplies. Lexmark International offers printers and printing supplies and services.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest companies in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market) with lower price-to-book ratios and lower forecasted growth rates. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which

iii

includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of multi-cap value funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. The Lipper large-cap value funds universe data is being provided as supplemental information and the Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Large-Cap Value Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Large-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

					Lipper	Lipper
				Russell	Multi-Cap	Large-Cap
Class and	With		Without	1000 Value	Value Funds	Value Funds
Inception Date	Load		Load	Index#	Median**	Median**

CLASS A (8/8/94)	$22,366	*	$23,671	$31,139	$26,734	$25,076

CLASS B (8/9/94)	N/A		22,304	31,139	26,734	25,076

CLASS C (12/5/95)	N/A		19,324	27,527	24,031	22,581

CLASS K (7/5/94)	N/A		23,663	31,139	26,734	25,076

CLASS Y (7/5/94)	N/A		24,275	31,139	26,734	25,076

	AVERAGE ANNUAL TOTAL RETURNS

			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS A (8/8/94)	7.03%	*	13.27%	5.61%	*	6.81%	8.38%	*	9.00%	8.96%	*	9.53%

CLASS B (8/9/94)	7.37%	†	12.37%	5.68%	†	6.00%	N/A		8.35%	N/A		8.93%

CLASS C (12/5/95)	11.38%	†	12.38%	N/A		6.01%	N/A		N/A	N/A		7.13%

CLASS K (7/5/94)	N/A		13.26%	N/A		6.81%	N/A		9.00%	N/A		9.54%

CLASS Y (7/5/94)	N/A		13.53%	N/A		7.09%	N/A		9.27%	N/A		9.81%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 12/1/95, 7/1/95, and 7/1/95, respectively.

vii

**	The Lipper Multi-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. The Lipper Large-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund, and is shown as supplemental information. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 12/1/95, 7/1/95, and 7/1/95, respectively.

viii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

ix

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,023.80	$7.53	1.50%
Class B	$1,000.00	$1,019.50	$11.27	2.25%
Class C	$1,000.00	$1,019.50	$11.27	2.25%
Class K	$1,000.00	$1,023.80	$7.53	1.50%
Class Y	$1,000.00	$1,025.00	$6.28	1.25%

Hypothetical
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class B	$1,000.00	$1,013.64	$11.23	2.25%
Class C	$1,000.00	$1,013.64	$11.23	2.25%
Class K	$1,000.00	$1,017.36	$7.50	1.50%
Class Y	$1,000.00	$1,018.60	$6.26	1.25%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

x

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 96.7%
Consumer Discretionary — 11.2%
Auto Components — 1.1%
16,785	Magna International, Inc., Class A	$1,180,657

Hotels, Restaurants & Leisure — 1.7%
13,974	Carnival Corporation	762,282
13,262	Harrah’s Entertainment, Inc.	955,792

		1,718,074

Household Durables — 3.7%
41,134	Centex Corporation	2,906,940
10,930	Pulte Homes, Inc.(a)	920,852

		3,827,792

Media — 3.6%
83,904	Comcast Corporation, Class A Special†	2,512,925
15,220	Omnicom Group Inc.	1,215,469

		3,728,394

Specialty Retail — 1.1%
58,350	Gap, Inc. (The)	1,152,413

Total Consumer Discretionary		11,607,330

Consumer Staples — 5.0%
Food & Staples Retailing — 3.0%
42,140	BJ’s Wholesale Club, Inc.†	1,369,129
27,250	CVS Corporation	792,157
29,170	SUPERVALU, Inc.	951,234

		3,112,520

Food Products — 1.1%
30,340	Cadbury Schweppes PLC, ADR(a)	1,162,932

Household Products — 0.9%
14,725	Kimberly-Clark Corporation	921,638

Total Consumer Staples		5,197,090

Energy — 12.7%
Energy Equipment & Services — 2.0%
21,870	National Oilwell Varco, Inc.†	1,039,700
41,020	Pride International, Inc.†	1,054,214

		2,093,914

See Notes to Financial Statements.

1

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil, Gas & Consumable Fuels — 10.7%
32,980	Apache Corporation	$2,130,508
26,198	Chevron Corporation	1,464,992
38,290	ConocoPhillips	2,201,292
73,869	Exxon Mobil Corporation	4,245,251
8,700	Total SA, ADR(a)	1,016,595

		11,058,638

Total Energy		13,152,552

Financials — 32.2%
Capital Markets — 5.0%
26,170	Bank of New York Company, Inc. (The)	753,172
12,521	Goldman Sachs Group, Inc. (The)	1,277,392
11,928	Lehman Brothers Holdings, Inc.	1,184,212
35,370	Merrill Lynch & Co., Inc	1,945,704

		5,160,480

Commercial Banks — 6.7%
40,522	Bank of America Corporation	1,848,208
54,710	U.S. Bancorp	1,597,532
18,710	Wachovia Corporation	928,016
24,258	Wells Fargo & Company	1,493,808
15,020	Zions Bancorporation	1,104,421

		6,971,985

Consumer Finance — 1.7%
21,585	Capital One Financial Corporation	1,727,016

Diversified Financial Services — 6.5%
13,190	CIT Group Inc.	566,774
81,581	Citigroup, Inc.	3,771,490
65,849	JPMorgan Chase & Co.	2,325,787

		6,664,051

Insurance — 5.4%
12,476	ACE Limited	559,549
19,990	Allstate Corporation (The)	1,194,403
11,414	American International Group, Inc.	663,153
10,770	Hartford Financial Services Group, Inc.	805,381

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Insurance (Continued)
26,710	MetLife, Inc.	$1,200,347
17,140	Prudential Financial, Inc.	1,125,412

		5,548,245

Real Estate — 3.6%
29,998	General Growth Properties, Inc., REIT	1,232,618
7,949	New Century Financial Corporation, REIT(a)	408,976
22,510	ProLogis, REIT	905,802
14,908	Vornado Realty Trust, REIT	1,198,603

		3,745,999

Thrifts & Mortgage Finance — 3.3%
20,112	Federal Home Loan Mortgage Corporation	1,311,906
53,900	PMI Group, Inc. (The)(a)	2,101,022

		3,412,928

Total Financials		33,230,704

Health Care — 5.9%
Health Care Providers & Services — 2.5%
36,528	WellPoint, Inc.†	2,543,810

Pharmaceuticals — 3.4%
89,150	Pfizer, Inc.	2,458,757
23,410	Wyeth	1,042,053

		3,500,810

Total Health Care		6,044,620

Industrials — 9.6%
Aerospace & Defense — 2.0%
39,308	United Technologies Corporation	2,018,466

Building Products — 1.0%
32,078	Masco Corporation	1,018,797

Commercial Services & Supplies — 1.0%
39,520	ARAMARK Corporation, Class B	1,043,328

Industrial Conglomerates — 2.8%
36,700	General Electric Company	1,271,655
56,088	Tyco International Ltd.	1,637,770

		2,909,425

See Notes to Financial Statements.

3

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Machinery — 2.8%
19,900	Danaher Corporation	$1,041,566
18,905	ITT Industries, Inc.	1,845,695

		2,887,261

Total Industrials		9,877,277

Information Technology — 6.3%
Communications Equipment — 1.3%
80,480	Nokia Corporation, ADR	1,339,187

Computers & Peripherals — 1.5%
22,753	Hewlett-Packard Company	534,923
4,828	International Business Machines Corporation	358,238
9,616	Lexmark International, Inc., Class A†	623,405

		1,516,566

Electronic Equipment & Instruments — 0.8%
20,780	Amphenol Corporation, Class A	834,733

Information Technology Services — 0.9%
43,760	Accenture Ltd., Class A†	992,039

Semiconductors & Semiconductor Equipment — 1.1%
43,760	Intel Corporation	1,140,386

Software — 0.7%
16,000	Intuit, Inc.†	721,760

Total Information Technology		6,544,671

Materials — 4.6%
Chemicals — 3.6%
12,720	BASF AG, ADR	839,520
43,188	Praxair, Inc.	2,012,561
11,850	Scotts Miracle-Gro Company (The)†	843,838

		3,695,919

Metals & Mining — 1.0%
38,582	Alcoa, Inc.	1,008,148

Total Materials		4,704,067

See Notes to Financial Statements.

4

Shares		Value

Telecommunication Services — 4.1%
Diversified Telecommunication Services — 4.1%
24,221	ALLTEL Corporation	$1,508,484
37,876	SBC Communications, Inc.	899,555
52,749	Verizon Communications, Inc.	1,822,478

Total Telecommunication Services		4,230,517

Utilities — 5.1%
Electric Utilities — 3.1%
7,970	Consolidated Edison, Inc.(a)	373,315
4,902	DTE Energy Company	229,266
12,305	Edison International(a)	498,968
5,744	Entergy Corporation	433,959
11,522	Exelon Corporation	591,424
9,788	FPL Group, Inc.	411,683
3,020	PPL Corporation	179,328
9,824	Progress Energy, Inc.	444,438

		3,162,381

Gas Utilities — 0.3%
5,153	Equitable Resources, Inc.	350,404

Independent Power Producers & Energy Traders — 0.9%
9,863	Duke Energy Corporation	293,227
7,153	TXU Corp.	594,343

		887,570

Multi-Utilities — 0.8%
7,050	Dominion Resources, Inc.	517,399
9,412	Wisconsin Energy Corporation	367,068

		884,467

Total Utilities		5,284,822

TOTAL COMMON STOCKS
(Cost $77,837,780)		99,873,650

See Notes to Financial Statements.

5

Munder Large-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

REPURCHASE AGREEMENT — 16.4%
(Cost $16,904,000)
$16,904,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $16,905,197 on 07/01/2005, collateralized by $16,970,000 FNMA, 4.250% maturing 05/15/2009 (value $17,245,763)	$16,904,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 5.0%
(Cost $5,149,940)
5,149,940	State Street Navigator Securities Lending Trust – Prime Portfolio(b)	5,149,940

TOTAL INVESTMENTS
(Cost $99,891,720)	118.1%	121,927,590
OTHER ASSETS AND LIABILITIES (Net)	(18.1)	(18,718,905)

NET ASSETS	100.0%	$103,208,685

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	As of June 30, 2005, the market value of the securities on loan is $5,012,183.

ABBREVIATIONS:

ADR    — American Depositary Receipt
FNMA — Federal National Mortgage Association
REIT    — Real Estate Investment Trust

See Notes to Financial Statements.

6

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Large-Cap Value Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	88.3%	$91,145,401
Bermuda	3.1	3,189,358
Finland	1.3	1,339,187
Canada	1.1	1,180,657
United Kingdom	1.1	1,162,932
France	1.0	1,016,595
Germany	0.8	839,520

TOTAL COMMON STOCKS	96.7	99,873,650
REPURCHASE AGREEMENT	16.4	16,904,000
COLLATERAL FOR SECURITIES ON LOAN	5.0	5,149,940

TOTAL INVESTMENTS	118.1	121,927,590
OTHER ASSETS AND LIABILITIES (Net)	(18.1)	(18,718,905)

NET ASSETS	100.0%	$103,208,685

See Notes to Financial Statements.

7

Munder Large-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $5,012,183 of securities loaned)	$105,023,590
Repurchase agreement	16,904,000

Total Investments	121,927,590
Cash	494
Interest receivable	1,197
Dividends receivable	85,671
Receivable for investment securities sold	1,851,164
Receivable for Fund shares sold	74,124
Prepaid expenses and other assets	16,782

Total Assets	123,957,022

LIABILITIES:
Payable for Fund shares redeemed	502,548
Payable for investment securities purchased	14,978,221
Payable upon return of securities loaned	5,149,940
Trustees’ fees and expenses payable	27,055
Transfer agency/record keeping fees payable	19,781
Distribution and shareholder servicing fees payable-Class A, B and C Shares	12,129
Administration fees payable	8,388
Shareholder servicing fees payable — Class K Shares	6,823
Custody fees payable	2,909
Investment advisory fees payable	1,522
Accrued expenses and other payables	39,021

Total Liabilities	20,748,337

NET ASSETS	$103,208,685

Investments, at cost	$99,891,720

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$21,388
Undistributed net realized gain on investments	513,632
Net unrealized appreciation of investments	22,036,324
Paid-in capital	80,637,341

$103,208,685

NET ASSETS:
Class A Shares	$8,531,849

Class B Shares	$8,345,775

Class C Shares	$3,213,625

Class K Shares	$30,708,513

Class Y Shares	$52,408,923

SHARES OUTSTANDING:
Class A Shares	572,954

Class B Shares	570,776

Class C Shares	219,914

Class K Shares	2,060,517

Class Y Shares	3,515,598

CLASS A SHARES:
Net asset value and redemption price per share	$14.89

Maximum sales charge	5.50%
Maximum offering price per share	$15.76

CLASS B SHARES:
Net asset value and offering price per share*	$14.62

CLASS C SHARES:
Net asset value and offering price per share*	$14.61

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$14.90

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$14.91

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Large-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$10,440
Dividends(a)	1,809,358
Securities lending	8,849

Total Investment Income	1,828,647

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	17,569
Class B Shares	95,401
Class C Shares	31,312
Shareholder servicing fees:
Class K Shares	86,071
Investment advisory fees	664,218
Administration fees	143,494
Transfer agency/record keeping fees	96,883
Registration and filing fees	43,172
Legal and audit fees	40,201
Custody fees	29,334
Trustees’ fees and expenses	26,589
Other	49,469

Total Expenses	1,323,713
Fees waived by transfer agent	(832)

Net Expenses	1,322,881

NET INVESTMENT INCOME	505,766

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	7,310,016
Futures contracts	(44,848)
Net change in unrealized appreciation/(depreciation) of:
Securities	3,335,376
Foreign currency-related transactions	(40)

Net realized and unrealized gain on investments	10,600,504

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,106,270

(a)	Net of foreign withholding taxes of $18,445.

See Notes to Financial Statements.

10

Munder Large-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$505,766	$450,648
Net realized gain from security transactions and futures contracts	7,265,168	3,527,613
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	3,335,336	13,435,596

Net increase in net assets resulting from operations	11,106,270	17,413,857
Dividends to shareholders from net investment income:
Class A Shares	(36,174)	(27,042)
Class B Shares	(7,971)	—
Class C Shares	(2,483)	—
Class K Shares	(161,659)	(192,569)
Class Y Shares	(261,419)	(210,652)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	1,448,174	(474,469)
Class B Shares	(2,708,579)	(962,190)
Class C Shares	(399,758)	(115,182)
Class K Shares	(12,597,086)	(16,144,145)
Class Y Shares	16,325,513	(514,719)
Short-term trading fees	153	—

Net increase/(decrease) in net assets	12,704,981	(1,227,111)
NET ASSETS:
Beginning of year	90,503,704	91,730,815

End of year	$103,208,685	$90,503,704

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$21,388	$(533)

See Notes to Financial Statements.

11

Munder Large-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$3,285,631	$1,722,797
Issued as reinvestment of dividends	26,902	20,750
Redeemed	(1,864,359)	(2,218,016)

Net increase/(decrease)	$1,448,174	$(474,469)

Class B Shares:
Sold	$2,060,168	$1,770,377
Issued as reinvestment of dividends	4,168	—
Redeemed*	(4,772,915)	(2,732,567)

Net decrease	$(2,708,579)	$(962,190)

Class C Shares:
Sold	$458,374	$766,143
Issued as reinvestment of dividends	1,607	—
Redeemed	(859,739)	(881,325)

Net decrease	$(399,758)	$(115,182)

Class K Shares:
Sold	$1,190,673	$2,830,492
Issued as reinvestment of dividends	78	47
Redeemed	(13,787,837)	(18,974,684)

Net decrease	$(12,597,086)	$(16,144,145)

Class Y Shares:
Sold	$22,302,927	$6,382,066
Issued as reinvestment of dividends	47,056	12,440
Redeemed	(6,024,470)	(6,909,225)

Net increase/(decrease)	$16,325,513	$(514,719)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	230,133	134,623
Issued as reinvestment of dividends	1,843	1,672
Redeemed	(132,832)	(179,557)

Net increase/(decrease)	99,144	(43,262)

Class B Shares:
Sold	149,765	144,926
Issued as reinvestment of dividends	291	—
Redeemed*	(343,566)	(221,456)

Net decrease	(193,510)	(76,530)

Class C Shares:
Sold	32,466	62,493
Issued as reinvestment of dividends	112	—
Redeemed	(63,073)	(71,979)

Net decrease	(30,495)	(9,486)

Class K Shares:
Sold	85,088	231,362
Issued as reinvestment of dividends	6	4
Redeemed	(979,469)	(1,563,618)

Net decrease	(894,375)	(1,332,252)

Class Y Shares:
Sold	1,509,771	507,668
Issued as reinvestment of dividends	3,177	991
Redeemed	(415,144)	(551,043)

Net increase/(decrease)	1,097,804	(42,384)

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

13

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)		6/30/02	6/30/01

Net asset value, beginning of year	$13.21	$10.98	$11.42		$13.06	$11.83

Income/(loss) from investment operations:
Net investment income/(loss)	0.08	0.06	0.07		0.05	0.08
Net realized and unrealized gain/(loss) on investments	1.67	2.23	(0.44)		(1.25)	1.70

Total from investment operations	1.75	2.29	(0.37)		(1.20)	1.78

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.07)		(0.04)	(0.07)
Distributions from net realized gains	—	—	—		(0.40)	(0.48)
Distributions from capital	—	—	(0.00	)(d)	—	—

Total distributions	(0.07)	(0.06)	(0.07)		(0.44)	(0.55)

Short-term trading fees	0.00 (d)	—	—		—	—

Net asset value, end of year	$14.89	$13.21	$10.98		$11.42	$13.06

Total return(b)	13.27%	20.86%	(3.16)%		(9.06)%	15.32%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$8,532	$6,259	$5,675		$7,179	$6,654
Ratio of operating expenses to average net assets	1.48%	1.47%	1.35%		1.28%	1.22%
Ratio of net investment income/(loss) to average net assets	0.58%	0.52%	0.71%		0.34%	0.52%
Portfolio turnover rate	47%	31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers	1.48%	1.47%	1.35%		1.28%	1.22%

(a)	The Munder Large-Cap Value Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

14

B Shares

Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)		6/30/02	6/30/01

$13.02	$10.84	$11.29		$12.97	$11.79

(0.02)	(0.03)	(0.01)		(0.04)	(0.02)
1.63	2.21	(0.44)		(1.24)	1.69

1.61	2.18	(0.45)		(1.28)	1.67

(0.01)	—	(0.00	)(d)	—	(0.01)
—	—	—		(0.40)	(0.48)
—	—	(0.00	)(d)	—	—

(0.01)	—	—		(0.40)	(0.49)

0.00 (d)	—	—		—	—

$14.62	$13.02	$10.84		$11.29	$12.97

12.37%	20.11%	(3.98)%		(9.72)%	14.39%

$8,346	$9,948	$9,119		$11,994	$10,905
2.23%	2.22%	2.10%		2.03%	1.97%
(0.18)%	(0.23)%	(0.04)%		(0.41)%	(0.23)%
47%	31%	30%		30%	65%
2.23%	2.22%	2.10%		2.03%	1.97%

See Notes to Financial Statements.

15

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)		6/30/02	6/30/01

Net asset value, beginning of year	$13.01	$10.84	$11.28		$12.96	$11.78

Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)	(0.03)	(0.01)		(0.04)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.63	2.20	(0.43)		(1.24)	1.69

Total from investment operations	1.61	2.17	(0.44)		(1.28)	1.67

Less distributions:
Dividends from net investment income	(0.01)	—	(0.00	)(d)	—	(0.01)
Distributions from net realized gains	—	—	—		(0.40)	(0.48)
Distributions from capital	—	—	(0.00	)(d)	—	—

Total distributions	(0.01)	—	(0.00	)(d)	(0.40)	(0.49)

Short-term trading fees	0.00 (d)	—	—		—	—

Net asset value, end of year	$14.61	$13.01	$10.84		$11.28	$12.96

Total return(b)	12.38%	20.02%	(3.89)%		(9.73)%	14.40%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$3,214	$3,257	$2,817		$3,733	$3,781
Ratio of operating expenses to average net assets	2.23%	2.22%	2.10%		2.03%	1.97%
Ratio of net investment income/(loss) to average net assets	(0.18)%	(0.23)%	(0.04)%		(0.41)%	(0.23)%
Portfolio turnover rate	47%	31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers	2.23%	2.22%	2.10%		2.03%	1.97%

(a)	The Munder Large-Cap Value Fund Class C Shares and Class K Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

16

K Shares

Year	Year	Year		Year	Year
Ended	Ended	Ended		Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)		6/30/02	6/30/01

$13.22	$10.98	$11.43		$13.06	$11.84

0.08	0.06	0.07		0.05	0.08
1.67	2.24	(0.45)		(1.24)	1.69

1.75	2.30	(0.38)		(1.19)	1.77

(0.07)	(0.06)	(0.07)		(0.04)	(0.07)
—	—	—		(0.40)	(0.48)
—	—	(0.00	)(d)	—	—

(0.07)	(0.06)	$(0.07)		$(0.44)	$(0.55)

0.00 (d)	—	—		—	—

$14.90	$13.22	$10.98		$11.43	$13.06

13.26%	20.96%	(3.25)%		(8.98)%	15.22%

$30,709	$39,063	$47,087		$55,232	$80,625
1.48%	1.47%	1.35%		1.28%	1.22%
0.59%	0.52%	0.71%		0.34%	0.52%
47%	31%	30%		30%	65%
1.48%	1.47%	1.35%		1.28%	1.22%

See Notes to Financial Statements.

17

Munder Large-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)		6/30/02	6/30/01

Net asset value, beginning of year	$13.23	$10.99	$11.43		$13.07	$11.84

Income/(loss) from investment operations:
Net investment income	0.12	0.09	0.10		0.07	0.10
Net realized and unrealized gain/(loss) on investments	1.67	2.24	(0.44)		(1.24)	1.71

Total from investment operations	1.79	2.33	(0.34)		(1.17)	1.81

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.10)		(0.07)	(0.10)
Distributions from net realized gains	—	—	—		(0.40)	(0.48)
Distributions from capital	—	—	(0.00	)(d)	—	—

Total distributions	(0.11)	(0.09)	(0.10)		(0.47)	(0.58)

Short-term trading fees	0.00 (d)	—	—		—	—

Net asset value, end of year	$14.91	$13.23	$10.99		$11.43	$13.07

Total return(b)	13.53%	21.24%	(2.92)%		(8.83)%	15.59%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$52,409	$31,977	$27,033		$77,446	$79,553
Ratio of operating expenses to average net assets	1.23%	1.22%	1.10%		1.03%	0.97%
Ratio of net investment income to average net assets	0.83%	0.77%	0.96%		0.59%	0.77%
Portfolio turnover rate	47%	31%	30%		30%	65%
Ratio of operating expenses to average net assets without expense waivers	1.23%	1.22%	1.10%		1.03%	0.97%

(a)	The Munder Large-Cap Value Fund Class Y Shares commenced operations on July 5, 1994.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

18

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Large-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation and current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts and financial futures contracts, are generally valued at the last quoted sale price on the primary market or

19

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/ (depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

20

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation or depreciation from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Futures Contracts: The Fund entered into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/(depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

    There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest,

21

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $832 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

22

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly (if available). The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.75% on the first $100 million, and 0.70% on assets exceeding $100 million. Prior to August 10, 2004, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets. During the year ended June 30, 2005, the Fund paid an effective rate of 0.7500% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

23

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    For the year ended June 30, 2005, the Advisor earned $143,494 before payment of sub-administration fees and $92,101 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1620% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $6,476 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $60 from commissions on sales of Class A Shares of the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of

24

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $184 to Comerica Securities and $86,005 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $41,620,172 and $42,621,762, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $23,665,312 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $1,843,745 and net appreciation for Federal income tax purposes was $21,821,567. At June 30, 2005, aggregate cost for Federal income tax purposes was $100,106,023.

25

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $1,356.
7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for return of capital and capital gain distributions from real estate investment trusts were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$(14,139)	$14,139

    During the years ended June 30, 2005 and June 30, 2004, dividends of $469,706 and $430,263, respectively, were paid to shareholders from ordinary income on a tax basis.

26

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Capital
Ordinary	Long-Term	Loss	Unrealized
Income	Gain	Carryover	Appreciation	Total

$43,752	$1,063,820	$(335,888)	$21,822,021	$22,593,705

    The differences between book and tax distributable earnings are primarily due to wash sales, real estate investment trust basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes $335,888 of unused capital losses which expire in 2009. These losses may be limited as they were acquired in the reorganization with the Munder Framlington Global Financial Services Fund that occurred on May 3, 2002.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $6,411,390.

9. Tax Information (Unaudited)

    Of the distributions paid by the Fund, 100% will qualify for the dividend received deduction available to corporate shareholders.

    For the fiscal year ended June 30, 2005, the Fund designated approximately $1,827,802 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

27

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

11. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to MST and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

28

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to MST;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

29

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance both of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”) and an additional Lipper group of funds provided by the Advisor for comparison.

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that, for the periods in question, the Fund’s: (1) gross returns for Class Y shares trailed the performance of the Fund’s benchmark index; (2) total returns for Class Y shares trailed the median performance of the Fund’s peer group as categorized by Lipper (i.e., Lipper Multi-Cap Value Funds); and (3) gross returns for Class Y shares exceeded the median performance of the Lipper group of funds considered by the Advisor to be most comparable to the Fund (i.e., Lipper Large-Cap Value Funds) and total returns for Class Y shares exceeded performance of that peer group for the one-, three-and five-year periods and trailed the performance of that peer group for the ten-year period.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

30

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor

31

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

14. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees
Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

32

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

33

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

34

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee
Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

35

Munder Large-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers
Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05) Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

36

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Large-Cap Value Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Large-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Large-Cap Value Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNLCV605

ANNUAL REPORT
June 30, 2005
Munder Michigan
Tax-Free Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    The bond market displayed positive performance for the year ended June 30, 2005, with the Lehman Brothers Aggregate Bond Index generating a 6.80% return and the Lehman Brothers Municipal Bond Index posting an 8.24% return. In the municipal market, revenue bonds outperformed general obligation securities, due largely to the strong performance of industrial development and pollution control revenue (IDR/PCR) bonds. Longer-term municipal bonds had the best performance, with the Lehman Brothers Long Bond Municipal Index generating a return of 13.84% for the year ended June 30. This compares to the 4.42% return for the Lehman Brothers 5-Year Municipal Index.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline in the taxable and municipal markets, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    Towards the end of the second quarter of 2005, the maturity of the Munder Michigan Tax-Free Bond Fund was shortened. The dollar-weighted average maturity of the Fund will now generally range between three and ten years, rather than the former eight to twenty-years. We believe that a short-intermediate maturity will better align the Fund with the investment objectives of many of its shareholders.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Munder Michigan Tax-Free Bond Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments geographically within the state of Michigan, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Further, a portion of the Fund’s income may be subject to state, local and/or federal alternative minimum taxes. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by maturity range. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 MATURITY ALLOCATION*

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date, and variable rate securities, which use the next interest rate reset date. No specific maturity is assigned to investment company securities.

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and

ii

capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Roger Soderstrom and Adam Thayer

    The Fund earned a return of 6.36% for the year ended June 30, 2005, relative to the 3.93% return for its blended Lehman Brothers benchmark (50% Lehman Brothers Municipal Managed Money Short Term Index and 50% Lehman Brothers Municipal Managed Money Short/ Intermediate Index) and the 6.82% median return for the Lipper universe of Michigan municipal debt funds. The Fund’s former benchmark, a blended index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes, had a return of 9.35% for the year.

    For the nine months ended March 31, 2005, the Fund’s benchmark was the equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. For those nine months, the benchmark posted a return of 5.75%, compared to the 3.84% return for the Fund. During that time period, the Fund maintained a barbell maturity structure, with the targeted maturity reached through a combination of long-term and short-term securities. This maturity structure works best when the yield curve is flattening, that is, when the gap between long-term and short-term yields is narrowing, as it did during this time period. As a result, the Fund’s maturity structure had a positive impact on the Fund’s relative performance.

    Countering this positive influence was the Fund’s focus on high quality securities. Given the strong performance of lower-quality and non-traditional municipal securities, including industrial development and pollution control revenue (IDR/ PCR) bonds, the Fund’s emphasis on quality securities held back relative returns.

    Towards the end of the second quarter of 2005, the Fund began its transition from a longer-term average maturity fund to a short-intermediate average maturity fund. As a result of this repositioning, the effective duration of the Fund (its price sensitivity to changes in interest rates) was reduced from 7.6 years on March 31, 2005 to 5.6 years on June 30. Given the rally in the municipal market during the quarter, the reduction in duration caused the Fund’s performance to trail its old benchmark, although it outperformed its new shorter-maturity benchmark. Other influences on the Fund’s return, including sector and quality weights, had minimal impact on the Fund’s relative performance. For the quarter, the Fund posted a return of 2.43%, compared to the 3.40% return of its former benchmark (the equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes) and the 1.85% return for the Fund’s new benchmark (50% Lehman Brothers Municipal Managed Money Short Term Index and 50% Lehman Brothers Municipal Managed Money Short/ Intermediate Index).

    The Fund is expected to continue the transitioning process during the third quarter of 2005, moving its duration and maturity closer to its new short-intermediate benchmark. In terms of dollar-weighted average maturity, the Fund’s targeted

iii

dollar-weighted average maturity will have moved from a range of eight to twenty-two years to a range of three to ten years when the transitioning is completed.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Municipal Managed Money Short Term Index and Lehman Brothers Municipal Managed Money Short/ Intermediate Index is made up of municipal bonds, other than alternative minimum tax (AMT) bonds and airline, hospital, housing and tobacco bonds, which were issued within the last five years and are rated at least Aa3. The Short Term Index is limited to bonds with maturities between one and five years, while the Short/ Intermediate Index is limited to bonds with maturities between one and ten years. The Lehman Brothers 5-year, 10-year, 15-year, 20-year and Long Bond Municipal Bond Indexes are rules-based, market-value-weighted indexes that measure the performance of the investment-grade tax-exempt bond market with maturities ranging from 4-6 years, 8-12 years, 12-17 years, 17-22 years and over 22 years, respectively. The Lehman Brothers Municipal Bond Index includes all maturity ranges. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of Michigan municipal debt funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Class Y Shares of Munder Michigan Tax-Free Bond Fund (the “Fund”) over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Michigan Tax-Free Bond Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

						Lehman	Lehman
				Lehman	Lehman	Muni Managed	Muni Managed	Lipper
Class and	With		Without	15-Yr. Muni	Blended	Short Term	Short/Int.	MI Muni Debt
Inception Date	Load		Load	Index#	Index#	Index#	Blended Index#	Funds Median**

CLASS A 2/15/94	$16,304	*	$16,985	$19,828	$19,474	$15,607	$16,290	$16,772
CLASS B 7/5/94	N/A		16,027	19,828	19,474	15,607	16,290	16,772
CLASS C 10/4/96	N/A		14,597	18,063	17,764	14,690	15,288	15,539
CLASS K 1/3/94	N/A		16,985	19,828	19,474	15,607	16,290	16,772
CLASS Y 1/3/94	N/A		17,387	19,828	19,474	15,607	16,290	16,772

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Ten			Since
	One		One	Five		Years	Ten		Years	Since		Inception
Class and	Year		Year	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load	w/load		load

CLASS A 2/15/94	2.02%	*	6.31%	4.97%	*	5.82%	5.01%	*	5.44%	4.45%	*	4.82%
CLASS B 7/5/94	0.50%	†	5.50%	4.69%	†	5.02%	N/A		4.83%	N/A		5.06%
CLASS C 10/4/96	4.53%	†	5.53%	N/A		4.97%	N/A		N/A	N/A		4.42%
CLASS K 1/3/94	N/A		6.31%	N/A		5.80%	N/A		5.44%	N/A		4.73%
CLASS Y 1/3/94	N/A		6.36%	N/A		6.02%	N/A		5.69%	N/A		4.98%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Lehman Brothers 15-Year Municipal Bond Index is a rules-based, market-value-weighted index that measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 12-17 years. The Lehman Blended Index is a blended index made up of 1/3 Lehman Brothers 20-Year Municipal Bond Index (which includes maturities ranging from 17-22 years), 1/3 Lehman Brothers 15-Year Municipal Bond Index (which includes maturities ranging from 12-17 years), and 1/3 Lehman Brothers 10-Year Municipal Bond Index (which includes maturities ranging from 8-12 years). The Lehman Brothers Municipal Managed Money Short Term Index is made up of municipal bonds, other than alternative minimum tax bonds and airline, hospital, housing and tobacco bonds, which have maturities between one and five years, were issued within the last five years, and are rated at least Aa3. The Lehman Brothers Municipal Managed Blended Index is made up of 50% Lehman Brothers Municipal Managed Money Short Term Index and 50% Lehman Brothers Municipal Managed Money Short/ Intermediate Index, which is limited to bonds with maturities between one and ten years. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 10/1/96, 7/1/95, and 7/1/95, respectively.

**	The Lipper Michigan Municipal Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 10/1/96, 7/1/95, and 7/1/95, respectively.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you

viii

determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid		Annualized
	Value	Value	During Period*		Expense
	1/1/05	6/30/05	1/1/05-6/30/05		Ratio

Actual
Class A	$1,000.00	$1,018.60	$10.96	(1)	2.19%
Class B	$1,000.00	$1,014.80	$14.69	(1)	2.94%
Class C	$1,000.00	$1,014.90	$14.84	(1)	2.97%
Class K	$1,000.00	$1,018.60	$11.11	(1)	2.22%
Class Y	$1,000.00	$1,016.80	$9.20	(1)	1.84%

Hypothetical
Class A	$1,000.00	$1,013.93	$10.94	(2)	2.19%
Class B	$1,000.00	$1,010.22	$14.65	(2)	2.94%
Class C	$1,000.00	$1,010.07	$14.80	(2)	2.97%
Class K	$1,000.00	$1,013.79	$11.08	(2)	2.22%
Class Y	$1,000.00	$1,015.67	$9.20	(2)	1.84%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

(1)	Had the Advisor not voluntarily reimbursed expenses during the period, actual expenses paid would have been $12.11, $15.84, $15.84, $12.01 and $9.65 for Class A, Class B, Class C, Class K and Class Y Shares of the Fund, respectively.

(2)	Had the Advisor not voluntarily reimbursed expenses during the period, hypothetical expenses paid would have been $12.08, $15.79, $15.79, $11.98 and $9.64 for Class A, Class B, Class C, Class K and Class Y Shares of the Fund, respectively.

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Michigan Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES — 98.0%
Michigan — 98.0%
$300,000	Charles Stewart Mott Community College, GO, (FGIC Insured), 5.500% due 05/01/2019, Pre-Refunded 05/01/2010	$333,264
305,000	Charlevoix, Michigan, Public School District, GO, (FSA Insured), 5.700% due 05/01/2016, Pre-Refunded 05/01/2009	335,652
350,000	Charlotte, Michigan, Public School District, GO, (Q-SBLF), 5.250% due 05/01/2019, Pre-Refunded 05/01/2009	379,519
300,000	Clinton Macomb, Michigan, Public Library, GO, (AMBAC Insured), 5.000% due 04/01/2027	313,971
515,000	Clinton Township, Michigan Building Authority, Revenue, Refunding, (AMBAC Insured), 4.750% due 11/01/2012	563,534
310,000	Clinton, Michigan, Community Schools, GO, Refunding, (MBIA Insured, Q-SBLF), 3.250% due 05/01/2008	313,413
300,000	Detroit, Michigan, GO, Series B, (MBIA Insured), 6.000% due 04/01/2015, Pre-Refunded 04/01/2010	341,193
350,000	Durand, Michigan, Area Schools, GO, (FGIC Insured, Q-SBLF), 5.375% due 05/01/2023, Pre-Refunded 05/01/2007	366,691
300,000	East Jackson, Michigan, Community Schools, GO, (MBIA Insured, Q-SBLF), 3.750% due 05/01/2013	307,767
350,000	Ecorse, Michigan, Public School District, GO, (FGIC Insured, Q-SBLF), 5.500% due 05/01/2027, Pre-Refunded 05/01/2008	378,570

See Notes to Financial Statements.

1

Munder Michigan Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Michigan (Continued)
$300,000	Frankenmuth, Michigan, School District, GO, (FGIC Insured, Q-SBLF), 5.750% due 05/01/2020, Pre-Refunded 05/01/2010	$335,892
300,000	Fraser, Michigan, Public School District, GO, (FSA Insured, Q-SBLF), 5.000% due 05/01/2014	334,602
305,000	Grand Rapids, Michigan, Building Authority Revenue, 5.000% due 04/01/2016	341,576
500,000	Grand Rapids, Michigan, Community College, GO, (MBIA Insured), 5.375% due 05/01/2019	515,305
375,000	Grand Traverse County, Michigan, Building Authority, GO, (FSA Insured), 4.000% due 11/01/2019	377,891
400,000	Grosse Pointe, Michigan, Public School Systems, GO, 4.750% due 05/01/2022	417,972
300,000	Hamilton, Michigan, Community Schools District, GO, (FGIC Insured, Q-SBLF), 5.000% due 05/01/2024	309,603
300,000	Haslett, Michigan, Public School District, GO, (Q-SBLF), 5.625% due 05/01/2020, Pre-Refunded 11/01/2011	341,310
300,000	Jonesville, Michigan, Community Schools District, GO, (FGIC Insured, Q-SBLF), 5.750% due 05/01/2029, Pre-Refunded 05/01/2009	330,687
250,000	Kenowa Hills, Michigan, Public Schools, GO, Refunding, (FGIC insured, Q-SBLF), 5.000% due 05/01/2025	268,650
350,000	Kent County, Michigan, Building Authority, GO, 5.000% due 06/01/2021	369,736
300,000	Kent Hospital, Finance Authority Michigan Revenue, GO, (Bank One, SPA), (MBIA Insured), 2.280% due 01/15/2026(a)	300,000

See Notes to Financial Statements.

2

Principal
Amount		Value

Michigan (Continued)
$300,000	Lake Orion, Michigan, Community School District, GO, Series A, (FGIC Insured, Q-SBLF), 5.850% due 05/01/2016, Pre-Refunded 05/01/2010	$337,941
300,000	L’Anse Creuse, Michigan, Public Schools, GO, (FSA Insured, Q-SBLF), 5.000% due 05/01/2014	334,602
500,000	Lincoln, Michigan, Consolidated School District, GO, (FSA Insured, Q-SBLF), 5.000% due 05/01/2018, Pre-Refunded 05/01/2008	530,160
275,000	Livonia, Michigan, Municipal Building Authority, GO, Refunding, (AMBAC Insured), 4.000% due 05/01/2013	286,811
300,000	Lowell, Michigan, Area Schools, GO, Refunding, (MBIA Insured, Q-SBLF), 4.000% due 05/01/2012	312,906
235,000	Maple Valley, Michigan, School District, GO, Refunding, (FSA Insured), (Q-SBLF), 4.300% due 05/01/2023	239,329
500,000	Mattawan, Michigan, Consolidated School District, GO, (FSA Insured, Q-SBLF), 5.750% due 05/01/2025, Pre-Refunded 05/01/2010	561,010
500,000	Michigan Municipal Building Authority Revenue, 4.750% due 10/01/2018	519,590
500,000	Michigan Public Power Agency Revenue, Combustion Turbine Number 1, Project A, (AMBAC Insured), 5.250% due 01/01/2020	545,830
300,000	Michigan State Environmental Protection Program, GO, 6.250% due 11/01/2012	344,931
315,000	Michigan State Hospital Finance Authority Revenue, Saint John Hospital & Medical Center, Series A, (AMBAC Insured), ETM, 6.000% due 05/15/2010	354,983
500,000	Michigan State Housing Development Rental Revenue, Series C, AMT, (MBIA Insured), 5.050% due 10/01/2015	512,565

See Notes to Financial Statements.

3

Munder Michigan Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Michigan (Continued)
$340,000	Michigan State Trunk Line, Series A, (FSA Insured), 5.000% due 11/01/2025, Pre-Refunded 11/01/2011	$374,748
500,000	Montrose, Michigan, School District, GO, (MBIA Insured, Q-SBLF), 6.200% due 05/01/2017	616,065
250,000	New Buffalo, Michigan, Area Schools, GO, Series A, Refunding, (FSA Insured, Q-SBLF), 3.500% due 05/01/2011	254,213
500,000	Plainwell, Michigan, Community School District, GO, Refunding, (FSA Insured, Q-SBLF), 5.000% due 05/01/2018, Pre-Refunded 05/01/2008	530,160
340,000	Quincy, Michigan, Community Schools, GO, Refunding, (FSA Insured, Q-SBLF), 4.000% due 05/01/2012	354,627
350,000	Redford, Michigan Unified School District, GO, Refunding, (AMBAC Insured, Q-SBLF), 5.000% due 05/01/2022	395,290
210,000	Royal Oak, Michigan, Building Authority, GO, (FSA Insured), 4.000% due 06/01/2016	214,828
150,000	South Lake, Michigan, Public Schools, GO, (FGIC Insured, Q-SBLF), 5.125% due 05/01/2014	168,716
250,000	Southfield, Michigan, Public Schools, School Building & Site, Series B, (FSA Insured, Q-SBLF), 5.250% due 05/01/2025	273,018
215,000	Troy, Michigan, City School District, GO, Refunding (Q-SBLF), 4.850% due 05/01/2009, Pre-Refunded 05/01/2007	223,262
500,000	Utica, Michigan, Community Schools District, GO, (Q-SBLF), 5.000% due 05/01/2020	539,465
400,000	Vicksburg, Michigan, Community School District, GO, (Q-SBLF), 5.000% due 05/01/2013	441,868

See Notes to Financial Statements.

4

Principal
Amount		Value

Michigan (Continued)
$300,000	Walled Lake, Michigan, Consolidated School District, GO, (Q-SBLF), 5.750% due 05/01/2014, Pre-Refunded 05/01/2010	$335,892
400,000	Warren, Michigan, Downtown Development, GO, (MBIA Insured), 4.250% due 10/01/2026	401,800
300,000	West Ottawa, Michigan, Public School District, GO, (Q-SBLF), 5.000% due 05/01/2027	315,744
500,000	Willow Run, Michigan, Community Schools, GO, (AMBAC Insured, Q-SBLF), 5.000% due 05/01/2016	513,345
300,000	Wyoming, Michigan, Building Authority, GO, (MBIA Insured), 5.000% due 05/01/2013	333,669

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $18,351,638)		19,044,166

Shares

INVESTMENT COMPANY SECURITY — 1.6%
(Cost $317,975)
317,975	Valiant Tax Exempt Money Market Fund	317,975

See Notes to Financial Statements.

5

Munder Michigan Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

		Value

TOTAL INVESTMENTS
(Cost $18,669,613)	99.6%	$19,362,141
OTHER ASSETS AND LIABILITIES (Net)	0.4	81,635

NET ASSETS	100.0%	$19,443,776

(a)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

ABBREVIATIONS:
AMBAC — American Municipal Bond Assurance Corporation
AMT   — Alternative Minimum Tax
ETM   — Escrowed to Maturity
FGIC   — Federal Guaranty Insurance Corporation
FSA   — Financial Security Assurance
GO    — General Obligation Bonds
MBIA  — Municipal Bond Investors Assurance
Q-SBLF — Qualified School Bond Loan Fund
SPA   — Stand-by Purchase Agreement

At June 30, 2005, the sector diversification of the Munder Michigan Tax-Free Bond Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
Insured	48.2%	$9,362,350
Pre-Refunded/ ETM	32.9	6,390,934
General Obligations	12.5	2,429,716
Revenue	4.4	861,166

TOTAL MUNICIPAL BONDS AND NOTES	98.0%	19,044,166
INVESTMENT COMPANY SECURITY	1.6	317,975

TOTAL INVESTMENTS	99.6	19,362,141
OTHER ASSETS AND LIABILITIES (Net)	0.4	81,635

NET ASSETS	100.0%	$19,443,776

See Notes to Financial Statements.

6

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7

Munder Michigan Tax-Free Bond Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value (see accompanying schedule)	$19,362,141
Interest receivable	152,566
Dividends receivable	3,711
Prepaid expenses and other assets	1,682

Total Assets	19,520,100

LIABILITIES:
Trustees’ fees and expenses payable	24,024
Transfer agency/record keeping fees payable	9,006
Administration fees payable	5,762
Shareholder servicing fees payable — Class K Shares	3,302
Custody fees payable	1,498
Distribution and shareholder servicing fees payable — Class A, B and C Shares	1,265
Investment advisory fees payable	187
Accrued expenses and other payables	31,280

Total Liabilities	76,324

NET ASSETS	$19,443,776

Investments, at cost	$18,669,613

See Notes to Financial Statements.

8

NET ASSETS consist of:
Undistributed net investment income	$7,800
Undistributed net realized gain on investments sold	323,776
Net unrealized appreciation of investments	692,528
Paid-in capital	18,419,672

$19,443,776

NET ASSETS:
Class A Shares	$1,711,065

Class B Shares	$860,693

Class C Shares	$303,728

Class K Shares	$16,330,154

Class Y Shares	$238,136

SHARES OUTSTANDING:
Class A Shares	174,739

Class B Shares	87,618

Class C Shares	31,052

Class K Shares	1,667,607

Class Y Shares	24,347

CLASS A SHARES:
Net asset value and redemption price per share	$9.79

Maximum sales charge	4.00%
Maximum offering price per share	$10.20

CLASS B SHARES:
Net asset value and offering price per share*	$9.82

CLASS C SHARES:
Net asset value and offering price per share*	$9.78

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.79

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.78

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Michigan Tax-Free Bond Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$770,709
Dividends	15,684

Total Investment Income	786,393

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	5,086
Class B Shares	9,218
Class C Shares	2,129
Shareholder servicing fees:
Class K Shares	31,665
Investment advisory fees	90,955
Administration fees	81,999
Transfer agency/record keeping fees	50,324
Legal and audit fees	47,528
Trustees’ fees and expenses	26,246
Printing and mailing fees	22,192
Custody fees	17,479
Registration and filing fees	4,590
Other	4,569

Total Expenses	393,980
Fees waived by transfer agent and expenses reimbursed by Investment Advisor	(14,383)

Net Expenses	379,597

NET INVESTMENT INCOME	406,796

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	470,846
Net change in unrealized appreciation/(depreciation) of securities	313,767

Net realized and unrealized gain on investments	784,613

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,191,409

See Notes to Financial Statements.

10

Munder Michigan Tax-Free Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$406,796	$819,693
Net realized gain from security transactions	470,846	1,387,686
Net change in unrealized appreciation/(depreciation) of securities	313,767	(2,792,476)

Net increase/(decrease) in net assets resulting from operations	1,191,409	(585,097)
Dividends to shareholders from net investment income:
Class A Shares	(45,136)	(71,618)
Class B Shares	(13,594)	(23,895)
Class C Shares	(3,233)	(10,035)
Class K Shares	(289,188)	(577,265)
Class Y Shares	(56,984)	(134,337)
Distributions to shareholders from net realized gains:
Class A Shares	(74,451)	(131,232)
Class B Shares	(32,274)	(57,263)
Class C Shares	(7,680)	(17,714)
Class K Shares	(439,193)	(989,808)
Class Y Shares	(138,981)	(215,362)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(452,668)	(22,318)
Class B Shares	(114,249)	(224,724)
Class C Shares	(21,180)	(722,331)
Class K Shares	2,275,748	(16,058,667)
Class Y Shares	(3,801,841)	(49,934)

Net decrease in net assets	(2,023,495)	(19,891,600)
NET ASSETS
Beginning of year	21,467,271	41,358,871

End of year	$19,443,776	$21,467,271

Undistributed net investment income	$7,800	$4,555

See Notes to Financial Statements.

11

Munder Michigan Tax-Free Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$185,453	$729,301
Issued as reinvestment of dividends and distributions	78,093	144,653
Redeemed	(716,214)	(896,272)

Net decrease	$(452,668)	$(22,318)

Class B Shares:
Sold	$9,295	$96,487
Issued as reinvestment of dividends and distributions	20,521	37,585
Redeemed*	(144,065)	(358,796)

Net decrease	$(114,249)	$(224,724)

Class C Shares:
Sold	$167,919	$91,481
Issued as reinvestment of dividends and distributions	7,435	9,421
Redeemed	(196,534)	(823,233)

Net decrease	$(21,180)	$(722,331)

Class K Shares:
Sold	$8,177,884	$4,469,608
Redeemed	(5,902,136)	(20,528,275)

Net increase/(decrease)	$2,275,748	$(16,058,667)

Class Y Shares:
Sold	$—	$64,538
Issued as reinvestment of dividends and distributions	8,333	13,414
Redeemed	(3,810,174)	(127,886)

Net decrease	$(3,801,841)	$(49,934)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	18,808	70,891
Issued as reinvestment of dividends and distributions	7,973	14,251
Redeemed	(73,449)	(88,207)

Net decrease	(46,668)	(3,065)

Class B Shares:
Sold	946	9,479
Issued as reinvestment of dividends and distributions	2,089	3,688
Redeemed*	(14,717)	(34,912)

Net decrease	(11,682)	(21,745)

Class C Shares:
Sold	17,254	8,892
Issued as reinvestment of dividends and distributions	760	932
Redeemed	(19,952)	(79,161)

Net decrease	(1,938)	(69,337)

Class K Shares:
Sold	836,513	434,628
Redeemed	(604,410)	(1,994,478)

Net increase/(decrease)	232,103	(1,559,850)

Class Y Shares:
Sold	—	6,164
Issued as reinvestment of dividends and distributions	850	1,315
Redeemed	(390,387)	(12,466)

Net decrease	(389,537)	(4,987)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

13

Munder Michigan Tax-Free Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$9.74	$10.71	$10.21	$9.97	$9.44

Income/(loss) from investment operations:
Net investment income	0.22	0.29	0.35	0.39	0.39
Net realized and unrealized gain/(loss) on investments	0.39	(0.46)	0.50	0.24	0.53

Total from investment operations	0.61	(0.17)	0.85	0.63	0.92

Less distributions:
Dividends from net investment income	(0.22)	(0.29)	(0.35)	(0.39)	(0.39)
Distributions from net realized gains	(0.34)	(0.51)	—	—	—

Total distributions	(0.56)	(0.80)	(0.35)	(0.39)	(0.39)

Net asset value, end of period	$9.79	$9.74	$10.71	$10.21	$9.97

Total return(b)	6.31%	(1.63)%	8.48%	6.47%	9.87%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$1,711	$2,157	$2,404	$2,426	$1,951
Ratio of operating expenses to average net assets	2.07%	1.48%	1.26%	0.93%	0.98%
Ratio of net investment income to average net assets	2.26%	2.89%	3.31%	3.83%	3.98%
Portfolio turnover rate	53%	11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers	2.17%	1.48%	1.26%	0.93%	0.98%

(a)	The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

14

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$9.77	$10.73	$10.23	$9.99	$9.47

0.15	0.22	0.27	0.31	0.32
0.38	(0.45)	0.50	0.25	0.52

0.53	(0.23)	0.77	0.56	0.84

(0.14)	(0.22)	(0.27)	(0.32)	(0.32)
(0.34)	(0.51)	—	—	—

(0.48)	(0.73)	(0.27)	(0.32)	(0.32)

$9.82	$9.77	$10.73	$10.23	$9.99

5.50%	(2.26)%	7.65%	5.66%	8.92%

$861	$970	$1,299	$1,420	$662
2.83%	2.23%	2.01%	1.68%	1.73%
1.51%	2.14%	2.56%	3.08%	3.23%
53%	11%	15%	10%	11%
2.93%	2.23%	2.01%	1.68%	1.73%

See Notes to Financial Statements.

15

Munder Michigan Tax-Free Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$9.73	$10.70	$10.21	$9.97	$9.46

Income/(loss) from investment operations:
Net investment income	0.15	0.22	0.27	0.31	0.31
Net realized and unrealized gain/(loss) on investments	0.38	(0.46)	0.49	0.25	0.52

Total from investment operations	0.53	(0.24)	0.76	0.56	0.83

Less distributions:
Dividends from net investment income	(0.14)	(0.22)	(0.27)	(0.32)	(0.32)
Distributions from net realized gains	(0.34)	(0.51)	—	—	—

Total distributions	(0.48)	(0.73)	(0.27)	(0.32)	(0.32)

Net asset value, end of period	$9.78	$9.73	$10.70	$10.21	$9.97

Total return(b)	5.53%	(2.36)%	7.57%	5.67%	8.82%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$304	$321	$1,095	$125	$103
Ratio of operating expenses to average net assets	2.81%	2.23%	2.01%	1.68%	1.73%
Ratio of net investment income to average net assets	1.53%	2.14%	2.56%	3.08%	3.23%
Portfolio turnover rate	53%	11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers	2.89%	2.23%	2.01%	1.68%	1.73%

(a)	The Munder Michigan Tax-Free Bond Fund Class C Shares and Class K Shares commenced operations on October 4, 1996 and January 3, 1994 respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

16

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$9.74	$10.71	$10.21	$9.97	$9.45

0.22	0.29	0.35	0.39	0.39
0.39	(0.46)	0.50	0.24	0.52

0.61	(0.17)	0.85	0.63	0.91

(0.22)	(0.29)	(0.35)	(0.39)	(0.39)
(0.34)	(0.51)	—	—	—

(0.56)	(0.80)	(0.35)	(0.39)	(0.39)

$9.79	$9.74	$10.71	$10.21	$9.97

6.31%	(1.63)%	8.48%	6.47%	9.75%

$16,330	$13,983	$32,071	$41,647	$45,498
2.08%	1.48%	1.26%	0.93%	0.98%
2.23%	2.89%	3.31%	3.83%	3.98%
53%	11%	15%	10%	11%
2.17%	1.48%	1.26%	0.93%	0.98%

See Notes to Financial Statements.

17

Munder Michigan Tax-Free Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$9.75	$10.72	$10.22	$9.98	$9.46

Income from investment operations:
Net investment income	0.25	0.32	0.38	0.41	0.42
Net realized and unrealized gain/(loss) on investments	0.36	(0.46)	0.50	0.25	0.51

Total from investment operations	0.61	(0.14)	0.88	0.66	0.93

Less distributions:
Dividends from net investment income	(0.24)	(0.32)	(0.38)	(0.42)	(0.41)
Distributions from net realized gains	(0.34)	(0.51)	—	—	—

Total distributions	(0.58)	(0.83)	(0.38)	(0.42)	(0.41)

Net asset value, end of period	$9.78	$9.75	$10.72	$10.22	$9.98

Total return(b)	6.36%	(1.38)%	8.74%	6.73%	10.02%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$238	$4,036	$4,490	$885	$1,483
Ratio of operating expenses to average net assets	1.74%	1.23%	1.01%	0.68%	0.73%
Ratio of net investment income to average net assets	2.57%	3.14%	3.56%	4.08%	4.23%
Portfolio turnover rate	53%	11%	15%	10%	11%
Ratio of operating expenses to average net assets without expense waivers	1.75%	1.23%	1.01%	0.68%	0.73%

(a)	The Munder Michigan Tax-Free Bond Fund Class Y Shares Shares commenced operations on January 3, 1994.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

18

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005

1.	Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Michigan Tax-Free Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide as high a level of current interest income exempt from regular Federal income taxes and Michigan state income tax as is consistent with prudent investment management and preservation of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Fixed income

19

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model, such as matrix pricing, commonly used for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/ or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

20

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $5 and are reflected as part of fees waived by transfer agent and expenses reimbursed by Investment Advisor in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.50% of the value of its average daily net assets.

    The Advisor voluntarily reimbursed certain service provider expenses of the Fund of $14,378 during the year ended June 30, 2005. This reimbursement is reflected as part of fees waived by transfer agent and expenses reimbursed by Investment Advisor in the accompanying Statement of Operations.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates, subject to a Fund minimum fee of $74,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

21

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $81,999 before payment of sub-administration fees and $50,049 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.4507% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1,372 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or

22

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $0 to Comerica Securities and $31,947 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $9,283,636 and $11,612,468, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $698,547 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $6,019 and net appreciation for Federal income tax purposes was $692,528. At June 30, 2005, aggregate cost for Federal income tax purposes was $18,669,613.

23

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

6. Geographic Concentration

    The Fund primarily invests in debt obligations issued by the State of Michigan and its political subdivisions. The Fund is, therefore, more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds. The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2005, investments in these insured securities represented 48.2% of the Fund.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005 total commitment fees for the Fund were $336.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

24

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for premium amortization were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed
Net Investment	Paid in
Income	Capital

$4,584	$(4,584)

    The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2005 and June 30, 2004 were as follows:

	Tax-Exempt		Long-term
	Income	Ordinary Income	Capital Gains	Total

June 30, 2005	$405,930	$2,205	$692,579	$1,100,714
June 30, 2004	793,062	24,088	1,411,379	2,228,529

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Undistributed
Tax-exempt	Ordinary	Long-Term	Unrealized
Income	Income	Gain	Appreciation	Total

$27,471	$5,035	$318,741	$692,528	$1,043,775

    The difference between book and tax distributable earnings are primarily due to deferred trustees’ fees.

10. Tax Information (Unaudited)

    Of the distributions paid by the Fund from investment income, 99.5% is tax-exempt for Federal income tax purposes.

    For the year ended June 30, 2005, the amount of long-term capital gain distributions designated by the Fund was $692,579.

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling

25

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

(800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

26

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this

27

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark blend of indexes with performance characteristics most similar to the Fund; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares trailed the performance of the Fund’s benchmark for each of the periods in question and (2) total returns for Class Y shares trailed the median performance of the Fund’s Lipper peer group for the one-year period and exceeded the median performance of the Fund’s Lipper peer group for the three-, five- and ten-year periods.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board

28

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

29

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

30

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

31

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97-6/05).	26	Taubman Centers, Inc. (since 1/97)

32

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

33

Munder Michigan Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

34

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Michigan Tax-Free Bond Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Michigan Tax-Free Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Michigan Tax-Free Bond Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

35

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36

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer
and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMTFBD605

ANNUAL REPORT
June 30, 2005
Munder Micro-Cap
Equity Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example
1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Some of the Fund’s holdings are invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. This Fund also invests in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

    The Fund earned a return of 18.06% for the year ended June 30, 2005, relative to the 4.52% return for the Wilshire Micro Cap Index, the 9.45% return for the Russell 2000 Index and the 11.20% median return for the Lipper universe of small-cap core funds.

    The Fund’s strong return for the year, both absolute and relative to the Fund’s Wilshire Micro Cap benchmark, was due to both sector weightings and individual stock selection. Sector weightings, including underweights in the information technology and health care sectors and overweights in the financials, industrials and energy sectors, combined to boost the Fund’s return by over four percentage points. Individual stock selections also made significant positive contributions to the Fund’s return in the information technology, health care, financials and industrials sectors. These positive factors more than offset relative weakness in the Fund’s materials and consumer staples sectors.

    In the information technology sector, the greatest strength came from the Fund’s holdings in the semiconductors & semiconductor equipment, Internet software & services, information technology services and communications equipment industries. In terms of individual holdings, the greatest contributors to relative returns included Diodes, Incorporated (1.1% of the Fund), Websense, Inc. (0.4% of the Fund) and ManTech International Corporation (0.9% of the Fund). Diodes manufactures, markets and distributes semiconductor devices throughout North America, the Far East, Europe and Asia. Websense provides products that enable businesses to analyze, report and manage how their employees use computing resources at work, including Internet access. ManTech International provides technologies for national security programs of the intelligence community, the U.S. Department of Defense and other U.S. government customers.

    The individual stocks in the health care sector that had the largest impact on total returns included Horizon Health Corp. and LCA-Vision, Inc. (0.5% of the Fund). Horizon Health provides services to acute care hospitals, as well as physical therapy, rehabilitation and skilled nursing services. It also has an Employee Assistance Program segment. The stock was eliminated from the portfolio in May, due to concerns about its high valuation. LCA-Vision develops and operates value-priced laser vision correction centers.

    In the financials sector, the strong relative performance was due primarily to the Fund’s overweight in real estate investment trusts (REITs), with the greatest contribution coming from American Home Mortgage Investment Corp. (2.0% of the Fund).

    In the Fund’s industrials sector, the greatest strength came from holdings in the aerospace & defense industry, with strong performance from Essex Corporation (1.6% of the Fund). The company develops and commercializes optoelectronic devices for industry and the government.

iii

    Weakness in the materials sector came primarily from the Fund’s holding of Novamerican Steel Inc. (1.4% of the Fund). The company processes and distributes carbon steel, stainless steel and aluminum products and operates as an intermediary between primary metal producers and manufacturers. In the consumer staples industry, the lack of a position in Hansen Natural Corp. held back performance. The company distributes a variety of beverages, including natural sodas, fruit juices, energy drinks, as well as energy bars and cereals, through customers such as Costco, Trader Joe’s, Sam’s Club and Wal-Mart.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Wilshire Micro Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half (based on market capitalization) of the Wilshire 5000 Index, an index of all U.S. headquartered equity securities with readily available price data. The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Micro-Cap Equity Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Micro-Cap Equity Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

						Lipper
				Wilshire	Russell	Small-Cap
Class and	With		Without	Micro Cap	2000	Core Funds
Inception Date	Load		Load	Index#	Index#	Median**

CLASS A (12/26/96)	$43,072	*	$45,570	$35,809	$19,659	$23,510

CLASS B (2/24/97)	N/A		38,931	34,925	19,753	23,300

CLASS C (3/31/97)	N/A		42,283	36,582	20,732	24,196

CLASS K (12/31/96)	N/A		45,052	35,809	19,659	23,510

CLASS R (7/29/04)	N/A		12,272	11,250	11,735	11,740

CLASS Y (12/26/96)	N/A		46,508	35,809	19,659	23,510

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Since
	One		One	Five		Years	Since		Inception
Class and	Year		Year	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load

CLASS A (12/26/96)	11.29%	*	17.77%	7.08%	*	8.30%	18.71%	*	19.50%

CLASS B (2/24/97)	11.90%†		16.90%	7.24%†		7.54%	N/A		17.68%

CLASS C (3/31/97)	15.89%†		16.89%	N/A		7.54%	N/A		19.09%

CLASS K (12/31/96)	N/A		17.79%	N/A		8.35%	N/A		19.38%

CLASS R (7/29/04)	N/A		N/A	N/A		N/A	N/A		22.72%(a)

CLASS Y (12/26/96)	N/A		18.06%	N/A		8.62%	N/A		19.79%

(a)	Not annualized.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

vii

#	The Wilshire Micro Cap Index is an unmanaged index that measures the performance of all stocks in the bottom half of the Dow Jones Wilshire 5000 Index (based on market capitalization). The Dow Jones Wilshire 5000 Index contains all U.S. headquartered equity securities with readily available price data. The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 1/1/97, 3/1/97, 4/1/97, 1/1/97, 8/1/04, and 1/1/97, respectively.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 1/1/97, 3/1/97, 4/1/97, 1/1/97, 8/1/04, and 1/1/97, respectively.

viii

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ix

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

x

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,015.70	$8.70	1.74%
Class B	$1,000.00	$1,012.00	$12.42	2.49%
Class C	$1,000.00	$1,012.00	$12.42	2.49%
Class K	$1,000.00	$1,015.70	$8.70	1.74%
Class R	$1,000.00	$1,014.50	$9.94	1.99%
Class Y	$1,000.00	$1,017.10	$7.45	1.49%

Hypothetical
Class A	$1,000.00	$1,016.17	$8.70	1.74%
Class B	$1,000.00	$1,012.45	$12.42	2.49%
Class C	$1,000.00	$1,012.45	$12.42	2.49%
Class K	$1,000.00	$1,016.17	$8.70	1.74%
Class R	$1,000.00	$1,014.93	$9.94	1.99%
Class Y	$1,000.00	$1,017.41	$7.45	1.49%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

xi

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xii

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 98.3%
Consumer Discretionary — 16.1%
Auto Components — 4.1%
153,800	Drew Industries Incorporated†, (a)	$6,982,520
178,800	Noble International, Ltd.(a)	4,210,740
252,500	Quantum Fuel Systems Technologies Worldwide, Inc.†, (a)	1,262,500
93,400	R&B, Inc.†	1,311,336
217,300	Spartan Motors, Inc.	2,342,494
133,500	Tenneco Automotive Inc.†, (a)	2,221,440

		18,331,030

Diversified Consumer Services — 0.8%
162,500	Collectors Universe, Inc.†, (a)	2,847,000
22,300	Steiner Leisure Limited†	826,661

		3,673,661

Hotels, Restaurants & Leisure — 0.2%
17,600	Scientific Games Corporation†, (a)	473,968
12,300	Shuffle Master, Inc.†, (a)	344,769

		818,737

Household Durables — 4.9%
252,300	Comstock Homebuilding Companies, Inc., Class A†, (a)	6,110,706
83,468	Craftmade International, Inc.	1,352,181
159,600	Levitt Corporation, Class A(a)	4,775,232
268,600	Orleans Homebuilders, Inc.(a)	6,301,356
120,000	Stanley Furniture Company, Inc.(a)	2,947,200
23,300	Tempur-Pedic International Inc.†, (a)	516,794

		22,003,469

Internet & Catalog Retail — 0.7%
80,800	Celebrate Express, Inc.†	1,094,032
90,000	Provide Commerce, Inc.†, (a)	1,943,100

		3,037,132

Leisure Equipment & Products — 1.3%
194,700	MarineMax, Inc.†, (a)	6,084,375

Multiline Retail — 1.3%
240,900	Conn’s, Inc.†, (a)	5,894,823

See Notes to Financial Statements.

1

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Discretionary (Continued)
Specialty Retail — 2.5%
50,000	Citi Trends, Inc.†	$904,000
94,600	Hibbett Sporting Goods, Inc.†	3,579,664
227,100	Lithia Motors, Inc., Class A(a)	6,551,835

		11,035,499

Textiles, Apparel & Luxury Goods — 0.3%
85,029	Lakeland Industries, Inc.†, (a)	1,164,047

Total Consumer Discretionary		72,042,773

Consumer Staples — 0.7%
Food & Staples Retailing — 0.1%
7,400	United Natural Foods, Inc.†, (a)	224,738

Food Products — 0.6%
265,600	Darling International, Inc.†	996,000
54,700	Peet’s Coffee & Tea, Inc.†, (a)	1,807,288

		2,803,288

Total Consumer Staples		3,028,026

Energy — 9.2%
Energy Equipment & Services — 2.6%
183,600	Enerflex Systems Ltd.	3,774,757
17,700	FMC Technologies, Inc.†, (a)	565,869
6,400	Oceaneering International, Inc.†, (a)	247,360
415,200	Pason Systems Inc.	7,215,273

		11,803,259

Oil, Gas & Consumable Fuels — 6.6%
4,700	Arch Coal, Inc.(a)	256,009
30,500	Arlington Tankers Ltd.(a)	664,595
49,900	Atlas America, Inc.†, (a)	1,855,781
707,600	Brigham Exploration Company†, (a)	6,460,388
144,000	Mariner Energy, Inc. 144A(b), (c), (d), (e)	2,023,200
87,300	Nordic American Tanker Shipping Limited(a)	3,705,885
168,500	Petrohawk Energy Corporation†, (a)	1,819,800

See Notes to Financial Statements.

2

Shares		Value

Energy (Continued)
Oil, Gas & Consumable Fuels (Continued)
250,600	Southwestern Energy Company†	$11,773,188
31,610	World Fuel Services Corporation(a)	739,990

		29,298,836

Total Energy		41,102,095

Financials — 28.7%
Capital Markets — 0.5%
219,600	MarketAxess Holdings Inc.†, (a)	2,481,480

Commercial Banks — 2.8%
49,300	Amegy Bancorporation, Inc.	1,103,334
88,600	Bank of the Ozarks, Inc.(a)	2,909,624
93,920	Capital Corp Of The West(a)	2,606,280
55,819	Mercantile Bank Corporation(a)	2,454,361
81,850	Prosperity Bancshares, Inc.	2,341,729
43,800	Vineyard National Bancorp(a)	1,382,328

		12,797,656

Consumer Finance — 2.8%
172,600	Ace Cash Express, Inc.†, (a)	4,411,656
217,300	First Cash Financial Services, Inc.†, (a)	4,643,701
111,300	World Acceptance Corporation†	3,344,565

		12,399,922

Diversified Financial Services — 0.5%
261,200	Asset Capital Corp., Inc. 144A†, (b), (c), (d), (e), (g)	2,220,200

Insurance — 4.2%
139,000	Hub International Limited	2,709,110
572,000	Meadowbrook Insurance Group, Inc.†	2,997,280
75,000	National Interstate Corporation†, (a)	1,505,250
187,500	Scottish Re Group Limited(a)	4,545,000
420,000	Tower Group, Inc.(a)	6,564,600
7,100	Triad Guaranty, Inc.†, (a)	357,769

		18,679,009

Real Estate — 16.7%
714,500	Aames Investment Corporation, REIT(a)	6,944,940
250,900	American Home Mortgage Investment Corp., REIT(a)	8,771,464
469,500	Ashford Hospitality Trust, Inc., REIT	5,070,600
136,200	Bimini Mortgage Management, Inc., REIT(a)	1,920,420

See Notes to Financial Statements.

3

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Financials (Continued)
Real Estate (Continued)
159,000	Corporate Office Properties Trust, REIT(a)	$4,682,550
45,800	Correctional Properties Trust, REIT	1,296,140
146,800	Eagle Hospitality Properties , Inc., REIT(a)	1,337,348
472,650	ECC Capital Corporation, REIT(a)	3,147,849
234,122	Feldman Mall Properties, Inc., REIT(a)	3,266,002
93,100	First Potomac Realty Trust, REIT(a)	2,308,880
129,400	Gramercy Capital Corp., REIT(a)	3,165,124
271,500	Hersha Hospitality Trust, Class A, REIT	2,590,110
487,200	HomeBanc Corp., REIT (a)	4,428,648
75,000	JER Investors Trust, Inc., REIT, 144A(b), (c), (d), (e)	1,272,000
128,000	KKR Financial Corp., REIT, 144A(b), (c), (d), (e)	2,880,000
327,600	Luminent Mortgage Capital, Inc., REIT(a)	3,534,804
190,600	Medical Properties Trust, Inc., REIT, 144A(b), (c), (d), (e)	2,096,600
349,000	New York Mortgage Trust, Inc.	3,165,430
206,900	Newcastle Investment Corp., REIT(a)	6,238,035
632,800	NorthStar Realty Finance Corp., REIT	6,638,072

		74,755,016

Thrifts & Mortgage Finance — 1.2%
111,700	Accredited Home Lenders Holding Company†, (a)	4,914,800
10,320	Sterling Financial Corporation†, (a)	385,968

		5,300,768

Total Financials		128,634,051

Health Care — 7.2%
Biotechnology — 0.4%
140,650	Neogen Corporation†, (a)	2,011,295

Health Care Equipment & Supplies — 3.5%
148,600	Kensey Nash Corporation†, (a)	4,493,664
336,921	Merit Medical Systems, Inc.†, (a)	5,191,953
13,900	Molecular Devices Corporation†, (a)	300,657
45,075	Orthofix International N.V.†	1,940,028
103,700	PolyMedica Corporation(a)	3,697,942

		15,624,244

See Notes to Financial Statements.

4

Shares		Value

Health Care (Continued)
Health Care Providers & Services — 2.3%
258,600	Air Methods Corporation†	$2,063,628
145,200	American Dental Partners, Inc.†	3,544,332
14,000	Computer Programs and Systems, Inc.(a)	521,780
48,800	LCA-Vision, Inc.(a)	2,364,848
153,100	MEDTOX Scientific, Inc.†	1,178,870
11,000	National Medical Health Card Systems, Inc.†	264,660
21,900	Res-Care, Inc.†, (a)	296,964
8,400	SFBC International, Inc.†, (a)	324,492

		10,559,574

Pharmaceuticals — 1.0%
183,900	Matrixx Initiatives, Inc.†, (a)	2,022,900
10,200	Noven Pharmaceuticals, Inc.†, (a)	178,296
118,600	Salix Pharmaceuticals, Ltd.†, (a)	2,094,476

		4,295,672

Total Health Care		32,490,785

Industrials — 20.9%
Aerospace & Defense — 3.4%
275,173	Ceradyne, Inc.†, (a)	6,623,414
304,600	Essex Corporation†, (a)	6,969,248
450,000	TVI Corporation†	1,768,500

		15,361,162

Building Products — 1.3%
138,800	Universal Forest Products, Inc.(a)	5,753,260

Commercial Services & Supplies — 3.5%
13,800	Asset Acceptance Capital Corp.†, (a)	357,558
146,800	Exponent, Inc.†	4,195,544
17,600	Labor Ready, Inc.†, (a)	410,256
65,400	Portfolio Recovery Associates, Inc.†, (a)	2,748,108
8,250	School Specialty, Inc.†, (a)	383,625
276,700	Team, Inc.†, (a)	5,949,050
200,000	WCA Waste Corporation†	1,750,000

		15,794,141

Construction & Engineering — 0.5%
94,800	Keith Companies, Inc. (The)†, (a)	2,055,264

See Notes to Financial Statements.

5

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Industrials (Continued)
Industrial Conglomerates — 1.3%
247,900	Raven Industries, Inc.(a)	$5,805,818

Machinery — 4.4%
118,400	Actuant Corporation, Class A†, (a)	5,676,096
76,800	Cascade Corporation(a)	3,321,600
357,400	Commercial Vehicle Group, Inc.†, (a)	6,343,850
7,400	Lincoln Electric Holdings, Inc.(a)	245,310
69,400	Middleby Corporation (The)†, (a)	3,668,484
8,800	Toro Company (The)(a)	339,768

		19,595,108

Road & Rail — 5.4%
293,650	Genesee & Wyoming, Inc., Class A†, (a)	7,990,217
229,800	Marten Transport, Ltd.†, (a)	4,823,502
78,400	Mullen Transportation, Inc.†	3,933,752
276,280	Old Dominion Freight Line, Inc.†	7,412,592

		24,160,063

Trading Companies & Distributors — 1.1%
37,900	Rush Enterprises, Inc., Class A†	505,586
330,831	Rush Enterprises, Inc., Class B†, (a)	4,436,444

		4,942,030

Total Industrials		93,466,846

Information Technology — 13.1%
Communications Equipment — 2.2%
29,300	Alvarion Ltd.†, (a)	340,466
13,900	Belden CDT Inc.(a)	294,680
554,100	Digi International, Inc.†, (a)	6,571,626
137,700	NETGEAR, Inc.†, (a)	2,561,220

		9,767,992

Computers & Peripherals — 1.8%
6,100	Intergraph Corporation†, (a)	210,206
228,985	Rimage Corporation†, (a), (h)	4,861,351
85,000	Stratasys, Inc.†, (a)	2,777,800

		7,849,357

See Notes to Financial Statements.

6

Shares		Value

Information Technology (Continued)
Electronic Equipment & Instruments — 1.2%
92,449	ID Systems Inc.†, (a)	$1,461,619
29,400	Multi-Fineline Electronix, Inc.†, (a)	540,960
435,300	TTM Technologies, Inc.†, (a)	3,312,633

		5,315,212

Information Technology Services — 2.2%
19,800	CSG Systems International, Inc.†, (a)	375,804
133,300	ManTech International Corporation, Class A†, (a)	4,137,632
180,400	SI International, Inc.†, (a)	5,404,784

		9,918,220

Internet Software & Services — 1.4%
8,100	Aladdin Knowledge Systems Ltd.†, (a)	166,374
59,200	Digital Insight Corporation†,(a)	1,416,064
79,800	J2 Global Communications, Inc.†, (a)	2,748,312
78,000	LivePerson, Inc.†, (a)	243,360
40,000	Websense, Inc.†, (a)	1,922,000

		6,496,110

Semiconductors & Semiconductor Equipment — 1.8%
10,500	Actel Corporation	145,950
20,200	ADE Corporation†, (a)	566,610
7,800	Brooks Automation, Inc.†, (a)	115,830
156,900	Diodes, Incorporated†, (a)	4,895,280
27,000	Micrel Incorporated†, (a)	311,040
49,120	Siliconware Precision Industries, Co., Ltd., ADR(a)	241,179
341,800	White Electronic Designs Corporation†, (a)	1,896,990

		8,172,879

Software — 2.5%
39,700	Epicor Software Corporation†, (a)	524,040
275,700	RADWARE, Ltd.†, (a)	4,984,656
286,000	Sonic Solutions†, (a)	5,319,600
31,300	Witness Systems, Inc.†, (a)	570,599

		11,398,895

Total Information Technology		58,918,665

Materials — 2.4%
Chemicals — 0.0%#
2,400	Georgia Gulf Corporation(a)	74,520

See Notes to Financial Statements.

7

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Materials (Continued)
Metals & Mining — 2.4%
248,700	Metals USA, Inc.†, (a)	$4,730,274
5,000	NN, Inc.	63,400
220,400	Novamerican Steel Inc.†, (a)	6,083,040

		10,876,714

Total Materials		10,951,234

TOTAL COMMON STOCKS
(Cost $323,852,700)		440,634,475

INVESTMENT COMPANY SECURITY — 0.5%
(Cost $2,283,895)
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
152,200	NGP Capital Resources Company(a)	2,272,346

Principal
Amount

REPURCHASE AGREEMENT — 1.9%
(Cost $8,508,000)
$8,508,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $8,508,603 on 07/01/2005, collateralized by $8,615,000 FHLMC, 4.500% maturing 11/15/2011 (value $8,679,613)	8,508,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 22.8%
(Cost $102,230,717)
102,230,717	State Street Navigator Securities Lending Trust — Prime Portfolio(f)	102,230,717

See Notes to Financial Statements.

8

TOTAL INVESTMENTS
(Cost $436,875,312)	123.5%	553,645,538
OTHER ASSETS AND LIABILITIES (Net)	(23.5)	(105,410,374)

NET ASSETS	100.0%	$448,235,164

#	Amount represents less than 0.1% of net assets.

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $10,492,000, 2.3% of net assets.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Micro-Cap Equity Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $10,492,000, 2.3% of net assets.

Security	Acquisition Date	Cost

Asset Capital Corp., Inc. 144A	06/23/05	$2,220,200
Mariner Energy, Inc. 144A	03/04/05	2,016,000
JER Investors Trust, Inc., REIT, 144A	05/27/04	1,125,000
KKR Financial Corp., REIT, 144A	08/05/04	2,560,000
Medical Properties Trust, Inc., REIT, 144A	03/31/04	1,366,000
	09/08/04	542,700

(f)	As of June 30, 2005, the market value of the securities on loan is $99,638,910.

(g)	Security purchased on a when-issued basis (see Notes to Financial Statements, Note 2).

(h)	Security pledged as collateral for when-issued purchase commitments.

ABBREVIATIONS:
ADR   — American Depositary Receipt

FHLMC — Federal Home Loan Mortgage Corporation
REIT  — Real Estate Investment Trust

OPEN OPTION CONTRACTS WRITTEN

	Number of	Exercise	Expiration
Name of Issuer	Contracts	Price	Date	Value

LCA-Vision, Inc., Call Options	480	$50.00	12/17/2005	$268,800

See Notes to Financial Statements.

9

Munder Micro-Cap Equity Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Micro-Cap Equity Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	89.1%	$399,503,699
Canada	5.3	23,715,932
Bermuda	2.0	8,915,480
Israel	1.2	5,491,496
Netherlands Antilles	0.4	1,940,028
Bahamas	0.2	826,661
Taiwan	0.1	241,179

TOTAL COMMON STOCKS	98.3	440,634,475
INVESTMENT COMPANY SECURITY	0.5	2,272,346
WARRANTS	0.0	0
REPURCHASE AGREEMENT	1.9	8,508,000
COLLATERAL FOR SECURITIES ON LOAN	22.8	102,230,717

TOTAL INVESTMENTS	123.5	553,645,538
OTHER ASSETS AND LIABILITIES (Net)	(23.5)	(105,410,374)

NET ASSETS	100.0%	$448,235,164

See Notes to Financial Statements.

10

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11

Munder Micro-Cap Equity Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $99,638,910 of securities loaned)	$545,137,538
Repurchase agreement	8,508,000

Total Investments	553,645,538
Cash	686
Foreign currency, at value	3,639
Interest receivable	603
Dividends receivable	650,612
Receivable for investment securities sold	1,126,034
Receivable for Fund shares sold	1,706,067
Prepaid expenses and other assets	34,758

Total Assets	557,167,937

LIABILITIES:
Payable upon return of securities loaned	102,230,717
Payable for investment securities purchased	4,036,757
Payable for Fund shares redeemed	1,519,543
Investment advisory fees payable	356,033
Outstanding options written, at value (premiums received — $233,549)	268,800
Transfer agency/record keeping fees payable	179,817
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	161,943
Trustees’ fees and expenses payable	48,368
Administration fees payable	43,431
Custody fees payable	8,409
Shareholder servicing fees payable — Class K Shares	2,082
Accrued expenses and other payables	76,873

Total Liabilities	108,932,773

NET ASSETS	$448,235,164

Investments, at cost	$436,875,312

Foreign currency, at cost	$3,639

See Notes to Financial Statements.

12

NET ASSETS consist of:
Accumulated net investment loss	$(354,087)
Accumulated net realized gain on investments sold	5,954,767
Net unrealized appreciation of investments	116,735,500
Paid-in capital	325,898,984

$448,235,164

NET ASSETS:
Class A Shares	$265,645,479

Class B Shares	$60,748,956

Class C Shares	$77,869,067

Class K Shares	$9,194,589

Class R Shares	$911,852

Class Y Shares	$33,865,221

SHARES OUTSTANDING:
Class A Shares	6,432,476

Class B Shares	1,567,930

Class C Shares	2,009,311

Class K Shares	222,561

Class R Shares	22,125

Class Y Shares	803,232

CLASS A SHARES:
Net asset value and redemption price per share	$41.30

Maximum sales charge	5.50%
Maximum offering price per share	$43.70

CLASS B SHARES:
Net asset value and offering price per share*	$38.74

CLASS C SHARES:
Net asset value and offering price per share*	$38.75

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$41.31

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$41.21

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$42.16

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Micro-Cap Equity Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$239,170
Dividends(a)	4,998,315
Securities lending	184,129

Total Investment Income	5,421,614

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	499,953
Class B Shares	576,807
Class C Shares	633,380
Class R Shares	2,572
Shareholder servicing fees:
Class K Shares	16,687
Investment advisory fees	3,467,032
Transfer agency/record keeping fees	836,965
Administration fees	453,566
Printing and mailing fees	87,240
Custody fees	81,576
Registration and filing fees	74,286
Legal and audit fees	51,774
Trustees’ fees and expenses	28,851
Other	42,918

Total Expenses	6,853,607
Fees waived by transfer agent	(2,440)

Net Expenses	6,851,167

NET INVESTMENT LOSS	(1,429,553)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	23,291,432
Options written	801,879
Foreign currency-related transactions	628
Net change in unrealized appreciation/(depreciation) of:
Securities	34,153,956
Options written	48,287
Foreign currency-related transactions	288

Net realized and unrealized gain on investments	58,296,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,866,917

(a)	Net of foreign withholding taxes of $20,501.

See Notes to Financial Statements.

14

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment loss	$(1,429,553)	$(1,674,818)
Net realized gain from security transactions, options written and foreign currency-related transactions	24,093,939	20,234,800
Net change in unrealized appreciation/(depreciation) of securities, options written and foreign currency-related transactions	34,202,531	49,182,984

Net increase in net assets resulting from operations	56,866,917	67,742,966
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	87,603,486	49,265,022
Class B Shares	(3,453,902)	(3,127,458)
Class C Shares	17,326,962	13,514,308
Class K Shares	2,447,755	(32,154)
Class R Shares	836,321	—
Class Y Shares	21,253,564	(2,441,935)
Short-term trading fees	48,961	69,430

Net increase in net assets	182,930,064	124,990,179
NET ASSETS:
Beginning of year	265,305,100	140,314,921

End of year	$448,235,164	$265,305,100

Accumulated net investment loss	$(354,087)	$(20,558)

See Notes to Financial Statements.

15

Munder Micro-Cap Equity Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$146,613,998	$124,052,955
Proceeds received in merger	6,119,287	—
Redeemed	(65,129,799)	(74,787,933)

Net increase	$87,603,486	$49,265,022

Class B Shares:
Sold	$12,102,079	$14,171,995
Proceeds received in merger	1,872,498	—
Redeemed*	(17,428,479)	(17,299,453)

Net decrease	$(3,453,902)	$(3,127,458)

Class C Shares:
Sold	$29,212,017	$21,969,494
Proceeds received in merger	1,338,548	—
Redeemed	(13,223,603)	(8,455,186)

Net increase	$17,326,962	$13,514,308

Class K Shares:
Sold	$2,380,536	$717,516
Proceeds received in merger	3,503,784	—
Redeemed	(3,436,565)	(749,670)

Net increase/(decrease)	$2,447,755	$(32,154)

Class R Shares:
Sold	$930,668	$—
Redeemed	(94,347)	—

Net increase	$836,321	$—

Class Y Shares:
Sold	$4,728,627	$1,373,030
Proceeds received in merger	17,786,246	—
Redeemed	(1,261,309)	(3,814,965)

Net increase/(decrease)	$21,253,564	$(2,441,935)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder Micro-Cap Equity Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold*	3,908,134	3,822,478
Issued in exchange for proceeds received in merger	152,411	—
Redeemed	(1,740,453)	(2,299,049)

Net increase	2,320,092	1,523,429

Class B Shares:
Sold	346,127	458,942
Issued in exchange for proceeds received in merger	49,576	—
Redeemed*	(492,157)	(572,101)

Net decrease	(96,454)	(113,159)

Class C Shares:
Sold	826,574	692,070
Issued in exchange for proceeds received in merger	35,430	—
Redeemed	(371,281)	(276,491)

Net increase	490,723	415,579

Class K Shares:
Sold	59,967	21,103
Issued in exchange for proceeds received in merger	87,225	—
Redeemed	(86,954)	(25,237)

Net increase/(decrease)	60,238	(4,134)

Class R Shares:
Sold	24,528	—
Redeemed	(2,403)	—

Net increase	22,125	—

Class Y Shares:
Sold	124,050	43,264
Issued in exchange for proceeds received in merger	434,234	—
Redeemed	(33,107)	(117,619)

Net increase/(decrease)	525,177	(74,355)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

 (a) The Munder Micro-Cap Equity Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

17

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$35.06	$23.96	$25.12	$25.38	$28.80

Income/(loss) from investment operations:
Net investment loss	(0.06)	(0.15)	(0.20)	(0.27)	(0.31)
Net realized and unrealized gain/(loss) on investments	6.30	11.24	(0.96)	0.01	(2.10)

Total from investment operations	6.24	11.09	(1.16)	(0.26)	(2.41)

Less distributions:
Distributions from net realized gains	—	—	—	—	(1.00)
Distributions in excess of net realized gains	—	—	—	—	(0.01)

Total distributions	—	—	—	—	(1.01)

Short-term trading fees	0.00 (d)	0.01	—	—	—

Net asset value, end of period	$41.30	$35.06	$23.96	$25.12	$25.38

Total return(b)	17.77%	46.33%	(4.66)%	(0.99)%	(8.43)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$265,645	$144,184	$62,027	$56,222	$34,017
Ratio of operating expenses to average net assets	1.74%	1.80%	1.98%	1.66%	1.65%
Ratio of net investment loss to average net assets	(0.16)%	(0.47)%	(1.00)%	(1.12)%	(1.28)%
Portfolio turnover rate	36%	52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.74%	1.81%	1.99%	1.67%	1.65%

(a)	The Munder Micro-Cap Equity Fund Class A Shares and Class B Shares commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

18

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$33.14	$22.81	$24.10	$24.52	$28.02

(0.33)	(0.37)	(0.34)	(0.43)	(0.47)
5.93	10.69	(0.95)	0.01	(2.02)

5.60	10.32	(1.29)	(0.42)	(2.49)

—	—	—	—	(1.00)
—	—	—	—	(0.01)

—	—	—	—	(1.01)

0.00 (d)	0.01	—	—	—

$38.74	$33.14	$22.81	$24.10	$24.52

16.90%	45.22%	(5.35)%	(1.67)%	(8.97)%

$60,749	$55,158	$40,548	$49,062	$40,095
2.49%	2.55%	2.73%	2.41%	2.40%
(0.95)%	(1.22)%	(1.75)%	(1.87)%	(2.03)%
36%	52%	66%	118%	142%
2.49%	2.56%	2.74%	2.42%	2.40%

See Notes to Financial Statements.

19

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$33.15	$22.82	$24.11	$24.53	$28.03

Income/(loss) from investment operations:
Net investment loss	(0.33)	(0.37)	(0.34)	(0.44)	(0.47)
Net realized and unrealized gain/(loss) on investments	5.93	10.69	(0.95)	0.02	(2.02)

Total from investment operations	5.60	10.32	(1.29)	(0.42)	(2.49)

Less distributions:
Distributions from net realized gains	—	—	—	—	(1.00)
Distributions in excess of net realized gains	—	—	—	—	(0.01)

Total distributions	—	—	—	—	(1.01)

Short-term trading fees	0.00 (d)	0.01	—	—	—

Net asset value, end of period	$38.75	$33.15	$22.82	$24.11	$24.53

Total return(b)	16.89%	45.20%	(5.35)%	(1.67)%	(8.93)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$77,869	$50,341	$25,175	$28,050	$19,276
Ratio of operating expenses to average net assets	2.49%	2.55%	2.73%	2.41%	2.40%
Ratio of net investment loss to average net assets	(0.92)%	(1.22)%	(1.75)%	(1.87)%	(2.03)%
Portfolio turnover rate	36%	52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.49%	2.56%	2.74%	2.42%	2.40%

(a)	The Munder Micro-Cap Equity Fund Class C Shares and Class K Shares commenced operations on March 31, 1997 and December 31, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

20

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$35.07	$23.96	$25.13	$25.37	$28.75

(0.06)	(0.15)	(0.20)	(0.27)	(0.31)
6.30	11.25	(0.97)	0.03	(2.06)

6.24	11.10	(1.17)	(0.24)	(2.37)

—	—	—	—	(1.00)
—	—	—	—	(0.01)

—	-	—	—	(1.01)

0.00 (d)	0.01	—	—	—

$41.31	$35.07	$23.96	$25.13	$25.37

17.79%	46.31%	(4.62)%	(0.95)%	(8.30)%

$9,195	$5,693	$3,989	$5,300	$7,014
1.74%	1.80%	1.98%	1.66%	1.65%
(0.15)%	(0.47)%	(1.00)%	(1.12)%	(1.28)%
36%	52%	66%	118%	142%
1.74%	1.81%	1.99%	1.67%	1.65%

See Notes to Financial Statements.

21

Munder Micro-Cap Equity Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

			Y Shares
	R Shares
			Year	Year	Year	Year	Year
	Period		Ended	Ended	Ended	Ended	Ended
	Ended		6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)
	6/30/05(c

Net asset value, beginning of period	$33.58		$35.71	$24.34	$25.46	$25.63	$28.97

Income/ (loss) from investment operations:
Net investment income/ (loss)	(0.11)		0.08	(0.07)	(0.15)	(0.21)	(0.25)
Net realized and unrealized gain/ (loss) on investments	7.74		6.37	11.43	(0.97)	0.04	(2.08)

Total from investment operations	7.63		6.45	11.36	(1.12)	(0.17)	(2.33)

Less distributions:
Distributions from net realized gains	—		—	—	—	—	(1.00)
Distributions in excess of net realized gains	—		—	—	—	—	(0.01)

Total distributions	—		—				(1.01)

Short-term trading fees	0.00	(d)	0.00 (d)	0.01	—	—	—

Net asset value, end of period	$41.21		$42.16	$35.71	$24.34	$25.46	$25.63

Total return(b)	22.72%		18.06%	46.71%	(4.40)%	(0.66)%	(8.10)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$912		$33,865	$9,928	$8,576	$13,515	$12,560
Ratio of operating expenses to average net assets	1.99	%(e)	1.49%	1.55%	1.73%	1.41%	1.40%
Ratio of net investment income/(loss) to average net assets	(0.31	)%(e)	0.20%	(0.22)%	(0.75)%	(0.87)%	(1.03)%
Portfolio turnover rate	36%		38%	52%	66%	118%	142%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.99	%(e)	1.49%	1.56%	1.74%	1.42%	1.40%

(a)	The Munder Micro-Cap Equity Fund Class R Shares and Y Shares commenced operations on July 29, 2004 and December 26, 1996 respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

(e)	Annualized

See Notes to Financial Statements.

22

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Micro-Cap Equity Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest each without par value.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

    On February 25, 2005, the Fund acquired all of the assets and assumed all of the liabilities of the Munder Small Company Growth Fund in a tax-free exchange of shares of and the subsequent liquidation of the Munder Small Company Growth Fund. The Agreement and Plan of Reorganization was approved by the Shareholders of the Munder Small Company Growth Fund at a Special Meeting of the Shareholders held on February 24, 2005.

    Number of Shares outstanding of the Munder Small Company Growth Fund prior to merger:

Class A	449,254
Class B	153,698
Class C	108,095
Class K	261,359
Class Y	1,283,557

23

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Number of Shares issued of the Fund for Shares of the Munder Small Company Growth Fund:

Class A	152,411
Class B	49,576
Class C	35,430
Class K	87,225
Class Y	434,234

    Unrealized appreciation immediately prior to acquisition of all assets and assumption of all liabilities of the Munder Small Company Growth Fund was $6,203,795.

    There were no undistributed income or gain amounts unpaid prior to the merger of the Munder Small Company Growth Fund.

	Prior to Merger	After Merger

Net assets of Munder Small Company Growth Fund
Class A	$6,119,287	$—
Class B	1,872,498	—
Class C	1,338,548	—
Class K	3,503,784	—
Class Y	17,786,246	—
Net assets of Fund
Class A	$232,702,601	$238,821,888
Class B	62,005,479	63,877,977
Class C	72,058,257	73,396,805
Class K	6,155,026	9,658,810
Class R	836,092	836,092
Class Y	14,749,492	32,535,738

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts and options, are generally valued at the last quoted sale price on the primary market or exchange where such

24

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/ (depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

25

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to 25% of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on

26

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Options: The Fund may write call options on securities it owns for hedging purposes. When the Fund writes a call option, an amount equal to the premium received is recorded as an asset and an equivalent liability. The amount of the liability is adjusted daily to reflect the current market value of the option. If an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the premium received for the option. If the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of the closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $2,440 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

27

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K, Class R or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 1.00% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Annual
Fund Net Assets	Fee:

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

28

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

    For the year ended June 30, 2005, the Advisor earned $453,566 before payment of sub-administration fees and $302,189 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1308% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $864 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $45 from commissions on sales of Class A Shares for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid an quarterly annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or

29

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $211 to Comerica Securities and $16,842 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $221,346,582 and $119,960,350, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $124,956,310 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $8,193,783 and net appreciation for

30

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

Federal income tax purposes was $116,762,527. At June 30, 2005, aggregate cost for Federal income tax purposes was $436,883,011.

    For the year ended June 30, 2005, the Fund had the following written covered call option contracts:

	Number of Contracts	Premium Amount

Beginning of year	1,500	$417,087
Written during the year	1,380	619,541
Exercised during the year	(1,800)	(697,883)
Expired during the year	(400)	(54,798)
Closed during the year	(200)	(50,398)

Balance at end of year	480	$233,549

6. Revolving Line of Credit

    Effective December 31, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005 total commitment fees for the Fund were $4,674.

7.	Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

31

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, return of capital and capital gain distributions from real estate investment trusts, net operating losses and losses inherited in the merger with Munder Small Company Growth Fund were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Gain	Capital

$1,096,024	$539,905	$(1,635,929)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Long-Term	Capital	Unrealized
Gains	Loss Carryover	Appreciation	Total

$17,773,804	$(12,141,911)	$116,727,801	$122,359,694

    The differences between book and tax distributable earnings are primarily due to wash sales, PFIC basis adjustments, real estate investment trust basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $12,141,911 of unused capital losses expiring in 2010. These losses were inherited in the February 25, 2005 merger with the Munder Small Company Growth Fund and are subject to limitations.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $6,526,138.

9.	Shareholder Meeting Results (Unaudited)

    A Special Meeting of Shareholders (the “Special Meeting”) of the Munder Small Company Growth Fund, as series of MST, was held on February 24, 2005. The purpose of the Special Meeting was to seek the approval or disapproval from the shareholders of the Munder Small Company Growth Fund of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and the assumption of all of the liabilities of the Munder Small Company Growth Fund by the Fund in exchange for shares of the Fund and the subsequent liquidation of the Munder Small Company Growth Fund. The Agreement and Plan of Reorganization was approved by the shareholders. The results of the vote were 1,653,386.431 votes For, 1,230.703 votes Against, 909.780 Abstentions and 0 Broker Non-Votes.

32

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

10. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $5,018,816 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11.	Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

13.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to

33

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the

34

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index and of another small-capitalization index for comparative purposes; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Fund’s benchmark for the one-year period and trailed the performance of the benchmark for the three- and five-year periods and (2) total returns exceeded the median performance of the Fund’s Lipper peer group for the one- and three-year periods and trailed the median performance of the Lipper peer group for the five-year period.

35

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund:  The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also noted the Advisor’s observation that the Fund, as a micro-cap fund, is often compared to small-cap funds, but also should be considered in comparison solely to other micro-cap funds in considering its advisory fees. The

36

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

37

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

38

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

39

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

40

Munder Micro-Cap Equity Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Office & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Micro-Cap Equity Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Micro-Cap Equity Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Micro-Cap Equity Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

42

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43

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMICRO605

ANNUAL REPORT
June 30, 2005
Munder Mid-Cap
Core Growth Fund
(formerly Munder MidCap Select Fund)
Class A, B, C, K, R & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund invests in smaller and medium-sized company stocks, which are more volatile and less liquid than larger, more established company securities.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Tony Dong, Brian Matuszak and Andy Mui

    The Fund earned a return of 17.25% for the year ended June 30, 2005, relative to the 14.03% return for the S&P MidCap 400® Index and the 8.06% median return for the Lipper universe of mid-cap growth funds.

ii

    During the period, the Fund benefited from positive results for mid-cap investors in general. The significant outperformance of the Fund, relative to its S&P MidCap 400® benchmark, was due largely to holdings in the information technology, consumer discretionary, energy and health care sectors of the Fund. Strong returns in the information technology sector came largely from the information technology (IT) services and semiconductor-related holdings. Overweighted positions in SRA International, Inc. (2.0% of the Fund) and Cognizant Technology Solutions Corporation (1.4% of the Fund) were largely responsible for relative gains from the IT services holdings. SRA International provides strategic consulting and systems design and development services to the U.S. government. Cognizant Technology Solutions provides IT design, development, integration and maintenance services for Fortune 1000 companies. The strong relative return in the semiconductor-related segment of the Fund was due to the lack of positions in some of the weaker stocks in this industry.

    In the consumer discretionary sector, three homebuilders (Standard Pacific Corporation (1.9% of the Fund), KB Home (2.1% of the Fund) and Pulte Homes, Inc. (1.6% of the Fund) made a significant contribution to relative returns, as did an overweighted position in Sears Holdings Corporation (1.3% of the Fund) and Penn National Gaming, Inc. (2.8% of the Fund) Penn National Gaming is the owner and operator of two racetracks, eleven off-track wagering facilities and gaming activities that include casinos, video lottery terminals and other forms of legalized gambling.

    Relative strength in the energy sector of the Fund was broad-based, with significant contributions from a number of stocks. XTO Energy, Inc. (1.5% of the Fund), Kinder Morgan, Inc. (2.0% of the Fund) and Chesapeake Energy Corporation (1.0% of the Fund) led relative performance in the oil, gas and consumable fuels energy segment. In the energy equipment and services industry, the top contributors to relative strength included Precision Drilling Corporation (1.8% of the Fund) and Patterson-UTI Energy, Inc. (1.9% of the Fund).

    The good relative performance of the Fund’s health care holdings came largely from the biotechnology and health care equipment and supplies industries. Gilead Sciences, Inc. (1.9% of the Fund), the leading performer among the Fund’s biotechnology holdings, focuses on drugs to treat patients worldwide who are suffering from life-threatening diseases, including HIV infection and influenza. Among the health care equipment and supplies holdings, ResMed, Inc. (1.8% of the Fund), a company providing medical equipment used in treating, diagnosing and managing sleep disorders, contributed to the Fund’s relative performance.

    The positive contributions from these sectors more than offset the relative weakness in the financials sector of the Fund, which came from the insurance and commercial banks industries. Overweighted positions in Ambac Financial Group, Inc. (1.1% of the Fund) and RenaissanceRe Holdings Ltd. (1.1% of the Fund) were responsible for the lagging performance in the insurance sector. UCBH Holdings, Inc. (1.0% of the Fund), which operates principally in California, held back the relative performance of the commercial banks segment of the Fund.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of mid-cap growth funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Mid-Cap Core Growth Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Mid-Cap Core Growth Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

				S&P	Lipper Mid-Cap
Class and	With		Without	MidCap 400®	Growth Funds
Inception Date	Load		Load	Index#	Median*

CLASS A 7/3/00	$14,509	(2)	$15,353	$15,030	$8,098
CLASS B 7/5/00	14,632	(3)	14,832	15,030	8,098
CLASS C(1)	13,864	(2)	14,003	15,030	8,098
CLASS K 12/17/02	N/A		17,334	16,408	15,296
CLASS R 7/29/04	N/A		12,354	11,962	11,619
CLASS Y 6/24/98	N/A		24,616	20,605	14,101

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five	Five	Since		Since
Class and	Year		Year	Years	Years	Inception		Inception
Inception Date	w/load		w/out load	w/load	w/out load	w/load		w/out load

CLASS A 7/3/00	10.56%	(2)	17.00%	N/A	N/A	7.72%	(2)	8.95%
CLASS B 7/5/00	11.12%	(3)	16.12%	N/A	N/A	7.93%	(3)	8.22%
CLASS C(1)	15.14%		16.14%	N/A	N/A	6.80%	(2)	7.02%
CLASS K 12/17/02	N/A		17.01%	N/A	N/A	N/A		24.21%
CLASS R 7/29/04	N/A		N/A	N/A	N/A	N/A		23.54%	(a)
CLASS Y 6/24/98	N/A		17.25%	N/A	9.23%	N/A		13.69%

(a)	Not annualized.

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business on October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 is for Class II Shares and reflects the fees and expenses of Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The S&P MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. stock market. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 7/1/00, 7/1/00, 7/1/00, 1/1/03, 8/1/04, and 7/1/98, respectively.

*	The Lipper Mid-Cap Growth Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 7/1/00, 7/1/00, 7/1/00, 1/1/03, 8/1/04, and 7/1/98, respectively.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the six-month period starting January 1, 2005 and ending June 30, 2005.

Actual Expenses

    Except as otherwise noted, the section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

    Please note that the expenses shown in the table for the Fund and in similar tables for other Funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,067.60	$6.92	1.35%
Class B	$1,000.00	$1,063.80	$10.75	2.10%
Class C	$1,000.00	$1,064.20	$10.75	2.10%
Class K	$1,000.00	$1,067.70	$6.92	1.35%
Class R	$1,000.00	$1,066.20	$8.20	1.60%
Class Y	$1,000.00	$1,068.80	$5.64	1.10%

Hypothetical
Class A	$1,000.00	$1,018.10	$6.76	1.35%
Class B	$1,000.00	$1,014.38	$10.49	2.10%
Class C	$1,000.00	$1,014.38	$10.49	2.10%
Class K	$1,000.00	$1,018.10	$6.76	1.35%
Class R	$1,000.00	$1,016.86	$8.00	1.60%
Class Y	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 93.5%
Consumer Discretionary — 20.9%
Diversified Consumer Services — 1.5%
188,600	Regis Corporation	$7,370,488

Hotels, Restaurants & Leisure — 4.0%
211,700	International Game Technology	5,959,355
373,700	Penn National Gaming, Inc.†	13,640,050

		19,599,405

Household Durables — 7.4%
136,700	KB Home	10,420,641
94,000	Pulte Homes, Inc.	7,919,500
107,000	Standard Pacific Corporation	9,410,650
400,300	Tempur-Pedic International Inc.†	8,878,654

		36,629,445

Media — 1.4%
93,800	Getty Images, Inc.†	6,965,588

Multiline Retail — 1.3%
41,300	Sears Holdings Corporation†	6,189,631

Specialty Retail — 5.3%
161,400	Chico’s FAS, Inc.†	5,532,792
184,500	Dick’s Sporting Goods, Inc.†	7,119,855
276,400	Foot Locker, Inc.	7,523,608
123,200	Tractor Supply Company†	6,049,120

		26,225,375

Total Consumer Discretionary		102,979,932

Consumer Staples — 4.7%
Beverages — 1.8%
290,200	Constellation Brands, Inc., Class A†	8,560,900

Food Products — 1.6%
224,800	Flowers Foods, Inc.	7,948,928

Personal Products — 1.3%
150,100	Alberto-Culver Company	6,503,833

Total Consumer Staples		23,013,661

See Notes to Financial Statements.

1

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy — 9.6%
Energy Equipment & Services — 5.1%
152,100	National Oilwell Varco, Inc.†	$7,230,834
328,300	Patterson-UTI Energy, Inc.	9,136,589
223,200	Precision Drilling Corporation†	8,811,936

		25,179,359

Oil, Gas & Consumable Fuels — 4.5%
209,000	Chesapeake Energy Corporation	4,765,200
116,600	Kinder Morgan, Inc.	9,701,120
218,433	XTO Energy, Inc.	7,424,538

		21,890,858

Total Energy		47,070,217

Financials — 14.3%
Capital Markets — 2.8%
99,800	Affiliated Managers Group, Inc.†	6,819,334
375,500	Ameritrade Holding Corporation†	6,980,545

		13,799,879

Commercial Banks — 1.0%
317,500	UCBH Holdings, Inc.	5,156,200

Insurance — 5.3%
80,400	Ambac Financial Group, Inc.	5,608,704
133,300	AmerUs Group Co.	6,405,065
106,300	RenaissanceRe Holdings Ltd.	5,234,212
384,500	Universal American Financial Corp.†	8,697,390

		25,945,371

Real Estate — 5.2%
240,000	KKR Financial Corp., REIT	6,000,000
161,800	KKR Financial Corp., REIT, 144A(a), (b), (c), (d), (e)	3,640,500
158,611	New Century Financial Corporation, REIT	8,160,536
262,000	Ventas, Inc., REIT	7,912,400

		25,713,436

Total Financials		70,614,886

Health Care — 11.7%
Biotechnology — 1.9%
207,200	Gilead Sciences, Inc.†	9,114,728

See Notes to Financial Statements.

2

Shares		Value

Health Care (Continued)
Health Care Equipment & Supplies — 3.7%
215,900	Cytyc Corporation†	$4,762,754
75,400	Kinetic Concepts, Inc.†	4,524,000
135,900	ResMed, Inc.†	8,968,041

		18,254,795

Health Care Providers & Services — 6.1%
128,800	Coventry Health Care, Inc.†	9,112,600
120,700	LifePoint Hospitals, Inc.†	6,097,764
100,100	Quest Diagnostics Incorporated	5,332,327
400,900	VCA Antech, Inc.†	9,721,825

		30,264,516

Total Health Care		57,634,039

Industrials — 10.0%
Aerospace & Defense — 2.8%
179,100	L-3 Communications Holdings, Inc.	13,715,478

Commercial Services & Supplies — 2.4%
162,100	Asset Acceptance Capital Corp.†	4,200,011
154,800	Stericycle, Inc.†	7,789,536

		11,989,547

Machinery — 3.2%
111,600	Oshkosh Truck Corporation	8,736,048
180,700	Toro Company (The)	6,976,827

		15,712,875

Road & Rail — 1.6%
285,250	Old Dominion Freight Line, Inc.†	7,653,257

Total Industrials		49,071,157

Information Technology — 11.5%
Communications Equipment — 1.0%
207,400	Comverse Technology, Inc.†	4,905,010

Electronic Equipment & Instruments — 0.4%
45,800	ScanSource, Inc.†	1,966,652

See Notes to Financial Statements.

3

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Information Technology Services — 4.4%
150,800	Cognizant Technology Solutions Corporation, Class A†	$7,107,204
156,300	Euronet Worldwide, Inc.†	4,543,641
286,800	SRA International, Inc.†	9,957,696

		21,608,541

Internet Software & Services — 4.0%
185,500	Digital River, Inc.†	5,889,625
100,100	InfoSpace, Inc.†	3,296,293
204,100	J2 Global Communications, Inc.†	7,029,204
294,100	ValueClick, Inc.†	3,626,253

		19,841,375

Semiconductors & Semiconductor Equipment — 1.7%
314,800	FormFactor, Inc.†	8,317,016

Total Information Technology		56,638,594

Materials — 4.8%
Chemicals — 1.9%
192,400	Airgas, Inc.	4,746,508
94,100	Praxair, Inc.	4,385,060

		9,131,568

Construction Materials — 1.6%
108,200	Florida Rock Industries, Inc.	7,936,470

Metals & Mining — 1.3%
71,000	Phelps Dodge Corporation	6,567,500

Total Materials		23,635,538

Telecommunication Services — 1.8%
Wireless Telecommunication Services — 1.8%
342,400	Nextel Partners, Inc., Class A†	8,618,208

Utilities — 4.2%
Gas Utilities — 2.5%
95,100	Equitable Resources, Inc.	6,466,800
123,200	New Jersey Resources Corporation	5,944,400

		12,411,200

See Notes to Financial Statements.

4

Shares		Value

Utilities (Continued)
Water Utilities — 1.7%
271,325	Aqua America, Inc.	$8,069,206

Total Utilities		20,480,406

TOTAL COMMON STOCKS
(Cost $393,410,069)		459,756,638

Principal
Amount

REPURCHASE AGREEMENT — 3.9%
(Cost $19,394,000)
$19,394,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $19,395,374 on 07/01/2005, collateralized by $19,635,000 FHLMC, 4.500% maturing 11/15/2011 (value $19,782,263)	19,394,000

TOTAL INVESTMENTS
(Cost $412,804,069)	97.4%	479,150,638
OTHER ASSETS AND LIABILITIES (Net)	2.6	12,905,985

NET ASSETS	100.0%	$492,056,623

†	Non-income producing security.

(a)	Fair valued security as of June 30, 2005. (see Notes to Financial Statements, Note 2). As of June 30, 2005, this security represents $3,640,500, 0.7% of net assets.

(b)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(c)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Mid-Cap Core Growth Fund does not have the right to demand that this security be registered.

See Notes to Financial Statements.

5

Munder Mid-Cap Core Growth Fund

Portfolio of Investments, June 30, 2005 (continued)

(d)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $3,640,500, 0.7% of net assets.

Security	Acquisition Date	Cost

KKR Financial Corp., REIT, 144A	05/05/2005	$2,061,030
	05/09/2005	1,272,050

(e)	At June 30, 2005, KKR Financial Corp., REIT, 144A, was valued at $22.50 per share, which represents 90.0% of the market value of the unrestricted common stock of the same issuer. The unrestricted common stock commenced trading on June 23, 2005.

ABBREVIATIONS:
FHLMC — Federal Home Loan Mortgage Corporation
REIT  — Real Estate Investment Trust

See Notes to Financial Statements.

6

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7

Munder Mid-Cap Core Growth Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$459,756,638
Repurchase agreement	19,394,000

Total Investments	479,150,638
Cash	198,094
Interest receivable	1,374
Dividends receivable	138,852
Receivable for investment securities sold	2,017,912
Receivable for Fund shares sold	12,792,156
Prepaid expenses and other assets	52,873

Total Assets	494,351,899

LIABILITIES:
Payable for Fund shares redeemed	1,045,131
Payable for securities purchased	951,766
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	95,226
Transfer agency/record keeping fees payable	74,404
Administration fees payable	39,806
Trustees’ fees and expenses payable	25,131
Shareholder servicing fees payable — Class K Shares	17,431
Investment advisory fees payable	8,781
Accrued expenses and other payables	37,600

Total Liabilities	2,295,276

NET ASSETS	$492,056,623

Investments, at cost	$412,804,069

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(19,140)
Accumulated net realized loss on investments sold	(2,700,017)
Net unrealized appreciation of investments	66,346,569
Paid-in capital	428,429,211

$492,056,623

NET ASSETS:
Class A Shares	$197,522,962

Class B Shares	$23,974,282

Class C Shares	$57,627,767

Class K Shares	$87,649,310

Class R Shares	$1,018,546

Class Y Shares	$124,263,756

SHARES OUTSTANDING:
Class A Shares	9,200,904

Class B Shares	1,159,566

Class C Shares	2,781,783

Class K Shares	4,084,707

Class R Shares	47,574

Class Y Shares	5,712,450

CLASS A SHARES:
Net asset value and redemption price per share	$21.47

Maximum sales charge	5.50%
Maximum offering price per share	$22.72

CLASS B SHARES:
Net asset value and offering price per share*	$20.68

CLASS C SHARES:
Net asset value and offering price per share*	$20.72

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$21.46

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$21.41

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$21.75

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Mid-Cap Core Growth Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$297,425
Dividends	1,896,120

Total Investment Income	2,193,545

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	169,690
Class B Shares	140,117
Class C Shares	200,135
Class R Shares	2,089
Shareholder servicing fees:
Class K Shares	124,932
Investment advisory fees	1,680,659
Administration fees	310,503
Transfer agency/record keeping fees	269,224
Custody fees	58,043
Registration and filing fees	55,231
Legal and audit fees	40,255
Trustees’ fees and expenses	29,960
Other	62,580

Total Expenses	3,143,418
Fees waived by transfer agent	(372)

Net Expenses	3,143,046

NET INVESTMENT LOSS	(949,501)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(1,017,205)
Net change in unrealized appreciation/(depreciation) of securities	47,451,236

Net realized and unrealized gain on investments	46,434,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,484,530

See Notes to Financial Statements.

10

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment loss	$(949,501)	$(513,924)
Net realized gain/(loss) from security transactions	(1,017,205)	3,815,130
Net change in unrealized appreciation/(depreciation) of securities	47,451,236	11,966,803

Net increase in net assets resulting from operations	45,484,530	15,268,009
Net increase in net assets from Fund share transactions:
Class A Shares	166,701,407	9,319,586
Class B Shares	12,583,846	4,610,588
Class C Shares	49,173,155	2,183,062
Class K Shares	52,534,540	23,456,053
Class R Shares	931,085	—
Class Y Shares	68,896,545	6,178,080
Short-term trading fees	18,153	—

Net increase in net assets	396,323,261	61,015,378
NET ASSETS
Beginning of year	95,733,362	34,717,984

End of year	$492,056,623	$95,733,362

Accumulated net investment loss	$(19,140)	$(17,634)

(a)	The Munder Mid-Cap Core Growth Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

11

Munder Mid-Cap Core Growth Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold	$180,998,451	$13,449,359
Redeemed	(14,297,044)	(4,129,773)

Net increase	$166,701,407	$9,319,586

Class B Shares:
Sold	$16,440,627	$5,629,561
Redeemed	(3,856,781)	(1,018,973)

Net increase	$12,583,846	$4,610,588

Class C Shares:
Sold	$50,522,832	$2,623,812
Redeemed	(1,349,677)	(440,750)

Net increase	$49,173,155	$2,183,062

Class K Shares:
Sold	$59,453,289	$25,329,124
Redeemed	(6,918,749)	(1,873,071)

Net increase	$52,534,540	$23,456,053

Class R Shares:
Sold	$997,532	$—
Redeemed	(66,447)	—

Net increase	$931,085	$—

Class Y Shares:
Sold	$103,745,008	$12,489,097
Redeemed	(34,848,463)	(6,311,017)

Net increase	$68,896,545	$6,178,080

(a)	The Munder Mid-Cap Core Growth Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold	9,100,749	799,587
Redeemed	(711,406)	(244,146)

Net increase	8,389,343	555,441

Class B Shares:
Sold	866,781	350,250
Redeemed	(204,614)	(64,047)

Net increase	662,167	286,203

Class C Shares:
Sold	2,628,752	161,089
Redeemed	(71,735)	(28,009)

Net increase	2,557,017	133,080

Class K Shares:
Sold	3,031,195	1,507,390
Redeemed	(352,455)	(106,471)

Net increase	2,678,740	1,400,919

Class R Shares:
Sold	50,848	—
Redeemed	(3,274)	—

Net increase	47,574	—

Class Y Shares:
Sold	5,147,180	752,063
Redeemed	(1,709,419)	(394,996)

Net increase	3,437,761	357,067

(a)	The Munder Mid-Cap Core Growth Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

13

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.35	$13.94	$13.34	$14.62	$15.47

Income/(loss) from investment operations:
Net investment loss	(0.08)	(0.14)	(0.19)	(0.12)	(0.08)
Net realized and unrealized gain/(loss) on investments	3.20	4.55	0.79	(1.16)	0.76

Total from investment operations	3.12	4.41	0.60	(1.28)	0.68

Less distributions:
Distributions from net realized gains	—	—	—	—	(1.41)
Distributions in excess of net realized gains	—	—	—	—	(0.12)

Total distributions	—	—	—	—	(1.53)

Short-term trading fees	0.00 (e)	—	—	—	—

Net asset value, end of period	$21.47	$18.35	$13.94	$13.34	$14.62

Total return(b)	17.00%	31.64%	4.50%	(8.76)%	4.54%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$197,523	$14,892	$3,570	$2,237	$2,351
Ratio of operating expenses to average net assets	1.37%	1.57%	1.87%	1.43%	1.44	%(d)
Ratio of net investment income/(loss) to average net assets	(0.41)%	(0.86)%	(1.46)%	(0.91)%	(0.85	)%(d)
Portfolio turnover rate	45%	53%	58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.37%	1.57%	1.88%	1.43%	1.66	%(d)

(a)	The Munder Mid-Cap Core Growth Fund Class A Shares and Class B Shares commenced operations on July 3, 2000 and July 5, 2000, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Annualized.

(e)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

14

B Shares

Year	Year	Year	Year	Period
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$17.80	$13.63	$13.14	$14.51	$15.42

(0.21)	(0.27)	(0.27)	(0.23)	(0.13)
3.09	4.44	0.76	(1.14)	0.75

2.88	4.17	0.49	(1.37)	0.62

—	—	—	—	(1.41)
—	—	—	—	(0.12)

—	—	—	—	(1.53)

0.00 (e)	—	—	—	—

$20.68	$17.80	$13.63	$13.14	$14.51

16.12%	30.59%	3.73%	(9.44)%	4.12%

$23,974	$8,855	$2,878	$2,339	$1,655
2.12%	2.32%	2.62%	2.18%	2.19	%(d)
(1.12)%	(1.64)%	(2.21)%	(1.66)%	(1.60	)%(d)
45%	53%	58%	55%	81%
2.12%	2.32%	2.63%	2.18%	2.41	%(d)

See Notes to Financial Statements.

15

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$17.84	$13.65	$13.17	$14.53	$16.37

Income/(loss) from investment operations:
Net investment loss	(0.22)	(0.27)	(0.27)	(0.23)	(0.13)
Net realized and unrealized gain/(loss) on investments	3.10	4.46	0.75	(1.13)	(0.18)

Total from investment operations	2.88	4.19	0.48	(1.36)	(0.31)

Less distributions:
Distributions from net realized gains	—	—	—	—	(1.41)
Distributions in excess of net realized gains	—	—	—	—	(0.12)

Total distributions	—	—	—	—	(1.53)

Short-term trading fees	0.00 (e)	—	—	—	—

Net asset value, end of period	$20.72	$17.84	$13.65	$13.17	$14.53

Total return(b)	16.14%	30.70%	3.64%	(9.36)%	(1.81)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$57,628	$4,010	$1,252	$1,297	$838
Ratio of operating expenses to average net assets	2.12%	2.32%	2.62%	2.18%	2.19	%(d)
Ratio of net investment income/(loss) to average net assets	(1.15)%	(1.64)%	(2.21)%	(1.66)%	(1.60	)%(d)
Portfolio turnover rate	45%	53%	58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.12%	2.32%	2.63%	2.18%	2.41	%(d)

(a)	Prior to the close of business on October 31, 2003 the Munder Mid-Cap Core Growth Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on July 14, 2000, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for Class II Shares and reflect the fees and expenses of the Class II Shares. The Munder Mid-Cap Core Growth Fund Class K Shares and Class R Shares commenced operations on December 17, 2002 and July 29, 2004, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Annualized.

(e)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

16

K Shares				R Shares

Year	Year	Period		Period
Ended	Ended	Ended		Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)		6/30/05(c)

$18.34	$13.94	$12.38		$17.33

(0.07)	(0.13)	(0.11)		(0.12)
3.19	4.53	1.67		4.20

3.12	4.40	1.56		4.08

—	—	—		—
—	—	—		—

—	—	—		—

0.00 (e)	—	—		0.00	(e)

$21.46	$18.34	$13.94		$21.41

17.01%	31.56%	12.60%		23.54%

$87,649	$25,788	$70		$1,019
1.37%	1.57%	1.87	%(d)	1.62	%(d)
(0.38)%	(0.77)%	(1.46	)%(d)	(0.63	)%(d)
45%	53%	58%		45%
1.37%	1.57%	1.88	%(d)	1.62	%(d)

See Notes to Financial Statements.

17

Munder Mid-Cap Core Growth Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.55	$14.05	$13.42	$14.66	$15.47

Income/(loss) from investment operations:
Net investment loss	(0.03)	(0.11)	(0.15)	(0.09)	(0.06)
Net realized and unrealized gain/(loss) on investments	3.23	4.61	0.78	(1.15)	0.78

Total from investment operations	3.20	4.50	0.63	(1.24)	0.72

Less distributions:
Distributions from net realized gains	—	—	—	—	(1.41)
Distributions in excess of net realized gains	—	—	—	—	(0.12)

Total distributions	—	—	—	—	(1.53)
Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$21.75	$18.55	$14.05	$13.42	$14.66

Total return(b)	17.25%	32.03%	4.69%	(8.46)%	4.82%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$124,264	$42,188	$26,948	$26,013	$25,800
Ratio of operating expenses to average net assets	1.12%	1.32%	1.62%	1.18%	1.19%
Ratio of net investment income/(loss) to average net assets	(0.13)%	(0.69)%	(1.21)%	(0.66)%	(0.60)%
Portfolio turnover rate	45%	53%	58%	55%	81%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	1.12%	1.32%	1.63%	1.18%	1.41%

(a)	The Munder Mid-Cap Core Growth Fund Class Y Shares commenced operations on June 24, 1998.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

18

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005

1.	Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Mid-Cap Core Growth Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. As of the close of business on October 31, 2003, Class II Shares of the Fund were converted and/ or reclassified as Class C Shares.

    On May 18, 2005, the Fund changed its name from the Munder MidCap Select Fund to the Munder Mid-Cap Core Growth Fund.

2.	Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of

19

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information, and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

20

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $372 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average

21

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $310,503 before payment of sub-administration fees and $205,354 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1385% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $13,241 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005. Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, earned $10 from commissions on sales of Class A Shares for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses

22

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R
Shares	Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $50 to Comerica Securities and

23

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

$125,413 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $421,399,495 and $98,084,162, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $68,399,869 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $3,992,176 and net appreciation for Federal income tax purposes was $64,407,693. At June 30, 2005, aggregate cost for Federal income tax purposes was $414,742,945.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $2,172.

7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to

24

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for capital gain distributions from real estate investment trusts and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$947,995	$48,384	$(996,379)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Capital	Unrealized
Loss Carryover	Appreciation	Total

$(761,141)	$64,407,693	$63,646,552

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $761,141 of unused capital losses expiring in 2011.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $879,233.

9.	Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $1,895,688 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

10.	Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three

25

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

11.	Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

12.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13.	Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

26

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this

27

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index with performance characteristics most similar to the Fund; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total returns for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s gross and total returns for Class Y shares exceeded the performance of the benchmark and the median performance of Fund’s Lipper peer group for each of the periods in question.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund strongly supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to

28

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

29

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

14.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen by	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

30

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Positions(s) with	Length of	During Past	Overseen by	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

31

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Positions(s) with	Length of	During Past	Overseen by	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

32

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen by	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

33

Munder Mid-Cap Core Growth Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of Time
Name, Address and Age	Funds	Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor)
(11/9 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

34

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Mid-Cap Core Growth Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Mid-Cap Core Growth Fund (formerly, Munder MidCap Select Fund) (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Mid-Cap Core Growth Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

35

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36

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNMID605

ANNUAL REPORT
June 30, 2005
Munder Power Plus Fund ®
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in energy and power-related securities, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Furthermore, the power technology stocks in which the Fund invests are relatively volatile. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Investments by the Fund in foreign securities, which may make up the entire portfolio, involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sub-industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SUB-INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Michael Bryk and John Kreiter

    The Fund generated a return of 39.79% for the year ended June 30, 2005, relative to the 51.06% return for the AMEX Deutsche Bank Energy Index and the 37.32% return for the Lipper universe of natural resources funds.

    While the Fund benefited from strength in energy stocks in general and had strong absolute performance for the year, it lagged its AMEX Deutsche Bank Energy benchmark. The relative strength of the Fund’s oil & gas equipment & services and integrated oil & gas holdings was offset by relative weakness in the oil & gas drilling industry, and in the alternative energy holdings, which are not represented in the benchmark.

    Strong performers in the oil & gas equipment and services industry included two Canadian companies: Trican Well Service, Ltd. and Savanna Energy Services Corp. The positions in these companies were sold due to valuation concerns. Underweighted positions in Royal Dutch Petroleum Company (2.0% of the Fund), BP P.L.C. (2.2% of the Fund) and ENI S.p.A. (1.7% of the Fund) helped to boost the Fund’s relative returns in the integrated oil & gas industry.

    The relative weakness in the oil & gas drilling segment of the Fund was due largely to underweights in Diamond Offshore Drilling, Inc. (2.0% of the Fund) and Transocean, Inc. (3.1% of the Fund).

    The Fund’s investments in alternative energy companies, which do business outside the traditional energy sector, were primarily responsible for the Fund’s relative weakness versus its AMEX Deutsche Bank Energy benchmark. In general, alternative energy companies did not experience the strong performance that traditional energy sector companies generated for the year.

    Alternative energy holdings that had a significant negative impact on performance included Electric City Corp. (0.2% of the Fund), Power-One, Inc. (0.7% of the Fund) and Infineon Technologies AG (0.9% of the Fund). Electric City develops, manufactures and integrates energy saving technology and custom electric switchwear. Power-One offers products that are used to convert and process electrical energy to the high levels of quality, reliability and precision required of DC voltage by the digital economy. Infineon Technologies, headquartered in Germany, designs and manufactures power semiconductors that are used in energy-saving applications. The Fund’s fuel cell-related holdings, FuelCell Energy, Inc. (1.2% of the Fund), Plug Power, Inc. (1.3% of the Fund) and Distributed Energy Systems Corp., also held back the Fund’s absolute and relative return. FuelCell Energy develops and manufactures fuel cell power plants. Plug Power designs, develops and manufactures on-site electricity generation systems that incorporate the use of fuel cells. The position in Distributed Energy Systems, a developer and manufacturer of hydrogen generators and regenerative fuel cell systems, was eliminated in October.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The AMEX Deutsche

iii

Bank Energy Index is an equal-dollar weighted index of widely held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of natural resources funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Power Plus Fund (the “Fund”) Class Y Shares since the inception of the Fund. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Power Plus Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

					AMEX	Lipper
Class and	With		Without	S&P 500®	Deutsche Bank	Natural Resources
Inception Date	Load		Load	Index#	Energy Index#	Funds Median*

CLASS A 3/13/01	$12,724	(2)	$13,462	$10,321	$20,855	$16,326
CLASS B 3/13/01	12,819	(3)	13,019	10,321	20,855	16,326
CLASS C(1) 3/13/01	12,890	(2)	13,029	10,321	20,855	16,326
CLASS K 3/13/01	N/A		13,442	10,321	20,855	16,326
CLASS Y 3/13/01	N/A		13,603	10,321	20,855	16,326

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Since		Since
Class and	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load

CLASS A 3/13/01	31.79%	(2)	39.50%	5.76%	(2)	7.16%
CLASS B 3/13/01	33.52%	(3)	38.52%	5.94%	(3)	6.33%
CLASS C(1) 3/13/01	37.48%		38.48%	6.09%	(2)	6.34%
CLASS K 3/13/01	N/A		39.44%	N/A		7.12%
CLASS Y 3/13/01	N/A		39.79%	N/A		7.42%

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 are for Class II Shares, and reflect the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The AMEX Deutsche Bank Energy Index is an equal-dollar weighted index of widely held companies involved in producing and providing oil and natural gas, including domestic and international oil producers, refiners and transmitters, oil equipment manufacturers and drillers, and natural gas producers. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 3/1/01.

*	The Lipper Natural Resources Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 3/1/01.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05 to 6/30/05	Ratio

Actual
Class A	$1,000.00	$1,227.00	$9.11	1.65%
Class B	$1,000.00	$1,222.50	$13.23	2.40%
Class C	$1,000.00	$1,222.30	$13.22	2.40%
Class K	$1,000.00	$1,226.30	$9.11	1.65%
Class Y	$1,000.00	$1,228.60	$7.74	1.40%

Hypothetical
Class A	$1,000.00	$1,016.61	$8.25	1.65%
Class B	$1,000.00	$1,012.89	$11.98	2.40%
Class C	$1,000.00	$1,012.89	$11.98	2.40%
Class K	$1,000.00	$1,016.61	$8.25	1.65%
Class Y	$1,000.00	$1,017.85	$7.00	1.40%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Power Plus Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 100.1%
Consumer Discretionary — 0.6%
Automobile Parts & Equipment — 0.6%
118,600	Quantum Fuel Systems Technologies Worldwide, Inc.†	$593,000

Energy — 83.5%
Coal & Consumable Fuels — 0.5%
9,600	Peabody Energy Corporation	499,584

Integrated Oil & Gas — 33.9%
28,600	Amerada Hess Corporation	3,046,186
17,300	BG Group PLC, ADR	719,680
35,200	BP p.l.c., ADR	2,195,776
41,300	Chevron Corporation	2,309,496
68,100	ConocoPhillips	3,915,069
12,900	ENI S.p.A., ADR	1,653,780
41,700	Exxon Mobil Corporation	2,396,499
40,100	Marathon Oil Corporation	2,140,137
40,700	Murphy Oil Corporation	2,125,761
48,800	Occidental Petroleum Corporation	3,754,184
91,500	Repsol YPF, SA, ADR	2,299,395
29,700	Royal Dutch Petroleum Company, NYR	1,927,530
137,600	Statoil ASA, ADR	2,793,280
18,800	Total SA, ADR	2,196,780

		33,473,553

Oil & Gas Drilling — 10.7%
36,300	Diamond Offshore Drilling, Inc.	1,939,509
63,900	GlobalSantaFe Corporation	2,607,120
47,950	Noble Corporation	2,949,404
56,400	Transocean, Inc.†	3,043,908

		10,539,941

Oil & Gas Equipment & Services — 10.6%
33,850	Baker Hughes, Incorporated	1,731,766
48,600	Halliburton Company	2,324,052
16,600	National Oilwell Varco, Inc.†	789,164
28,500	Schlumberger Limited	2,164,290
32,100	Smith International, Inc.	2,044,770
23,800	Weatherford International Ltd.†	1,397,655

		10,451,697

See Notes to Financial Statements.

1

Munder Power Plus Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Energy (Continued)
Oil & Gas Exploration & Production — 20.5%
29,900	Anadarko Petroleum Corporation	$2,456,285
52,236	Apache Corporation	3,374,446
45,200	Burlington Resources, Inc.	2,496,848
16,500	Chesapeake Energy Corporation	376,200
48,900	EOG Resources, Inc.	2,777,520
31,300	Kerr-McGee Corporation	2,388,503
26,400	Noble Energy, Inc.	1,997,160
11,300	Remington Oil and Gas Corporation†	403,410
33,400	Ultra Petroleum Corp.†	1,014,024
33,600	Unocal Corporation	2,185,680
22,400	XTO Energy, Inc.	761,376

		20,231,452

Oil & Gas Refining & Marketing — 7.3%
24,700	Sunoco, Inc.	2,807,896
55,900	Valero Energy Corporation	4,422,249

		7,230,145

Total Energy		82,426,372

Health Care — 1.2%
Health Care Equipment — 1.3%
40,382	Intermagnetics General Corporation†	1,242,151

Industrials — 9.6%
Construction & Engineering — 1.7%
21,000	Chicago Bridge & Iron Company, N.V., NYR	480,060
137,400	Quanta Services, Inc.†	1,209,120

		1,689,180

Electrical Components & Equipment — 5.2%
73,500	American Power Conversion Corporation	1,733,865
24,200	C&D Technologies, Inc.	222,398
222,795	Electric City Corp.†	204,971
18,500	Energy Conversion Devices, Inc.†	414,030
115,100	FuelCell Energy, Inc.†	1,175,171
102,400	Power-One, Inc.†	646,144

See Notes to Financial Statements.

2

Shares		Value

Industrials (Continued)
Electrical Components & Equipment (Continued)
114,300	Valence Technology, Inc.†	$320,040
32,100	Vicor Corporation	436,560

		5,153,179

Heavy Electrical Equipment — 2.6%
117,900	Active Power, Inc.†	383,175
182,300	Plug Power, Inc.†	1,248,755
58,900	Vestas Wind Systems AS†	977,691

		2,609,621

Total Industrials		9,451,980

Information Technology — 4.3%
Electronic Equipment Manufacturers — 1.3%
28,100	Itron, Inc.†	1,255,508

Semiconductors — 3.0%
99,400	Infineon Technologies AG, ADR†	919,450
30,200	International Rectifier Corporation†	1,441,144
45,800	IXYS Corporation†	649,444

		3,010,038

Total Information Technology		4,265,546

Materials — 0.9%
Construction Materials — 0.9%
27,400	Headwaters Incorporated†	942,012

TOTAL COMMON STOCKS
(Cost $61,644,586)		98,921,061

Principal
Amount

REPURCHASE AGREEMENT — 0.3%
(Cost $250,000)
$250,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $250,018 on 07/01/2005, collateralized by $255,000 FHLMC, 4.500% maturing 11/15/2011 (value $256,913)	250,000

See Notes to Financial Statements.

3

Munder Power Plus Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

WARRANTS — 0.1%
Industrials — 0.1%
Electrical Components & Equipment — 0.1%
300,000	Electric City Corp., expires 12/10/07, (exercise price: $0.90)†, (a)	$71,296
75,000	Electric City Corp., expires 4/17/2008, (exercise price: $0.90)†, (a)	19,210

Total Industrials		90,506

TOTAL WARRANTS
(Cost $126,156)		90,506

TOTAL INVESTMENTS
(Cost $62,020,742)	100.5%	99,261,567
OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(498,255)

NET ASSETS	100.0%	$98,763,312

†	Non-income producing security.

(a)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $90,506, 0.1% of net assets.

ABBREVIATIONS:

ADR   — American Depositary Receipt
FHLMC — Federal Home Loan Mortgage Corporation
NYR   — New York Registered Shares

See Notes to Financial Statements.

4

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Power Plus Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	83.8%	$82,757,639
United Kingdom	3.0	2,915,456
Norway	2.8	2,793,280
Netherlands	2.4	2,407,590
Spain	2.3	2,299,395
France	2.2	2,196,780
Italy	1.7	1,653,780
Denmark	1.0	977,691
Germany	0.9	919,450

TOTAL COMMON STOCKS	100.1	98,921,061
REPURCHASE AGREEMENT	0.3	250,000
WARRANTS	0.1	90,506

TOTAL INVESTMENTS	100.5	99,261,567
OTHER ASSETS AND LIABILITIES (Net)	(0.5)	(498,255)

NET ASSETS	100.0%	$98,763,312

See Notes to Financial Statements.

5

Munder Power Plus Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investment, at value
See accompanying schedule:
Securities	$99,011,567
Repurchase agreement	250,000

Total Investments	99,261,567
Cash	874
Interest receivable	18
Dividends receivable	83,244
Receivable for investment securities sold	1,424,799
Receivable for Fund shares sold	208,022
Prepaid expenses and other assets	21,329

Total Assets	100,999,853

LIABILITIES:
Payable for Fund shares redeemed	576,902
Payable for investment securities purchased	1,397,655
Transfer agency/record keeping fees payable	60,433
Investment advisory fees payable	59,362
Distribution and shareholder servicing fees payable — Class A, B and C Shares	54,964
Trustees’ fees and expenses payable	25,990
Administration fees payable	11,083
Custody fees payable	3,365
Accrued expenses and other payables	46,787

Total Liabilities	2,236,541

NET ASSETS	$98,763,312

Investments, at cost	$62,020,742

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated net investment loss	$(27,193)
Accumulated net realized loss on investments sold	(50,992,038)
Net unrealized appreciation of investments	37,240,866
Paid-in capital	112,541,677

$98,763,312

NET ASSETS:
Class A Shares	$38,557,447

Class B Shares	$42,838,491

Class C Shares	$16,996,185

Class K Shares	$7,009

Class Y Shares	$364,180

SHARES OUTSTANDING:
Class A Shares	2,888,127

Class B Shares	3,318,626

Class C Shares	1,315,709

Class K Shares	526

Class Y Shares	26,999

CLASS A SHARES:
Net asset value and redemption price per share	$13.35

Maximum sales charge	5.50%
Maximum offering price per share	$14.13

CLASS B SHARES:
Net asset value and offering price per share*	$12.91

CLASS C SHARES:
Net asset value and offering price per share*	$12.92

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$13.33

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$13.49

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Power Plus Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$6,448
Dividends(a)	1,090,479

Total Investment Income	1,096,927

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	75,062
Class B Shares	403,495
Class C Shares	156,679
Shareholder servicing fees:
Class K Shares	16
Investment advisory fees	647,444
Transfer agency/record keeping fees	246,461
Administration fees	139,861
Registration and filing fees	46,024
Legal and audit fees	40,624
Custody fees	30,356
Trustees’ fees and expenses	26,440
Other	65,233

Total Expenses	1,877,695
Fees waived by transfer agent	(1,600)

Net Expenses	1,876,095

NET INVESTMENT LOSS	(779,168)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	11,692,321
Foreign currency-related transactions	(5,570)
Net change in unrealized appreciation/(depreciation) of:
Securities	17,775,463
Foreign currency-related translations	(819)

Net realized and unrealized gain on investments	29,461,395

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,682,227

(a)	Net of foreign withholding taxes of $59,723.

See Notes to Financial Statements.

8

Munder Power Plus Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment loss	$(779,168)	$(882,773)
Net realized gain from security and foreign currency-related transactions	11,686,751	6,632,657
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	17,774,644	19,043,411

Net increase in net assets resulting from operations	28,682,227	24,793,295
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	6,083,977	(5,206,586)
Class B Shares	(9,784,611)	(6,425,622)
Class C Shares	(3,487,759)	(3,384,493)
Class K Shares	(2,909)	(36,318)
Class Y Shares	29,351	31,833
Short-term trading fees	7,341	—

Net increase in net assets	21,527,617	9,772,109
NET ASSETS
Beginning of year	77,235,695	67,463,586

End of year	$98,763,312	$77,235,695

Accumulated net investment loss	$(27,193)	$(48,251)

See Notes to Financial Statements.

9

Munder Power Plus Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold	$15,654,319	$4,252,915
Redeemed	(9,570,342)	(9,459,501)

Net increase/(decrease)	$6,083,977	$(5,206,586)

Class B Shares:
Sold	$3,847,079	$2,567,073
Redeemed	(13,631,690)	(8,992,695)

Net decrease	$(9,784,611)	$(6,425,622)

Class C Shares:
Sold	$2,935,189	$1,627,879
Redeemed	(6,422,948)	(5,012,372)

Net decrease	$(3,487,759)	$(3,384,493)

Class K Shares:
Redeemed	$(2,909)	$(36,318)

Net decrease	$(2,909)	$(36,318)

Class Y Shares:
Sold	$84,028	$231,087
Redeemed	(54,677)	(199,254)

Net increase	$29,351	$31,833

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold	1,429,110	514,786
Redeemed	(858,585)	(1,159,126)

Net increase/(decrease)	570,525	(644,340)

Class B Shares:
Sold	342,628	318,109
Redeemed	(1,248,888)	(1,106,468)

Net decrease	(906,260)	(788,359)

Class C Shares:
Sold	262,866	201,272
Redeemed	(598,651)	(614,368)

Net decrease	(335,785)	(413,096)

Class K Shares:
Redeemed	(276)	(4,500)

Net decrease	(276)	(4,500)

Class Y Shares:
Sold	7,274	28,882
Redeemed	(5,113)	(25,826)

Net increase	2,161	3,056

See Notes to Financial Statements.

11

Munder Power Plus Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	6/30/05(d)	6/30/04(d)	6/30/03(d)	6/30/02(d)		6/30/01

Net asset value, beginning of year	$9.57	$6.79	$7.42	$9.86		$10.00

Income/(loss) from investment operations:
Net investment loss	(0.04)	(0.05)	(0.07)	(0.10)		(0.01)
Net realized and unrealized gain/(loss) on investments	3.82	2.83	(0.56)	(2.28)		(0.13)

Total from investment operations	3.78	2.78	(0.63)	(2.38)		(0.14)

Less distributions:
Distributions from net realized capital gains	—	—	—	(0.06)		—
Distributions from capital	—	—	—	(0.00	)(c)	—

Total distributions	—	—	—	(0.06)		—

Short-term trading fees	0.00 (c)	—	—	—		—

Net asset value, end of year	$13.35	$9.57	$6.79	$7.42		$9.86

Total return(b)	39.50%	40.94%	(8.49)%	(24.11)%		(1.40)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$38,557	$22,182	$20,107	$33,446		$59,147
Ratio of operating expenses to average net assets	1.68%	1.89%	1.96%	1.76%		1.50	%(e)
Ratio of net investment loss to average net assets	(0.38)%	(0.65)%	(1.22)%	(1.15)%		(0.41	)%(e)
Portfolio turnover rate	38%	41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers	1.68%	1.90%	1.97%	1.76%		1.50	%(e)

(a)	The Munder Power Plus Fund Class A Shares and Class B Shares commenced operations on March 13, 2001.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Amount represents less than $0.01 per share.

(d)	Per share numbers have been calculated using the average shares method.

(e)	Annualized.

See Notes to Financial Statements.

12

B Shares

Year	Year	Year	Year		Period
Ended	Ended	Ended	Ended		Ended
6/30/05(d)	6/30/04(d)	6/30/03(d)	6/30/02(d)		6/30/01

$9.32	$6.66	$7.34	$9.83		$10.00

(0.13)	(0.11)	(0.12)	(0.16)		(0.02)
3.72	2.77	(0.56)	(2.27)		(0.15)

3.59	2.66	(0.68)	(2.43)		(0.17)

—	—	—	(0.06)		—
—	—	—	(0.00	)(c)	—

—	—	—	(0.06)		—

0.00 (c)	—	—	—		—

$12.91	$9.32	$6.66	$7.34		$9.83

38.52%	39.94%	(9.26)%	(24.70)%		(1.70)%

$42,838	$39,396	$33,404	$50,354		$73,409
2.43%	2.64%	2.71%	2.51%		2.25	%(e)
(1.18)%	(1.40)%	(1.97)%	(1.90)%		(1.16	)%(e)
38%	41%	93%	107%		36%
2.43%	2.65%	2.72%	2.51%		2.25	%(e)

See Notes to Financial Statements.

13

Munder Power Plus Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year		Period
	Ended	Ended	Ended	Ended		Ended
	6/30/05(d)	6/30/04(d)	6/30/03(d)	6/30/02(d)		6/30/01

Net asset value, beginning of year	$9.33	$6.67	$7.35	$9.84		$10.00

Income/(loss) from investment operations:
Net investment loss	(0.13)	(0.11)	(0.12)	(0.16)		(0.02)
Net realized and unrealized gain/(loss) on investments	3.72	2.77	(0.56)	(2.27)		(0.14)

Total from investment operations	3.59	2.66	(0.68)	(2.43)		(0.16)

Less distributions:
Distributions from net realized capital gains	—	—	—	(0.06)		—
Distributions from capital	—	—	—	(0.00	)(c)	—

Total distributions	—	—	—	(0.06)		—

Short-term trading fees	0.00 (c)	—	—	—		—

Net asset value, end of year	$12.92	$9.33	$6.67	$7.35		$9.84

Total return(b)	38.48%	39.88%	(9.25)%	(24.67)%		(1.60)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$16,996	$15,411	$13,768	$20,917		$29,928
Ratio of operating expenses to average net assets	2.43%	2.64%	2.71%	2.51%		2.25	%(e)
Ratio of net investment loss to average net assets	(1.18)%	(1.40)%	(1.97)%	(1.90)%		(1.16	)%(e)
Portfolio turnover rate	38%	41%	93%	107%		36%
Ratio of operating expenses to average net assets without expense waivers	2.43%	2.65%	2.72%	2.51%		2.25	%(e)

(a)	Prior to the close on business of October 31, 2003, the Fund offered Class II Shares, which were converted and/or reclassified as Class C Shares on that date. Class II Shares, which commenced operations on March 13, 2001, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II Shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II Shares and reflect the fees and expenses of the Class II Shares. Class K Shares commenced operations on March 13, 2001.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Amount represents less than $0.01 per share.

(d)	Per share numbers have been calculated using the average shares method.

(e)	Annualized.

See Notes to Financial Statements.

14

K Shares

Year	Year	Year	Year		Period
Ended	Ended	Ended	Ended		Ended
6/30/04(d)	6/30/04(d)	6/30/03(d)	6/30/02(d)		6/30/01

$9.56	$6.79	$7.42	$9.86		$10.00

(0.05)	(0.05)	(0.07)	(0.09)		(0.01)
3.82	2.82	(0.56)	(2.29)		(0.13)

3.77	2.77	(0.63)	(2.38)		(0.14)

—	—	—	(0.06)		—
—	—	—	(0.00	)(c)	—

—	—	—	(0.06)		—

0.00 (c)	—	—	—		—

$13.33	$9.56	$6.79	$7.42		$9.86

39.44%	40.80%	(8.49)%	(24.11)%		(1.40)%

$7	$8	$36	$43		$62
1.68%	1.89%	1.96%	1.76%		1.50	%(e)
(0.44)%	(0.65)%	(1.22)%	(1.15)%		(0.41	)%(e)
38%	41%	93%	107%		36%
1.68%	1.90%	1.97%	1.76%		1.50	%(e)

See Notes to Financial Statements.

15

Munder Power Plus Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	6/30/05(d)	6/30/04(d)	6/30/03(d)	6/30/02(d)	6/30/01

Net asset value, beginning of year	$9.65	$6.83	$7.45	$9.87	$10.00

Income/(loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.06)	(0.07)	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	3.86	2.85	(0.56)	(2.29)	(0.13)

Total from investment operations	3.84	2.82	(0.62)	(2.36)	(0.13)

Less distributions:
Distributions from net realized capital gains	—	—	—	(0.06)	—
Distributions from capital	—	—	—	0.00 (c)	—

Total distributions	—	—	—	(0.06)	—

Short-term trading fees	0.00 (c)	—	—	—	—

Net asset value, end of year	$13.49	$9.65	$6.83	$7.45	$9.87

Total return(b)	39.79%	41.29%	(8.32)%	(23.89)%	(1.30)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$364	$240	$149	$1,352	$2,039
Ratio of operating expenses to average net assets	1.43%	1.64%	1.71%	1.51%	1.25	%(e)
Ratio of net investment loss to average net assets	(0.14)%	(0.40)%	(0.97)%	(0.90)%	(0.16	)%(e)
Portfolio turnover rate	38%	41%	93%	107%	36%
Ratio of operating expenses to average net assets without expense waivers	1.43%	1.65%	1.72%	1.51%	1.25	%(e)

(a)	The Munder Power Plus Fund Class Y Shares commenced operations on March 13, 2001.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Amount represents less than $0.01 per share.

(d)	Per share numbers have been calculated using the average shares method.

(e)	Annualized.

See Notes to Financial Statements.

16

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Power Plus Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. As of the close of business on October 31, 2003, Class II Shares of the Fund were converted and/or reclassified as Class C Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on

17

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depository receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to

18

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

19

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $1,600 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 0.75% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

20

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

    In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $139,861 before payment of sub-administration fees and $89,562 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1617% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $6 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or

21

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended on June 30, 2005, the Fund paid $21 to Comerica Securities and $142 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $32,893,376 and $40,162,786, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $37,017,376 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $625,679 and net appreciation for

22

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

Federal income tax purposes was $36,391,697. At June 30, 2005, aggregate cost for Federal income tax purposes was $62,869,870.

6. Investment Concentration

    The Fund invests most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund is particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services and tax and other government regulation. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005 total commitment fees for the Fund were $1,238.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

23

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and net operating losses were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$800,226	$5,570	$(805,796)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post October
Loss/Capital Loss	Unrealized
Carryover	Appreciation	Total

$(50,148,639)	$36,391,738	$(13,756,901)

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $50,142,910 of unused capital losses of which $30,974,044 and $19,168,866 expire in 2011 and 2012, respectively.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency losses arising between November 1, 2004 and June 30, 2005 of $5,729.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $11,483,232.

10. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $1,150,202 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may

24

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a

25

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

“Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

26

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one- and three-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index with performance characteristics most similar to the Fund; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one- and three-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one- and three-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In particular, the Board noted that the Fund’s gross and total returns for Class Y shares trailed the performance of the Fund’s benchmark and the median performance of the Fund’s Lipper peer group for each of the periods in question. The Board considered these facts in light of the Advisor’s ongoing efforts to improve investment performance across the fund complex and the attractive performance achieved by the Advisor with respect to a number of Munder Funds.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

27

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. The Board noted the Advisor’s discussion of its extensive and continuing efforts to find ways to reduce the Fund’s total expense ratio, including by renegotiating service-provider agreements. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor

28

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

29

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/ real estate/ manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

30

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/ Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

31

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

32

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman, and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

33

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

34

Munder Power Plus Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

35

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Power Plus Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Power Plus Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Power Plus Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

36

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37

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNPP605

ANNUAL REPORT
June 30, 2005
Munder Real Estate
Equity Investment Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in real estate-related securities, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Furthermore, real estate investments are subject to special risks related to property tax rates, property values and borrower defaults.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by type of real estate. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 REAL ESTATE ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby and Brian Matuszak

    The Fund generated a return of 31.06% for the year ended June 30, 2005, relative to the 32.66% return for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index and the 32.16% median return for the Lipper universe of real estate funds.

    Despite the sell-off during the first two weeks of January, real estate investment trusts (REITs) managed to reach new highs during the second quarter of 2005 and significantly outperformed the broader S&P 500® Index.

    While the Fund benefited from strength in REITs in general and had strong absolute performance for the year, it lagged its NAREIT Equity benchmark. The Fund outperformed its benchmark in 11 of the 16 REIT segments, due to a combination of industry weightings and individual stock selection; however, weakness in the specialty and lodging/resorts segments offset those relative gains.

    An overweight in regional malls and the lack of holdings in the manufactured home industry helped to boost the Fund’s relative return. In addition, individual stock selection added significant strength in the office, apartments and health care REIT segments.

    Overweighted positions in SL Green Realty Corp. (2.7% of the Fund) and Boston Properties, Inc. (3.5% of the Fund), along with the lack of a position in Mack-Cali Realty Corp. were responsible for the relative strength of the Fund’s office sector. SL Green Realty focuses on properties in Manhattan, New York, while Boston Properties concentrates on four core markets: Boston, midtown Manhattan, Washington, D.C. and San Francisco.

    Strong performance of the Fund’s apartment holdings was due to an overweighted position in Archstone-Smith Trust (3.1% of the Fund), an acquirer and manager of apartment communities throughout the U.S. Performance in the health care segment of the Fund benefited from the lack of holdings of Healthcare Realty Trust, Inc. and Health Care Property Investors, Inc., and from an overweighted position in Ventas, Inc. (2.6% of the Fund) Ventas’ real estate holdings include hospitals, nursing facilities and senior housing facilities.

    The lagging performance of the Fund’s specialty segment was primarily due to the poor performance of Correctional Properties Trust (0.4% of the Fund) and Friedman, Billings, Ramsey Group, Inc. Correctional Properties Trust acquires and owns correctional and detention facilities, and leases them to facility operators. The Fund’s position in Friedman, Billings, Ramsey Group, an investor in mortgage-backed securities, was eliminated in May.

    Relative performance was also held back by the weakness of the Fund’s lodging/resort holdings, due to overweights in Hersha Hospitality Trust (0.8% of the Fund) and Eagle Hospitality Properties Trust, Inc. (0.8% of the Fund) Both Hersha Hospitality Trust and Eagle Hospitality Properties Trust acquire and develop hotels.

iii

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The NAREIT Equity Index (sometimes known as the NAREIT Real-Time Index (Equity)) is an unmanaged index that includes all equity REITs listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of real estate funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

iv

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v

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of shares of the Munder Real Estate Equity Investment Fund (the “Fund”), Class A Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Real Estate Equity Investment Fund

CLASS A SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT(1)

						Lipper
				S&P	NAREIT	Real Estate
Class and	With		Without	500®	Equity	Funds
Inception Date	Load		Load	Index#	Index#	Median**

CLASS A 9/30/94	$35,360	*	$37,428	$25,798	$40,052	$40,822

CLASS B 10/3/94	N/A		35,185	25,798	40,052	40,822

CLASS C 1/5/96	N/A		32,037	22,554	36,732	36,807

CLASS K 10/3/96	N/A		29,732	19,859	32,276	32,109

CLASS Y 10/3/94	N/A		38,363	25,798	40,052	40,822

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Ten			Since
	One		One	Five		Years	Ten		Years	Since		Inception
Class and	Year		Year	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load	w/load		load

CLASS A 9/30/94	23.49%	*	30.69%	17.45%	*	18.77%	13.46%	*	14.11%	12.93%	*	13.52%

CLASS B 10/3/94	24.62%	†	29.62%	17.62%	†	17.82%	N/A		13.41%	N/A		12.88%

CLASS C 1/5/96	28.73%	†	29.73%	N/A		17.84%	N/A		N/A	N/A		13.06%

CLASS K 10/3/96	N/A		30.69%	N/A		18.76%	N/A		N/A	N/A		13.27%

CLASS Y 10/3/94	N/A		31.06%	N/A		19.03%	N/A		14.39%	N/A		13.81%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The National Association of Real Estate Investment Trusts (“NAREIT”) Equity Index (sometimes known as the NAREIT Real-Time Index (Equity)) is an unmanaged index that includes all equity real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market System or the American Stock Exchange. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 1/1/96, 10/1/96, and 7/1/95, respectively.

**	The Lipper Real Estate Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 7/1/95, 1/1/96, 10/1/96, and 7/1/95, respectively.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,043.90	$7.50	1.48%
Class B	$1,000.00	$1,039.70	$11.28	2.23%
Class C	$1,000.00	$1,040.30	$11.28	2.23%
Class K	$1,000.00	$1,044.00	$7.50	1.48%
Class Y	$1,000.00	$1,045.20	$6.24	1.23%

Hypothetical
Class A	$1,000.00	$1,017.46	$7.40	1.48%
Class B	$1,000.00	$1,013.74	$11.13	2.23%
Class C	$1,000.00	$1,013.74	$11.13	2.23%
Class K	$1,000.00	$1,017.46	$7.40	1.48%
Class Y	$1,000.00	$1,018.70	$6.16	1.23%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Real Estate Equity Investment Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 96.7%
Apartments — 10.2%
12,375	Apartment Investment and Management Company, Class A	$506,385
69,160	Archstone-Smith Trust	2,670,959
21,959	AvalonBay Communities, Inc.	1,774,287
9,400	Camden Property Trust	505,250
62,300	Equity Residential	2,293,886
6,325	Essex Property Trust, Inc.	525,355
21,100	Town and Country Trust (The)	601,561

		8,877,683

Diversified — 7.0%
50,300	Newcastle Investment Corp.	1,516,545
44,025	RAIT Investment Trust	1,318,549
40,225	Vornado Realty Trust	3,234,090

		6,069,184

Health Care — 5.6%
37,800	Health Care REIT, Inc.	1,424,682
104,400	Medical Properties Trust, Inc., 144A (a),(b),(c),(d)	1,148,400
75,100	Ventas, Inc.	2,268,020

		4,841,102

Industrial — 6.8%
18,925	AMB Property Corporation	821,913
12,600	CenterPoint Properties Trust	532,980
56,600	First Potomac Realty Trust	1,403,680
78,600	ProLogis	3,162,864

		5,921,437

Lodging/Resorts — 7.7%
138,400	Ashford Hospitality Trust, Inc.	1,494,720
72,300	Eagle Hospitality Properties Trust, Inc.	658,653
73,100	Hersha Hospitality Trust, Class A	697,374
3,000	Hospitality Properties Trust	132,210
141,200	Host Marriott Corporation	2,471,000
37,800	LaSalle Hotel Properties	1,240,218

		6,694,175

See Notes to Financial Statements.

1

Munder Real Estate Equity Investment Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Mixed — 2.2%
31,400	Duke Realty Corporation	$994,124
21,600	PS Business Parks, Inc.	960,120

		1,954,244

Mortgages — 0.8%
109,700	ECC Capital Corporation	730,602

Office — 18.8%
12,600	Alexandria Real Estate Equities, Inc.	925,470
31,400	Arden Realty, Inc.	1,129,772
26,900	BioMed Realty Trust, Inc.	641,565
43,075	Boston Properties, Inc.	3,015,250
15,725	CarrAmerica Realty Corporation	568,930
85,400	Columbia Equity Trust, Inc. (e)	1,310,890
56,600	Corporate Office Properties Trust	1,666,870
37,800	CRT Properties, Inc.	1,031,940
45,999	Equity Office Properties Trust	1,522,567
66,075	Reckson Associates Realty Corp.	2,216,816
36,400	SL Green Realty Corp.	2,347,800

		16,377,870

Regional Malls — 16.3%
29,500	CBL & Associates Properties, Inc.	1,270,565
169,900	Feldman Mall Properties, Inc.	2,370,105
99,870	General Growth Properties, Inc.	4,103,658
30,900	Mills Corporation (The)	1,878,411
62,844	Simon Property Group, Inc. (f)	4,555,562

		14,178,301

Self Storage — 2.4%
15,300	Public Storage, Inc.	967,725
25,200	Sovran Self Storage, Inc.	1,145,592

		2,113,317

Shopping Centers — 11.4%
50,300	Developers Diversified Realty Corporation	2,311,788
59,700	Equity One, Inc.	1,355,190
40,912	Kimco Realty Corporation	2,410,126
18,700	Pan Pacific Retail Properties, Inc.	1,241,306

See Notes to Financial Statements.

2

Shares		Value

Shopping Centers (Continued)
18,900	Regency Centers Corporation	$1,081,080
37,525	Weingarten Realty Investors	1,471,730

		9,871,220

Specialty — 7.5%
12,000	Correctional Properties Trust	339,600
134,300	KKR Financial Corp.	3,357,500
23,797	New Century Financial Corporation	1,224,356
149,600	NorthStar Realty Finance Corp.	1,569,304

		6,490,760

TOTAL COMMON STOCKS
(Cost $51,681,040)		84,119,895

PREFERRED STOCK — 1.2%
(Cost $1,000,000)
Mixed — 1.2%
20,000	Bedford Property Investors, Inc., 8.75%, 144A (a),(b),(c),(d)	1,065,000

TOTAL INVESTMENTS
(Cost $52,681,040)	97.9%	85,184,895
OTHER ASSETS AND LIABILITIES (Net)	2.1	1,811,255

NET ASSETS	100.0%	$86,996,150

(a)	Fair valued security as of June 30, 2005. (See Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $2,213,400, 2.5% of net assets.

(b)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(c)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

3

Munder Real Estate Equity Investment Fund

Portfolio of Investments, June 30, 2005 (continued)

(d)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $2,213,400, 2.5% of net assets.

Security	Acquisition Date	Cost

Bedford Property Investors, Inc., 8.75%, 144A	07/29/03	$1,000,000
Medical Properties Trust, Inc., 144A	03/31/04	634,000
	09/10/04	412,050

(e)	Security purchased on a when-issued basis (see Notes to Financial Statements, Note 2).

(f)	Security pledged as collateral for when-issued purchase commitments.

ABBREVIATION:

REIT — Real Estate Investment Trust

See Notes to Financial Statements.

4

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5

Munder Real Estate Equity Investment Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value (see accompanying schedule)	$85,184,895
Receivable for investment securities sold	4,212,901
Dividends receivable	433,387
Receivable for Fund shares sold	55,095
Prepaid expenses and other assets	15,582

Total Assets	89,901,860

LIABILITIES:
Custodian overdraft payable	262,044
Payable for Fund shares redeemed	339,366
Payable for investment securities purchased	2,206,317
Trustees’ fees and expenses payable	24,106
Transfer agency/record keeping fees payable	13,033
Administration fees payable	10,224
Distribution and shareholder servicing fees payable — Class A, B and C Shares	9,283
Custody fees payable	3,248
Investment advisory fees payable	408
Shareholder servicing fees payable — Class K Shares	59
Accrued expenses and other payables	37,622

Total Liabilities	2,905,710

NET ASSETS	$86,996,150

Investments, at cost	$52,681,040

See Notes to Financial Statements.

6

NET ASSETS consist of:
Accumulated distributions in excess of net investment income	$(19,743)
Accumulated net realized gain on investments sold	5,424,933
Net unrealized appreciation of investments	32,503,855
Paid-in capital	49,087,105

$86,996,150

NET ASSETS:
Class A Shares	$8,978,124

Class B Shares	$6,347,842

Class C Shares	$3,056,232

Class K Shares	$278,633

Class Y Shares	$68,335,319

SHARES OUTSTANDING:
Class A Shares	391,416

Class B Shares	277,315

Class C Shares	132,742

Class K Shares	12,164

Class Y Shares	2,975,734

CLASS A SHARES:
Net asset value and redemption price per share	$22.94

Maximum sales charge	5.50%
Maximum offering price per share	$24.28

CLASS B SHARES:
Net asset value and offering price per share*	$22.89

CLASS C SHARES:
Net asset value and offering price per share*	$23.02

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$22.91

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$22.96

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder Real Estate Equity Investment Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$20,160
Dividends	3,734,367

Total Investment Income	3,754,527

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	16,942
Class B Shares	69,573
Class C Shares	30,192
Shareholder servicing fees:
Class K Shares	1,764
Investment advisory fees	592,879
Administration fees	130,581
Transfer agency/record keeping fees	78,752
Legal and audit fees	39,839
Registration and filing fees	38,455
Custody fees	31,205
Trustees’ fees and expenses	26,278
Other	45,736

Total Expenses	1,102,196
Fees waived by transfer agent	(579)

Net Expenses	1,101,617

NET INVESTMENT INCOME	2,652,910

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	8,055,132
Net change in unrealized appreciation/(depreciation) of securities	10,763,453

Net realized and unrealized gain on investments	18,818,585

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,471,495

See Notes to Financial Statements.

8

Munder Real Estate Equity Investment Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$2,652,910	$2,447,010
Net realized gain from security transactions	8,055,132	2,452,820
Net change in unrealized appreciation/(depreciation) of securities	10,763,453	10,170,441

Net increase in net assets resulting from operations	21,471,495	15,070,271
Dividends to shareholders from net investment income:
Class A Shares	(232,378)	(177,765)
Class B Shares	(185,097)	(211,046)
Class C Shares	(79,334)	(58,836)
Class K Shares	(22,606)	(110,737)
Class Y Shares	(2,285,629)	(2,113,883)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	2,618,677	500,568
Class B Shares	(2,095,972)	(136,606)
Class C Shares	(419,984)	1,340,916
Class K Shares	(1,216,983)	(2,737,560)
Class Y Shares	(2,876,434)	3,317,956
Short-term trading fees	923	—

Net increase in net assets	14,676,678	14,683,278
NET ASSETS
Beginning of year	72,319,472	57,636,194

End of year	$86,996,150	$72,319,472

Accumulated distributions in excess of net investment income	$(19,743)	$(18,469)

See Notes to Financial Statements.

9

Munder Real Estate Equity Investment Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$4,336,134	$3,820,540
Issued as reinvestment of dividends	162,664	124,726
Redeemed	(1,880,121)	(3,444,698)

Net increase	$2,618,677	$500,568

Class B Shares:
Sold	$1,700,118	$2,915,465
Issued as reinvestment of dividends	120,925	128,253
Redeemed*	(3,917,015)	(3,180,324)

Net decrease	$(2,095,972)	$(136,606)

Class C Shares:
Sold	$1,045,827	$1,989,501
Issued as reinvestment of dividends	43,214	34,977
Redeemed	(1,509,025)	(683,562)

Net increase/(decrease)	$(419,984)	$1,340,916

Class K Shares:
Sold	$6,172	$583,022
Redeemed	(1,223,155)	(3,320,582)

Net decrease	$(1,216,983)	$(2,737,560)

Class Y Shares:
Sold	$4,211,876	$9,113,861
Issued as reinvestment of dividends	299,627	260,079
Redeemed	(7,387,937)	(6,055,984)

Net increase/(decrease)	$(2,876,434)	$3,317,956

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	208,036	221,600
Issued as reinvestment of dividends	7,876	7,194
Redeemed	(89,964)	(203,855)

Net increase	125,948	24,939

Class B Shares:
Sold	83,783	169,465
Issued as reinvestment of dividends	5,902	7,453
Redeemed*	(190,157)	(187,134)

Net decrease	(100,472)	(10,216)

Class C Shares:
Sold	51,394	109,617
Issued as reinvestment of dividends	2,110	2,021
Redeemed	(73,336)	(39,711)

Net increase/(decrease)	(19,832)	71,927

Class K Shares:
Sold	298	34,943
Redeemed	(57,329)	(177,797)

Net decrease	(57,031)	(142,854)

Class Y Shares:
Sold	204,125	515,884
Issued as reinvestment of dividends	14,546	15,042
Redeemed	(356,396)	(348,232)

Net increase/(decrease)	(137,725)	182,694

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

11

Munder Real Estate Equity Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.17	$14.96	$14.65	$13.22	$12.09

Income from investment operations:
Net investment income	0.65	0.60	0.58	0.58	0.44
Net realized and unrealized gain on investments	4.82	3.26	0.39	1.52	1.30

Total from investment operations	5.47	3.86	0.97	2.10	1.74

Less distributions:
Dividends from net investment income	(0.70)	(0.65)	(0.66)	(0.50)	(0.43)
Distributions from capital	—	—	—	(0.17)	(0.18)

Total distributions	(0.70)	(0.65)	(0.66)	(0.67)	(0.61)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$22.94	$18.17	$14.96	$14.65	$13.22

Total return(b)	30.69%	26.11%	7.22%	16.52%	14.80%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$8,978	$4,824	$3,599	$3,441	$3,155
Ratio of operating expenses to average net assets	1.47%	1.48%	1.51%	1.20%	1.30%
Ratio of net investment income to average net assets	3.13%	3.45%	4.32%	4.33%	4.83%
Portfolio turnover rate	34%	22%	19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers	1.47%	1.48%	1.51%	1.21%	1.30%

(a)	The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

12

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$18.13	$14.92	$14.62	$13.19	$12.10

0.52	0.47	0.48	0.48	0.34
4.79	3.26	0.38	1.52	1.27

5.31	3.73	0.86	2.00	1.61

(0.55)	(0.52)	(0.56)	(0.40)	(0.34)
—	—	—	(0.17)	(0.18)

(0.55)	(0.52)	(0.56)	(0.57)	(0.52)

0.00 (d)	—	—	—	—

$22.89	$18.13	$14.92	$14.62	$13.19

29.62%	25.24%	6.36%	15.69%	13.67%

$6,348	$6,848	$5,790	$4,569	$3,571
2.22%	2.23%	2.26%	1.95%	2.05%
2.51%	2.72%	3.57%	3.58%	4.08%
34%	22%	19%	39%	30%
2.22%	2.23%	2.26%	1.96%	2.05%

See Notes to Financial Statements.

13

Munder Real Estate Equity Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.23	$15.01	$14.70	$13.26	$12.16

Income from investment operations:
Net investment income	0.51	0.45	0.48	0.48	0.34
Net realized and unrealized gain on investments	4.83	3.29	0.39	1.53	1.28

Total from investment operations	5.34	3.74	0.87	2.01	1.62

Less distributions:
Dividends from net investment income	(0.55)	(0.52)	(0.56)	(0.40)	(0.34)
Distributions from capital	—	—	—	(0.17)	(0.18)

Total distributions	(0.55)	(0.52)	(0.56)	(0.57)	(0.52)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$23.02	$18.23	$15.01	$14.70	$13.26

Total return(b)	29.73%	25.16%	6.40%	15.68%	13.68%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$3,056	$2,781	$1,211	$1,252	$938
Ratio of operating expenses to average net assets	2.22%	2.23%	2.26%	1.95%	2.05%
Ratio of net investment income to average net assets	2.46%	2.58%	3.57%	3.58%	4.08%
Portfolio turnover rate	34%	22%	19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers	2.22%	2.23%	2.26%	1.96%	2.05%

(a)	The Munder Real Estate Equity Investment Fund Class C shares and Class K shares commenced operations on January 5, 1996 and October 3, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

14

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$18.14	$14.93	$14.63	$13.20	$12.09

0.64	0.61	0.58	0.58	0.43
4.83	3.25	0.38	1.52	1.29

5.47	3.86	0.96	2.10	1.72

(0.70)	(0.65)	(0.66)	(0.50)	(0.43)
—	—	—	(0.17)	(0.18)

(0.70)	(0.65)	(0.66)	(0.67)	(0.61)

0.00 (d)	—	—	—	—

$22.91	$18.14	$14.93	$14.63	$13.20

30.69%	26.16%	7.16%	16.55%	14.73%

$279	$1,255	$3,166	$2,331	$1,712
1.47%	1.48%	1.51%	1.20%	1.30%
3.18%	3.64%	4.32%	4.33%	4.83%
34%	22%	19%	39%	30%
1.47%	1.48%	1.51%	1.21%	1.30%

See Notes to Financial Statements.

15

Munder Real Estate Equity Investment Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03	6/30/02(c)	6/30/01

Net asset value, beginning of period	$18.18	$14.97	$14.66	$13.23	$12.13

Income from investment operations:
Net investment income	0.71	0.63	0.62	0.61	0.47
Net realized and unrealized gain on investments	4.83	3.27	0.38	1.52	1.28

Total from investment operations	5.54	3.90	1.00	2.13	1.75

Less distributions:
Dividends from net investment income	(0.76)	(0.69)	(0.69)	(0.53)	(0.47)
Distributions from capital	—	—	—	(0.17)	(0.18)

Total distributions	(0.76)	(0.69)	(0.69)	(0.70)	(0.65)

Short-term trading fees	0.00 (d)	—	—	—	—

Net asset value, end of period	$22.96	$18.18	$14.97	$14.66	$13.23

Total return(b)	31.06%	26.40%	7.48%	16.80%	14.89%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$68,335	$56,612	$43,871	$49,066	$49,483
Ratio of operating expenses to average net assets	1.22%	1.23%	1.26%	0.95%	1.05%
Ratio of net investment income to average net assets	3.46%	3.67%	4.57%	4.58%	5.08%
Portfolio turnover rate	34%	22%	19%	39%	30%
Ratio of operating expenses to average net assets without expense waivers	1.22%	1.23%	1.26%	0.96%	1.05%

(a)	The Munder Real Estate Equity Investment Fund Class Y shares commenced operations on October 3, 1994.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

16

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Real Estate Equity Investment Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities are generally valued at the last quoted sale price on the primary

17

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

market or exchange where such securities are traded or the official close price of such exchange. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchased commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The

18

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $579 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: For purchases of shares of the Fund made after January 1, 2005, a short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.74% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

19

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

    For the year ended June 30, 2005, the Advisor earned $130,581 before payment of sub-administration fees and $83,323 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1628% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30,2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $5,541 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

20

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $18 to Comerica Securities and $1,771 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $26,741,266 and $28,738,034, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $32,635,243 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $212,324 and net appreciation for Federal income tax purposes was $32,422,919. At June 30, 2005, aggregate cost for Federal income tax purposes was $52,761,976.

21

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

6. Investment Concentration

    The Fund primarily invests in equity securities of United States companies that are principally engaged in business within the real estate industry, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $1,163.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for return of capital distributions and capital gain distributions from real estate investment trusts and distribution

22

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

redesignations were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$150,860	$(150,860)

    The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2005 and June 30, 2004 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total

June 30, 2005	$1,790,443	$1,014,601	$2,805,044
June 30, 2004	$2,672,267	$—	$2,672,267

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Long-Term	Unrealized
Gain	Appreciation	Total

$5,505,867	$32,422,919	$37,928,786

    The differences between book and tax distributable earnings are primarily due to wash sales and deferred trustees’ fees.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $2,383,173.

10. Reclassification

    Certain distributions from the prior year have been reclassified to conform with current year financial statement presentation.

11. Tax Information (Unaudited)

    For the year ended June 30, 2005, the amount of long-term capital gain distributions designated by the Fund was $1,014,601.

    For the fiscal year ended June 30, 2005, the Fund designated approximately $3,734,367 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

12. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of

23

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees were advised by their independent legal counsel with respect to their deliberations regarding the

24

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

25

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index with performance characteristics most similar to the Fund; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five- and ten-year total returns for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Fund’s benchmark for each of the periods and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for the three-year period and trailed the median performance of the Lipper peer group for the one-, five- and ten-year periods.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Investment Advisory Agreement were not unreasonable.

26

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may

27

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

16. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

28

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

29

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

30

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

31

Munder Real Estate Equity Investment Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Real Estate Equity Investment Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Real Estate Equity Investment Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Real Estate Equity Investment Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

33

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNREIT605

ANNUAL REPORT
June 30, 2005
Munder Small-Cap
Value Fund
Class A, B, C, K, R & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
10	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Statements of Changes in Net Assets — Capital Stock Activity
16	Financial Highlights
23	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund invests in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. Further, value-based companies are subject to the risk that the broad market may not recognize their intrinsic value. Some of the Fund’s holdings are invested in real estate-related securities, which are subject to special risks related to property tax rates, property values and borrower defaults. The Fund also invests in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005, which is further broken down by industry, is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Robert Crosby, Julie Hollinshead and John Richardson

    The Fund earned a return of 17.93% for the year ended June 30, 2005, relative to the 14.39% return for the Russell 2000 Value Index, the 13.47% return for the Lipper universe of small-cap value funds and the 11.20% median return for the Lipper universe of small-cap core funds. (Lipper includes the Fund in the small-cap core funds universe.)

    The strong absolute performance of the Fund for the year ended June 30 was partly a reflection of the general strength of both small-cap and value stocks during the year. The small-cap Russell 2000 Index, with a return of 9.45% for the year, outperformed the 7.92% return for the large-cap Russell 1000 Index. Within the small-cap stock universe, the Russell 2000 Value Index, with its 14.39% return, significantly outpaced the 4.29% return for the Russell 2000 Growth Index.

    The relative strength of the Fund, compared to its Russell 2000 Value benchmark, was primarily due to individual stock selection, particularly in the consumer discretionary, information technology, industrials and energy sectors of the Fund. Strength in these sectors more than offset relative weakness in the Fund’s health care and utilities sectors.

    Two homebuilding stocks, The Ryland Group, Inc. (2.3% of the Fund) and Pulte Homes, Inc. (2.4% of the Fund), were the largest contributors to relative strength in the consumer discretionary sector of the Fund. Penn National Gaming, Inc. (1.3% of the Fund) also boosted relative returns. Penn National Gaming owns two racetracks, eleven off-track wagering facilities, and other forms of legalized gambling, including casinos and video lottery terminals.

    The relative strength in the information technology (IT) sector came from CACI International, Inc. (1.8% of the Fund), Diodes Incorporated (1.1% of the Fund) and Websense, Inc. (0.3% of the Fund), none of which is represented in the Russell 2000 Value Index. CACI International provides clients with services focused on systems integration, managed network services, knowledge management and engineering services. Diodes manufactures, markets and distributes semiconductor devices. Websense provides tools that allow businesses to analyze, report and manage how their employees use computing resources at work, including Internet access.

    Overnite Corporation (1.5% of the Fund) was a primary contributor to relative strength in the industrials sector of the Fund. The company provides less-than-truckload transportation services. Other contributors to relative strength in that sector included Oshkosh Truck Corporation (1.9% of the Fund), CUNO, Inc. (0.5% of the Fund), AMETEK, Inc. (1.5% of the Fund) and Asset Acceptance Capital Corp. (0.7% of the Fund) Oshkosh Truck manufactures specialty commercial, fire and emergency, and military trucks. CUNO offers filtration products for the separation, clarification and purification of liquids and gases. On May 5, CUNO and 3M Company announced the acquisition of CUNO by 3M. AMETEK manufactures electronic instruments and electric motors, and produces specialty metals. Asset Acceptance Capital Corp. buys portfolios

iii

of written-off consumer debt (credit cards, consumer loans) at a deep discount and then works to collect on the loans.

    Relative performance in the energy sector was boosted by Southwestern Energy Company (2.0% of the Fund). The company is involved in the exploration for and production of natural gas and crude oil, as well as natural gas distribution.

    The health care and utilities sectors of the Fund showed relative weakness. Detractors from relative performance in the health care sector included Merit Medical Systems, Inc. (0.8% of the Fund), as well as ICON plc and Odyssey HealthCare, Inc., both of which have been sold from the Fund. Merit Medical Systems provides disposable medical products used in the diagnosis and treatment of cardiovascular disease.

    An underweight in the utilities sector also held back the Fund’s relative return for the year ended June 30. Utility stocks generally do not meet our investment criteria, and we are therefore underweighted in that sector.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in the index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of small-cap core funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. The Lipper small-cap value universe data is being provided as supplemental information and the Fund is not a part of that universe. You cannot invest directly in a Lipper universe.

iv

[This Page Intentionally Left Blank]

v

Hypothetical and Total Returns

The following graph represents the performance of the Munder Small-Cap Value Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Small-Cap Value Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

vi

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

				Russell	Lipper	Lipper
				2000	Small-Cap	Small-Cap
Class and	With		Without	Value	Value Funds	Core Funds
Inception Date	Load		Load	Index#	Median**	Median**

CLASS A 1/10/97	$29,919	*	$31,646	$27,134	$26,305	$23,510

CLASS B 2/11/97	N/A		28,259	26,722	25,737	22,998

CLASS C 1/13/97	N/A		29,689	27,134	26,305	23,510

CLASS K 12/31/96	N/A		32,057	27,134	26,305	23,510

CLASS R 7/29/04	N/A		12,048	11,990	11,867	11,740

CLASS Y 12/26/96	N/A		32,987	27,134	26,305	23,510

	AVERAGE ANNUAL TOTAL RETURNS

						Five			Since
	One		One	Five		Years	Since		Inception
Class and	Year		Year	Years		w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load		load

CLASS A 1/10/97	11.17%	*	17.67%	18.09%	*	19.44%	13.81%	*	14.57%

CLASS B 2/11/97	11.76%†		16.76%	18.34%†		18.54%	N/A		13.19%

CLASS C 1/13/97	15.76%†		16.76%	N/A		18.55%	N/A		13.72%

CLASS K 12/31/96	N/A		17.64%	N/A		19.46%	N/A		14.69%

CLASS R 7/29/04	N/A		N/A	N/A		N/A	N/A		20.48%	(a)

CLASS Y 12/26/96	N/A		17.93%	N/A		19.73%	N/A		15.05%

(a)	Not annualized.

*	Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Index is an unmanaged index that measures the performance of the bottom 2,000 companies (based on market capitalization) in the Russell 3000 Index, an index representing approximately 98% of the U.S. equity market. Index since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 1/1/97, 2/1/97, 1/1/97, 1/1/97, 8/1/04, and 1/1/97, respectively.

**	The Lipper Small-Cap Core Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. The Lipper Small-Cap Value Funds Median represents the median performance of a universe of existing mutual funds that have an investment objective that is similar to that of the Fund and is shown as supplemental information. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, Class R, and Class Y Shares of the Fund are as of 1/1/97, 2/1/97, 1/1/97, 1/1/97, 8/1/04, and 1/1/97, respectively.

vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

viii

    Please note that the expenses shown in the table for the Fund and similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,011.40	$6.83	1.37%
Class B	$1,000.00	$1,007.50	$10.55	2.12%
Class C	$1,000.00	$1,007.50	$10.55	2.12%
Class K	$1,000.00	$1,011.50	$6.83	1.37%
Class R	$1,000.00	$1,009.90	$8.77	1.76%
Class Y	$1,000.00	$1,012.50	$5.59	1.12%

Hypothetical
Class A	$1,000.00	$1,018.00	$6.85	1.37%
Class B	$1,000.00	$1,014.28	$10.59	2.12%
Class C	$1,000.00	$1,014.28	$10.59	2.12%
Class K	$1,000.00	$1,018.00	$6.85	1.37%
Class R	$1,000.00	$1,016.07	$8.80	1.76%
Class Y	$1,000.00	$1,019.24	$5.61	1.12%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 93.8%
Consumer Discretionary — 16.6%
Auto Components — 4.0%
250,900	American Axle & Manufacturing Holdings, Inc.(a)	$6,340,243
369,200	BorgWarner Inc.(a)	19,814,964
142,800	Drew Industries Incorporated†, (a)	6,483,120
254,413	Noble International, Ltd.(a)	5,991,426
351,700	Spartan Motors, Inc.(a)	3,791,326

		42,421,079

Automobiles — 2.1%
296,900	Thor Industries, Inc.(a)	9,331,567
369,900	Winnebago Industries, Inc.(a)	12,114,225

		21,445,792

Distributors — 0.4%
220,000	Prestige Brands Holdings, Inc.†	4,290,000

Hotels, Restaurants & Leisure — 1.3%
368,800	Penn National Gaming, Inc.†	13,461,200

Household Durables — 6.1%
168,100	Comstock Homebuilding Companies, Inc., Class A†, (a)	4,071,382
154,800	Craftmade International, Inc.(a)	2,507,760
299,200	Pulte Homes, Inc.(a)	25,207,600
320,500	Ryland Group, Inc. (The)(a), (g)	24,316,335
255,100	Yankee Candle Company, Inc. (The)(a)	8,188,710

		64,291,787

Specialty Retail — 2.7%
282,600	Cabela’s Incorporated†, (a)	6,036,336
121,700	Guitar Center, Inc.†, (a)	7,103,629
122,600	Sonic Automotive, Inc., Class A(a)	2,606,476
413,800	United Auto Group, Inc.(a)	12,331,240

		28,077,681

Total Consumer Discretionary		173,987,539

Consumer Staples — 1.2%
Food & Staples Retailing — 0.3%
100,000	United Natural Foods, Inc.†, (a)	3,037,000

See Notes to Financial Statements.

1

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Consumer Staples (Continued)
Personal Products — 0.9%
230,700	Chattem, Inc.†	$9,550,980

Total Consumer Staples		12,587,980

Energy — 10.0%
Energy Equipment & Services — 5.3%
196,500	Core Laboratories N.V.†	5,270,130
318,800	FMC Technologies, Inc.†, (a)	10,192,036
398,650	Oil States International, Inc.†	10,034,021
768,600	Pason Systems Inc.	13,356,596
214,600	TETRA Technologies, Inc.†, (a)	6,835,010
225,100	Unit Corporation†	9,906,651

		55,594,444

Oil, Gas & Consumable Fuels — 4.7%
777,500	Brigham Exploration Company†, (a)	7,098,575
257,973	Cimarex Energy Company†	10,037,729
167,025	Nordic American Tanker Shipping Limited(a)	7,090,211
270,000	Rosetta Resources, Inc., 144A†, (b), (c), (d), (e), (f)	4,320,000
450,800	Southwestern Energy Company†	21,178,584

		49,725,099

Total Energy		105,319,543

Financials — 27.1%
Capital Markets — 1.5%
228,550	Affiliated Managers Group, Inc.†, (a)	15,616,822

Commercial Banks — 1.9%
115,700	Bank of the Ozarks, Inc.(a)	3,799,588
147,300	Cathay General Bancorp(a)	4,965,483
200,200	Prosperity Bancshares, Inc.(a)	5,727,722
315,100	UCBH Holdings, Inc.(a)	5,117,224

		19,610,017

Consumer Finance — 1.7%
433,300	Ace Cash Express, Inc.†, (a)	11,075,148
300,700	First Cash Financial Services, Inc.†	6,425,959

		17,501,107

See Notes to Financial Statements.

2

Shares		Value

Financials (Continued)
Insurance — 3.5%
240,000	Assured Guaranty Ltd.	$5,606,400
224,100	Hub International Limited	4,367,709
143,800	RenaissanceRe Holdings Ltd.(a)	7,080,712
103,200	RLI Corporation(a)	4,602,720
329,000	Scottish Re Group Limited(a)	7,974,960
137,700	Triad Guaranty Inc.†, (a)	6,938,703

		36,571,204

Real Estate — 17.7%
897,500	Aames Investment Corporation, REIT(a)	8,723,700
685,900	American Home Mortgage Investment Corp., REIT(a)	23,979,064
321,000	Anthracite Capital, Inc., REIT(a)	3,803,850
1,034,500	Ashford Hospitality Trust, Inc., REIT(a)	11,172,600
239,600	Corporate Office Properties Trust, REIT(a)	7,056,220
70,100	Correctional Properties Trust, REIT	1,983,830
436,100	Equity One, Inc., REIT(a)	9,899,470
295,270	Friedman, Billings, Ramsey Group, Inc., Class A, REIT(a)	4,222,361
446,200	KKR Financial Corp., REIT(a)	11,155,000
366,500	KKR Financial Corp., REIT, 144A(b), (c), (d), (e), (i)	8,246,250
445,100	Luminent Mortgage Capital, Inc., REIT(a)	4,802,629
179,100	Mills Corporation (The), REIT(a)	10,887,489
385,315	New Century Financial Corporation, REIT(a)	19,824,457
613,400	Newcastle Investment Corp., REIT(a)	18,494,010
605,000	People’s Choice Financial Corporation, 144A, REIT(b), (c), (d), (e)	5,596,250
288,700	RAIT Investment Trust, REIT(a)	8,646,565
202,300	Redwood Trust, Inc., REIT(a)	10,438,680
841,860	Saxon Capital, Inc., REIT(a)	14,370,550
289,000	Taberna Realty Finance Trust, 144A, REIT(b), (c), (d), (e)	2,890,000

		186,192,975

Thrifts & Mortgage Finance — 0.8%
538,600	Commercial Capital Bancorp, Inc.(a)	9,000,006

Total Financials		284,492,131

Health Care — 5.7%
Biotechnology — 0.5%
121,000	Techne Corporation†, (a)	5,555,110

See Notes to Financial Statements.

3

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Health Care (Continued)
Health Care Equipment & Supplies — 4.4%
250,100	Kensey Nash Corporation†, (a)	$7,563,024
75,800	Matthews International Corporation, Class A(a)	2,953,168
563,176	Merit Medical Systems, Inc.†, (a)	8,678,542
233,195	Orthofix International N.V.†	10,036,713
210,000	PolyMedica Corporation(a)	7,488,600
270,600	Respironics, Inc.†, (a)	9,771,366

		46,491,413

Health Care Providers & Services — 0.8%
322,500	VCA Antech, Inc.†, (a)	7,820,625

Total Health Care		59,867,148

Industrials — 20.9%
Aerospace & Defense — 2.4%
151,200	Alliant Techsystems Inc.†, (a)	10,674,720
598,800	Ceradyne, Inc.†, (a)	14,413,116

		25,087,836

Airlines — 0.4%
528,400	ExpressJet Holdings, Inc.†	4,496,684

Building Products — 2.3%
758,700	Builders FirstSource, Inc.†	12,290,940
287,300	Universal Forest Products, Inc.(a)	11,908,585

		24,199,525

Commercial Services & Supplies — 2.0%
249,000	ADESA, Inc.(a)	5,420,730
268,600	Asset Acceptance Capital Corp.†, (a)	6,959,426
129,700	Ritchie Bros. Auctioneers Incorporated	4,999,935
85,800	School Specialty, Inc.†, (a)	3,989,700

		21,369,791

Electrical Equipment — 1.5%
376,300	AMETEK, Inc.	15,748,155

Industrial Conglomerates — 2.0%
208,500	Carlisle Companies Incorporated(a)	14,309,355
271,900	Raven Industries, Inc.(a)	6,367,898

		20,677,253

See Notes to Financial Statements.

4

Shares		Value

Industrials (Continued)
Machinery — 4.9%
197,300	Actuant Corporation, Class A†, (a)	$9,458,562
80,700	CUNO, Inc.†, (a)	5,765,208
170,400	Graco, Inc.	5,805,528
184,100	Middleby Corporation (The)†, (a)	9,731,526
257,600	Oshkosh Truck Corporation(a)	20,164,928

		50,925,752

Road & Rail — 5.1%
503,525	Genesee & Wyoming, Inc., Class A†, (a)	13,700,915
250,300	Landstar System, Inc.†	7,539,036
585,600	Old Dominion Freight Line, Inc.†, (a)	15,711,648
376,800	Overnite Corporation(a)	16,194,864

		53,146,463

Trading Companies & Distributors — 0.3%
273,344	Rush Enterprises, Inc., Class B†, (a)	3,665,543

Total Industrials		219,317,002

Information Technology — 7.5%
Communications Equipment — 1.5%
933,297	Digi International, Inc.†, (a)	11,068,902
266,100	NETGEAR, Inc.†, (a)	4,949,460

		16,018,362

Electronic Equipment & Instruments — 0.4%
544,600	TTM Technologies, Inc.†, (a)	4,144,406

Information Technology Services — 2.8%
215,700	Anteon International Corporation†, (a)	9,840,234
298,400	CACI International, Inc.†, (a)	18,846,944

		28,687,178

Internet Software & Services — 0.5%
209,700	United Online, Inc.(a)	2,277,342
64,900	Websense, Inc.†, (a)	3,118,445

		5,395,787

Semiconductors & Semiconductor Equipment — 1.6%
365,984	Diodes Incorporated†, (a)	11,418,701
322,400	Sigmatel, Inc.†, (a)	5,532,384

		16,951,085

See Notes to Financial Statements.

5

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Software — 0.7%
392,500	Sonic Solutions†, (a)	$7,300,500

Total Information Technology		78,497,318

Materials — 4.1%
Chemicals — 0.2%
30,500	Minerals Technologies, Inc.(a)	1,878,800

Construction Materials — 1.1%
56,000	Eagle Materials Inc.(a)	5,185,040
192,400	Headwaters Incorporated†, (a)	6,614,712

		11,799,752

Containers & Packaging — 0.4%
75,900	AptarGroup, Inc.(a)	3,855,720

Metals & Mining — 2.4%
470,300	AMCOL International Corporation(a)	8,836,937
515,200	Metals USA, Inc.†, (a)	9,799,104
170,100	Reliance Steel & Aluminum Company(a)	6,305,607

		24,941,648

Total Materials		42,475,920

Utilities — 0.7%
Electric Utilities — 0.3%
54,233	ALLETE, Inc.(a)	2,706,227

Gas Utilities — 0.4%
96,300	New Jersey Resources Corporation(a)	4,646,475

Total Utilities		7,352,702

TOTAL COMMON STOCKS
(Cost $812,294,140)		983,897,283

INVESTMENT COMPANY SECURITY — 3.1%
(Cost $30,166,680)
500,000	iShares Russell 2000 Value Index Fund(a)	32,150,000

See Notes to Financial Statements.

6

Principal
Amount		Value

REPURCHASE AGREEMENT — 3.0%
(Cost $31,483,000)
$31,483,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $31,485,230 on 07/01/2005, collateralized by $31,680,000 FHLB, 4.300% maturing 02/04/2010 (value $32,115,600)	$31,483,000

Shares

COLLATERAL FOR SECURITIES ON LOAN — 22.6%
(Cost $237,588,485)
237,588,485	State Street Navigator Securities Lending Trust – Prime Portfolio(h)	237,588,485

TOTAL INVESTMENTS
(Cost $1,111,532,305)	122.5%	1,285,118,768
OTHER ASSETS AND LIABILITIES (Net)	(22.5)	(235,800,644)

NET ASSETS	100.0%	$1,049,318,124

†	Non-income producing security.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005. (See Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $21,052,500, 2.0% of net assets.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Fund does not have the right to demand that any of these securities be registered.

See Notes to Financial Statements.

7

Munder Small-Cap Value Fund

Portfolio of Investments, June 30, 2005 (continued)

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $21,052,500, 2.0% of net assets.

Security	Acquisition Date	Cost

KKR Financial Corp., 144A, REIT	08/05/04	$4,000,000
	12/01/04	854,900
	01/12/05	1,080,000
	05/03/05	1,545,000
People’s Choice Financial Corp., 144A, REIT	12/21/04	4,750,000
	06/30/05	1,202,500
Rosetta Resources, Inc., 144A	06/28/05	4,320,000
Taberna Realty Finance Trust, 144A, REIT	04/21/05	2,890,000

(f)	Security purchased on a when-issued basis (see Notes to Financial Statements, Note 2).

(g)	Security pledged as collateral for when-issued purchase commitments.

(h)	As of June 30, 2005, the market value of the securities on loan is $231,780,514.

(i)	At June 30, 2005, KKR Financial Corp. 144A, REIT was valued at $22.50 per share which represents 90.0% of the market value of the unrestricted common stock of the same issuer. The unrestricted common stock commenced trading on June 23, 2005.

ABBREVIATIONS:

FHLB — Federal Home Loan Bank
REIT — Real Estate Investment Trust

See Notes to Financial Statements.

8

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Small-Cap Value Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	87.5%	$918,113,917
Bermuda	2.6	27,752,283
Canada	2.2	22,724,240
Netherlands	1.5	15,306,843

TOTAL COMMON STOCKS	93.8	983,897,283
INVESTMENT COMPANY SECURITY	3.1	32,150,000
REPURCHASE AGREEMENT	3.0	31,483,000
COLLATERAL FOR SECURITIES ON LOAN	22.6	237,588,485

TOTAL INVESTMENTS	122.5	1,285,118,768
OTHER ASSETS AND LIABILITIES (Net)	(22.5)	(235,800,644)

NET ASSETS	100.0%	$1,049,318,124

See Notes to Financial Statements.

9

Munder Small-Cap Value Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $231,780,514 of securities loaned)	$1,253,635,768
Repurchase agreement	31,483,000

Total Investments	1,285,118,768
Cash	79,939
Foreign currency, at value	94
Interest receivable	2,230
Dividends receivable	1,231,752
Receivable for investment securities sold	10,352,509
Receivable for Fund shares sold	7,864,049
Prepaid expenses and other assets	50,420

Total Assets	1,304,699,761

LIABILITIES:
Payable for Fund shares redeemed	1,537,815
Payable for investment securities purchased	15,521,178
Payable upon return of securities loaned	237,588,485
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares	274,689
Transfer agency/record keeping fees payable	251,207
Administration fees payable	76,804
Trustees’ fees and expenses payable	26,523
Investment advisory fees payable	18,001
Shareholder servicing fees payable — Class K Shares	11,248
Custody fees payable	11,028
Accrued expenses and other payables	64,659

Total Liabilities	255,381,637

NET ASSETS	$1,049,318,124

Investments, at cost	$1,111,532,305

Foreign currency, at cost	$94

See Notes to Financial Statements.

10

NET ASSETS consist of:
Undistributed net investment income	$1,436,977
Undistributed net realized gain on investments sold	13,197,069
Net unrealized appreciation of investments	173,587,482
Paid-in capital	861,096,596

$1,049,318,124

NET ASSETS:
Class A Shares	$406,154,263

Class B Shares	$70,013,043

Class C Shares	$177,708,969

Class K Shares	$58,248,460

Class R Shares	$5,068,621

Class Y Shares	$332,124,768

SHARES OUTSTANDING:
Class A Shares	15,316,532

Class B Shares	2,734,435

Class C Shares	6,962,109

Class K Shares	2,198,789

Class R Shares	191,724

Class Y Shares	12,441,731

CLASS A SHARES:
Net asset value and redemption price per share	$26.52

Maximum sales charge	5.50%
Maximum offering price per share	$28.06

CLASS B SHARES:
Net asset value and offering price per share*	$25.60

CLASS C SHARES:
Net asset value and offering price per share*	$25.53

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$26.49

CLASS R SHARES:
Net asset value, offering price and redemption price per share	$26.44

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$26.69

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

11

Munder Small-Cap Value Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$708,520
Dividends(a)	13,227,535
Securities lending	242,408

Total Investment Income	14,178,463

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	511,506
Class B Shares	584,865
Class C Shares	983,448
Class R Shares	3,539
Shareholder servicing fees:
Class K Shares	132,264
Investment advisory fees	4,981,548
Transfer agency/record keeping fees	1,140,549
Administration fees	737,846
Custody fees	105,468
Registration and filing fees	76,126
Legal and audit fees	57,185
Trustees’ fees and expenses	30,148
Other	133,596

Total Expenses	9,478,088
Fees waived by transfer agent	(1,510)

Net Expenses	9,476,578

NET INVESTMENT INCOME	4,701,885

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	12,828,125
Foreign currency-related transactions	707
Net change in unrealized appreciation/(depreciation) of:
Securities	91,354,817
Foreign currency-related transactions	930

Net realized and unrealized gain on investments	104,184,579

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$108,886,464

(a)	Net of foreign withholding taxes of $21,906.

See Notes to Financial Statements.

12

Munder Small-Cap Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment income	$4,701,885	$601,131
Net realized gain from security and foreign currency-related transactions	12,828,832	19,125,925
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	91,355,747	54,584,643

Net increase in net assets resulting from operations	108,886,464	74,311,699
Dividends to shareholders from net investment income:
Class A Shares	(821,061)	—
Class K Shares	(250,207)	—
Class R Shares	(28)	—
Class Y Shares	(1,800,666)	(70,081)
Distributions to shareholders from net realized gains:
Class A Shares	(2,354,500)	—
Class B Shares	(1,103,906)	—
Class C Shares	(1,263,641)	—
Class K Shares	(1,055,171)	—
Class R Shares	(110)	—
Class Y Shares	(4,404,612)	—
Net increase in net assets from Fund share transactions:
Class A Shares	299,284,611	44,317,535
Class B Shares	12,876,424	9,143,988
Class C Shares	120,100,903	26,615,557
Class K Shares	3,277,996	10,262,803
Class R Shares	4,787,132	—
Class Y Shares	105,712,790	76,893,736
Short-term trading fees	72,476	13,461

Net increase in net assets	641,944,894	241,488,698
NET ASSETS:
Beginning of year	407,373,230	165,884,532

End of year	$1,049,318,124	$407,373,230

Undistributed net investment income	$1,436,977	$416,522

(a)	The Munder Small-Cap Value Fund Class R Shares commenced operations on July 29, 2004.

See Notes to Financial Statements.

13

Munder Small-Cap Value Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$355,095,603	$59,328,691
Issued as reinvestment of dividends and distributions	2,584,485	—
Redeemed	(58,395,477)	(15,011,156)

Net increase	$299,284,611	$44,317,535

Class B Shares:
Sold	$31,736,609	$16,919,860
Issued as reinvestment of distributions	669,687	—
Redeemed*	(19,529,872)	(7,775,872)

Net increase	$12,876,424	$9,143,988

Class C Shares:
Sold	$129,200,804	$29,758,438
Issued as reinvestment of distributions	716,070	—
Redeemed	(9,815,971)	(3,142,881)

Net increase	$120,100,903	$26,615,557

Class K Shares:
Sold	$12,960,371	$20,087,751
Issued as reinvestment of dividends and distributions	3,652	—
Redeemed	(9,686,027)	(9,824,948)

Net increase	$3,277,996	$10,262,803

Class R Shares:
Sold	$4,909,579	$—
Issued as reinvestment of dividends and distributions	138	—
Redeemed	(122,585)	—

Net increase	$4,787,132	$—

Class Y Shares:
Sold	$119,935,260	$81,906,455
Issued as reinvestment of dividends and distributions	3,811,222	10,740
Redeemed	(18,033,692)	(5,023,459)

Net increase	$105,712,790	$76,893,736

(a)	The Munder Small-Cap Value Fund Class R Shares commenced operations on July 29, 2004.

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

14

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Shares
Class A Shares:
Sold*	14,230,964	2,795,600
Issued as reinvestment of dividends and distributions	108,401	—
Redeemed	(2,331,642)	(709,455)

Net increase	12,007,723	2,086,145

Class B Shares:
Sold	1,325,387	838,090
Issued as reinvestment of distributions	29,942	—
Redeemed*	(816,593)	(376,506)

Net increase	538,736	461,584

Class C Shares:
Sold	5,384,563	1,438,484
Issued as reinvestment of distributions	32,092	—
Redeemed	(410,508)	(153,695)

Net increase	5,006,147	1,284,789

Class K Shares:
Sold	532,885	1,005,883
Issued as reinvestment of dividends and distributions	140	—
Redeemed	(393,379)	(464,813)

Net increase	139,646	541,070

Class R Shares:
Sold	196,685	—
Issued as reinvestment of dividends and distributions	6	—
Redeemed	(4,967)	—

Net increase	191,724	—

Class Y Shares:
Sold	4,834,398	3,679,004
Issued as reinvestment of dividends and distributions	156,033	492
Redeemed	(731,291)	(236,540)

Net increase	4,259,140	3,442,956

(a)	The Munder Small-Cap Value Fund Class R Shares commenced operations on July 29, 2004.

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

15

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$23.12	$16.84	$16.95	$16.43	$12.19

Income/(loss) from investment operations:
Net investment income/(loss)	0.20	0.07	0.05	0.09	0.14
Net realized and unrealized gain/(loss) on investments	3.80	6.21	(0.04)*	1.42	4.22

Total from investment operations	4.00	6.28	0.01	1.51	4.36

Less distributions:
Dividends from net investment income	(0.11)	—	—	(0.05)	(0.12)
Distributions from net realized capital gains	(0.49)	—	(0.12)	(0.94)	—

Total distributions	(0.60)	—	(0.12)	(0.99)	(0.12)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$26.52	$23.12	$16.84	$16.95	$16.43

Total return(b)	17.67%	37.29%	0.20%	10.50%	35.89%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$406,154	$76,498	$20,593	$15,143	$7,872
Ratio of operating expenses to average net assets	1.33%	1.39%	1.65%	1.41%	1.29%
Ratio of net investment income/(loss) to average net assets	0.78%	0.33%	0.36%	0.56%	0.92%
Portfolio turnover rate	26%	43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers	1.33%	1.39%	1.66%	1.42%	1.29%

(a)	The Munder Small-Cap Value Fund Class A Shares and Class B Shares commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

See Notes to Financial Statements.

16

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$22.41	$16.45	$16.68	$16.24	$12.06

0.01	(0.09)	(0.05)	(0.03)	0.12
3.67	6.05	(0.06)*	1.42	4.07

3.68	5.96	(0.11)	1.39	4.19

—	—	—	(0.01)	(0.01)
(0.49)	—	(0.12)	(0.94)	—

(0.49)	—	(0.12)	(0.95)	(0.01)

0.00 (d)	0.00 (d)	—	—	—

$25.60	$22.41	$16.45	$16.68	$16.24

16.76%	36.23%	(0.52)%	9.75%	34.80%

$70,013	$49,204	$28,525	$35,505	$15,063
2.08%	2.14%	2.40%	2.16%	2.04%
0.05%	(0.42)%	(0.39)%	(0.19)%	0.17%
26%	43%	70%	85%	140%
2.08%	2.14%	2.41%	2.17%	2.04%

See Notes to Financial Statements.

17

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$22.34	$16.40	$16.63	$16.19	$12.02

Income/(loss) from investment operations:
Net investment income/(loss)	0.01	(0.09)	(0.05)	(0.03)	0.13
Net realized and unrealized gain/(loss) on investments	3.67	6.03	(0.06)*	1.42	4.05

Total from investment operations	3.68	5.94	(0.11)	1.39	4.18

Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.01)
Distributions from net realized capital gains	(0.49)	—	(0.12)	(0.94)	—

Total distributions	(0.49)	—	(0.12)	(0.95)	(0.01)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$25.53	$22.34	$16.40	$16.63	$16.19

Total return(b)	16.76%	36.22%	(0.52)%	9.78%	34.83%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$177,709	$43,699	$11,008	$11,289	$4,772
Ratio of operating expenses to average net assets	2.08%	2.14%	2.40%	2.16%	2.04%
Ratio of net investment income/(loss) to average net assets	0.04%	(0.42)%	(0.39)%	(0.19)%	0.17%
Portfolio turnover rate	26%	43%	70%	85%	140%
Ratio of operating expenses to average net assets without expense waivers	2.08%	2.14%	2.41%	2.17%	2.04%

(a)	The Munder Small-Cap Value Fund Class C Shares and Class K Shares commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

See Notes to Financial Statements.

18

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$23.10	$16.83	$16.93	$16.40	$12.17

0.19	0.07	0.05	0.09	0.18
3.80	6.20	(0.03)*	1.43	4.17

3.99	6.27	0.02	1.52	4.35

(0.11)	—	—	(0.05)	(0.12)
(0.49)	—	(0.12)	(0.94)	—

(0.60)	—	(0.12)	(0.99)	(0.12)

0.00 (d)	0.00 (d)	—	—	—

$26.49	$23.10	$16.83	$16.93	$16.40

17.64%	37.25%	0.32%	10.52%	35.87%

$58,248	$47,561	$25,547	$6,530	$9,673
1.33%	1.39%	1.65%	1.41%	1.29%
0.80%	0.33%	0.36%	0.56%	0.92%
26%	43%	70%	85%	140%
1.33%	1.39%	1.66%	1.42%	1.29%

See Notes to Financial Statements.

19

Munder Small-Cap Value Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	R Shares

	Period
	Ended
	6/30/05(c

Net asset value, beginning of period	$22.52

Income/(loss) from investment operations:
Net investment income	0.09
Net realized and unrealized gain/(loss) on investments	4.44

Total from investment operations	4.53

Less distributions:
Dividends from net investment income	(0.12)
Distributions from net realized capital gains	(0.49)

Total distributions	(0.61)

Short-term trading fees	0.00	(d)

Net asset value, end of period	$26.44

Total return(b)	20.48%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,069
Ratio of operating expenses to average net assets	1.75	%(e)
Ratio of net investment income to average net assets	0.37	%(e)
Portfolio turnover rate	26%
Ratio of operating expenses to average net assets without expense waivers	1.75	%(e)

(a)	The Munder Small-Cap Value Fund Class R Shares and Class Y Shares commenced operations on July 29, 2004 and December 26, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

(e)	Annualized.

*	The per share amount shown does not correspond with the aggregate net realized and unrealized gain/(loss) on investments for the year ended June 30, 2003 due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market value of investments.

See Notes to Financial Statements.

20

Y Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$23.27	$16.92	$16.98	$16.44	$12.20

0.26	0.12	0.09	0.13	0.16
3.83	6.24	(0.03)*	1.42	4.23

4.09	6.36	0.06	1.55	4.39

(0.18)	(0.01)	—	(0.07)	(0.15)
(0.49)	—	(0.12)	(0.94)	—

(0.67)	(0.01)	(0.12)	(1.01)	(0.15)

0.00 (d)	0.00 (d)	—	—	—

$26.69	$23.27	$16.92	$16.98	$16.44

17.93%	37.62%	0.50%	10.84%	36.11%

$332,125	$190,411	$80,212	$45,122	$44,955
1.08%	1.14%	1.40%	1.16%	1.04%
1.04%	0.58%	0.61%	0.81%	1.17%
26%	43%	70%	85%	140%
1.08%	1.14%	1.41%	1.17%	1.04%

See Notes to Financial Statements.

21

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22

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005

1.	Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Small-Cap Value Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide long-term capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 6 classes of shares — Class A, Class B, Class C, Class K, Class R and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2.	Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded

23

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/ (depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/ (depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to

24

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) of foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with

25

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchased commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $1,510 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K, Class R or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

26

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.75% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $737,846 before payment of sub-administration fees and $493,217 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1110% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $20,887 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

27

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4.	Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

28

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees have been limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $114 to Comerica Securities and $132,772 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $687,056,050 and $165,281,280, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $189,435,899 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $16,437,128 and net appreciation for Federal income tax purposes was $172,998,771. At June 30, 2005, aggregate cost for Federal income tax purposes was $1,112,119,997.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $7,533.

29

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.	Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and return of capital and capital gain distributions from real estate investment trusts were reclassified at year end. The following reclassification had no effect on net income, net assets or net asset value per share:

Undistributed	Undistributed
Net Investment	Net Realized
Income	Gain

$(809,468)	$809,468

    The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2005 and June 30, 2004 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total

June 30, 2005	$10,145,614	$2,908,288	$13,053,902
June 30, 2004	70,081	—	70,081

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Unrealized
Income	Gain	Appreciation	Total

$2,143,440	$13,101,525	$172,999,790	$188,244,755

30

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The differences between book and tax distributable earnings are primarily due to dividends payable, wash sales, real estate investment trust basis adjustments, passive foreign investment company (PFIC) basis adjustments and deferred trustees’ fees.

9.	Subsequent Event

    Effective July 15, 2005, the Fund was closed to new investors, subject to certain limited exceptions as described in the Supplement to the Fund’s Prospectus dated July 1, 2005.

10.	Tax Information (Unaudited)

    Of the distributions paid by the Fund, 31.43% will qualify for the dividend received deduction available to corporate shareholders.

    For the fiscal year ended June 30, 2005, the Fund designated approximately $13,249,441 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

    For the year ended June 30, 2005, the amount of long-term capital gain distributions designated by the Fund was $2,908,288.

11.	Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12.	Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

31

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

13.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s

32

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”) and an additional Lipper group of funds provided by the Advisor for comparison.

33

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total returns for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that, for each of the periods in question, the Fund’s gross and total returns for Class Y shares exceeded the performance of the Fund’s benchmark index and the median performance of both the Fund’s peer group as categorized by Lipper (i.e., Lipper Small-Cap Core Funds) and the Lipper group of funds considered by the Advisor to be most comparable to the Fund (i.e., Lipper Small-Cap Value Funds).

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund strongly supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its

34

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s peer group, as categorized by Lipper and in the Lipper group of funds considered by the Advisor to be most comparable, and in comparison to the average, median, high and low net effective advisory fees of the funds in both Lipper groups. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

35

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

36

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

37

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

38

Munder Small-Cap Value Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

39

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Small-Cap Value Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Small-Cap Value Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Small-Cap Value Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

40

[This Page Intentionally Left Blank]

41

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNSCV605

ANNUAL REPORT
June 30, 2005
Munder Tax-Free
Money Market Fund
Class A, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return. The three-month Treasury bill, a proxy for money market performance, had a 2.15% return for the one-year period.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information on the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Shareholder Fee Example
iv	Investment Allocation
1	Portfolio of Investments
14	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Statements of Changes in Net Assets — Capital Stock Activity
20	Financial Highlights
23	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market.

i

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

ii

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,007.60	$3.14	0.63%
Class K	$1,000.00	$1,006.90	$3.88	0.78%
Class Y	$1,000.00	$1,007.70	$3.14	0.63%

Hypothetical
Class A	$1,000.00	$1,021.67	$3.16	0.63%
Class K	$1,000.00	$1,020.93	$3.91	0.78%
Class Y	$1,000.00	$1,021.67	$3.16	0.63%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

iii

Tax-Free Money Market Fund

Investment Allocation, June 30, 2005 (Unaudited)

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by maturity. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments, which begins on the following page. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

iv

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

TAX-EXEMPT COMMERCIAL PAPER — 7.0%
Minnesota — 1.6%
$3,000,000	City of Rochester, Minnesota, Series 2000-B, 2.440% due 08/02/2005	$3,000,000

Nevada — 1.1%
2,000,000	Clark County, Nevada, Flood Control, 2.800% due 07/12/2005	2,000,000

Pennsylvania — 1.6%
3,000,000	Delaware County Industrial Development Authority, Pollution Control Revenue Refunding Bonds, Series 2001-A, 2.400% due 07/06/2005	3,000,000

Texas — 1.1%
2,000,000	Texas Public Financing Authority, Series 02-A, 2.820% due 07/05/2005	2,000,000

Washington — 1.6%
3,000,000	King County, Washington, Sewer Revenue, Series A, (Bayerische Landesbank, LOC), 2.400% due 07/13/2005	3,000,000

TOTAL TAX-EXEMPT COMMERCIAL PAPER
(Cost $13,000,000)		13,000,000

MUNICIPAL BONDS AND NOTES — 92.4%
Alaska — 0.6%
1,000,000	Anchorage, Alaska, (FGIC Insured), 5.500% due 10/01/2012, Pre-refunded 10/01/2005	1,008,909

Arizona — 2.7%
1,205,000	Arizona Health Facilities Authority Revenue, Community Behavioral Health Property, (Wells Fargo Bank, N.A., LOC), 2.300% due 08/01/2025(a)	1,205,000
3,750,000	Pima County, Arizona, Industrial Development Authority, (Tuscon Electric), (Bank of New York, LOC), 2.350% due 12/01/2022(a)	3,749,985

		4,954,985

See Notes to Financial Statements.

1

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Arkansas — 1.1%
$2,000,000	Sheridan, Arkansas, Industrial Development Revenue, H.H. Robertson Company Project A, (PNC Bank N.A., LOC), 2.310% due 08/01/2014(a)	$2,000,000

California — 4.6%
	California State Department of Water Resources:
2,000,000	Power Supply Revenue, Series B-2, (BNP Paribas, LOC), 2.480% due 05/01/2022(a)	2,000,000
1,500,000	Power Supply Revenue, Series C-9, (Citibank, N.A., LOC), 2.200% due 05/01/2022(a)	1,500,000
1,000,000	Kern Water Bank Authority, California Revenue, Series A, (Wells Fargo N.A., LOC), 2.140% due 07/01/2028(a)	1,000,000
2,000,000	Santa Clara County, California, El Camino Hospital District, Hospital Facilities Authority Revenue, Aces Lease Valley Medical Center Project, Series A, (State Street Bank & Trust Co., LOC), 2.500% due 08/01/2015(a)	2,000,000
2,000,000	State of California, GO, Series A-1, (Westdeutsche Landesbank, LOC), 2.480% due 05/01/2033(a)	2,000,000

		8,500,000

Colorado — 2.7%
1,500,000	Adams County, Colorado, Industrial Development Revenue, Clear Creek Business (Citibank, LOC), 2.280% due 11/01/2008(a)	1,500,000
	Colorado Educational & Cultural Facilities Authority Revenue:
1,250,000	Denver Art Museum Project, (Wells Fargo N.A., LOC), 2.300% due 01/01/2034(a)	1,250,000
1,200,000	Regis Jesuit High School Project, (Wells Fargo Bank, N.A., LOC), 2.300% due 12/01/2033(a)	1,200,000

See Notes to Financial Statements.

2

Principal
Amount		Value

Colorado (Continued)
$1,000,000	Galleria Metropolitan District, Colorado, (Wells Fargo Bank, N.A., LOC), 2.300% due 12/01/2029(a)	$1,000,000

		4,950,000

Florida — 6.7%
2,995,000	Dade County, Florida, Water & Sewer Systems Revenue, (FGIC Insured), (Lloyds TSB Bank, SPA), 2.260% due 10/05/2022(a)	2,995,000
2,875,000	Florida Gulf Coast University Financing Corporation, Florida Capital Improvement Revenue, (Wachovia Bank, N.A., LOC), 2.400% due 12/01/2033(a)	2,875,000
1,000,000	Orange County, Florida, Public Service Tax Revenue, (FGIC Insured), 6.000% due 10/01/2024, Pre-refunded 10/01/2005	1,028,555
2,500,000	Palm Beach County, Florida, Revenue, GO, Norton Gallery, Inc. Project, (Northern Trust Company, LOC), 2.350% due 05/01/2025(a)	2,500,000
2,800,000	Pinellas County, Florida, Educational Facilities Authority Revenue, Shorecrest Preparation School Project, (SunTrust Bank, LOC), 2.310% due 07/01/2020(a)	2,800,000

		12,198,555

Georgia — 3.1%
940,000	Burke County, Georgia, Development Authority Pollution Control Revenue, Oglethorpe Power Corporation, Series A, (FGIC Insured), (Bayerische Landesbank, SPA), 2.250% due 01/01/2016(a)	940,000
1,365,000	Clayton County, Georgia, Housing Authority Multifamily Housing Revenue, Refunding, Huntington Woods, Series A, (FSA Insured), (Societe Generale, SPA), 2.420% due 01/01/2021(a)	1,365,000
2,000,000	Cobb County, Georgia, Development Authority Revenue, North Cobb Christian School, Series A, (Branch Banking & Trust, LOC), 2.300% due 03/01/2022(a)	2,000,000

See Notes to Financial Statements.

3

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Georgia (Continued)
$1,400,000	De Kalb Private Hospital, Hospital Authority, Georgia, Revenue Anticipation Certificates, Egleston Children’s Hospital, Series A (SunTrust Bank, Atlanta, LOC), 2.280% due 03/01/2024(a)	$1,400,000

		5,705,000

Illinois — 7.4%
3,500,000	Illinois Development Finance Authority Revenue, Adjusted World Communications, Inc., (Lasalle Bank, N.A., LOC), 2.350% due 08/01/2015(a)	3,500,000
1,700,000	Illinois Educational Facilities Authority Revenue, Field Museum National History, (Northern Trust Company, LOC), 2.350% due 11/01/2025(a)	1,700,000
1,000,000	Illinois Health Facilities Authority Revenue, OSF Healthcare Systems, (Fifth Third Bank, LOC), 2.230% due 11/15/2027(a)	1,000,000
4,000,000	Illinois State Toll Highway Authority, Toll Highway Priority Revenue, Refunding, Series B, (MBIA Insured), (Societe Generale, LOC), 2.260% due 01/01/2010(a)	4,000,000
1,825,000	Illinois State, First Series, GO, 5.000% due 10/01/2005	1,836,577
1,500,000	Schaumburg, Illinois, GO, Series A, (Northern Trust Company, SPA), 2.290% due 12/01/2013(a)	1,500,000

		13,536,577

Kansas — 0.6%
1,000,000	Wamego, Kansas, Pollution Control Revenue, Refunding, Utilicorp United Inc. Project, (Bank One Chicago, N.A., LOC), 2.350% due 03/01/2026(a)	1,000,000

See Notes to Financial Statements.

4

Principal
Amount		Value

Kentucky — 1.3%
$1,565,000	Covington, Kentucky, Industrial Building Revenue, Baptist Convalescent Project, (Fifth Third Bank, LOC), 2.370% due 04/01/2019(a)	$1,565,000
800,000	Newport, Kentucky, Lease Program Revenue, Kentucky League of Cities Funding Trust, (U.S. Bank, N.A., LOC), 2.560% due 04/01/2032(a)	800,000

		2,365,000

Louisiana — 1.8%
	Louisiana Public Facilities Authority Revenue:
1,715,000	College & University Equipment and Capital, Series A, (FGIC Insured), (Societe Generale, SPA), 2.400% due 09/01/2010(a)	1,715,000
1,600,000	Industrial Development, Kenner Hotel Limited, (Bank of America, LOC), 2.350% due 12/01/2015(a)	1,600,000

		3,315,000

Maryland — 1.1%
2,000,000	Montgomery County, Maryland, Refunding Consolidated Public Improvement, Series A, GO, 2.500% due 07/01/2005	2,000,000

Massachusetts — 7.3%
1,500,000	Lynnfield, Massachusetts, Bond Anticipation Notes, GO, 3.500% due 03/01/2006	1,510,725
1,000,000	Massachusetts Bay Transportation Authority, Massachusetts, General Transportation Systems, Series A (FSA Insured), 5.625% due 03/01/2026, Pre-refunded 03/01/2006	1,029,277
3,000,000	Massachusetts State Development Finance Agency, Charles River School, (Citizens Bank of MA, LOC), 2.260% due 10/01/2032(a)	3,000,000
3,045,000	Massachusetts State Water Resources Authority, Multi-Model Subordinated General, Series B, (AMBAC Insured), (Scotiabank, SPA), 2.260% due 04/01/2028(a)	3,045,000
2,000,000	Massachusetts State, GO, Refunding Series B, 5.000% due 02/01/2006	2,025,751

See Notes to Financial Statements.

5

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Massachusetts (Continued)
$1,000,000	Milton, Massachusetts, Bond Anticipation Notes, 3.000% due 08/05/2005	$1,001,200
1,800,000	Peabody, Massachusetts, Bond Anticipation Notes, GO, 3.500% due 02/09/2006	1,813,225

		13,425,178

Michigan — 3.6%
3,500,000	Kalamazoo County, Michigan, Economic Development Revenue, (Fifth Third Bank, LOC), 2.370% due 09/01/2015(a)	3,500,000
	Michigan State Strategic Fund Limited Obligation Revenue:
1,465,000	Refunding, Goodwill Industrial Project, (Fifth Third Bank, N.A., LOC), 2.560% due 02/01/2027(a)	1,465,000
1,700,000	Roeper School Project, (Standard Federal Bank, LOC), 2.300% due 05/01/2032(a)	1,700,000

		6,665,000

Minnesota — 5.5%
1,010,000	Ely, Minnesota, YMCA Greater St. Paul Project, (Wells Fargo Bank, N.A., LOC), 2.330% due 12/01/2012(a)	1,010,000
3,000,000	Hennepin County, Minnesota, GO, Series A, (State Street Bank & Trust Co., SPA), 2.150% due 12/01/2025(a)	3,000,000
1,000,000	Metropolitan Council Minneapolis, Minneapolis St. Paul Metropolitan Area, Transit Series A, GO, 2.000% due 02/01/2006	997,006
2,000,000	Minnesota State Higher Educational Facilities Authority Revenue, William Mitchell, Five-S, (U.S. Bank, N.A., LOC), 2.300% due 10/01/2033(a)	2,000,000
3,015,000	State of Minnesota, GO, 5.700% due 08/01/2013, Pre-refunded 08/01/2006	3,022,310

		10,029,316

See Notes to Financial Statements.

6

Principal
Amount		Value

Missouri — 2.3%
$2,140,000	Missouri State Health & Educational Facilities Revenue, Cox Health Systems (Bank of Nova Scotia, LOC), (AMBAC Insured), 2.530% due 06/01/2022(a)	$2,140,000
2,000,000	St. Charles, Missouri, School District, GO, Refunding, Series A, (FSA Insured), 3.250% due 09/01/2005	2,002,583

		4,142,583

Montana — 1.5%
2,700,000	Forsyth, Montana, Pollution Control Revenue, Refunding, PacifiCorp Project, (BNP Paribas, LOC), 2.530% due 01/01/2018(a)	2,700,000

New Jersey — 1.7%
1,000,000	Hudson County, New Jersey, Bond Anticipation Notes, GO, 3.000% due 09/21/2005	1,002,983
1,100,000	Middlesex County, New Jersey, GO, General Improvement, Series A, 3.000% due 06/15/2006	1,103,913
1,050,000	New Jersey Health Care Facilities Financing Authority, Methodist Homes, Series A-6, (PNC Bank, N.A., LOC), 2.250% due 07/01/2007(a)	1,050,000

		3,156,896

New York — 3.5%
1,875,000	Long Island Power Authority, New York Electric System Revenue, Subseries 3B, (Westdeutsche Landesbank, LOC), 2.170% due 05/01/2033(a)	1,875,000
1,900,000	New York State Housing, Financial Agency Service Contract Revenue, Refunding, Series D, (State Street Bank & Trust Co., LOC), 2.230% due 03/15/2026(a)	1,900,000
1,515,000	New York State, 5.800% due 10/01/2013, Pre-refunded 10/01/2005	1,559,299

See Notes to Financial Statements.

7

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
New York (Continued)
$1,000,000	New York State Housing, Finance Agency Revenue, Maiden Lane Housing, Series A, (Bank of New York, LOC), 2.290% due 11/01/2037(a)	$1,000,000

		6,334,299

North Carolina — 5.0%
1,040,000	Greensboro, North Carolina, Public Improvement, (Bank of America, N.A., SPA), 2.300% due 04/01/2019(a)	1,040,000
1,585,000	North Carolina Medical Care Facilities Revenue, Rutherford Hospital, Inc. Project (Branch Banking & Trust, LOC), 2.300% due 09/01/2021(a)	1,585,000
	North Carolina Medical Care, Community Hospital Revenue:
1,640,000	J. Arthur Dosher Memorial Hospital, (Branch Banking & Trust, LOC), 2.300% due 05/01/2018(a)	1,640,000
2,000,000	Northeast Medical Center Project, Series B, (SunTrust Bank, LOC), 2.260% due 11/01/2032(a)	2,000,000
2,900,000	State of North Carolina, GO, Highway, 5.000% due 05/01/2006	2,957,165

		9,222,165

Ohio — 5.7%
1,500,000	Akron Bath Copley, Ohio, Joint Township Hospital District Revenue, Hospital Facilities, Summa Health Systems, Series B, (Bank One, N.A., LOC), 2.320% due 11/01/2034(a)	1,500,000
1,000,000	Cincinnati, Ohio, City School District, Bond Anticipation Notes School Energy Conservation, GO, 2.500% due 09/09/2005	1,000,828
1,915,000	Franklin County, Ohio, Hospital Revenue, Refunding U.S. Health Corp., Series B, (Citibank, N.A., LOC), 2.270% due 12/01/2020(a)	1,915,000
1,000,000	Lucas County, Ohio, Bond Anticipation Notes, GO, 2.500% due 10/13/2005	1,002,239

See Notes to Financial Statements.

8

Principal
Amount		Value

Ohio (Continued)
$965,000	Middleburg Heights, Ohio, Hospital Revenue, Southwest General Health, (FifthThird Bank, LOC), 2.330% due 08/15/2022(a)	$965,000
2,045,000	Montgomery County, Ohio, Society Saint Vincent DePaul, (National City Bank, LOC), 2.330% due 12/01/2010(a)	2,045,000
1,990,000	Ohio State Water Development Authority, Water Quality Loan Fund, 6.000% due 12/01/2005	2,022,496

		10,450,563

Oregon — 2.4%
1,000,000	Lake Oswego, Oregon, Redevelopment Agency Tax Increment Revenue, Series A, (Wells Fargo Bank N.A., LOC), 2.300% due 06/01/2020(a)	1,000,000
3,440,000	Oregon State Health Housing Educational & Cultural Facilities Authority, (Assumption Village Project, Series A), (Keybank, N.A., LOC), 2.320% due 03/01/2033(a)	3,440,000

		4,440,000

Pennsylvania — 3.5%
	Allegheny County, Pennsylvania, Industrial Development Authority Revenue:
1,200,000	Sewickley Academy, Series A, (PNC Bank N.A., LOC), 2.360% due 11/01/2022(a)	1,200,000
1,000,000	United Jewish Federation Project, Series A, (PNC Bank N.A., LOC), 2.310% due 10/01/2026(a)	1,000,000
2,700,000	Allegheny County, Pennsylvania, Redevelopment Authority, Brentwood Towne Square Project, Series A, (National City Bank, LOC), 2.370% due 11/01/2019(a)	2,700,000
1,480,000	Chester County, Pennsylvania, Health & Educational Facilities Authority Revenue, Barclay Friends Project, Series A, (Wachovia Bank, N.A., LOC), 2.280% due 08/01/2025 (a)	1,480,000

See Notes to Financial Statements.

9

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Pennsylvania (Continued)
$100,000	Chester County, Pennsylvania, Industrial Development Authority, Archdiocese of Philadelphia, (Wachovia Bank, N.A., LOC), 2.420% due 07/01/2031(a)	$100,000

		6,480,000

South Carolina — 0.7%
1,300,000	Piedmont Municipal Power Agency South Carolina, Electric Revenue, Refunding, Series A, (Credit Suisse, First Boston, SPA) (MBIA Insured), 2.400% due 01/01/2024(a)	1,300,000

Tennessee — 3.2%
1,500,000	Clarksville, Tennessee, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, (Bank of America, LOC), 2.250% due 07/01/2034(a)	1,500,000
2,000,000	Memphis, Tennessee, 5.250% due 07/01/2016, Pre-refunded 07/01/2005	2,020,000
1,200,000	Montgomery County, Tennessee, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, (Bank of America, LOC), 2.280% due 07/01/2034(a)	1,200,000
1,135,000	Shelby County, Tennessee, Health Educational & Housing Facilities Board Revenue, Refunding, Multifamily Housing-Wyndridge, (JP Morgan Chase Bank, LOC), 2.300% due 11/01/2019(a)	1,135,000

		5,855,000

Texas — 2.3%
1,200,000	Dallas Independent School District, Refunding, 5.000% due 08/15/2005	1,204,458
3,000,000	Texas State, Tax & Revenue Anticipation Notes, 3.000% due 08/31/2005	3,007,054

		4,211,512

See Notes to Financial Statements.

10

Principal
Amount		Value

Utah — 2.4%
$2,000,000	Salt Lake County, Utah, GO, 5.500% due 12/15/2005	$2,030,875
2,450,000	South Jordan, Utah, Municipal Building, Authority Lease Revenue, (BNP Paribas, LOC), 2.300% due 02/01/2029(a)	2,450,000

		4,480,875

Virginia — 2.2%
4,000,000	Clarke County, Virginia, Industrial Development Authority, Hospital Facilities Revenue, Winchester Medical Center, Inc., (FSA Insured), (Chase Manhattan Bank, SPA), 2.400% due 01/01/2030(a)	4,000,000

Washington — 2.6%
1,000,000	King County, Washington, Bond Anticipation Notes, GO, Series A, 3.000% due 11/01/2005	1,001,370
1,000,000	University of Washington, University Revenues, General Series B, (AMBAC Insured), (Bank of America N.A., SPA), 2.260% due 12/01/2036(a)	1,000,000
2,820,000	Washington State Public Power Supply System Project Number 2, Electric Revenue, Refunding, Series 2A-1, (MBIA Insured), (Credit Suisse, SPA), 2.260% due 07/01/2012(a)	2,820,000

		4,821,370

Wisconsin — 3.3%
3,000,000	Kenosha, Wisconsin University School District Number 1, Tax & Revenue Anticipation Promissory Notes, GO, 3.000% due 09/26/2005	3,006,366
3,000,000	Milwaukee, Wisconsin, Metropolitan Sewer District, Series A, GO, 5.000% due 10/01/2005	3,025,479

		6,031,845

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $169,280,628)		169,280,628

See Notes to Financial Statements.

11

Munder Tax-Free Money Market Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

INVESTMENT COMPANY SECURITY — 0.2%
(Cost $425,548)
425,548	Valiant Tax Exempt Fund	$425,548

TOTAL INVESTMENTS
(Cost $182,706,176)	99.6%	182,706,176
OTHER ASSETS AND LIABILITIES (Net)	0.4	792,884

NET ASSETS	100.0%	$183,499,060

(a)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

ABBREVIATIONS:

AMBAC — American Municipal Bond Assurance Corporation
FGIC   — Federal Guaranty Insurance Corporation
FSA   — Financial Security Assurance
GO    — General Obligation Bonds
LOC   — Instruments supported by bank letter of credit
MBIA  — Municipal Bond Investors Assurance
SPA   — Stand-by Purchase Agreement

At June 30, 2005 the sector diversification of the Munder Tax-Free Money Market Fund was as follows:

	%
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
Variable Rate Demand Notes	68.8%	$126,265,643
General Obligations	14.4	26,314,502
Pre-Refunded	5.3	9,668,350
Revenues	2.8	5,029,550
Insured	1.1	2,002,583

TOTAL MUNICIPAL BONDS AND NOTES	92.4	169,280,628

TAX-EXEMPT COMMERCIAL PAPER	7.0	13,000,000
INVESTMENT COMPANY SECURITY	0.2	425,548

TOTAL INVESTMENTS	99.6	182,706,176
OTHER ASSETS AND LIABILITIES (Net)	0.4	792,884

NET ASSETS	100.0%	$183,499,060

See Notes to Financial Statements.

12

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13

Munder Tax-Free Money Market Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value (see accompanying schedule)	$182,706,176
Interest receivable	1,043,118
Dividends receivable	18,711
Receivable for investment securities sold	2,042
Receivable from Investment Advisor	937
Prepaid expenses and other assets	6,944

Total Assets	183,777,928

LIABILITIES:
Dividends payable	167,718
Trustees’ fees and expenses payable	30,361
Administration fees payable	20,239
Shareholder servicing fees payable — Class K Shares	9,877
Transfer agency/record keeping fees payable	6,287
Custody fees payable	1,160
Accrued expenses and other payables	43,226

Total Liabilities	278,868

NET ASSETS	$183,499,060

Investments, at cost	$182,706,176

See Notes to Financial Statements.

14

NET ASSETS consist of:
Accumulated net realized loss on investments sold	$(8,960)
Paid in capital	183,508,020

$183,499,060

NET ASSETS:
Class A Shares	$64,961,141

Class K Shares	$113,994,724

Class Y Shares	$4,543,195

SHARES OUTSTANDING:
Class A Shares	64,929,803

Class K Shares	114,053,253

Class Y Shares	4,550,908

CLASS A SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$1.00

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$1.00

See Notes to Financial Statements.

15

Munder Tax-Free Money Market Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$3,449,143
Dividends	174,633

Total Investment Income	3,623,776

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	193,985
Shareholder servicing fees:
Class K Shares	190,039
Investment advisory fees	734,231
Administration fees	301,255
Transfer agency/record keeping fees	68,211
Legal and audit fees	44,749
Custody fees	40,160
Trustees’ fees and expenses	26,527
Registration and filing fees	21,156
Other	64,341

Total Expenses	1,684,654
Fees waived by distributor and transfer agent	(194,072)

Net Expenses	1,490,582

NET INVESTMENT INCOME	2,133,194

NET REALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions	(870)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,132,324

See Notes to Financial Statements.

16

Munder Tax-Free Money Market Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$2,133,194	$824,582
Net realized loss from security transactions	(870)	—

Net increase in net assets resulting from operations	2,132,324	824,582
Dividends to shareholders from net investment income:
Class A Shares	(833,209)	(358,550)
Class K Shares	(1,242,823)	(426,714)
Class Y Shares	(57,162)	(39,318)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(24,319,763)	390,577
Class K Shares	(39,801,879)	(44,604,606)
Class Y Shares	(4,159,906)	(5,403,970)

Net decrease in net assets	(68,282,418)	(49,617,999)
NET ASSETS:
Beginning of year	251,781,478	301,399,477

End of year	$183,499,060	251,781,478

See Notes to Financial Statements.

17

Munder Tax-Free Money Market Fund

Statements of Changes in Net Assets — Capital Stock Activity

Since the Munder Tax-Free Money Market Fund has sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold	$222,911,640	$132,118,642
Issued as reinvestment of dividends	831,161	358,502
Redeemed	(248,062,564)	(132,086,567)

Net increase/(decrease)	$(24,319,763)	$390,577

Class K Shares:
Sold	$158,582,415	$146,018,882
Issued as reinvestment of dividends	1,250	352
Redeemed	(198,385,544)	(190,623,840)

Net decrease	$(39,801,879)	$(44,604,606)

Class Y Shares:
Sold	$18,524,087	$23,555,834
Issued as reinvestment of dividends	10,718	3,280
Redeemed	(22,694,711)	(28,963,084)

Net decrease	$(4,159,906)	$(5,403,970)

See Notes to Financial Statements.

18

[This Page Intentionally Left Blank]

19

Munder Tax-Free Money Market Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Class A

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/05		6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.011		0.004	0.005	0.012	0.031

Net realized loss on investments	(0.000	)(c)	—	—	—	—

Total from investment operations	0.011		0.004	0.005	0.012	0.031

Less distributions:
Dividends from net investment income	(0.011)		(0.004)	(0.005)	(0.012)	(0.031)

Total distributions	(0.011)		(0.004)	(0.005)	(0.012)	(0.031)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(b)	1.14%		0.40%	0.52%	1.24%	3.09%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$64,961		$89,281	$88,891	$75,422	$81,414
Ratio of operating expenses to average net assets	0.62%		0.59%	0.82%	0.75%	0.81%
Ratio of net investment income to average net assets	1.07%		0.40%	0.54%	1.24%	3.03%
Ratio of operating expenses to average net assets without expense waivers	0.87%		0.84%	0.82%	0.75%	0.81%

(a)	The Munder Tax-Free Money Market Fund Class A Shares and Class K Shares commenced operations on November 29, 1992 and November 23, 1992, respectively.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Amount is less that $0.001 per share.

See Notes to Financial Statements.

20

Class K

Year		Year	Year	Year	Year
Ended		Ended	Ended	Ended	Ended
6/30/05		6/30/04	6/30/03	6/30/02	6/30/01

$1.00		$1.00	$1.00	$1.00	$1.00

0.010		0.003	0.006	0.013	0.031

(0.000	)(c)	—	—	—	—

0.010		0.003	0.006	0.013	0.031

(0.010)		(0.003)	(0.006)	(0.013)	(0.031)

(0.010)		(0.003)	(0.006)	(0.013)	(0.031)

$1.00		$1.00	$1.00	$1.00	$1.00

0.99%		0.26%	0.62%	1.34%	3.19%

$113,995		$153,797	$198,402	$195,584	$246,089
0.77%		0.74%	0.72%	0.65%	0.71%
0.98%		0.25%	0.64%	1.34%	3.16%
0.77%		0.74%	0.72%	0.65%	0.71%

See Notes to Financial Statements.

21

Munder Tax-Free Money Market Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	6/30/05		6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.011		0.004	0.008	0.015	0.033

Net realized loss on investments	(0.000	)(c)	—	—	—	—

Total from investment operations	0.011		0.004	0.008	0.015	0.033

Less distributions:
Dividends from net investment income	(0.011)		(0.004)	(0.008)	(0.015)	(0.033)

Total distributions	(0.011)		(0.004)	(0.008)	(0.015)	(0.033)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(b)	1.15%		0.41%	0.77%	1.49%	3.34%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$4,543		$8,703	$14,107	$19,819	$11,879
Ratio of operating expenses to average net assets	0.62%		0.59%	0.57%	0.50%	0.56%
Ratio of net investment income to average net assets	1.04%		0.40%	0.79%	1.49%	3.31%
Ratio of operating expenses to average net assets without expense waivers	0.62%		0.59%	0.57%	0.50%	0.56%

(a)	The Munder Tax-Free Money Market Fund Class Y Shares commenced operations on March 14, 1990.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Amount is less than $0.001 per share.

See Notes to Financial Statements.

22

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Tax-Free Money Market Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 3 classes of shares — Class A, Class K and Class Y Shares. Class A Shares of the Fund are sold without a front-end sales charge. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a contingent deferred sales charge. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: Securities of the Fund are valued on an amortized cost basis, which approximates current market value. Regular review and monitoring of the valuation of securities held by the Fund is performed pursuant to procedures established by the Board of Trustees. The Fund seeks to maintain a net asset value per share of $1.00.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at

23

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $87 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of

24

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3.	Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.35% of the value of its average daily net assets.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $301,255 before payment of sub-administration fees and $199,322 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1436% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $9,082 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee

25

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund.

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A
Shares	Class K
12b-1	Shares
Fees	Service Fees

0.25%	0.15%

    No payments are made under the Plan with regard to Class Y Shares.

    The Distributor voluntarily waived a portion of its 12b-1 fees for Class A Shares during the year ended June 30, 2005 in the amount of $193,985. This amount is reflected as fees waived by distributor in the accompanying Statement of Operations. Pursuant to a Reimbursement Agreement with the Fund, the Distributor may seek reimbursement for the portion of this waiver

26

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

and other waivers that occurred on or after August 12, 2003 and represents amounts expended from the Distributor’s own resources to cover actual expenses or costs on behalf of the Fund. At June 30, 2005, no portion of any waived amounts was eligible for reimbursement. The Reimbursement Agreement is subject to annual renewal by the Board of Trustees.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $0 to Comerica Securities and $189,878 to Comerica Bank for shareholder services provided to Class A and Class K shareholders.

5. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    The tax character of dividends paid to shareholders during the years ended June 30, 2005 and June 30, 2004 were as follows:

	Tax Exempt	Ordinary
	Income	Income	Total

June 30, 2005	$2,131,280	$1,914	$2,133,194
June 30, 2004	824,314	268	824,582

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Tax-Exempt	Ordinary	Capital
Income	Income	Loss Carryover	Total

$189,521	$3,699	$(8,960)	$184,260

27

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

    The differences between book and tax distributable earnings are primarily due to dividends payable at year end and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $8,960 of unused capital losses of which $8,085, $5 and $870 expire in 2008, 2010 and 2013, respectively.

    At June 30, 2005, aggregate cost for Federal income tax purposes was $182,706,176.

7. Tax Information (Unaudited)

    Of the distributions paid by the Fund from investment income, 99.9% is tax-exempt for Federal income tax purposes.

8. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

9. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

10. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

28

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

11. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in

29

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004 and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis. The Board also considered the Fund’s one-, three-, five- and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s gross and total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for all the periods in question.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund strongly supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs

30

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the Advisor’s representation that it will seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds:  The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

31

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

12.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

32

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

33

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05; Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

34

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Positions(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

35

Munder Tax-Free Money Market Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

36

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Tax-Free Money Market Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Tax-Free Money Market Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Tax-Free Money Market Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

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39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer, and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTFMM605

ANNUAL REPORT
June 30, 2005
Munder Tax-Free Bond Fund
Class A, B, C, K & Y Shares

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The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    The bond market displayed positive performance for the year ended June 30, 2005, with the Lehman Brothers Aggregate Bond Index generating a 6.80% return and the Lehman Brothers Municipal Bond Index posting an 8.24% return. In the municipal market, revenue bonds outperformed general obligation securities, due largely to the strong performance of industrial development and pollution control revenue (IDR/ PCR) bonds. Longer-term municipal bonds had the best performance, with the Lehman Brothers Long Bond Municipal Index generating a return of 13.84% for the year ended June 30. This compares to the 4.42% return for the Lehman Brothers 5-Year Municipal Index.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline in the taxable and municipal markets, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    In August, the Munder Tax-Free Bond Fund was merged into the Munder Tax-Free Short & Intermediate Bond Fund. The goal of the merger was to achieve greater combined asset levels and a reduction of the Fund’s expense ratio.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
vi	Hypothetical and Total Returns
x	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments geographically within the state of Michigan, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Further, a portion of the Fund’s income may be subject to state, local and/or federal alternative minimum taxes. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by maturity range. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 MATURITY ALLOCATION*

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date. No specific maturity is assigned to investment company securities.

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

Portfolio Management Team: Roger Soderstrom and Adam Thayer

    The Fund earned a return of 7.28% for the year ended June 30, 2005, compared to the 9.35% return for the Fund’s blended Lehman Brothers benchmark (an equally weighted combination of the Lehman Brothers 20-Year, 15-Year and 10-Year Municipal Bond Indexes), and the 7.28% median return for the Lipper universe of general municipal debt funds.

    The Fund benefited from a positive municipal market during the year. In addition, the Fund was positioned in a barbell maturity structure, with its targeted maturity reached through a combination of longer-term and shorter-term maturities. This structure generally works best in an environment in which the yield curve is flattening, that is, when the gap between shorter-term and longer-term interest rates is narrowing. This happened during the year, as shorter-term municipal rates rose and longer-term municipal rates fell. As a result, the barbell maturity structure had a positive impact on the Fund’s relative performance for the year.

    Countering this positive influence was the high quality focus of the Fund. The lower quality industrial development and pollution control revenue (IDR/ PCR) sector was the strongest municipal bond market sector for the year, with the Lehman Brothers index of IDR/ PCR securities generating a return of 21.51%, relative to the 8.24% return for the broad Lehman Brothers Municipal Index. The Fund is typically underweighted in lower quality securities, and this held back relative returns.

    During bond market rallies, when interest rates are falling and bond prices are rising, bonds with a longer duration (i.e., a higher price sensitivity to changes in interest rates) tend to have the best relative returns. Fund performance suffered during the second quarter of 2005, relative to its blended Lehman benchmark, because of a duration that was shorter than its benchmark. Although our style is duration neutral, moving the Fund’s duration closer to that of its benchmark would have required transactions resulting in significant realized capital gains. In fact, as of June 30, all municipal bonds held in the Fund had unrealized gains.

    While the interest income from municipal bond funds is typically not taxed, realized capital gains are subject to taxes. As a result, changing the duration of the Fund during the quarter would have resulted in taxable gains for shareholders. In our view, the negative impact of turning future tax-exempt cash flow into a current taxable event would have had a more negative impact on shareholders than a total return that trailed the benchmark. We, therefore, elected not to change the Fund’s duration.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers 5-year, 10-year, 15-year, 20-year and Long Bond Municipal Bond Indexes are rules-based, market-value-weighted indexes that measure the performance of the investment-grade, tax-exempt bond market with maturities ranging from 4-6 years, 8-12 years, 12-17 years, 17-22 years and over 22 years, respectively. The Lehman Brothers Municipal Bond Index includes all maturity ranges. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of general municipal debt funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

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v

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder Tax-Free Bond Fund (the “Fund”), Class K Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Tax-Free Bond Fund

CLASS K SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

	GROWTH OF A $10,000 INVESTMENT(1)

				Lehman	Lehman	Lipper
Class and	With		Without	15-yr. Muni Bond	Blended	General Muni Debt
Inception Date	Load		Load	Index#	Index#	Funds Median**

CLASS A (10/9/95)	$15,781	*	$16,443	$19,173	$18,868	$16,558

CLASS B (12/6/94)	N/A		15,934	19,828	19,474	16,957

CLASS C (7/7/97)	N/A		14,047	16,915	16,686	14,882

CLASS K (7/5/94)	N/A		16,929	19,828	19,474	16,957

CLASS Y (7/21/94)	N/A		17,362	19,828	19,474	16,957

	AVERAGE ANNUAL TOTAL RETURNS

						Five		Ten			Since
	One		One	Five		Years	Ten	Years	Since		Inception
Class and	Year		Year	Years		w/out	Years	w/out	Inception		w/out
Inception Date	w/load		w/out load	w/load		load	w/load	load	w/load		load

CLASS A (10/9/95)	2.75%	*	7.00%	5.14%	*	6.01%	N/A	N/A	4.80%	*	5.25%

CLASS B (12/6/94)	1.47%†		6.11%	4.90%†		5.21%	N/A	4.77%	N/A		5.35%

CLASS C (7/7/97)	5.37%†		6.30%	N/A		5.25%	N/A	N/A	N/A		4.35%

CLASS K (7/5/94)	N/A		7.00%	N/A		6.01%	N/A	5.41%	N/A		5.63%

CLASS Y (7/21/94)	N/A		7.28%	N/A		6.28%	N/A	5.67%	N/A		5.86%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Lehman Brothers 15-Year Municipal Bond Index is a rules-based, market-value-weighted index that measures the performance of the investment-grade, tax-exempt bond market with maturities ranging from 12-17 years. The Lehman Blended Index is a blended index made up of 1/3 Lehman Brothers 20-Year Municipal Bond Index (which includes maturities ranging from 17-22 years), 1/3 Lehman Brothers 15-Year Municipal Bond Index (which includes maturities ranging from 12-17 years), and 1/3 Lehman.

Brothers 10-Year Municipal Bond Index (which includes maturities ranging from 8-12 years). Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 10/1/95, 7/1/95, 7/1/97, 7/1/95, and 7/1/95, respectively.

**	The Lipper General Municipal Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 10/1/95, 7/1/95, 7/1/97, 7/1/95, and 7/1/95, respectively.

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Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you

x

determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$1,021.00	$8.22(1)	1.64%
Class B	$1,000.00	$1,016.10	$11.95(1)	2.39%
Class C	$1,000.00	$1,017.10	$11.95(1)	2.39%
Class K	$1,000.00	$1,019.90	$8.21(1)	1.64%
Class Y	$1,000.00	$1,021.20	$6.97(1)	1.39%

Hypothetical
Class A	$1,000.00	$1,016.66	$8.20(2)	1.64%
Class B	$1,000.00	$1,012.94	$11.93(2)	2.39%
Class C	$1,000.00	$1,012.94	$11.93(2)	2.39%
Class K	$1,000.00	$1,016.66	$8.20(2)	1.64%
Class Y	$1,000.00	$1,017.90	$6.95(2)	1.39%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

(1)	Had the Advisor not voluntarily reimbursed expenses during the period, actual expenses paid would have been $9.97, $13.70, $13.70, $9.97 and $8.72 for Class A, Class B, Class C, Class K and Class Y Shares of the Fund, respectively.

(2)	Had the Advisor not voluntarily reimbursed expenses during the period, hypothetical expenses paid would have been $9.94, $13.66, $13.66, $9.94 and $8.70 for Class A, Class B, Class C, Class K and Class Y Shares of the Fund, respectively.

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

[This Page Intentionally Left Blank]

Munder Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES — 94.6%
Arizona — 1.6%
$300,000	Arizona School Facilities Board Certificates, Series B, (FSA Insured), 5.250% due 09/01/2018, Pre-Refunded 09/01/2014	$341,808

Colorado — 6.3%
1,000,000	El Paso County, Colorado, School District Number 2, GO, (FGIC Insured), 5.125% due 12/01/2021	1,072,290
300,000	Grand Junction, Colorado Revenue, (AMBAC Insured), 4.750% due 03/01/2024	313,623

		1,385,913

Illinois — 14.3%
500,000	Chicago, Illinois, Board of Education, (AMBAC Insured), 5.250% due 12/01/2022	533,135
400,000	Decatur, Illinois, GO, Refunding, Series B, (MBIA Insured), 4.300% due 03/01/2024	403,620
1,000,000	Illinois State, GO, (MBIA Insured), 5.500% due 04/01/2025	1,080,640
500,000	Metropolitan Pier & Exposition Authority, Illinois, McCormick Place Expansion Project, (FGIC Insured), 5.500% due 12/15/2024	545,945
500,000	Regional Transport Authority, Illinois, (FGIC Insured), 6.000% due 06/01/2015	596,895

		3,160,235

Michigan — 25.7%
840,000	Caledonia, Michigan, Community Schools, GO, (Q-SBLF), 5.750% due 05/01/2014, Pre-Refunded 05/01/2010	938,498
600,000	Grosse Pointe, Michigan, Public School Systems, GO, 4.750% due 05/01/2022	626,958
680,000	Huron Valley, Michigan, School District, GO, (Q-SBLF), 5.000% due 05/01/2027	712,572
425,000	Jenison, Michigan, Public Schools, (FGIC Insured), 5.250% due 05/01/2015	484,058
300,000	Maple Valley, Michigan, School District, GO, Refunding, (FSA Insured), (Q-SBLF), 4.300% due 05/01/2023	305,526

See Notes to Financial Statements.

1

Munder Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Michigan (Continued)
$400,000	Michigan State Hospital Finance Authority Revenue, Saint John Hospital & Medical Center, Series A, (AMBAC Insured), ETM, 6.000% due 05/15/2010	$450,772
1,000,000	Michigan State Housing Development Rental Revenue, Series C, AMT, (MBIA Insured), 5.050% due 10/01/2015	1,025,130
500,000	Rochester Community School District, Michigan, GO, (Q-SBLF), (MBIA Insured), 5.000% due 05/01/2019	562,295
500,000	Walled Lake, Michigan, Consolidated School District, GO, (Q-SBLF), 5.750% due 05/01/2014, Pre-Refunded 05/01/2010	559,820

		5,665,629

Nevada — 7.6%
750,000	Clark County, Nevada School District, GO, (FSA Insured), 5.000% due 06/15/2018	818,858
750,000	Henderson, Nevada, GO, Series B, (AMBAC Insured), 5.250% due 04/01/2016	856,657

		1,675,515

North Carolina — 3.2%
650,000	Cary, North Carolina, GO, 5.000% due 03/01/2019	713,082

Ohio — 10.9%
300,000	Columbus, Ohio, GO, Refunding, Series B, 5.000% due 06/15/2016	335,631
	Forest Hills, Ohio, Local School District, GO, (MBIA Insured):
500,000	6.250% due 12/01/2020, Pre-Refunded 12/01/2006	534,465
100,000	Unrefunded Balance, 6.250% due 12/01/2020	106,476

See Notes to Financial Statements.

2

Principal
Amount		Value

Ohio (Continued)
$250,000	Lakota, Ohio, Local School District, GO, Refunding and Improvement, (FGIC Insured), 5.500% due 12/01/2018	$293,727
1,000,000	Olentangy Local School District, Ohio, (FSA Insured), 5.625% due 12/01/2027, Pre-Refunded 12/01/2010	1,126,810

		2,397,109

South Carolina — 12.4%
1,000,000	Anderson County, South Carolina, School District Number 002, GO, Series B, (MBIA Insured), 5.125% due 03/01/2025	1,072,860
510,000	Lexington County, South Carolina, GO, (FGIC Insured), 5.000% due 02/01/2018	545,884
1,000,000	South Carolina State, State Institution, GO, Series A, 5.400% due 03/01/2019, Pre-Refunded 03/01/2010	1,111,700

		2,730,444

Tennessee — 2.4%
475,000	Johnson City, Tennessee, Water & Sewer, (FGIC Insured), 4.750% due 06/01/2013	520,135

Texas — 7.7%
500,000	Galena Park, Texas, Independent School District, GO, (PSFG), 6.625% due 08/15/2015, Pre-Refunded 08/15/2010	584,200
335,000	Humble, Texas Independent School District, School Buildings, GO, (FGIC Insured), 5.000% due 02/15/2024	356,668
5,000	San Antonio, Texas, Electric & Gas Revenue, Series A, ETM, 5.000% due 02/01/2012	5,523
500,000	Texas State, Refunding Water Financial Assistance, Series C, 5.000% due 08/01/2018	529,105
200,000	Travis County, Texas, GO, Refunding, 5.500% due 03/01/2017	233,198

		1,708,694

See Notes to Financial Statements.

3

Munder Tax-Free Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Washington — 1.2%
$250,000	Seattle, Washington, GO, Refunding, (MBIA Insured), 4.750% due 01/01/2016	$268,403

Wisconsin — 1.3%
250,000	Wisconsin State, GO, Refunding, Series 1, (MBIA Insured), 5.500% due 05/01/2015	289,433

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $19,477,144)		20,856,400

Shares

INVESTMENT COMPANY SECURITIES — 6.4%
413,620	Dreyfus Tax Exempt Money Market Fund	413,620
1,011,988	Valiant Tax Exempt Money Market Fund	1,011,988

TOTAL INVESTMENT COMPANY SECURITIES
(Cost $1,425,608)		1,425,608

TOTAL INVESTMENTS
(Cost $20,902,752)	101.0%	22,282,008
OTHER ASSETS AND LIABILITIES (Net)	(1.0)	(230,152)

NET ASSETS	100.0%	$22,051,856

ABBREVIATIONS:
AMBAC — American Municipal Bond Assurance Corporation
AMT   — Alternative Minimum Tax
ETM   — Escrowed to Maturity
FGIC   — Federal Guaranty Insurance Corporation
FSA    — Financial Security Assurance
GO     — General Obligation Bonds
MBIA  — Municipal Bond Investors Assurance
PSFG  — Permanent School Fund Guaranteed
Q-SBLF — Qualified School Bond Loan Fund

See Notes to Financial Statements.

4

At June 30, 2005, the sector diversification of the Munder Tax-Free Bond Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
Insured	54.7%	$12,052,258
General Obligations	14.3	3,150,546
Pre-Refunded/ ETM	25.6	5,653,596

TOTAL MUNICIPAL BONDS AND NOTES	94.6	20,856,400
INVESTMENT COMPANY SECURITIES	6.4	1,425,608

TOTAL INVESTMENTS	101.0	22,282,008
OTHER ASSETS AND LIABILITIES (Net)	(1.0)	(230,152)

NET ASSETS	100.0%	$22,051,856

See Notes to Financial Statements.

5

Munder Tax-Free Bond Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value (see accompanying schedule)	$22,282,008
Interest receivable	210,742
Dividends receivable	1,383
Prepaid expenses and other assets	15,642

Total Assets	22,509,775

LIABILITIES:
Payable for investment securities purchased	335,408
Payable for Fund shares redeemed	31,610
Trustees’ fees and expenses payable	25,827
Transfer agency/record keeping fees payable	18,720
Distribution and shareholder servicing fees payable — Class A, B and C Shares	2,108
Administration fees payable	5,301
Investment advisory fees payable	2,252
Custody fees payable	1,692
Shareholder servicing fees payable — Class K Shares	4,911
Accrued expenses and other payables	30,090

Total Liabilities	457,919

NET ASSETS	$22,051,856

Investments, at cost	$20,902,752

See Notes to Financial Statements.

6

NET ASSETS consist of:
Undistributed net investment income	$26,877
Undistributed net realized gain on investments sold	611,671
Net unrealized appreciation of investments	1,379,256
Paid-in capital	20,034,052

$22,051,856

NET ASSETS:
Class A Shares	$3,655,569

Class B Shares	$1,001,409

Class C Shares	$488,186

Class K Shares	$16,828,355

Class Y Shares	$78,337

SHARES OUTSTANDING:
Class A Shares	397,472

Class B Shares	109,146

Class C Shares	52,917

Class K Shares	1,828,705

Class Y Shares	8,524

CLASS A SHARES:
Net asset value and redemption price per share	$9.20

Maximum sales charge	4.00%
Maximum offering price per share	$9.58

CLASS B SHARES:
Net asset value and offering price per share*	$9.17

CLASS C SHARES:
Net asset value and offering price per share*	$9.23

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$9.20

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$9.19

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”)

See Notes to Financial Statements.

7

Munder Tax-Free Bond Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$1,118,294
Dividends	15,515

Total Investment Income	1,133,809

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	10,414
Class B Shares	14,235
Class C Shares	6,356
Shareholder servicing fees:
Class K Shares	52,689
Investment advisory fees	137,000
Administration fees	81,999
Transfer agency/record keeping fees	39,008
Legal and audit fees	47,905
Registration and filing fees	37,560
Trustees’ fees and expenses	26,511
Custody fees	18,410
Other	26,600

Total Expenses	498,687
Fees waived by transfer agent and expenses reimbursed by Investment Advisor	(44,455)

Net Expenses	454,232

NET INVESTMENT INCOME	679,577

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	1,216,271
Net change in unrealized appreciation/(depreciation) of securities	144,466

Net realized and unrealized gain on investments	1,360,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,040,314

See Notes to Financial Statements.

8

Munder Tax-Free Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$679,577	$1,993,226
Net realized gain from security transactions	1,216,271	3,685,641
Net change in unrealized appreciation/(depreciation) of securities	144,466	(6,418,690)

Net increase/(decrease) in net assets resulting from operations	2,040,314	(739,823)
Dividends to shareholders from net investment income:
Class A Shares	(105,983)	(207,580)
Class B Shares	(25,019)	(72,523)
Class C Shares	(11,322)	(20,505)
Class K Shares	(530,888)	(1,728,856)
Class Y Shares	(2,784)	(6,058)
Distributions to shareholders from net realized gains:
Class A Shares	(576,902)	(139,222)
Class B Shares	(178,281)	(70,334)
Class C Shares	(75,999)	(18,400)
Class K Shares	(2,708,896)	(1,471,858)
Class Y Shares	(12,744)	(4,716)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(1,305,874)	799,579
Class B Shares	(793,526)	(1,354,197)
Class C Shares	(137,115)	70,217
Class K Shares	(8,447,243)	(47,528,690)
Class Y Shares	(25,671)	(104,303)

Net decrease in net assets	(12,897,933)	(52,597,269)
NET ASSETS:
Beginning of year	34,949,789	87,547,058

End of year	$22,051,856	$34,949,789

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$26,877	$(12,018)

See Notes to Financial Statements.

9

Munder Tax-Free Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$806,755	$3,183,586
Issued as reinvestment of dividends and distributions	182,042	95,251
Redeemed	(2,294,671)	(2,479,258)

Net increase/(decrease)	$(1,305,874)	$799,579

Class B Shares:
Sold	$404,265	$131,337
Issued as reinvestment of dividends and distributions	86,132	53,773
Redeemed*	(1,283,923)	(1,539,307)

Net decrease	$(793,526)	$(1,354,197)

Class C Shares:
Sold	$68,700	$280,907
Issued as reinvestment of dividends and distributions	25,748	10,803
Redeemed	(231,563)	(221,493)

Net increase/(decrease)	$(137,115)	$70,217

Class K Shares:
Sold	$501,000	$1,780,295
Issued as reinvestment of dividends and distributions	6,543	1,553
Redeemed	(8,954,786)	(49,310,538)

Net decrease	$(8,447,243)	$(47,528,690)

Class Y Shares:
Issued as reinvestment of dividends and distributions	$3,903	$2,688
Redeemed	(29,574)	(106,991)

Net decrease	$(25,671)	$(104,303)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	85,526	310,437
Issued as reinvestment of dividends and distributions	19,591	9,314
Redeemed	(245,729)	(242,101)

Net increase/(decrease)	(140,612)	77,650

Class B Shares:
Sold	43,540	12,822
Issued as reinvestment of dividends and distributions	9,244	5,274
Redeemed*	(136,299)	(151,114)

Net decrease	(83,515)	(133,018)

Class C Shares:
Sold	7,449	27,130
Issued as reinvestment of dividends and distributions	2,753	1,056
Redeemed	(25,094)	(21,772)

Net increase/(decrease)	(14,892)	6,414

Class K Shares:
Sold	53,221	172,766
Issued as reinvestment of dividends and distributions	702	151
Redeemed	(945,821)	(4,796,692)

Net decrease	(891,898)	(4,623,775)

Class Y Shares:
Issued as reinvestment of dividends and distributions	418	263
Redeemed	(3,232)	(10,430)

Net decrease	(2,814)	(10,167)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

See Notes to Financial Statements.

11

Munder Tax-Free Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of year	$9.90	$10.66		$10.46	$10.28	$9.79

Income/(loss) from investment operations:
Net investment income	0.24	0.35		0.36	0.40	0.41
Net realized and unrealized gain/(loss) on investments	0.42	(0.45)		0.51	0.25	0.49

Total from investment operations	0.66	(0.10)		0.87	0.65	0.90

Less distributions:
Dividends from net investment income	(0.24)	(0.38)		(0.36)	(0.40)	(0.41)
Distributions from net realized gains	(1.12)	(0.28)		(0.31)	(0.07)	—

Total distributions	(1.36)	(0.66)		(0.67)	(0.47)	(0.41)

Net asset value, end of year	$9.20	$9.90		$10.66	$10.46	$10.28

Total return(b)	7.00%	(1.05)%		8.59%	6.48%	9.35%

Ratios to average net assets/ supplemental data:
Net assets, end of year (in 000’s)	$3,656	$5,326		$4,907	$4,324	$2,529
Ratio of operating expenses to average net assets	1.62%	1.11	%(d)	1.25%	0.95%	1.01%
Ratio of net investment income to average net assets	2.55%	3.46	%(d)	3.41%	3.83%	4.05%
Portfolio turnover rate	11%	16%		4%	17%	19%
Ratio of operating expenses to average net assets without expense waivers	1.78%	1.11	%(d)	1.25%	0.95%	1.01%

(a)	The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Ratios include credits received related to sub-transfer agent arrangements. Had the credits not been received, the ratios of operating expenses to average net assets, net investments income to average net assets and operating expenses to average net assets without expenses waivers for Class A Shares would have been 1.30%, 3.27% and 1.30%, respectively, and for Class B Shares would have been 2.05%, 2.52% and 2.05%, respectively.

See Notes to Financial Statements.

12

B Shares

Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$9.88	$10.63		$10.44	$10.27	$9.77

0.17	0.28		0.28	0.32	0.34
0.41	(0.45)		0.51	0.25	0.50

0.58	(0.17)		0.79	0.57	0.84

(0.17)	(0.30)		(0.29)	(0.33)	(0.34)
(1.12)	(0.28)		(0.31)	(0.07)	—

(1.29)	(0.58)		(0.60)	(0.40)	(0.34)

$9.17	$9.88		$10.63	$10.44	$10.27

6.11%	(1.69)%		7.70%	5.62%	8.66%

$1,001	$1,903		$3,463	$3,300	$2,645
2.37%	1.86	%(d)	2.00%	1.70%	1.76%
1.76%	2.71	%(d)	2.66%	3.08%	3.30%
11%	16%		4%	17%	19%
2.53%	1.86	%(d)	2.00%	1.70%	1.76%

See Notes to Financial Statements.

13

Munder Tax-Free Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of year	$9.92	$10.68		$10.48	$10.31	$9.80

Income/(loss) from investment operations:
Net investment income	0.17	0.28		0.28	0.32	0.34
Net realized and unrealized gain/(loss) on investments	0.43	(0.46)		0.52	0.25	0.51

Total from investment operations	0.60	(0.18)		0.80	0.57	0.85

Less distributions:
Dividends from net investment income	(0.17)	(0.30)		(0.29)	(0.33)	(0.34)
Distributions from net realized gains	(1.12)	(0.28)		(0.31)	(0.07)	—

Total distributions	(1.29)	(0.58)		(0.60)	(0.40)	(0.34)

Net asset value, end of year	$9.23	$9.92		$10.68	$10.48	$10.31

Total return(b)	6.30%	(1.78)%		7.76%	5.60%	8.73%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000’s)	$488	$673		$656	$656	$678
Ratio of operating expenses to average net assets	2.37%	1.86	%(d)	2.00%	1.70%	1.76%
Ratio of net investment income to average net assets	1.82%	2.71	%(d)	2.66%	3.08%	3.30%
Portfolio turnover rate	11%	16%		4%	17%	19%
Ratio of operating expenses to average net assets without expense waivers	2.53%	1.86	%(d)	2.00%	1.70%	1.76%

(a)	The Munder Tax-Free Bond Fund Class C Shares and Class K Shares commenced operations on July 7, 1997 and July 5, 1994.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Ratios include credits received related to sub-transfer agent arrangements. Had the credits not been received, the ratios of operating expenses to average net assets, net investments income to average net assets and operating expenses to average net assets without expenses waivers for Class C Shares would have been 2.05%, 2.52% and 2.05%, respectively, and for Class K Shares would have been 1.30%, 3.27% and 1.30%, respectively.

See Notes to Financial Statements.

14

K Shares

Year	Year		Year	Year	Year
Ended	Ended		Ended	Ended	Ended
6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$9.90	$10.66		$10.46	$10.29	$9.79

0.24	0.36		0.36	0.40	0.41
0.42	(0.46)		0.51	0.24	0.50

0.66	(0.10)		0.87	0.64	0.91

(0.24)	(0.38)		(0.36)	(0.40)	(0.41)
(1.12)	(0.28)		(0.31)	(0.07)	—

(1.36)	(0.66)		(0.67)	(0.47)	(0.41)

$9.20	$9.90		$10.66	$10.46	$10.29

7.00%	(1.05)%		8.58%	6.38%	9.45%

$16,828	$26,936		$78,292	$100,635	$122,217
1.62%	1.11	%(d)	1.25%	0.95%	1.01%
2.53%	3.46	%(d)	3.41%	3.83%	4.05%
11%	16%		4%	17%	19%
1.78%	1.11	%(d)	1.25%	0.95%	1.01%

See Notes to Financial Statements.

15

Munder Tax-Fee Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of year	$9.89	$10.65		$10.45	$10.28	$9.78

Income from investment operations:
Net investment income	0.26	0.38		0.38	0.42	0.43
Net realized and unrealized gain/(loss) on investments	0.43	(0.46)		0.52	0.25	0.51

Total from investment operations	0.69	(0.08)		0.90	0.67	0.94

Less distributions:
Dividends from net investment income	(0.27)	(0.40)		(0.39)	(0.43)	(0.44)
Distributions from net realized gains	(1.12)	(0.28)		(0.31)	(0.07)	—

Total distributions	(1.39)	(0.68)		(0.70)	(0.50)	(0.44)

Net asset value, end of year	$9.19	$9.89		$10.65	$10.45	$10.28

Total return(b)	7.28%	(0.80)%		8.87%	6.64%	9.74%

Ratios to average net assets/ supplemental data:
Net assets, end of year (in 000’s)	$78	$112		$229	$208	$370
Ratio of operating expenses to average net assets	1.37%	0.86	%(d)	1.00%	0.70%	0.76%
Ratio of net investment income to average net assets	2.80%	3.71	%(d)	3.66%	4.08%	4.30%
Portfolio turnover rate	11%	16%		4%	17%	19%
Ratio of operating expenses to average net assets without expense waivers	1.53%	0.86	%(d)	1.00%	0.70%	0.76%

(a)	The Munder Tax-Free Bond Fund Class Y Shares commenced operations on July 21, 1994.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Ratios include credits received related to sub-transfer agent arrangements. Had the credits not been received, the ratios of operating expenses to average net assets, net investments income to average net assets and operating expenses to average net assets without expenses waivers would have been 1.05%, 3.52% and 1.05%, respectively.

See Notes to Financial Statements.

16

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Tax-Free Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goals are to provide as high a level of current interest income exempt from Federal income taxes and to generate as competitive a long-term rate of return as is consistent with prudent investment management and preservation of capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Fixed income

17

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model, such as matrix pricing, commonly used for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $64 and are reflected as part of fees waived by transfer agent and expenses reimbursed by Investment Advisor in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are

18

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $1 billion, and 0.45% on assets exceeding $1 billion. Prior to August 10, 2004, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.50% of the value of its average daily net assets. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.5000% for advisory services.

    The Advisor voluntarily reimbursed certain service provider expenses of the Fund of $44,391 during the year ended June 30, 2005. This reimbursement is reflected as part of fees waived by transfer agent and expenses reimbursed by Investment Advisor in the accompanying Statement of Operations.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $74,000.

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $81,999 before payment of sub-administration fees and $50,049 after payment of sub-administration fees for its administrative services to the Fund. During the year

19

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

ended June 30, 2005, the Fund paid an annual effective rate of 0.2993% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1,636 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant

20

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class K
Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $0 to Comerica Securities and $52,707 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $2,880,969 and $17,230,246, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,379,256 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $0 and net appreciation for Federal income tax purposes was $1,379,256. At June 30, 2005, aggregate cost for Federal income tax purposes was $20,902,752.

6. Geographic Concentration

    The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions. The Fund is, therefore, more susceptible to factors adversely affecting issuers of Michigan

21

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by the Fund. The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2005, investments in these insured securities represented 54.7% of the Fund.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $492.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

22

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for adjustments related to market discount and premium amortization were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Undistributed
Net Investment	Net Realized	Paid-In
Income	Gain	Capital

$35,314	$(4,874)	$(30,440)

    The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2005 and June 30, 2004 were as follows:

	Tax-Exempt		Long-Term
	Income	Ordinary Income	Capital Gain	Total

June 30, 2005	$674,767	$1,229	$3,552,822	$4,228,818
June 30, 2004	1,940,547	94,975	1,704,530	3,740,052

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Undistributed
Tax-Exempt	Long-Term	Unrealized
Income	Gain	Appreciation	Total

$48,196	$611,671	$1,379,256	$2,039,123

    The differences between book and tax distributable earnings are primarily due to deferred trustees’ fees.

10. Subsequent Event

    On May 17, 2005, the Board of Trustees approved the merger of the Fund with and into the Munder Tax-Free Short & Intermediate Bond Fund, subject to approval by shareholders of the Fund at a Special Meeting called for August 11, 2005. The merger was approved and the merger occurred as of the close of business on August 12, 2005.

11. Tax Information (Unaudited)

    Of the distributions paid by the Fund from investment income, 99.8% is tax-exempt for Federal income tax purposes.

    For the year ended June 30, 2005, the amount of long-term capital gain distributions designated by the Fund was $3,552,822.

23

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

12. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14.	Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provided investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

24

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

25

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark blend of indexes with performance characteristics most similar to the Fund; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total returns for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In particular, the Board noted that the Fund’s: (1) gross returns for Class Y shares trailed the performance of the benchmark for each of the periods in question and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for each of the periods in question.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs

26

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

27

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

28

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

16.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

29

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

30

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number
of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Positions(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

31

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Number
of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Positions(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

32

Munder Tax-Free Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

33

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Tax-Free Bond Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Tax-Free Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Tax-Free Bond Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

34

[This Page Intentionally Left Blank]

35

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and
Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTFBD605

ANNUAL REPORT
June 30, 2005
Munder Tax-Free Short &
Intermediate Bond Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    The bond market displayed positive performance for the year ended June 30, 2005, with the Lehman Brothers Aggregate Bond Index generating a 6.80% return and the Lehman Brothers Municipal Bond Index posting an 8.24% return. In the municipal market, revenue bonds outperformed general obligation securities, due largely to the strong performance of industrial development and pollution control revenue (IDR/ PCR) bonds. Longer-term municipal bonds had the best performance, with the Lehman Brothers Long Bond Municipal Index generating a return of 13.84% for the year ended June 30. This compares to the 4.42% return for the Lehman Brothers 5-Year Municipal Index.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline in the taxable and municipal markets, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    In August, the Munder Tax-Free Bond Fund was merged into the Munder Tax-Free Short & Intermediate Bond Fund. The goal of the merger was to achieve greater combined asset levels and a reduction of the Fund’s expense ratio.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
vi	Shareholder Fee Example
1	Portfolio of Investments
12	Statement of Assets and Liabilities
14	Statement of Operations
15	Statements of Changes in Net Assets
16	Statements of Changes in Net Assets — Capital Stock Activity
18	Financial Highlights
23	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments geographically within the state of Michigan, and is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. Further, a portion of the Fund’s income may be subject to state, local and/or federal alternative minimum taxes. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by maturity range. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 MATURITY ALLOCATION *

*	For all municipal securities, maturity allocation is based on stated final maturity, except in the case of pre-refunded bonds, which use the pre-refunded date. No specific maturity is assigned to investment company securities.

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

Portfolio Management Team: Roger Soderstrom and Adam Thayer

    The Fund earned a return of 3.22% for the year ended June 30, 2005, relative to the 3.83% return for its Lehman Brothers blended benchmark (a 65%/35% blend of the Lehman Brothers Municipal Short Index and Lehman Brothers Municipal Intermediate Index), and the 2.66% median return for the Lipper universe of short/intermediate municipal debt funds.

    The Fund’s modest return for the year was consistent with that of the short- and intermediate-term municipal market in which it invests. On a relative basis, however, the Fund lagged its blended Lehman benchmark, principally due to the Fund’s high-quality bias and the impact of expenses on Fund performance.

    During the year, the Fund was positioned with a barbell maturity structure, with the targeted maturity reached through a combination of shorter-term and longer-term maturities. This structure generally works best when the yield curve is flattening, that is, when the gap between longer-term and shorter-term interest rates is narrowing. This happened during the year, as short-term municipal rates rose and longer-term municipal rates declined. As a result, the Fund’s maturity structure had a significant positive impact on the Fund’s return.

    Consistent with the Fund’s investment strategy, the Fund had an overweight in higher quality, traditional issuers during the year. The top-performing sectors of the municipal market, however, were lower quality securities with non-traditional issuers, including industrial development and pollution control revenue (IDR/ PCR) bonds, and relative performance of the Fund was therefore held back.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Municipal Short Index and the Lehman Brothers Municipal Intermediate Index are total return benchmarks that include investment-grade, tax-exempt municipal bonds with at least $5 million outstanding that were issued in deals of at least $50 million and that have maturities ranging from 1-5 years and 5-10 years, respectively. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment-grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index that measures the performance of the investment-grade tax-exempt bond market. The Lehman Brothers 5-Year Municipal Index includes maturities ranging from 4-6 years, and the Lehman Brothers Long Bond Municipal Index includes maturities over 22 years. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of short/intermediate municipal debt funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder Tax-Free Short & Intermediate Bond Fund (the “Fund”), Class K Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Tax-Free Short & Intermediate Bond Fund

CLASS K SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

iv

	GROWTH OF A $10,000 INVESTMENT (1)

				Lehman Muni		Lipper Short/Int.
Class and	With		Without	Int.-Short	Lehman	Muni Debt
Inception Date	Load		Load	Index#	Blended Index#	Funds Median**

CLASS A (11/30/92)	$14,145	*	$14,732	$16,656	$16,237	$14,785
CLASS B (5/16/96)	N/A		13,314	15,882	15,527	14,270
CLASS C (7/8/98)	N/A		12,207	13,913	13,702	12,845
CLASS K (2/9/87)	N/A		14,718	16,656	16,237	14,785
CLASS Y (12/17/92)	N/A		15,099	16,656	16,237	14,785

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Ten		Ten	Since		Since
Class and	Year		Year	Years		Years	Years		Years	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A (11/30/92)	(1.26)%	*	2.86%	3.21%	*	4.06%	3.53%	*	3.95%	3.74%	*	4.08%
CLASS B (5/16/96)	(2.91)%	†	2.09%	2.94%	†	3.29%	N/A		N/A	N/A		3.19%
CLASS C (7/8/98)	1.17%	†	2.17%	N/A		3.31%	N/A		N/A	N/A		2.90%
CLASS K (2/9/87)	N/A		2.96%	N/A		4.06%	N/A		3.94%	N/A		4.82%
CLASS Y (12/17/92)	N/A		3.22%	N/A		4.32%	N/A		4.21%	N/A		4.32%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Lehman Brothers Municipal Intermediate-Short Index is a total return benchmark that includes investment-grade, tax-exempt municipal bonds with at least $5 million outstanding that were issued in deals of at least $50 million and that have maturities between one and ten years. The Lehman Blended Index is a blended index made up of 65% Lehman Brothers Municipal Short Index and 35% Lehman Brothers Municipal Intermediate Index. The Municipal Short Index includes only maturities between one and five years. The Municipal Intermediate Index includes only maturities between five and ten years. Index comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 6/1/96, 7/1/98, 7/1/95, and 7/1/95, respectively

**	The Lipper Short/ Intermediate Municipal Debt Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 6/1/96, 7/1/98, 7/1/95, and 7/1/95, respectively.

v

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid		Annualized
	Value	Value	During Period*		Expense
	1/1/05	6/30/05	1/1/05-6/30/05		Ratio

Actual
Class A	$1,000.00	$1,006.50	$3.43	(1)	0.69%
Class B	$1,000.00	$1,002.80	$7.15	(1)	1.44%
Class C	$1,000.00	$1,002.80	$7.15	(1)	1.44%
Class K	$1,000.00	$1,006.50	$3.43	(1)	0.69%
Class Y	$1,000.00	$1,007.80	$2.19	(1)	0.44%

Hypothetical
Class A	$1,000.00	$1,021.37	$3.46	(2)	0.69%
Class B	$1,000.00	$1,017.65	$7.20	(2)	1.44%
Class C	$1,000.00	$1,017.65	$7.20	(2)	1.44%
Class K	$1,000.00	$1,021.37	$3.46	(2)	0.69%
Class Y	$1,000.00	$1,022.61	$2.21	(2)	0.44%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

(1)	Had the Advisor not voluntarily reimbursed expenses during the period, actual expenses paid would have been $5.32, $9.04, $9.04, $5.32 and $4.08 for Class A, Class B, Class C, Class K and Class Y Shares of the Fund, respectively.

(2)	Had the Advisor not voluntarily reimbursed expenses during the period, hypothetical expenses paid would have been $5.36, $9.10, $9.10, $5.36 and $4.11 for Class A, Class B, Class C, Class K and Class Y Shares of the Fund, respectively.

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES — 95.8%
Alabama — 2.3%
	Jefferson County, Alabama, Sewer Revenue, (FGIC Insured):
$1,500,000	5.000% due 02/01/2033 Pre-refunded 02/01/2009	$1,619,595
2,000,000	5.125% due 02/01/2042 Pre-refunded 08/01/2012	2,232,440

		3,852,035

Arizona — 4.9%
1,115,000	Gilbert, Arizona, (FGIC Insured), 5.750% due 07/01/2012	1,282,696
1,650,000	Maricopa County, Arizona, School District 69, (MBIA Insured), 5.000% due 07/01/2012	1,821,567
1,000,000	Mesa, Arizona, Utility System Revenue, (FGIC Insured), 6.125% due 07/01/2013, Pre-Refunded 07/01/2007	1,075,880
	Phoenix, Arizona:
1,800,000	Civic Import Corp., (FGIC Insured), 5.000% due 07/01/2012	1,987,164
1,840,000	GO, Series A, 5.500% due 07/01/2015 Pre-refunded 07/01/2005	1,858,400

		8,025,707

Arkansas — 1.2%
1,965,000	Arkansas State, GO, Capital Appreciation Bond, Series C, 3.084% due 06/01/2006 (a)	1,915,266

California — 2.5%
2,500,000	San Joaquin Hills, California, Transportation Corridor Agency Toll Road Revenue, ETM, 3.249% due 01/01/2014 (a)	1,828,450
2,000,000	San Jose, California, Evergreen Community College District, Series D, (MBIA Insured), 5.000% due 09/01/2024, Pre-Refunded 09/01/2013	2,245,780

		4,074,230

See Notes to Financial Statements.

1

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Colorado — 1.3%
$2,000,000	Colorado Department of Transportation Revenue, (MBIA Insured), 4.000% due 06/15/2011	$2,085,920

Delaware — 2.2%
	Delaware State, GO, Series A:
1,000,000	4.250% due 03/01/2009	1,049,980
2,500,000	5.000% due 01/01/2007	2,585,425

		3,635,405

Florida — 2.4%
	Dade County, Florida, Special Obligation:
3,600,000	Refunding, Capital Appreciation Bond, Series B, (AMBAC Insured), 2.990% due 10/01/2025 Pre-refunded 10/01/2008 (a)	1,155,240
3,000,000	Refunding, Capital Appreciation Bond, Series B, (AMBAC Insured), 3.549% due 10/01/2015 Pre-refunded 10/01/2008 (a)	1,834,860
1,000,000	Fort Lauderdale, Florida, Water & Sewer Revenue, (MBIA Insured), 4.000% due 03/01/2013	1,041,470

		4,031,570

Georgia — 2.2%
1,000,000	Fulton County, Georgia, School District, GO, 5.250% due 01/01/2013	1,120,660
	Georgia State, GO:
1,090,000	5.500% due 07/01/2012	1,239,984
1,045,000	6.250% due 08/01/2013	1,256,059

		3,616,703

Hawaii — 2.8%
1,875,000	Hawaii State, GO, (MBIA Insured), 5.250% due 09/01/2013	2,118,675
1,000,000	Honolulu, Hawaii, City & County Board of Water Supply Water System Revenue, (FGIC Insured), 4.000% due 07/01/2013	1,040,940

See Notes to Financial Statements.

2

Principal
Amount		Value

Hawaii (Continued)
$1,395,000	Kauai County, Hawaii, Series A, (MBIA Insured), 4.375% due 08/01/2010	$1,477,821

		4,637,436

Illinois — 6.2%
2,500,000	Du Page County, Illinois, Forest Preserve District, GO, 4.750% due 10/01/2010, Pre-refunded 10/01/2008	2,640,975
1,760,000	Illinois State, GO, (MBIA Insured), 5.750% due 12/01/2014, Pre-refunded 12/01/2010	1,994,063
4,000,000	Illinois State, Sales Tax Revenue, Series Y, 5.250% due 06/15/2007	4,186,200
1,300,000	Schaumburg, Illinois, GO, Series A, 5.000% due 01/01/2008	1,366,300

		10,187,538

Iowa — 0.9%
1,500,000	Cedar Rapids, Iowa, GO, 3.400% due 06/01/2012	1,499,055

Kansas — 0.6%
1,000,000	Wichita, Kansas, GO, 5.000% due 10/01/2008	1,065,330

Kentucky — 1.3%
2,000,000	Kentucky State Property & Buildings Commission Revenue, Project No. 64, (MBIA Insured), 5.750% due 05/01/2014, Pre-refunded 11/01/2009	2,222,880

Maryland — 4.6%
1,000,000	Baltimore, Maryland, Revenue, (FGIC Insured), 5.800% due 07/01/2015, Pre-refunded 07/01/2012	1,160,250
	Maryland State:
3,000,000	State & Local Facilities Series 2, GO, 5.250% due 06/15/2006	3,074,280
2,275,000	State & Local Facilities Series 3, GO, 5.000% due 10/15/2005	2,290,356
1,000,000	Montgomery County, Maryland, GO, Refunding, 5.250% due 10/01/2010	1,107,720

		7,632,606

See Notes to Financial Statements.

3

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Massachusetts — 3.3%
$1,500,000	Boston, Massachusetts, GO, Series A, 5.250% due 02/01/2009	$1,618,155
1,000,000	Lowell, Massachusetts, GO, (MBIA Insured), 5.000% due 10/15/2007	1,050,610
	Massachusetts State, GO:
1,100,000	5.250% due 04/01/2011 Pre-refunded 04/01/2008	1,181,862
1,400,000	5.500% due 11/01/2020 Pre-refunded 11/01/2012	1,578,388

		5,429,015

Michigan — 15.2%
1,335,000	Ann Arbor, Michigan, Refunding, GO, 4.000% due 09/01/2009	1,371,192
1,175,000	Caledonia, Michigan, Community Schools, GO, (Q-SBLF), 4.800% due 05/01/2010	1,262,643
1,425,000	Chippewa Valley, Michigan, School District, GO, School Building & Site Development, Series I, (Q-SBLF), 4.000% due 05/01/2009	1,476,015
1,000,000	Clarkston, Michigan, Community Schools, GO, (Q-SBLF), 4.000% due 05/01/2012	1,038,060
1,000,000	East Lansing, Michigan, School District, GO, (Q-SBLF), 4.700% due 05/01/2009	1,060,880
1,110,000	Grand Rapids, Michigan, Building Authority, GO, 4.800% due 08/01/2009	1,185,103
1,000,000	Huron Valley, Michigan, School District, GO, (Q-SBLF), 5.875% due 05/01/2016, Pre-refunded 05/01/2007	1,056,510
1,080,000	Michigan Public Power Agency Revenue, Combustion Turbine Number 1, Project A, (AMBAC Insured), 4.500% due 01/01/2011	1,151,248
2,500,000	Michigan State, Building Authority Revenue, Series I, ETM, (AMBAC Insured), 6.000% due 10/01/2006	2,602,000
3,500,000	Michigan State, Underground Storage Tank Financial Assurance Authority, Series I, ETM, (AMBAC Insured), 6.000% due 05/01/2006	3,596,285

See Notes to Financial Statements.

4

Principal
Amount		Value

Michigan (Continued)
$2,000,000	Redford, Michigan, Union School District, (FGIC Insured), (Q-SBLF), 5.950% due 05/01/2015, Pre-refunded 05/01/2006	$2,073,800
1,430,000	Utica, Michigan, Community Schools, GO, (Q-SBLF), 4.050% due 05/01/2008	1,475,345
3,900,000	Walled Lake, Michigan, Consolidated School District, GO, (Q-SBLF), 4.800% due 05/01/2010	4,190,901
1,510,000	Wayne County, Michigan, Transportation Fund Series A, GO, 5.000% due 10/01/2007	1,580,456

		25,120,438

Minnesota — 2.5%
2,175,000	Metropolitan Council, Minnesota, Minneapolis-St. Paul Metropolitan Area Transit, Series B, GO, 4.100% due 02/01/2011	2,261,326
1,720,000	Minnesota State, GO, 5.250% due 11/01/2011	1,898,209

		4,159,535

Mississippi — 1.2%
2,000,000	Mississippi State, GO, 5.000% due 11/01/2006	2,058,100

Nebraska — 1.3%
	Omaha, Nebraska, GO:
1,000,000	4.400% due 12/01/2008	1,049,570
1,000,000	4.500% due 12/01/2010	1,068,100

		2,117,670

Nevada — 1.0%
1,500,000	Clark County, Nevada, GO, Series A, (AMBAC Insured), 5.000% due 12/01/2014	1,670,010

New Hampshire — 1.0%
1,500,000	Nashua, New Hampshire, GO, 4.750% due 09/15/2009	1,605,060

See Notes to Financial Statements.

5

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
New Jersey — 3.4%
$1,170,000	Mount Holly, New Jersey, Municipal Utilities, Authority Sewer Revenue, (MBIA Insured), 4.750% due 12/01/2028, Pre-refunded 12/01/2008	$1,241,183
2,000,000	New Jersey Environmental Infrastructure Trust, 5.000% due 09/01/2009	2,150,160
1,000,000	New Jersey State, GO, 5.750% due 05/01/2012	1,143,220
1,000,000	Union County, New Jersey, GO, 4.750% due 12/15/2007	1,047,140

		5,581,703

New Mexico — 1.4%
2,100,000	New Mexico State Highway Commission, Tax Revenue, 6.000% due 06/15/2010, Pre-refunded 06/15/2009	2,336,649

New York — 0.6%
1,000,000	Clarence, New York, Central School District, Series I, (FSA Insured), 4.000% due 05/15/2008	1,029,660

North Carolina — 2.8%
2,360,000	Charlotte, North Carolina, GO, 5.000% due 06/01/2014	2,651,743
2,000,000	Guilford County, North Carolina, GO, 2.500% due 10/01/2007	1,993,060

		4,644,803

Ohio — 3.8%
	Cleveland, Ohio, Waterworks Revenue:
1,225,000	Series I, (FSA Insured), 5.000% due 01/01/2008	1,289,582
275,000	Series I, ETM, (FSA Insured), 5.000% due 01/01/2008	289,702
1,000,000	Columbus, Ohio, GO, 5.000% due 07/01/2013	1,113,290
1,575,000	Ohio State Building Authority, (AMBAC Insured), 5.000% due 10/01/2008, Pre-refunded 10/01/2006	1,635,496

See Notes to Financial Statements.

6

Principal
Amount		Value

Ohio (Continued)
$1,725,000	Ohio State, Water Development Authority, Water Quality Series 2003, Revenue, 5.000% due 12/01/2012	$1,911,386

		6,239,456

Oregon — 0.7%
1,085,000	Oregon State, GO, 5.000% due 08/01/2007	1,132,425

Rhode Island — 0.7%
1,000,000	Rhode Island State and Providence Plantations, Series A, (MBIA Insured), 5.000% due 02/01/2014	1,112,550

Tennessee — 2.0%
1,000,000	Knox County, Tennessee, Public Improvement, GO, 5.200% due 05/01/2010, Pre-refunded 05/01/2008	1,074,970
2,000,000	Metro Government, Nashville & Davidson County, Tennessee, GO, 5.000% due 04/01/2013	2,189,840

		3,264,810

Texas — 7.3%
1,700,000	Austin, Texas, Independent School District, Refunding, GO, (PSFG), 4.100% due 08/01/2008	1,757,953
1,000,000	Harris County, Texas, GO, 5.875% due 10/01/2007	1,065,930
	Houston, Texas, Independent School District:
180,000	Series A, (PSFG), 4.990% due 2/15/2006 (a)	176,927
1,730,000	Public Property Finance-Contractual Obligation, GO, 4.750% due 07/15/2008	1,819,476
820,000	Series A, ETM, (PSFG), 4.990% due 02/15/2006 (a)	806,585
2,335,000	Richardson, Texas, Independent School District, GO, (PSFG), 3.800% due 02/15/2012	2,393,982
1,700,000	Travis County, Texas, Certificates of Obligation, GO, 4.250% due 03/01/2008	1,760,775

See Notes to Financial Statements.

7

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MUNICIPAL BONDS AND NOTES (Continued)
Texas (Continued)
$2,000,000	Waco, Texas, GO, (MBIA Insured), 5.000% due 02/01/2014	$2,212,600

		11,994,228

Utah — 1.4%
1,000,000	Alpine, Utah, School District, GO, 3.000% due 03/15/2010	996,940
1,245,000	Logan City, Utah, School District, GO, 3.500% due 06/15/2011	1,261,671

		2,258,611

Virginia — 1.3%
1,000,000	Charlottesville, Virginia, GO, 2.000% due 07/15/2008	967,840
	Virginia State, Public School Authority:
575,000	5.250% due 08/01/2008	609,028
565,000	Series I, GO, 5.250% due 08/01/2008 Pre-refunded 08/01/2007	599,143

		2,176,011

Washington — 2.6%
1,000,000	Benton County, Washington, School District, GO, (FSA Insured), 5.000% due 12/01/2012	1,104,600
3,000,000	Washington State, GO, Series A, 5.000% due 07/01/2008	3,175,440

		4,280,040

West Virginia — 1.6%
3,000,000	West Virginia State, (FGIC Insured), 3.002% due 11/01/2009 (a)	2,582,460

Wisconsin — 5.3%
1,400,000	Blackhaw, Wisconsin, Technical College District, (AMBAC Insured), 4.000% due 04/01/2012	1,455,272
1,000,000	Eau Claire, Wisconsin, Area School District, GO, (FSA Insured), 5.000% due 04/01/2008	1,055,080

See Notes to Financial Statements.

8

Principal
Amount		Value

Wisconsin (Continued)
$2,450,000	Milwaukee County, Wisconsin, GO, Refunding, Corporate Purpose, Series A, 4.000% due 12/01/2010	$2,539,082
1,025,000	Westfield, Wisconsin, School District, GO, (FSA Insured), 6.500% due 03/15/2014, Pre-Refunded 03/15/2008	1,123,738
1,000,000	Wisconsin State, Clean Water Revenue, 5.500% due 06/01/2014, Pre-Refunded 06/01/2009	1,093,330
1,500,000	Wisconsin State, GO, 5.000% due 11/01/2007	1,572,855

		8,839,357

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $154,363,932)		158,114,272

Shares

INVESTMENT COMPANY SECURITY — 3.4%
(Cost $5,602,529)
5,602,529	Valiant Tax Exempt Money Market Fund	5,602,529

TOTAL INVESTMENTS
(Cost $159,966,461)	99.2%	163,716,801
OTHER ASSETS AND LIABILITIES (Net)	0.8	1,249,953

NET ASSETS	100.0%	$164,966,754

(a)	Zero-coupon bond. Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC — American Municipal Bond Assurance Corporation
ETM   — Escrowed to Maturity
FGIC   — Federal Guaranty Insurance Corporation
FSA   — Financial Security Assurance
GO    — General Obligation Bonds
MBIA  — Municipal Bond Investors Assurance
PSFG  — Permanent School Fund Guaranteed
Q-SBLF — Qualified School Bond Loan Fund

See Notes to Financial Statements.

9

Munder Tax-Free Short & Intermediate Bond Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the sector diversification of the Fund was as follows:

	% of
	Net Assets	Value

MUNICIPAL BONDS AND NOTES:
General Obligations	46.4%	$76,529,119
Pre-Refunded/ETM	26.7	44,158,454
Insured	17.3	28,569,925
Revenue	5.4	8,856,774

TOTAL MUNICIPAL BONDS AND NOTES	95.8	158,114,272
INVESTMENT COMPANY SECURITY	3.4	5,602,529

TOTAL INVESTMENTS	99.2	163,716,801
OTHER ASSETS AND LIABILITIES (Net)	0.8	1,249,953

NET ASSETS	100.0%	$164,966,754

See Notes to Financial Statements.

10

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11

Munder Tax-Free Short & Intermediate Bond Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value (see accompanying schedules)	$163,716,801
Cash	6
Interest receivable	1,818,953
Dividends receivable	1,382
Receivable for Fund shares sold	13,831
Prepaid expenses and other assets	14,837

Total Assets	165,565,810

LIABILITIES:
Payable for Fund shares redeemed	460,696
Shareholder servicing fees payable — Class K Shares	30,971
Trustees’ fees and expenses payable	27,055
Administration fees payable	18,370
Transfer agency/record keeping fees payable	9,594
Distribution and shareholder servicing fees payable — Class A, B and C Shares	7,470
Custody fees payable	4,568
Investment advisory fees payable	1,815
Accrued expenses and other payables	38,517

Total Liabilities	599,056

NET ASSETS	$164,966,754

Investments, at cost	$159,966,461

See Notes to Financial Statements.

12

NET ASSETS consist of:
Undistributed net investment income	$319,661
Accumulated net realized gain on investments sold	6,111
Net unrealized appreciation of investments	3,750,340
Paid-in capital	160,890,642

$164,966,754

NET ASSETS:
Class A Shares	$9,619,976

Class B Shares	$2,394,379

Class C Shares	$4,177,512

Class K Shares	$145,878,096

Class Y Shares	$2,896,791

SHARES OUTSTANDING:
Class A Shares	932,208

Class B Shares	232,424

Class C Shares	402,240

Class K Shares	14,137,284

Class Y Shares	280,531

CLASS A SHARES:
Net asset value and redemption price per share	$10.32

Maximum sales charge	4.00%
Maximum offering price per share	$10.75

CLASS B SHARES:
Net asset value and offering price per share*	$10.30

CLASS C SHARES:
Net asset value and offering price per share*	$10.39

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.32

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.33

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

13

Munder Tax-Free Short & Intermediate Bond Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$6,869,275
Dividends	65,574

Total Investment Income	6,934,849

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	27,458
Class B Shares	32,203
Class C Shares	55,686
Shareholder servicing fees:
Class K Shares	407,440
Investment advisory fees	927,960
Administration fees	270,558
Transfer agency/record keeping fees	78,602
Legal and audit fees	53,992
Custody fees	52,291
Registration and filing fees	40,101
Trustees’ fees and expenses	26,589
Other	56,936

Total Expenses	2,029,816
Fees waived by transfer agent and expenses reimbursed by Investment Advisor	(335,855)

Net Expenses	1,693,961

NET INVESTMENT INCOME	5,240,888

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(113,994)
Net change in unrealized appreciation/(depreciation) of securities	257,481

Net realized and unrealized gain on investments	143,487

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,384,375

See Notes to Financial Statements.

14

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment income	$5,240,888	$5,071,656
Net realized gain/(loss) from security transactions	(113,994)	1,654
Net change in unrealized appreciation/(depreciation) of securities	257,481	(6,762,853)

Net increase/(decrease) in net assets resulting from operations	5,384,375	(1,689,543)
Dividends to shareholders from net investment income:
Class A Shares	(302,253)	(568,167)
Class B Shares	(63,591)	(94,163)
Class C Shares	(108,283)	(151,506)
Class K Shares	(4,523,476)	(4,262,954)
Class Y Shares	(87,317)	(76,685)
Distributions to shareholders from net realized gains:
Class A Shares	—	(4,610)
Class B Shares	—	(877)
Class C Shares	—	(1,265)
Class K Shares	—	(24,486)
Class Y Shares	—	(430)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(3,829,468)	(15,024,574)
Class B Shares	(1,623,154)	(1,748,689)
Class C Shares	(2,985,658)	(905,295)
Class K Shares	(28,298,231)	31,434,426
Class Y Shares	119,560	253,868

Net increase/(decrease) in net assets	(36,317,496)	7,135,050
NET ASSETS:
Beginning of Year	201,284,250	194,149,200

End of Year	$164,966,754	$201,284,250

Undistributed net investment income/(Accumulated distributions in excess of net investment income)	$319,661	$(16,228)

See Notes to Financial Statements.

15

Munder Tax-Free Short & Intermediate Bond Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold*	$1,865,429	$6,256,032
Issued as reinvestment of dividends and distributions	89,340	158,857
Redeemed	(5,784,237)	(21,439,463)

Net decrease	$(3,829,468)	$(15,024,574)

Class B Shares:
Sold	$486,743	$818,355
Issued as reinvestment of dividends and distributions	23,034	29,605
Redeemed*	(2,132,931)	(2,596,649)

Net decrease	$(1,623,154)	$(1,748,689)

Class C Shares:
Sold	$254,977	$3,353,598
Issued as reinvestment of dividends and distributions	47,868	50,838
Redeemed	(3,288,503)	(4,309,731)

Net decrease	$(2,985,658)	$(905,295)

Class K Shares:
Sold	$13,362,322	$66,548,756
Issued as reinvestment of dividends and distributions	5,200	2,872
Redeemed	(41,665,753)	(35,117,202)

Net increase/(decrease)	$(28,298,231)	$31,434,426

Class Y Shares:
Sold	$231,817	$295,958
Issued as reinvestment of dividends and distributions	10,397	9,457
Redeemed	(122,654)	(51,547)

Net increase	$119,560	$253,868

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

16

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold*	179,184	593,456
Issued as reinvestment of dividends and distributions	8,622	15,112
Redeemed	(556,064)	(2,024,183)

Net decrease	(368,258)	(1,415,615)

Class B Shares:
Sold	46,728	77,896
Issued as reinvestment of dividends and distributions	2,226	2,819
Redeemed*	(205,454)	(248,045)

Net decrease	(156,500)	(167,330)

Class C Shares:
Sold	24,340	316,110
Issued as reinvestment of dividends and distributions	4,591	4,802
Redeemed	(314,078)	(407,775)

Net decrease	(285,147)	(86,863)

Class K Shares:
Sold	1,287,180	6,304,692
Issued as reinvestment of dividends and distributions	503	274
Redeemed	(4,014,497)	(3,341,146)

Net increase/(decrease)	(2,726,814)	2,963,820

Class Y Shares:
Sold	22,296	28,102
Issued as reinvestment of dividends and distributions	1,003	898
Redeemed	(11,825)	(4,868)

Net increase	11,474	24,132

*	May include amounts automatically converted from Class B Shares to Class A Shares as described in the prospectus.

See Notes to Financial Statements.

17

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$10.32	$10.67		$10.54	$10.40	$10.05

Income/(loss) from investment operations:
Net investment income	0.30	0.27		0.33	0.37	0.39
Net realized and unrealized gain/(loss) on investments	(0.01)	(0.35)		0.22	0.20	0.35

Total from investment operations	0.29	(0.08)		0.55	0.57	0.74

Less distributions:
Dividends from net investment income	(0.29)	(0.27)		(0.33)	(0.37)	(0.39)
Distributions from net realized gains	—	(0.00	)(d)	(0.09)	(0.06)	—

Total distributions	(0.29)	(0.27)		(0.42)	(0.43)	(0.39)

Net asset value, end of period	$10.32	$10.32		$10.67	$10.54	$10.40

Total return(b)	2.86%	(0.75)%		5.29%	5.60%	7.51%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$9,620	$13,414		$28,980	$8,207	$5,899
Ratio of operating expenses to average net assets	0.87%	1.04%		1.02%	0.94%	0.97%
Ratio of net investment income to average net assets	2.85%	2.52%		3.11%	3.55%	3.79%
Portfolio turnover rate	10%	23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers	1.06%	1.04%		1.02%	0.94%	0.97%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

18

B Shares

Year		Year		Year	Year	Year
Ended		Ended		Ended	Ended	Ended
6/30/05		6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$10.30		$10.65		$10.53	$10.38	$10.03

0.21		0.19		0.25	0.29	0.31
(0.00	)(d)	(0.35)		0.21	0.22	0.36

0.21		(0.16)		0.46	0.51	0.67

(0.21)		(0.19)		(0.25)	(0.30)	(0.32)
—		(0.00	)(d)	(0.09)	(0.06)	—

(0.21)		(0.19)		(0.34)	(0.36)	(0.32)

$10.30		$10.30		$10.65	$10.53	$10.38

2.09%		(1.49)%		4.41%	4.91%	6.72%

$2,394		$4,005		$5,926	$3,401	$1,987
1.62%		1.79%		1.77%	1.69%	1.72%
2.08%		1.77%		2.36%	2.80%	3.04%
10%		23%		15%	10%	23%
1.81%		1.79%		1.77%	1.69%	1.72%

See Notes to Financial Statements.

19

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	6/30/05		6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$10.38		$10.74		$10.61	$10.46	$10.10

Income/(loss) from investment operations:
Net investment income	0.22		0.19		0.25	0.29	0.32
Net realized and unrealized gain/(loss) on investments	(0.00	)(d)	(0.36)		0.22	0.22	0.36

Total from investment operations	0.22		(0.17)		0.47	0.51	0.68

Less distributions:
Dividends from net investment income	(0.21)		(0.19)		(0.25)	(0.30)	(0.32)
Distributions from net realized gains	—		(0.00	)(d)	(0.09)	(0.06)	—

Total distributions	(0.21)		(0.19)		(0.34)	(0.36)	(0.32)

Net asset value, end of period	$10.39		$10.38		$10.74	$10.61	$10.46

Total return(b)	2.17%		(1.57)%		4.48%	4.88%	6.78%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$4,178		$7,136		$8,313	$2,197	$302
Ratio of operating expenses to average net assets	1.62%		1.79%		1.77%	1.69%	1.72%
Ratio of net investment income to average net assets	2.08%		1.77%		2.36%	2.80%	3.04%
Portfolio turnover rate	10%		23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers	1.81%		1.79%		1.77%	1.69%	1.72%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class C Shares and Class K Shares commenced operations on July 8, 1998 and February 9, 1987, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

20

K Shares

Year		Year		Year	Year	Year
Ended		Ended		Ended	Ended	Ended
6/30/05		6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

$10.31		$10.67		$10.55	$10.40	$10.05

0.30		0.27		0.33	0.37	0.39
(0.00	)(d)	(0.36)		0.21	0.21	0.35

0.30		(0.09)		0.54	0.58	0.74

(0.29)		(0.27)		(0.33)	(0.37)	(0.39)
—		(0.00	)(d)	(0.09)	(0.06)	—

(0.29)		(0.27)		(0.42)	(0.43)	(0.39)

$10.32		$10.31		$10.67	$10.55	$10.40

2.96%		(0.84)%		5.19%	5.70%	7.51%

$145,878		$173,952		$148,315	$152,770	$171,009
0.87%		1.04%		1.02%	0.94%	0.97%
2.86%		2.52%		3.11%	3.55%	3.79%
10%		23%		15%	10%	23%
1.06%		1.04%		1.02%	0.94%	0.97%

See Notes to Financial Statements.

21

Munder Tax-Free Short & Intermediate Bond Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	6/30/05	6/30/04(c)		6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$10.32	$10.68		$10.55	$10.41	$10.06

Income/(loss) from investment operations:
Net investment income	0.32	0.29		0.36	0.40	0.41
Net realized and unrealized gain/(loss) on investments	0.01	(0.35)		0.22	0.20	0.36

Total from investment operations	0.33	(0.06)		0.58	0.60	0.77

Less distributions:
Dividends from net investment income	(0.32)	(0.30)		(0.36)	(0.40)	(0.42)
Distributions from net realized gains	—	(0.00	)(d)	(0.09)	(0.06)	—

Total distributions	(0.32)	(0.30)		(0.45)	(0.46)	(0.42)

Net asset value, end of period	$10.33	$10.32		$10.68	$10.55	$10.41

Total return(b)	3.22%	(0.60)%		5.55%	5.86%	7.77%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$2,897	$2,777		$2,615	$2,923	$3,309
Ratio of operating expenses to average net assets	0.62%	0.79%		0.77%	0.69%	0.72%
Ratio of net investment income to average net assets	3.12%	2.77%		3.36%	3.80%	4.04%
Portfolio turnover rate	10%	23%		15%	10%	23%
Ratio of operating expenses to average net assets without expense waivers	0.81%	0.79%		0.77%	0.69%	0.72%

(a)	The Munder Tax-Free Short & Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

22

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Tax-Free Short & Intermediate Bond Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goals are to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Fixed income

23

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

securities are generally valued at an evaluated bid price, which is determined based on an analytical pricing model such as matrix pricing commonly used for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

24

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ending June 30, 2005, such waivers were $44 and are reflected as part of fees waived by transfer agent and expenses reimbursed by Investment Advisor in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $200 million, and 0.40% on assets exceeding $200 million. Prior to August 10, 2004, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.50% of the value of its average daily net assets. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.5000% for advisory services.

    The Advisor voluntarily reimbursed certain service provider expenses of the Fund of $335,811 during the year ended June 30, 2005. This reimbursement is reflected as part of fees waived by transfer agent and expenses reimbursed by Investment Advisor in the accompanying Statement of Operations.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average

25

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

daily net assets of the Fund at the following annual rates, subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $270,558 before payment of sub-administration fees and $178,465 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1458% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $17,516 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII is paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance

26

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $350 to Comerica Securities and $407,056 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

27

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $17,613,698 and $46,963,525, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,142,002 aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $318,880 and net appreciation for Federal income tax purposes was $3,823,122. At June 30, 2005, aggregate cost for Federal income tax purposes was $159,893,679.

6. Geographic Concentration

    The Fund may invest more than 25% of its assets in municipal obligations issued by the State of Michigan and its political subdivisions. The Fund is, therefore, more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by the Fund. The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2005, investments in these insured securities represented 17.3% of the Fund.

7. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005 total commitment fees for the Fund were $2,971.

8. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements

28

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for premium amortization were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income	Gain	Capital

$179,921	$120,105	$(300,026)

    The tax character of dividends and distributions paid to shareholders during the years ended June 30, 2005 and June 30, 2004 were as follows:

	Tax-Exempt		Long-Term
	Income	Ordinary Income	Capital Gain	Total

June 30, 2005	$5,045,424	$39,496	$—	$5,084,920
June 30, 2004	4,808,390	344,316	32,437	5,185,143

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed
Tax-Exempt	Capital Loss	Unrealized
Income	Carryover	Appreciation	Total

$342,103	$(66,670)	$3,823,122	$4,098,555

    The differences between book and tax distributable earnings are primarily due to premium amortization and deferred trustees’ fees.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes $40,848 of unused capital losses which expire in 2013.

    Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year.

29

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

The Fund has elected to defer net capital losses arising between November 1, 2004 and June 30, 2005 of $25,822.

10. Subsequent Event

    On May 17, 2005, the Board of Trustees approved the merger of the Munder Tax-Free Bond Fund with and into the Fund, subject to approval by the shareholders of the Munder Tax-Free Bond Fund at a Special Meeting called for August 11, 2005. The merger was approved and the merger occurred as of the close of business on August 12, 2005.

11. Tax Information (Unaudited)

    Of the distributions paid by the Fund from investment income, 99.2% is tax-exempt for Federal income tax purposes.

12. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

13. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at

30

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

15. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder

31

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark blend of indexes; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s: (1) gross returns for Class Y shares trailed the performance of the Fund’s benchmark for the one-year and three-year periods,

32

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

but exceeded the benchmark for the five-year and ten-year periods and (2) total returns for Class Y shares trailed the median performance of the Fund’s Lipper peer group for the one- and three-year periods, but exceeded the median performance of the Fund’s Lipper peer group for the five- and ten-year periods. The Board considered these facts in light of the Advisor’s ongoing efforts to improve investment performance across the fund complex and the attractive performance achieved by the Advisor with respect to a number of Munder Funds.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s

33

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

16.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal

34

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

35

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

36

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

				Number
				of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97).

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

37

Munder Tax-Free Short & Intermediate Bond Fund

Notes To Financial Statements, June 30, 2005 (continued)

Term of
	Position(s)	Office(1) and
	with the	Length of
Name, Address and Age	Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Tax-Free Short & Intermediate Bond Fund and Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Tax-Free Short & Intermediate Bond Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Tax-Free Short & Intermediate Bond Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTFSIBD605

ANNUAL REPORT
June 30, 2005
Munder Future
Technology Fund®
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500® sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500® sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
vi	Shareholder Fee Example
1	Portfolio of Investments
8	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Statements of Changes in Net Assets — Capital Stock Activity
14	Financial Highlights
19	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in technology securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. This Fund also invests in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    As a “non-diversified” fund under the Investment Company Act of 1940, more of the Fund’s assets may be invested in fewer securities, which increases the Fund’s risk because each investment has a greater effect on performance.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by industry. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 INDUSTRY ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and

ii

capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

MUNDER FUTURE TECHNOLOGY FUND

Portfolio Management Team: Mark Lebovitz, Kenneth Smith and Jonathan Woodley

    The Fund earned a return of -7.14% for the year ended June 30, 2005, relative to the -5.34% return for the Goldman Sachs Technology Composite and the -3.22% median return for the Lipper universe of science and technology funds.

    The Fund held both public and private equities during the year, with publicly-traded equities accounting for approximately 99% of Fund net assets as of June 30, 2005. The greatest strength in the publicly-traded sector of the Fund, relative to the Fund’s Goldman Sachs Technology benchmark, came from the computers and peripherals and semiconductors and semiconductor equipment industries. An overweighted position in Apple Computer, Inc. (2.5% of the Fund) was the driver of the strong relative performance of the Fund’s computers and peripherals holdings. Among the Fund’s semiconductor-related holdings, underweights of Intel Corporation (5.1% of the Fund) and Broadcom Corporation (0.8% of the Fund) helped boost relative returns.

    The software industry showed the greatest relative weakness. The Fund’s overweight in Red Hat, Inc. (0.4% of the Fund) and the lack of a position in Autodesk, Inc. had the largest negative impact on the returns in this segment of the Fund. Red Hat provides an enterprise operating system and related systems management services based on open source technology. Autodesk offers integrated and interoperable design software, Internet services, wireless development platforms and point-of-location applications.

    The largest detractor from the Fund’s relative performance for the year was its position in BlueStream Ventures, L.P., a privately-held venture capital partnership that focuses on technology companies. The Fund’s holdings in BlueStream Ventures, L.P. were sold in June 2005, based on a decision by Munder Capital Management to reduce the Fund’s future funding commitments and to redeploy the Fund’s assets into investments in publicly-traded technology companies.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

Sector funds such as these tend to be more volatile than funds that diversify across many sectors and companies.

iii

Hypothetical and Total Returns

The following graph represents the performance of the Munder Future Technology Fund (the “Fund”) since the inception of its oldest class of shares, Class Y Shares. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder Future Technology Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

iv

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

					Goldman	Lipper
				S&P	Sachs	Science &
Class and	With		Without	500®	Technology	Technology
Inception Date	Load		Load	Index#	Composite#	Funds Median**

CLASS A 10/26/99	$3,346	(2)	$3,540	$9,539	$5,348	$5,629

CLASS B 10/26/99	3,366	(3)	3,400	9,539	5,348	5,629

CLASS C(1) 11/16/99	3,038	(2)	3,070	9,349	4,693	4,863

CLASS K 5/25/00	N/A		2,674	9,085	4,147	4,165

CLASS Y 8/26/99	N/A		3,903	9,865	5,593	6,346

	AVERAGE ANNUAL TOTAL RETURNS

	One		One	Five		Five	Since		Since
Class and	Year		Year	Year		Year	Inception		Inception
Inception Date	w/load		w/out load	w/load		w/out load	w/load		w/out load

CLASS A 10/26/99	(12.38)%	(2)	(7.33)%	(27.46)%	(2)	(26.64)%	(17.53)%	(2)	(16.71)%

CLASS B 10/26/99	(12.70)%	(3)	(8.11)%	(27.45)%	(3)	(27.16)%	(17.45)%	(3)	(17.30)%

CLASS C(1) 11/16/99	(8.73)%	(3)	(7.81)%	(27.34)%	(2)	(27.19)%	(19.10)%	(2)	(18.95)%

CLASS K 5/25/00	N/A		(7.23)%	N/A		(26.62)%	N/A		(22.79)%

CLASS Y 8/26/99	N/A		(7.14)%	N/A		(26.43)%	N/A		(14.86)%

(1)	Class II Shares were converted and/or reclassified as Class C Shares as of the close of business on October 31, 2003. Performance information for Class C Shares for periods prior to October 31, 2003 are for Class II Shares, and reflect the fees and expenses of the Class II Shares prior to that date.

(2)	Reflects the deduction of the maximum sales charge of 5.5% for Class A Shares or 1.00% for Class II Shares (now Class C Shares), as applicable.

(3)	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Standard & Poor’s Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks. Index since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 11/1/99, 11/1/99, 12/1/99, 6/1/00, and 9/1/99, respectively.

**	The Lipper Science and Technology Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper since inception comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 11/1/99, 11/1/99, 12/1/99, 6/1/00, and 9/1/99, respectively.

v

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

vi

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period*	Expense
	1/1/05	6/30/05	1/1/05-6/30/05	Ratio

Actual
Class A	$1,000.00	$917.10	$11.88	2.50%
Class B	$1,000.00	$914.00	$15.42	3.25%
Class C	$1,000.00	$913.70	$15.42	3.25%
Class K	$1,000.00	$918.90	$11.89	2.50%
Class Y	$1,000.00	$917.60	$10.70	2.25%

Hypothetical
Class A	$1,000.00	$1,012.40	$12.47	2.50%
Class B	$1,000.00	$1,008.68	$16.19	3.25%
Class C	$1,000.00	$1,008.68	$16.19	3.25%
Class K	$1,000.00	$1,012.40	$12.47	2.50%
Class Y	$1,000.00	$1,013.64	$11.23	2.25%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

vii

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viii

Munder Future Technology Fund

Portfolio of Investments, June 30, 2005

Shares		Value

COMMON STOCKS — 99.1%
Consumer Discretionary — 1.4%
Internet & Catalog Retail — 1.4%
43,000	eBay, Inc.†	$1,419,430
38,000	priceline.com Incorporated†	886,540

		2,305,970

Health Care — 0.3%
Biotechnology — 0.3%
8,000	Affymetrix, Inc.†, (a)	431,440

Industrials — 0.4%
Commercial Services & Supplies — 0.4%
26,000	Monster Worldwide, Inc.†	745,680

Information Technology — 97.0%
Communications Equipment — 18.0%
41,000	Alvarion Ltd.†, (a)	476,420
481,200	Cisco Systems, Inc.†	9,195,732
19,000	Comverse Technology, Inc.†	449,350
133,000	Corning, Incorporated†	2,210,460
58,357	Enterasys Networks, Inc.†	46,102
67,939	Juniper Networks, Inc.†	1,710,704
11,000	Lucent Technologies, Inc.†, (a)	32,010
194,000	Motorola, Inc.	3,542,440
214,000	Nokia Corporation, ADR	3,560,960
406,600	Nortel Networks Corporation†, (a)	1,061,226
17,000	Option N.V.†	586,789
189,500	QUALCOMM Incorporated	6,255,395
5,500	Research In Motion Ltd.†	405,625
43,000	Tellabs, Inc.†	374,100

		29,907,313

Computers & Peripherals — 21.7%
115,000	Apple Computer, Inc.†	4,233,150
222,000	Dell, Inc.†	8,771,220
306,000	EMC Corporation†	4,195,260
259,130	Hewlett-Packard Company	6,092,146
107,500	International Business Machines Corporation	7,976,500
5,500	Lexmark International, Inc., Class A†	356,565
33,500	Network Appliance, Inc.†	947,045
73,500	Novatel Wireless, Inc.†, (a)	916,545

See Notes to Financial Statements.

1

Munder Future Technology Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Computers & Peripherals (Continued)
17,000	SanDisk Corporation†	$403,410
43,000	Seagate Technology†	754,650
312,000	Sun Microsystems, Inc.†	1,163,760
20,000	Western Digital Corporation†	268,400

		36,078,651

Electronic Equipment & Instruments — 0.6%
19,000	Flextronics International Ltd.†	250,990
27,000	Jabil Circuit, Inc.†	829,710

		1,080,700

Information Technology Services — 5.5%
126,000	Accenture Ltd., Class A†	2,856,420
9,000	Anteon International Corporation†	410,580
37,000	Automatic Data Processing, Inc.	1,552,890
71,500	First Data Corporation	2,870,010
53,000	Satyam Computer Services Ltd., ADR(a)	1,378,000

		9,067,900

Internet Software & Services — 10.7%
51,000	Ask Jeeves, Inc.†, (a)	1,539,690
6,500	Digital Insight Corporation†, (a)	155,480
17,500	Digital River, Inc.†, (a)	555,625
18,700	Google Inc., Class A†	5,500,605
212,000	HomeStore, Inc.†, (a)	430,360
29,000	Hurray! Holding Co., Ltd., ADR†	292,320
16,000	InfoSpace, Inc.†, (a)	526,880
25,000	SINA Corporation†, (a)	697,500
40,000	ValueClick, Inc.†, (a)	493,200
36,000	VeriSign, Inc.†	1,035,360
35,500	Vignette Corporation†, (a)	399,375
175,000	Yahoo! Inc.†	6,063,750

		17,690,145

Semiconductors & Semiconductor Equipment — 22.3%
35,000	Altera Corporation†	693,700
33,500	Analog Devices, Inc.	1,249,885
155,000	Applied Materials, Inc.	2,507,900
61,000	ASM Lithography Holdings N.V., ADR†, (a)	955,260

See Notes to Financial Statements.

2

Shares		Value

Information Technology (Continued)
Semiconductors & Semiconductor Equipment (Continued)
37,000	Broadcom Corporation, Class A†	$1,313,870
69,000	Fairchild Semiconductor International, Inc.†	1,017,750
39,000	Freescale Semiconductor, Inc., Class B†	826,020
323,000	Intel Corporation	8,417,380
9,000	KLA-Tencor Corporation	393,300
13,000	Lam Research Corporation†	376,220
61,000	Linear Technology Corporation	2,238,090
13,500	Marvell Technology Group Ltd.†	513,540
62,000	Maxim Integrated Products, Inc.	2,369,020
19,000	MEMC Electronic Materials, Inc.†	299,630
18,000	Microchip Technology, Inc.	533,160
97,000	Micron Technology, Inc.†	990,370
54,000	National Semiconductor Corporation	1,189,620
30,000	Novellus Systems, Inc.†	741,300
22,000	Sigmatel, Inc.†, (a)	377,520
88,000	Silicon Image, Inc.†	902,880
109,000	STMicroelectronics NV, NYR(a)	1,737,460
49,270	Taiwan Semiconductor Manufacturing Company, Ltd., ADR	449,343
20,000	Teradyne, Inc.†	239,400
158,700	Texas Instruments Incorporated	4,454,709
86,000	Xilinx, Inc.	2,193,000

		36,980,327

Software — 18.2%
34,000	Amdocs Ltd.†	898,620
52,000	BEA Systems, Inc.†, (a)	456,560
23,000	Check Point Software Technologies Ltd.†	455,400
54,500	Computer Associates International, Inc.	1,497,660
23,500	Electronic Arts, Inc.†	1,330,335
8,000	Intuit, Inc.†	360,880
15,000	JAMDAT Mobile Inc.†, (a)	415,200
60,000	Macromedia, Inc.†	2,293,200
22,000	Macrovision Corporation†, (a)	495,880
19,500	Mercury Interactive Corporation†	748,020
361,400	Microsoft Corporation	8,977,176
610,625	Oracle Corporation†	8,060,250
71,000	Quest Software, Inc.†, (a)	967,730
50,000	Red Hat, Inc.†, (a)	655,000

See Notes to Financial Statements.

3

Munder Future Technology Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COMMON STOCKS (Continued)
Information Technology (Continued)
Software (Continued)
44,000	Symantec Corporation†	$956,560
70,575	VERITAS Software Corporation†	1,722,030

		30,290,501

Total Information Technology		161,095,537

TOTAL COMMON STOCKS
(Cost $231,998,115)		164,578,627

LIMITED PARTNERSHIP — 1.1%
(Cost $1,874,022)
Multi-Industry — 1.1%
2,325,000	New Enterprise Associates 10, L.P.†, (b), (d), (e)	1,775,428

INVESTMENT COMPANY SECURITY — 0.0%#
(Cost $47,681)
950	Nasdaq-100 Trust, Series 1	34,951

Principal
Amount

CONVERTIBLE BONDS AND NOTES — 0.0%
(Cost $91,750)
Communications Equipment — 0.0%
$100,000	Kestrel Solutions, Inc., 144A 5.500% due 07/15/2005†, (b), (c), (d), (e)	0

Shares

COLLATERAL FOR SECURITIES ON LOAN — 7.4%
(Cost $12,327,907)
12,327,907	State Street Navigator Securities Lending Trust — Prime Portfolio (f)	12,327,907

See Notes to Financial Statements.

4

		Value

TOTAL INVESTMENTS
(Cost $246,339,475)	107.6%	$178,716,913
OTHER ASSETS AND LIABILITIES (Net)	(7.6)	(12,640,638)

NET ASSETS	100.0%	$166,076,275

†	Non-income producing security.

#	Amount represents less than 0.1% of net assets.

(a)	Security, or a portion thereof, is on loan.

(b)	Fair valued security as of June 30, 2005 (see Notes to Financial Statements, Note 2). As of June 30, 2005, these securities represent $1,775,428, 1.1% of net assets.

(c)	Security issued in a transaction exempt from registration under Rule 144A of the Securities Act of 1933 (“Rule 144A Security”).

(d)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration, including, in the case of a Rule 144A Security, sales to qualified institutional buyers. The Munder Future Technology Fund (the “Fund”) does not have the right to demand that any of these securities be registered.

(e)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2005, securities subject to restrictions on resale that have not been deemed to be liquid represent $1,775,428, 1.1% of net assets.

Security	Acquisition Date	Cost

Kestrel Solutions, Inc.	07/20/00	$91,750
New Enterprises Associates 10, L.P.	10/26/00	226,289
	01/05/01	113,145
	07/27/01	56,572
	09/26/01	113,145
	01/16/02	119,425
	04/23/02	119,425
	07/12/02	119,425
	11/12/02	119,425
	02/04/03	120,707
	07/16/03	122,287
	09/19/03	126,026
	12/10/03	126,407
	04/19/04	126,835
	08/16/04	128,320
	12/28/04	136,589

(f)	As of June 30, 2005, the market value of the securities on loan is $11,893,235.

ABBREVIATIONS:

ADR — American Depositary Receipt
NYR — New York Registered Shares

See Notes to Financial Statements.

5

Munder Future Technology Fund

Portfolio of Investments, June 30, 2005 (continued)

At June 30, 2005, the country diversification (based on the country in which the company’s headquarters is located) of the Munder Future Technology Fund was as follows (assume United States unless otherwise indicated):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	88.7%	$147,248,104
Finland	2.1	3,560,960
Bermuda	2.0	3,369,960
Switzerland	1.0	1,737,460
Canada	0.9	1,466,851
India	0.8	1,378,000
China	0.6	989,820
Netherlands	0.6	955,260
Israel	0.6	931,820
Channel Islands	0.5	898,620
Cayman Islands	0.4	754,650
Belgium	0.4	586,789
Taiwan	0.3	449,343
Singapore	0.2	250,990

TOTAL COMMON STOCKS	99.1	164,578,627
LIMITED PARTNERSHIP	1.1	1,775,428
INVESTMENT COMPANY SECURITY	0.0 #	34,951
CONVERTIBLE BONDS AND NOTES	0.0	0
COLLATERAL FOR SECURITIES ON LOAN	7.4	12,327,907

TOTAL INVESTMENTS	107.6	178,716,913
OTHER ASSETS AND LIABILITIES (Net)	(7.6)	(12,640,638)

NET ASSETS	100.0%	$166,076,275

#	Amount represents less than 0.1% of net assets.

See Notes to Financial Statements.

6

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7

Munder Future Technology Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value* (see accompanying schedule)	$178,716,913
Dividends receivable	46,681
Receivable for investment securities sold	5,204,162
Receivable for Fund shares sold	134,576
Prepaid expenses and other assets	9,375

Total Assets	184,111,707

LIABILITIES:
Custodian overdraft payable	565,019
Payable for Fund shares redeemed	851,798
Payable for investment securities purchased	3,334,998
Payable upon return of securities loaned	12,327,907
Transfer agency/record keeping fees payable	494,861
Investment advisory fees payable	143,756
Distribution and shareholder servicing fees payable — Class A, B and C Shares	100,281
Trustees’ fees and expenses payable	38,813
Administration fees payable	10,195
Custody fees payable	6,127
Shareholder servicing fees payable — Class K Shares	2
Accrued expenses and other payables	161,675

Total Liabilities	18,035,432

NET ASSETS	$166,076,275

Investments, at cost	$246,339,475

*	Including $11,893,235 of securities loaned.

See Notes to Financial Statements.

8

NET ASSETS consist of:
Accumulated net investment loss	$(32,875)
Accumulated net realized loss on investments sold	(1,516,962,697)
Net unrealized depreciation of investments	(67,622,562)
Paid-in capital	1,750,694,409

$166,076,275

NET ASSETS:
Class A Shares	$58,756,940

Class B Shares	$70,035,151

Class C Shares	$35,537,748

Class K Shares	$10,098

Class Y Shares	$1,736,338

SHARES OUTSTANDING:
Class A Shares	16,582,241

Class B Shares	20,602,342

Class C Shares	11,585,110

Class K Shares	2,626

Class Y Shares	445,145

CLASS A SHARES:
Net asset value and redemption price per share	$3.54

Maximum sales charge	5.50%
Maximum offering price per share	$3.75

CLASS B SHARES:
Net asset value and offering price per share*	$3.40

CLASS C SHARES:
Net asset value and offering price per share*	$3.07

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$3.85

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$3.90

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

9

Munder Future Technology Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$16,327
Dividends(a)	2,527,969
Securities lending	33,473

Total Investment Income	2,577,769

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	172,993
Class B Shares	864,897
Class C Shares	434,160
Shareholder servicing fees:
Class K Shares	62
Investment advisory fees	2,010,923
Transfer agency/record keeping fees	1,953,026
Administration fees	282,397
Printing and mailing fees	247,493
Custody fees	58,330
Registration and filing fees	44,220
Legal and audit fees	40,905
Trustees’ fees and expenses	31,862
Other	38,829

Total Expenses	6,180,097
Fees waived by transfer agent	(60,952)

Net Expenses	6,119,145

NET INVESTMENT LOSS	(3,541,376)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
Security transactions of unaffiliated issuers	(27,891,449)
Security transactions of affiliated issuers	(10,917,527)
Foreign currency-related transactions	(3,615)
Net change in unrealized appreciation/ (depreciation) of securities	23,358,852

Net realized and unrealized loss on investments	(15,453,739)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,995,115)

(a)	Net of foreign withholding taxes of $30,167.

See Notes to Financial Statements.

10

Munder Future Technology Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Net investment loss	$(3,541,376)	$(8,008,127)
Net realized loss from security and foreign currency-related transactions	(38,812,591)	(21,276,683)
Net change in unrealized appreciation/(depreciation) of securities	23,358,852	74,071,815

Net increase/(decrease) in net assets resulting from operations	(18,995,115)	44,787,005
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(20,818,929)	(20,640,153)
Class B Shares	(30,930,618)	(21,518,681)
Class C Shares	(15,161,830)	(16,922,530)
Class K Shares	(27,347)	(162,714)
Class Y Shares	(1,448,918)	(48,988)
Short-term trading fees	2,869	2,726

Net decrease in net assets	(87,379,888)	(14,503,335)
NET ASSETS:
Beginning of year	253,456,163	267,959,498

End of year	$166,076,275	$253,456,163

Accumulated net investment loss	$(32,875)	$(35,658)

See Notes to Financial Statements.

11

Munder Future Technology Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Amount
Class A Shares:
Sold	$4,453,507	$5,005,967
Redeemed	(25,272,436)	(25,646,120)

Net decrease	$(20,818,929)	$(20,640,153)

Class B Shares:
Sold	$1,779,566	$4,542,383
Redeemed	(32,710,184)	(26,061,064)

Net decrease	$(30,930,618)	$(21,518,681)

Class C Shares:
Sold	$808,100	$13,693,244
Redeemed	(15,969,930)	(30,615,774)

Net decrease	$(15,161,830)	$(16,922,530)

Class K Shares:
Sold	$—	$11,773
Redeemed	(27,347)	(174,487)

Net decrease	$(27,347)	$(162,714)

Class Y Shares:
Sold	$99,071	$523,307
Redeemed	(1,547,989)	(572,295)

Net decrease	$(1,448,918)	$(48,988)

See Notes to Financial Statements.

12

	Year Ended	Year Ended
	June 30, 2005	June 30, 2004

Shares
Class A Shares:
Sold	1,245,437	1,350,353
Redeemed	(7,062,205)	(6,854,207)

Net decrease	(5,816,768)	(5,503,854)

Class B Shares:
Sold	516,053	1,261,010
Redeemed	(9,502,234)	(7,157,501)

Net decrease	(8,986,181)	(5,896,491)

Class C Shares:
Sold	259,789	4,333,640
Redeemed	(5,126,025)	(9,307,324)

Net decrease	(4,866,236)	(4,973,684)

Class K Shares:
Sold	—	2,917
Redeemed	(7,021)	(42,763)

Net decrease	(7,021)	(39,846)

Class Y Shares:
Sold	25,281	131,124
Redeemed	(400,110)	(141,496)

Net decrease	(374,829)	(10,372)

See Notes to Financial Statements.

13

Munder Future Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$3.83	$3.26	$3.12	$6.02	$16.66

Income/(loss) from investment operations:
Net investment loss	(0.05)	(0.09)	(0.08)	(0.10)	(0.15)
Net realized and unrealized gain/(loss) on investments	(0.24)	0.66	0.22	(2.80)	(10.49)

Total from investment operations	(0.29)	0.57	0.14	(2.90)	(10.64)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$3.54	$3.83	$3.26	$3.12	$6.02

Total return(b)	(7.33)%	17.18%	4.49%	(48.17)%	(63.87)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$58,757	$85,682	$90,905	$106,583	$268,665
Ratio of operating expenses to average net assets	2.56%	2.68%	3.00%	2.56%	1.89%
Ratio of net investment loss to average net assets	(1.28)%	(2.33)%	(2.68)%	(2.25)%	(1.37)%
Portfolio turnover rate	90%	53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.59%	2.78%	3.13%	2.59%	1.95%

(a)	The Munder Future Technology Fund Class A Shares and Class B Shares commenced operations on October 26, 1999.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

14

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$3.70	$3.17	$3.06	$5.95	$16.58

(0.07)	(0.11)	(0.10)	(0.13)	(0.22)
(0.23)	0.64	0.21	(2.76)	(10.41)

(0.30)	0.53	0.11	(2.89)	(10.63)

0.00 (d)	0.00 (d)	—	—	—

$3.40	$3.70	$3.17	$3.06	$5.95

(8.11)%	16.72%	3.59%	(48.57)%	(64.11)%

$70,035	$109,400	$112,580	$133,166	$324,763
3.31%	3.43%	3.75%	3.31%	2.64%
(2.03)%	(3.08)%	(3.43)%	(3.00)%	(2.12)%
90%	53%	44%	89%	145%
3.34%	3.53%	3.88%	3.34%	2.70%

See Notes to Financial Statements.

15

Munder Future Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$3.34	$2.86	$2.76	$5.38	$15.00

Income/(loss) from investment operations:
Net investment loss	(0.06)	(0.10)	(0.09)	(0.12)	(0.20)
Net realized and unrealized gain/(loss) on investments	(0.21)	0.58	0.19	(2.50)	(9.42)

Total from investment operations	(0.27)	0.48	0.10	(2.62)	(9.62)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$3.07	$3.34	$2.86	$2.76	$5.38

Total return(b)	(7.81)%	16.43%	3.62%	(48.70)%	(64.13)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$35,538	$54,891	$61,337	$71,303	$185,063
Ratio of operating expenses to average net assets	3.31%	3.43%	3.75%	3.31%	2.64%
Ratio of net investment loss to average net assets	(2.03)%	(3.08)%	(3.43)%	(3.00)%	(2.12)%
Portfolio turnover rate	90%	53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.34%	3.53%	3.88%	3.34%	2.70%

(a)	Prior to the close of business of October 31, 2003 the Munder Future Technology Fund offered Class II shares, which were converted and/or reclassified as Class C shares on that date. Class II shares, which commenced operations on November 16, 1999, were subject to a front-end sales charge of 1.00% and were also subject to a 1.00% CDSC on redemptions of Class II shares within eighteen months of purchase. The financial highlights for periods prior to October 31, 2003 are for the Class II shares and reflect the fees and expenses of the Class II shares. Class K Shares commenced operations on May 25, 2000.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

16

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

$4.15	$3.54	$3.39	$6.54	$18.10

(0.05)	(0.09)	(0.08)	(0.11)	(0.14)
(0.25)	0.70	0.23	(3.04)	(11.42)

(0.30)	0.61	0.15	(3.15)	(11.56)

0.00 (d)	0.00 (d)	—	—	—

$3.85	$4.15	$3.54	$3.39	$6.54

(7.23)%	17.23%	4.42%	(48.17)%	(63.87)%

$10	$40	$175	$641	$9,400
2.56%	2.68%	3.00%	2.56%	1.89%
(1.19)	(2.33)%	(2.68)%	(2.25)%	(1.37)%
90%	53%	44%	89%	145%
2.59%	2.78%	3.13%	2.59%	1.95%

See Notes to Financial Statements.

17

Munder Future Technology Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01(c)

Net asset value, beginning of period	$4.20	$3.57	$3.41	$6.56	$18.09

Income/(loss) from investment operations:
Net investment loss	(0.04)	(0.09)	(0.08)	(0.10)	(0.13)
Net realized and unrealized gain/(loss) on investments	(0.26)	0.72	0.24	(3.05)	(11.40)

Total from investment operations	(0.30)	0.63	0.16	(3.15)	(11.53)

Short-term trading fees	0.00 (d)	0.00 (d)	—	—	—

Net asset value, end of period	$3.90	$4.20	$3.57	$3.41	$6.56

Total return(b)	(7.14)%	17.65%	4.69%	(48.02)%	(63.74)%

Ratios to average net assets/ supplemental data:
Net assets, end of period (in 000’s)	$1,736	$3,444	$2,963	$4,160	$8,939
Ratio of operating expenses to average net assets	2.31%	2.43%	2.75%	2.31%	1.64%
Ratio of net investment loss to average net assets	(1.09)%	(2.08)%	(2.43)%	(2.00)%	(1.12)%
Portfolio turnover rate	90%	53%	44%	89%	145%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	2.34%	2.53%	2.88%	2.34%	1.70%

(a)	The Munder Future Technology Fund Class Y Shares commenced operations on August 26, 1999.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

(d)	Amount is less than $0.01 per share.

See Notes to Financial Statements.

18

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005

1.	Organization

    As of June 30, 2005, The Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder Future Technology Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a non-diversified management investment company under the 1940 Act. The Fund’s goal is to provide capital appreciation. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. As of the close of business on October 31, 2003, Class II Shares of the Fund were converted and/or reclassified as Class C Shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K and Class Y shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity

19

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Securities, other than depositary receipts, for which market quotations are not readily available, are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company-specific information, industry information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/(depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange

20

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency exchange and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to 25% of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

21

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. The Fund instructs the custodian to segregate assets with a current market value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had contractually agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $60,952 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Short-Term Trading (Redemption) Fees: A short-term trading fee of 2% may be assessed on redemptions made within 60 days of purchase of Class A, Class B, or Class C shares of the Fund. For purchases of Class K or Class Y Shares of the Fund made after January 1, 2005, a short-term trading fee of 2% also may be assessed on redemptions made within 60 days of purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. These fees (if any) are shown in the accompanying Statements of Changes in Net Assets and Financial Highlights as short-term trading fees.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

22

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 1.00% on the first $300 million; 0.90% on assets above $300 million up to $1 billion; and 0.80% on assets exceeding $1 billion. During the year ended June 30, 2005, the Fund paid an annual effective rate of 1.00% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $282,397 before payment of sub-administration fees and $191,949 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1406% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis) as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $166 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

23

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for the Fund. The Plan also permits payments with respect to Class B and Class C Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

24

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C
Shares	Shares	Shares	Class K
12b-1	12b-1	12b-1	Shares
Fees	Fees	Fees	Service Fees

0.25%	1.00%	1.00%	0.25%

    No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $114 to Comerica Securities and $290 to Comerica Bank for shareholder services provided to Class A, Class B, Class C and Class K shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $181,930,295 and $249,486,494, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $9,510,072 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $82,458,827 and net depreciation for Federal income tax purposes was $72,948,755. At June 30, 2005, aggregate cost for Federal income tax purposes was $251,665,668.

6. Transactions with “Affiliated Companies”

    The term ”affiliated companies” includes any company in which the Fund owns at least 5% of the company’s voting securities. At, or during the year ended June 30, 2005, the Fund held the following security of an affiliated company:

		Purchased		Sold
	Value at					Value at	Realized
Affiliated Company	6/30/04	Cost	Shares	Cost	Shares	6/30/05	Gain/(Loss)

BlueStream Ventures, L.P.	$4,897,529	$600,000	600,000	$12,731,979	13,600,000	$—	$(10,917,527)

7. Investment Concentration

    The Fund primarily invests in equity securities of technology-related companies. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government

25

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

8. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005, total commitment fees for the Fund were $3,383.

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2005, the Fund had total commitments to contribute $675,000 to various issuers when and if required.

10. Contingencies

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

    The Advisor of the Fund and the Board of Trustees are reviewing certain shareholder trading activities and application of the Fund’s redemption fee policy in prior years. These reviews may result in insignificant capital contributions by the Advisor to the Fund.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

26

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, net operating losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Loss	Loss	Capital

$3,544,159	$192,040	$(3,736,199)

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Post
October
Loss/Capital	Unrealized
Loss Carryover	Depreciation	Total

$(1,511,637,680)	$(72,948,755)	$(1,584,586,435)

    The differences between book and tax distributable earnings are primarily due to wash sales, deferred trustees’ fees and partnership basis adjustments.

    As determined at June 30, 2005, the Fund had available for Federal income tax purposes, $1,484,777,856 of unused capital losses of which $149,921,329, $1,053,993,850, $186,583,565, $75,068,939 and $19,210,173 expire in 2009, 2010, 2011 and 2012, and 2013, respectively.

    Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net foreign currency and capital losses arising between November 1, 2004 and June 30, 2005 of $1,176 and $26,858,648, respectively.

12. Subsequent Event

    Effective July 17, 2005, the name of the Fund was changed to the Munder Technology Fund.

13. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2005, the Fund designated approximately $2,558,136 pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

27

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

14. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

15. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

16. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

17. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board of Trustees last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

28

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s investment, trading and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

29

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three- and five-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

    In addition, the Board considered the Fund’s one-, three- and five-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three- and five-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In this regard, the Board considered that the Fund’s gross and total returns for Class Y shares trailed the performance of the Fund’s benchmark index and the median performance of the Fund’s Lipper peer group for the periods in question. The Board considered these facts in light of the Advisor’s ongoing efforts to improve investment performance across the fund complex and the attractive performance achieved by the Advisor with respect to a number of Munder Funds.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months

30

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of breakpoints in the Fund’s advisory fee in May 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. The Board noted the Advisor’s discussion of: (1) how the Fund’s total expense ratio has been negatively affected by the relatively small minimum account size of the Fund’s shareholder accounts and (2) the Advisor’s extensive and continuing efforts to find ways to reduce the Fund’s total expense ratio, including by renegotiating service-provider agreements. Further, the Board considered certain information

31

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. The Board also considered the Advisor’s representation that, although money managers may benefit from the use of “soft dollars” obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

32

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

18.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of		in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

33

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of		in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

34

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of		in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

35

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of		in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

36

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

Number of
Portfolios
		Term of		in Fund
		Office(1) and	Principal Occupation(s)	Complex	Other
	Position(s) with	Length of	During Past	Overseen	Directorships
Name, Address and Age	the Funds	Time Served(2)	5 Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

37

Munder Future Technology Fund

Notes to Financial Statements, June 30, 2005 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer-Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

38

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder Future Technology Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder Future Technology Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder Future Technology Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

39

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNTECH605

ANNUAL REPORT
June 30, 2005
Munder U.S. Government
Income Fund
Class A, B, C, K & Y Shares

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR MUNDER FUND SHAREHOLDERS:

    Both the stock and bond markets posted positive performance for the year ended June 30, 2005. The S&P 500® Index posted a 6.32% return for the year, while the Lehman Brothers Aggregate Bond Index generated a 6.80% return.

    On June 30, 2004, the Federal Reserve Board (the Fed) raised the federal funds rate (the interest rate on overnight loans among banks) for the first time since November 2002. In response to the Fed’s action, short-term interest rates began to rise. Yet, despite an additional eight increases in the federal funds rate during the past year, long-term interest rates continued to decline, surprising many investors. The difficulty in predicting the direction of rates is a key reason for our commitment to a fixed income strategy that is not dependent on interest rate forecasts.

    In the stock market, sector performance was generally positive across the board, with nine of the ten S&P 500 sectors generating positive returns for the year. The greatest strength came from the energy and utilities sectors, each of which earned a total return of over 35%. Information technology was the only S&P 500 sector to post a negative return. Across the broad market, smaller-cap stocks significantly outperformed large-cap stocks. Compared to the 6.32% return for the large-cap S&P 500® Index, the S&P MidCap 400® Index posted a 14.03% return, while the S&P SmallCap 600® Index had a 13.45% return.

    The Munder family of mutual funds offers a wide variety of equity, fixed income and money market mutual funds, which can be used to tailor a portfolio to a shareholder’s specific investment needs. Each Fund adheres to a clearly defined investment discipline representing a particular segment of the stock or bond market.

    In August, the Munder U.S. Government Income Fund was merged with and into the Munder Bond Fund. The primary goal of the merger was to achieve greater combined asset levels and a reduction of the Fund’s expense ratio. On the following pages, you will find information and commentary on the relative and absolute performance of the Munder U.S. Government Income Fund. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER (468-6337) or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment goals.

Very Truly Yours,

Enrique Chang
President and Principal Executive Officer, The Munder Funds
President and Chief Investment Officer, Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
viii	Shareholder Fee Example
1	Portfolio of Investments
6	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statements of Changes in Net Assets — Capital Stock Activity
12	Financial Highlights
17	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    Investors should note that U.S. government obligations may not be backed by the full faith and credit of the U.S. government. In addition, bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

    Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2005. The following pie chart illustrates the allocation of the Fund’s investments by sector. A complete list of holdings as of June 30, 2005 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 438-5789.

 SECTOR ALLOCATION

    The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2005. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

ii

MUNDER U.S. GOVERNMENT INCOME FUND

Portfolio Manager: Peter Root

    The Fund earned a return of 7.68% for the year ended June 30, 2005, relative to the 6.65% return for the Lehman Brothers Government Bond Index and the 5.66% median return for the Lipper universe of general U.S. government funds.

    The Fund had strong performance for the year, both on an absolute basis and compared to its Lehman Brothers benchmark. During the year ended June 30, 2005, long-term interest rates fell while short-term rates rose. As an example, the yield on the 10-year Treasury bond, which stood at 4.58% on June 30, 2004, had fallen to 3.91% on June 30, 2005. In contrast, the yield on the 30-day Treasury bill rose from 1.14% to 2.98% during this same one-year time period. With the narrowing of the gap between short-term and long-term rates, the yield curve, which plots the yields for various maturities of Treasury securities, became flatter. As a result, the Fund’s barbell maturity structure, with the targeted maturity reached through a combination of long-term and short-term securities, had a positive impact on the Fund’s performance. A barbell structure generally works best as the yield curve is flattening. Security selection within the mortgage-backed securities sector was also a positive for returns.

Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Lehman Brothers Government Bond Index is an unmanaged index made up of all publicly-issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. Government agencies or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government. The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”) is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index designed to measure the U.S. investment grade, fixed-rate bond market, which includes publicly issued, fixed-rate, non-convertible, dollar-denominated, taxable U.S. government, corporate, mortgage pass-through and asset-backed securities rated investment grade or higher. The Standard & Poor’s MidCap 400® Index is a capitalization-weighted index that measures the performance of the mid-cap sector of the U.S. stock market. The Standard & Poor’s SmallCap 600® Index is a capitalization-weighted index that measures the performance of the small-cap sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

The Lipper universe of general U.S. government funds represents the universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.

iii

Hypothetical and Total Returns

The following graph represents the performance of the oldest class of the Munder U.S. Government Income Fund (the “Fund”), Class Y Shares, over the past ten years. The table following the line graph sets forth performance information and the growth of a hypothetical $10,000 investment for each class of shares offered by the Fund. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the graph and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

Munder U.S. Government Income Fund

CLASS Y SHARE HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

iv

GROWTH OF A $10,000 INVESTMENT(1)

					Lipper
				Lehman	U.S.
Class and	With		Without	Gov’t.	Gov’t. Funds
Inception Date	Load		Load	Bond Index#	Median**

CLASS A 7/28/94	$17,284	*	$18,005	$18,998	$17,234

CLASS B 9/6/95	N/A		16,560	18,848	17,104

CLASS C 8/12/96	N/A		15,861	18,135	16,622

CLASS K 7/5/94	N/A		18,030	18,998	17,234

CLASS Y 7/5/94	N/A		18,486	18,998	17,234

	AVERAGE ANNUAL TOTAL RETURNS

			One			Five			Ten			Since
	One		Year	Five		Years	Ten		Years	Since		Inception
Class and	Year		w/out	Years		w/out	Years		w/out	Inception		w/out
Inception Date	w/load		load	w/load		load	w/load		load	w/load		load

CLASS A 7/28/94	3.02%	*	7.31%	5.78%	*	6.65%	5.62%	*	6.06%	6.07%	*	6.47%

CLASS B 9/6/95	1.60%	†	6.60%	5.59%†		5.91%	N/A		N/A	N/A		5.27%

CLASS C 8/12/96	5.50%	†	6.50%	N/A		5.92%	N/A		N/A	N/A		5.33%

CLASS K 7/5/94	N/A		7.41%	N/A		6.71%	N/A		6.07%	N/A		6.47%

CLASS Y 7/5/94	N/A		7.68%	N/A		6.98%	N/A		6.34%	N/A		6.74%

(1)	Amounts represent the growth of a $10,000 investment over the past ten years or since inception, whichever period is shorter.

*	Reflects the deduction of the maximum sales charge of 4.00% for Class A Shares.

†	Based on the declining contingent deferred sales charge (CDSC) schedule described in the prospectus.

#	The Lehman Brothers Government Bond Index is an unmanaged index that is made up of all publicly-issued, fixed-rate, non-convertible debt of the U.S. Treasury, U.S. Government agencies, or quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government. Index since inception comparative returns for Class A, Class B, Class C, Class K

v

and Class Y Shares of the Fund are as of 7/1/95, 9/1/95, 8/1/96, 7/1/95 and 7/1/95, respectively.

**	The Lipper U.S. Government Funds Median represents the median performance of a universe of existing mutual funds that are categorized by Lipper Analytical Services, Inc. under the same investment objective as the Fund. Lipper comparative returns for Class A, Class B, Class C, Class K, and Class Y Shares of the Fund are as of 7/1/95, 9/1/95, 8/1/96, 7/1/95 and 7/1/95, respectively.

vi

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vii

Shareholder Fee Example (Unaudited)

Example

    Fund shareholders may incur two types of costs: (1) transaction costs, including front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

    The example below is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

Actual Expenses

    The section of the table below entitled “Actual” provides information about actual account values and actual expenses for each class of the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” corresponding to the class you own. If your Class A, Class B, or Class C shares account balance was below the applicable minimum, your expenses may also have included a $6 quarterly small account fee. If your account is an IRA, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes

    The section of the table below entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an additional small account fee or IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

    Please note that the expenses shown in the table for the Fund and in similar tables for other funds are meant to highlight your ongoing costs only and do not reflect any applicable transactional costs, such as front-end sales charges (loads) on purchases, contingent deferred sales charges on redemptions, redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you

viii

determine the relative total costs of owning different funds. If any applicable transactional costs were included, your costs would be higher.

	Beginning	Ending
	Account	Account	Expenses Paid	Annualized
	Value	Value	During Period	Expense
	1/1/05	6/30/05	1/1/05-6/30/05*	Ratio

Actual
Class A	$1,000.00	$1,033.30	$6.25	1.24%
Class B	$1,000.00	$1,030.50	$10.02	1.99%
Class C	$1,000.00	$1,029.50	$10.01	1.99%
Class K	$1,000.00	$1,034.30	$6.25	1.24%
Class Y	$1,000.00	$1,035.60	$5.00	0.99%

Hypothetical
Class A	$1,000.00	$1,018.65	$6.21	1.24%
Class B	$1,000.00	$1,014.93	$9.94	1.99%
Class C	$1,000.00	$1,014.93	$9.94	1.99%
Class K	$1,000.00	$1,018.65	$6.21	1.24%
Class Y	$1,000.00	$1,019.89	$4.96	0.99%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above for the applicable class by the average account value over the period and multiplying that number by 181/365 (to reflect the one-half year period).

    The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

ix

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x

Munder U.S. Government Income Fund

Portfolio of Investments, June 30, 2005

Principal
Amount		Value

ASSET-BACKED SECURITY — 1.2%
(Cost $1,112,749)
Home Equity Loans — 1.2%
$1,092,464	FHLMC, Series T-7, Class A6, 7.030% due 08/25/2028	$1,098,675

MORTGAGE-BACKED SECURITIES — 42.1%
Collateralized Mortgage Obligations (CMO) — Agency — 37.4%
	FHLMC:
1,447,747	Series 1531, Class M, 6.000% due 06/15/2008	1,467,521
1,500,000	Series 1603, Class J, 6.500% due 07/15/2023	1,536,780
982,194	Series 1610, Class PM, 6.250% due 04/15/2022	988,370
5,000,000	Series 1638, Class H, 6.500% due 12/15/2023	5,382,557
2,597,451	Series 1866, Class E, 7.000% due 01/15/2026	2,634,048
3,410,000	Series 2544, Class QC, 5.000% due 12/15/2017	3,486,801
1,000,000	Series 2700, Class PG, 4.500% due 05/15/2032	980,037
1,400,000	Series 2751, Class NY, 5.000% due 09/15/2024	1,423,032
1,000,000	Series 2802 Class NC, 5.000% due 05/15/2028	1,015,300
1,500,000	Series 2938, Class DB, 5.000% due 11/15/2028	1,518,076
408,121	Series 43, Class D, 10.000% due 06/15/2020	407,920
	FNMA:
498,056	Series 1990-5, Class J, 8.200% due 01/25/2020	536,194
4,500,000	Series 1993-203, Class PL, 6.500% due 10/25/2023	4,747,501
1,596,296	Series 1993-226, Class PN, 9.000% due 05/25/2022	1,605,089
1,600,000	Series 1994-60, Class PJ, 7.000% due 04/25/2024	1,739,909

See Notes to Financial Statements.

1

Munder U.S. Government Income Fund

Portfolio of Investments, June 30, 2005 (continued)

Principal
Amount		Value

MORTGAGE-BACKED SECURITIES (Continued)
Collateralized Mortgage Obligations (Continued)
$3,390,110	Series 1996-28, Class PJ, 6.500% due 12/25/2024	$3,434,178
1,000,000	Series 2004-101, Class PB, 5.000% due 02/25/2024	1,016,026

		33,919,339

Mortgage Pass-Through Securities — 4.7%
	FHLMC:
164,550	Pool #A01048, Gold, 8.500% due 02/01/2020	178,497
345,716	Pool #E00160, Gold, 7.000% due 11/01/2007	355,664
140,033	Pool #G00479, Gold, 9.000% due 04/01/2025	154,353
	FNMA:
11,361	Pool #040305, 11.500% due 02/01/2014	12,511
822	Pool #058255, 11.500% due 11/01/2010	874
17,885	Pool #081585, 11.500% due 07/01/2012	19,579
228,221	Pool #100081, 11.500% due 08/20/2016	254,440
35,184	Pool #210448, 11.500% due 11/01/2015	38,744
104,958	Pool #303105, 11.000% due 11/01/2020	117,868
65,579	Pool #336457, 10.500% due 11/01/2020	74,046
1,908,544	Pool #386314, 3.790% due 07/01/2013	1,841,604
1,180,363	Pool #725495, 4.850% due 02/01/2034(c)	1,187,307

		4,235,487

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $36,563,285)		38,154,826

See Notes to Financial Statements.

2

Principal
Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 19.5%
Government Sponsored Enterprises (GSE) — 19.5%
	FHLB:
$1,000,000	3.420% due 06/15/2006	$996,732
2,000,000	3.375% due 09/14/2007(a)	1,981,780
	FHLMC:
1,000,000	6.875% due 09/15/2010	1,131,791
2,500,000	4.125% due 02/24/2011	2,472,727
2,000,000	5.500% due 09/15/2011	2,151,200
	FNMA:
4,500,000	2.375% due 02/15/2007	4,401,144
3,500,000	4.375% due 03/15/2013	3,556,987
1,000,000	4.625% due 10/15/2013	1,028,485

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,495,673)		17,720,846

U.S. TREASURY OBLIGATIONS — 31.7%
U.S. Treasury Bonds — 25.1%
2,000,000	6.250% due 05/15/2030(a)	2,605,078
3,500,000	6.500% due 11/15/2026(a)	4,575,567
4,250,000	7.500% due 11/15/2016(a)	5,570,322
5,000,000	8.000% due 11/15/2021(a)	7,204,490
2,000,000	8.125% due 08/15/2019(a)	2,834,062

		22,789,519

U.S. Treasury Notes — 6.6%
2,000,000	1.875% due 01/31/2006(a)	1,982,344
1,000,000	2.500% due 10/31/2006(a)	985,781
1,000,000	3.500% due 05/31/2007(a)	996,953
2,000,000	4.250% due 08/15/2014(a)	2,047,812

		6,012,890

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,474,860)		28,802,409 ------------
REPURCHASE AGREEMENT — 5.2%
(Cost $4,694,000)
4,694,000	Agreement with State Street Bank and Trust Company, 2.550% dated 06/30/2005, to be repurchased at $4,694,332 on 07/01/2005, collateralized by $4,755,000 FHLMC, 4.500% maturing 11/15/2011 (value $4,790,633)	4,694,000

See Notes to Financial Statements.

3

Munder U.S. Government Income Fund

Portfolio of Investments, June 30, 2005 (continued)

Shares		Value

COLLATERAL FOR SECURITIES ON LOAN — 18.9%
(Cost $17,171,970)
17,171,970	State Street Navigator Securities Lending Trust — Prime Portfolio(b)	$17,171,970

TOTAL INVESTMENTS
(Cost $103,512,537)	118.6%	107,642,726
OTHER ASSETS AND LIABILITIES (Net)	(18.6)	(16,860,842)

NET ASSETS	100.0%	$90,781,884

(a)	Security, or a portion thereof, is on loan.

(b)	As of June 30, 2005, the market value of the securities on loan is $16,858,066.

(c)	Variable rate security. The interest rate shown reflects the rate in effect as of June 30, 2005.

ABBREVIATIONS:

FHLB  — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association

See Notes to Financial Statements.

4

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5

Munder U.S. Government Income Fund

Statement of Assets and Liabilities, June 30, 2005

ASSETS:
Investments, at value
See accompanying schedule:
Securities (including $16,858,066 of securities loaned)	$102,948,726
Repurchase agreement	4,694,000

Total Investments	107,642,726
Cash	265
Interest receivable	658,655
Receivable for Fund shares sold	69,464
Prepaid expenses and other assets	17,937

Total Assets	108,389,047

LIABILITIES:
Payable upon return of securities loaned	17,171,970
Payable for Fund shares redeemed	305,554
Transfer agency/record keeping fees payable	31,109
Trustees’ fees and expenses payable	28,448
Distribution and shareholder servicing fees payable — Class A, B and C Shares	12,174
Administration fees payable	9,767
Shareholder servicing fees payable — Class K Shares	7,569
Custody fees payable	2,484
Investment advisory fees payable	943
Accrued expenses and other payables	37,145

Total Liabilities	17,607,163

NET ASSETS	$90,781,884

Investments, at cost	$103,512,537

See Notes to Financial Statements.

6

NET ASSETS consist of:
Undistributed net investment income	$5,172
Accumulated net realized loss on investments sold	(131,048)
Net unrealized appreciation of investments	4,130,189
Paid-in capital	86,777,571

$90,781,884

NET ASSETS:
Class A Shares	$12,171,348

Class B Shares	$5,731,806

Class C Shares	$1,829,913

Class K Shares	$48,209,316

Class Y Shares	$22,839,501

SHARES OUTSTANDING:
Class A Shares	1,176,626

Class B Shares	553,380

Class C Shares	176,924

Class K Shares	4,654,652

Class Y Shares	2,205,511

CLASS A SHARES:
Net asset value and redemption price per share	$10.34

Maximum sales charge	4.00%
Maximum offering price per share	$10.77

CLASS B SHARES:
Net asset value and offering price per share*	$10.36

CLASS C SHARES:
Net asset value and offering price per share*	$10.34

CLASS K SHARES:
Net asset value, offering price and redemption price per share	$10.36

CLASS Y SHARES:
Net asset value, offering price and redemption price per share	$10.36

*	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).

See Notes to Financial Statements.

7

Munder U.S. Government Income Fund

Statement of Operations, For the Year Ended June 30, 2005

INVESTMENT INCOME:
Interest	$4,776,190
Securities lending	5,614

Total Investment Income	4,781,804

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	32,419
Class B Shares	79,354
Class C Shares	19,554
Class R Shares	9
Shareholder servicing fees:
Class K Shares	121,627
Investment advisory fees	465,898
Administration fees	150,565
Transfer agency/record keeping fees	107,404
Registration and filing fees	44,316
Legal and audit fees	40,383
Custody fees	28,872
Trustees’ fees and expenses	26,868
Other	45,692

Total Expenses	1,162,961
Fees waived by transfer agent	(667)

Net Expenses	1,162,294

NET INVESTMENT INCOME	3,619,510

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
Security transactions	1,194,422
Futures contracts	16,777
Net change in unrealized appreciation/(depreciation) of securities	1,823,323

Net realized and unrealized gain on investments	3,034,522

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,654,032

See Notes to Financial Statements.

8

Munder U.S. Government Income Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Net investment income	$3,619,510	$5,820,643
Net realized gain from security transactions and futures contracts	1,211,199	2,832,421
Net change in unrealized appreciation/(depreciation) of securities	1,823,323	(10,743,315)

Net increase/(decrease) in net assets resulting from operations	6,654,032	(2,090,251)
Dividends to shareholders from net investment income:
Class A Shares	(590,166)	(993,684)
Class B Shares	(301,147)	(710,952)
Class C Shares	(74,521)	(145,040)
Class K Shares	(2,229,995)	(4,782,004)
Class R Shares	(69)	—
Class Y Shares	(1,049,287)	(1,508,516)
Net increase/(decrease) in net assets from Fund share transactions:
Class A Shares	(2,241,264)	(3,379,395)
Class B Shares	(3,955,930)	(10,096,492)
Class C Shares	(490,746)	(1,211,626)
Class K Shares	(3,339,869)	(76,452,401)
Class R Shares	(39)	—
Class Y Shares	1,106,992	(8,603,639)

Net decrease in net assets	(6,512,009)	(109,974,000)
NET ASSETS
Beginning of year	97,293,893	207,267,893

End of year	$90,781,884	$97,293,893

Undistributed net investment income	$5,172	$14,808

(a)	The Munder U.S. Government Income Fund Class R Shares commenced operations on July 29, 2004 and ceased operations on May 20, 2005.

See Notes to Financial Statements.

9

Munder U.S. Government Income Fund

Statements of Changes in Net Assets — Capital Stock Activity

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	$5,502,005	$9,834,683
Issued as reinvestment of dividends	390,766	764,800
Redeemed	(8,134,035)	(13,978,878)

Net decrease	$(2,241,264)	$(3,379,395)

Class B Shares:
Sold	$968,373	$1,007,898
Issued as reinvestment of dividends	164,775	356,161
Redeemed*	(5,089,078)	(11,460,551)

Net decrease	$(3,955,930)	$(10,096,492)

Class C Shares:
Sold	$286,483	$532,523
Issued as reinvestment of dividends	40,129	72,288
Redeemed	(817,358)	(1,816,437)

Net decrease	$(490,746)	$(1,211,626)

Class K Shares:
Sold	$6,902,023	$11,642,459
Issued as reinvestment of dividends	302,525	6,591
Redeemed	(10,544,417)	(88,101,451)

Net decrease	$(3,339,869)	$(76,452,401)

Class R Shares:
Sold	$2,000	$—
Issued as reinvestment of dividends	69	—
Redeemed	(2,108)	—

Net increase/(decrease)	$(39)	$—

Class Y Shares:
Sold	$4,776,559	$4,059,534
Issued as reinvestment of dividends	243,804	16,412
Redeemed	(3,913,371)	(12,679,585)

Net increase/(decrease)	$1,106,992	$(8,603,639)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder U.S. Government Income Fund Class R Shares commenced operations on July 29, 2004 and ceased operations on May 20, 2005.

See Notes to Financial Statements.

10

	Year Ended	Year Ended
	June 30, 2005(a)	June 30, 2004

Amount
Class A Shares:
Sold*	537,181	942,167
Issued as reinvestment of dividends	38,224	74,066
Redeemed	(791,590)	(1,346,705)

Net decrease	(216,185)	(330,472)

Class B Shares:
Sold	94,203	96,765
Issued as reinvestment of dividends	16,095	34,460
Redeemed*	(496,531)	(1,104,772)

Net decrease	(386,233)	(973,547)

Class C Shares:
Sold	28,134	50,813
Issued as reinvestment of dividends	3,924	7,002
Redeemed	(80,003)	(175,044)

Net decrease	(47,945)	(117,229)

Class K Shares:
Sold	672,047	1,121,156
Issued as reinvestment of dividends	29,562	638
Redeemed	(1,026,958)	(8,464,118)

Net decrease	(325,349)	(7,342,324)

Class R Shares:
Sold	198	—
Issued as reinvestment of dividends	7	—
Redeemed	(205)	—

Net increase/(decrease)	—	—

Class Y Shares:
Sold	465,664	391,578
Issued as reinvestment of dividends	23,706	1,589
Redeemed	(380,574)	(1,219,820)

Net increase/(decrease)	108,796	(826,653)

*	May include amounts automatically converted from Class B Shares to Class A Shares.

(a)	The Munder U.S. Government Income Fund Class R Shares commenced operations on July 29, 2004 and ceased operations on May 20, 2005.

See Notes to Financial Statements.

11

Munder U.S. Government Income Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	A Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$10.09	$10.77	$10.53	$10.20	$9.79

Income/(loss) from investment operations:
Net investment income	0.40	0.42	0.51	0.56	0.60
Net realized and unrealized gain/(loss) on investments	0.32	(0.49)	0.25	0.35	0.42

Total from investment operations	0.72	(0.07)	0.76	0.91	1.02

Less distributions:
Dividends from net investment income	(0.47)	(0.61)	(0.52)	(0.58)	(0.61)

Total distributions	(0.47)	(0.61)	(0.52)	(0.58)	(0.61)

Net asset value, end of period	$10.34	$10.09	$10.77	$10.53	$10.20

Total return(b)	7.31%	(0.67)%	7.31%	9.15%	10.52%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$12,171	$14,053	$18,559	$12,739	$8,153
Ratio of operating expenses to average net assets	1.23%	1.14%	1.03%	0.94%	0.97%
Ratio of net investment income to average net assets	3.91%	4.06%	4.73%	5.37%	5.86%
Portfolio turnover rate	26%	52%	28%	19%	23%
Ratio of operating expenses to average net assets without expense waivers	1.23%	1.14%	1.03%	0.94%	0.97%

(a)	The Munder U.S. Government Income Fund Class A Shares and Class B Shares commenced operations on July 28, 1994 and September 6, 1995, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

12

B Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$10.10	$10.78	$10.55	$10.21	$9.79

0.33	0.34	0.43	0.48	0.52
0.32	(0.49)	0.24	0.36	0.43

0.65	(0.15)	0.67	0.84	0.95

(0.39)	(0.53)	(0.44)	(0.50)	(0.53)

(0.39)	(0.53)	(0.44)	(0.50)	(0.53)

$10.36	$10.10	$10.78	$10.55	$10.21

6.60%	(1.41)%	6.40%	8.43%	9.90%

$5,732	$9,492	$20,631	$14,759	$10,455
1.98%	1.89%	1.78%	1.69%	1.72%
3.18%	3.31%	3.98%	4.62%	5.11%
26%	52%	28%	19%	23%
1.98%	1.89%	1.78%	1.69%	1.72%

See Notes to Financial Statements.

13

Munder U.S. Government Income Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	C Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$10.09	$10.77	$10.53	$10.20	$9.77

Income/(loss) from investment operations:
Net investment income	0.32	0.34	0.43	0.48	0.52
Net realized and unrealized gain/(loss) on investments	0.32	(0.49)	0.25	0.35	0.44

Total from investment operations	0.64	(0.15)	0.68	0.83	0.96

Less distributions:
Dividends from net investment income	(0.39)	(0.53)	(0.44)	(0.50)	(0.53)

Total distributions	(0.39)	(0.53)	(0.44)	(0.50)	(0.53)

Net asset value, end of period	$10.34	$10.09	$10.77	$10.53	$10.20

Total return(b)	6.50%	(1.41)%	6.51%	8.33%	10.02%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,830	$2,269	$3,684	$2,295	$2,301
Ratio of operating expenses to average net assets	1.98%	1.89%	1.78%	1.69%	1.72%
Ratio of net investment income to average net assets	3.16%	3.31%	3.98%	4.62%	5.11%
Portfolio turnover rate	26%	52%	28%	19%	23%
Ratio of operating expenses to average net assets without expense waivers	1.98%	1.89%	1.78%	1.69%	1.72%

(a)	The Munder U.S. Government Income Fund Class C Shares and Class K Shares commenced operations on August 12, 1996 and July 5, 1994, respectively.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

14

K Shares

Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended
6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

$10.10	$10.78	$10.55	$10.21	$9.79

0.40	0.42	0.51	0.56	0.59
0.33	(0.49)	0.24	0.36	0.44

0.73	(0.07)	0.75	0.92	1.03

(0.47)	(0.61)	(0.52)	(0.58)	(0.61)

(0.47)	(0.61)	(0.52)	(0.58)	(0.61)

$10.36	$10.10	$10.78	$10.55	$10.21

7.41%	(0.67)%	7.20%	9.25%	10.74%

$48,209	$50,305	$132,875	$153,065	$170,872
1.23%	1.14%	1.03%	0.94%	0.97%
3.90%	4.06%	4.73%	5.37%	5.86%
26%	52%	28%	19%	23%
1.23%	1.14%	1.03%	0.94%	0.97%

See Notes to Financial Statements.

15

Munder U.S. Government Income Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period (continued)

	Y Shares

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/05(c)	6/30/04(c)	6/30/03(c)	6/30/02(c)	6/30/01

Net asset value, beginning of period	$10.10	$10.78	$10.54	$10.21	$9.79

Income/(loss) from investment operations:
Net investment income	0.43	0.45	0.54	0.59	0.62
Net realized and unrealized gain/(loss) on investments	0.33	(0.50)	0.24	0.35	0.43

Total from investment operations	0.76	(0.05)	0.78	0.94	1.05

Less distributions:
Dividends from net investment income	(0.50)	(0.63)	(0.54)	(0.61)	(0.63)

Total distributions	(0.50)	(0.63)	(0.54)	(0.61)	(0.63)

Net asset value, end of period	$10.36	$10.10	$10.78	$10.54	$10.21

Total return(b)	7.68%	(0.42)%	7.57%	9.42%	11.03%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$22,840	$21,177	$31,518	$39,843	$29,599
Ratio of operating expenses to average net assets	0.98%	0.89%	0.78%	0.69%	0.72%
Ratio of net investment income to average net assets	4.14%	4.31%	4.98%	5.62%	6.11%
Portfolio turnover rate	26%	52%	28%	19%	23%
Ratio of operating expenses to average net assets without expense waivers	0.98%	0.89%	0.78%	0.69%	0.72%

(a)	The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.

(b)	Total return represents aggregate total return for the period indicated.

(c)	Per share numbers have been calculated using the average shares method.

See Notes to Financial Statements.

16

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005

1. Organization

    As of June 30, 2005, the Munder Funds (sometimes referred to as the “Funds”) consisted of 27 portfolios, each of which is a series of Munder Series Trust (“MST”), Munder Series Trust II (“MSTII”) or The Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder U.S. Government Income Fund (the “Fund”), a series of MST. Financial statements for the other Munder Funds are presented in separate reports.

    MST is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a Delaware statutory trust on January 31, 2003. The Fund is classified as a diversified management investment company under the 1940 Act. The Fund’s goal is to provide high current income. The Fund is authorized to issue an unlimited number of shares of beneficial interest, each without par value.

    The Fund offers 5 classes of shares — Class A, Class B, Class C, Class K and Class Y Shares. For the period July 29, 2004 to May 20, 2005, the Fund also offered Class R shares. Class A Shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C Shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares on a date based on the initial purchase date of Class B Shares and the passage of a specified period of time since that date. Class K, Class R and Class Y Shares are sold only to certain eligible investors, as described in the Fund’s prospectus, without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices to be used in valuing portfolio securities. Fixed income securities are generally valued at an evaluated bid price, which is

17

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

determined based on an analytical pricing model, such as matrix pricing, commonly used for valuing such securities. Securities for which market quotations are not readily available are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, issuer-specific information, industry information and/or values of securities of comparable maturity, quality and type. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Futures Contracts: The Fund entered into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intended to purchase, managing certain risks (such as yield curve exposure or interest rate risk), or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker, or pledge as collateral, an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (known as “variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as net unrealized appreciation/ (depreciation) of futures contracts. The Fund recognizes a realized gain or loss from futures contracts when the contract is closed.

    There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of

18

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

the collateral securities during the period in which the Fund seeks to assert its rights.

    Loans of Portfolio Securities: The Fund may loan portfolio securities in an amount up to one-third of the value of its total assets to certain approved borrowers. Each loan is secured by collateral which is adjusted daily to have a market value at least equal to 100% of securities loaned at the close of business on the preceding business day. The Fund may share with the borrower a portion of the income received on collateral for the loan, or will be paid a premium for the loan. The Fund also continues to receive the equivalent of the interest and dividends paid on the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the borrower defaults or bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

    Security Transactions, Net Investment Income and Gains and Losses: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized or accreted to income using the effective interest method. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses. General expenses, income and realized and unrealized gains and losses of the Fund are then prorated among the share classes based on the relative average net assets of each class.

    Securities purchased or sold on a when-issued or delayed delivery basis may be settled after the customary settlement period. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

    Fees Waived by Transfer Agent: Pursuant to a contract with the transfer agent, which was terminated on September 30, 2004, the transfer agent had agreed to waive a portion of the fee it charged the Fund. The amount of the waiver was equal to the servicing fee it collected from Fund shareholders with account balances below a specified minimum. For the year ended June 30, 2005, such waivers were $667 and are reflected as fees waived by transfer agent in the accompanying Statement of Operations.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly (if available) by the Fund. The Fund’s

19

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services, Munder Capital Management (the “Advisor”) is entitled to receive from the Fund a fee, computed and payable daily, based on the average daily net assets of the Fund at an annual rate of 0.50% on the first $1 billion of assets, and 0.45% on assets exceeding $1 billion. Prior to August 10, 2004, the Advisor was entitled to receive from the Fund a fee, computed and payable daily at an annual rate of 0.50% of the value of its average daily net assets. During the year ended June 30, 2005, the Fund paid as annual effective rate of 0.5000% for advisory services.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates, subject to a Fund minimum fee:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

In addition, beginning August 10, 2004, the Advisor is entitled to receive from the Fund an annual financial reporting fee in the amount of $8,000.

    For the year ended June 30, 2005, the Advisor earned $150,565 before payment of sub-administration fees and $96,907 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2005, the Fund paid an annual effective rate of 0.1615% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (87% on a fully diluted basis)

20

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

as of June 30, 2005. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $6,177 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2005.

    Each Trustee of MST and MSTII is paid quarterly an aggregate fee consisting of a $78,000 annual retainer ($114,000 for the Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of MST and MSTII was paid an aggregate fee consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of @Vantage is paid quarterly an annual retainer of $6,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. For quarters ending prior to October 1, 2004, each Trustee of @Vantage was paid an annual retainer of $4,000 for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Governance Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MSTII and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from MST, MSTII or @Vantage.

4. Distribution and Service Plan

    The Fund has a Distribution and Service Plan (the “Plan”) with respect to the Class A, Class B, Class C, Class R and Class K Shares, that was adopted pursuant to Rule 12b-1 under the 1940 Act except with respect to Class K Shares. Under the Plan, service fees are collected from the Fund primarily to pay securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) who provide shareholder services for

21

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

the Fund. The Plan also permits payments with respect to Class B, Class C and Class R Shares to be made by the Fund to the Distributor or directly to other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution-related services for the Fund).

    The maximum rates, as a percentage of average daily net assets, payable under the Plan are as follows:

Class A	Class B	Class C	Class R	Class K
Shares	Shares	Shares	Shares	Shares
12b-1 Fees	12b-1 Fees	12b-1 Fees	12b-1 Fees	Service Fees

0.25%	1.00%	1.00%	1.00%	0.25%

    For Class R Shares, the 12b-1 fees are limited to 0.50% pursuant to the Fund’s contract with the Distributor. No payments are made under the Plan with regard to Class Y Shares.

    Comerica Securities, Inc. (“Comerica Securities”), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2005, the Fund paid $15 to Comerica Securities and $121,051 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class K and Class R shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments were $24,120,109 and $22,764,677, respectively, for the year ended June 30, 2005.

    At June 30, 2005, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,264,663 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $405,530 and net appreciation for Federal income tax purposes was $3,859,133. At June 30, 2005, aggregate cost for Federal income tax purposes was $103,783,593.

6. Revolving Line of Credit

    Effective December 15, 2004, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal

22

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 14, 2005 on the daily amount of the unused commitment. During the year ended June 30, 2005, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2005 total commitment fees for the Fund were $1,472.

7. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2005, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and premium amortization were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized
Income	Gain

$616,039	$(616,039)

    During the year ended June 30, 2005 and June 30 2004, distributions of $4,245,185 and $8,140,196, respectively, were paid to shareholders from ordinary income on a tax basis.

    At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Unrealized
Income	Gain	Appreciation	Total

$28,900	$140,008	$3,859,133	$4,028,041

23

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

    The differences between book and tax distributable earnings are primarily due to wash sales, premium amortization adjustments and deferred trustees’ fees.

    The Fund utilized capital loss carryforwards during the year ended June 30, 2005 in the amount of $541,974.

9. Subsequent Event

    On May 17, 2005, the Board of Trustees approved the merger of the Fund with and into the Munder Bond Fund, subject to approval by shareholders of the Fund at a Special Meeting called for August 11, 2005. The merger was approved by shareholders and the merger occurred as of the close of business on August 12, 2005.

10. Tax Information (Unaudited)

    The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2005 were as follows:

Federal Home Loan Bank	3.3%
Federal Home Loan Mortgage Corporation	31.3%
Federal National Mortgage Association	28.2%
U.S. Treasury Bonds	25.1%
U.S. Treasury Notes	6.6%

11. Quarterly Portfolio Schedule (Unaudited)

    The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (800) 438-5789. In addition, the most currently available list and the three most recently published lists of the Fund’s portfolio holdings are available on our website, www.munder.com.

12. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at

24

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

13. Proxy Voting Record (Unaudited)

    The Fund files with the Securities and Exchange Commission its proxy voting record on Form N-PX for each 12-month period ending June 30. Form N-PX must be filed by the Fund each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling (800) 438-5789 or visiting our website at www.munder.com or the Securities and Exchange Commission’s website at www.sec.gov.

14. Approval of Investment Advisory Agreement (Unaudited)

    The Advisor provides investment advisory services to the Fund under a Combined Investment Advisory Agreement dated June 13, 2003 and amended most recently as of May 17, 2005 (“Advisory Agreement”). The Board last approved the continuation of the Advisory Agreement for an additional one-year period on May 17, 2005. In determining whether to approve the continuation of the Advisory Agreement, the Board requested, and received from the Advisor, the information that the Board believed to be reasonably necessary to reach its conclusion, including the information described below.

    The Board considered many factors in evaluating whether the Advisory Agreement and the fees provided therein with respect to the Fund should be continued for an additional one-year period. The Board was advised by legal counsel to the Munder Funds and the “Non-Interested Trustees” were advised by their independent legal counsel with respect to their deliberations regarding the continuation of the Advisory Agreement. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

    Among other factors, the Board requested, considered and evaluated information regarding:

    (a) The nature, extent and quality of the services provided by the Advisor to the Fund under the Advisory Agreement: With respect to this factor, the Board considered:

•	the qualifications of management of the Advisor and of persons providing portfolio management services to the Fund, as well as the Advisor’s efforts in hiring, promoting and retaining qualified investment personnel, including enhancements in the quality and depth in the Advisor’s

25

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

investment, trading, and administrative services departments due to the recruiting and hiring of additional staff in 2004;

•	the Advisor’s extensive efforts in 2004 and on an ongoing basis to: (1) focus on determining the reasonableness of the investment advisory fees (including breakpoints) for each of the Munder Funds (including through the use of two independent, third-party industry consultants to assist the Advisor in analyzing the investment advisory fees of the Munder Funds as compared to comparable funds); (2) as appropriate, insert breakpoints in its investment advisory fees or to reduce its investment advisory fees across all asset classes (which resulted in an insertion of breakpoints or reduction in advisory fees for ten of the Munder Funds in 2004); (3) renegotiate the fee arrangements with certain of the other service providers for the Munder Funds in order to seek to reduce the expense ratios of the Munder Funds (and their classes of shares); and (4) seek to better allocate the costs of services across the Munder Funds;

•	the performance of the Fund and Advisor, both generally with respect to all the Munder Funds and more specifically with respect to the Fund, as further described below;

•	the information provided by the Advisor in its Form ADV and in response to a detailed series of questions submitted by counsel to the Munder Funds;

•	the terms of the Advisory Agreement; and

•	the general experience, business, operations and financial condition of the Advisor.

    Based on these and other factors, the Board concluded that the facts presented to and considered by the Board justified approval of the continuance of the Advisory Agreement. The Board placed particular significance in this regard on the Advisor’s work with the independent consultants and its efforts to pass on benefits of economies of scale to shareholders.

    (b) The investment performance of the Fund and the Advisor: The Board considered the one-, three-, five-and ten-year and since inception gross and total investment performance of the Class Y shares of the Fund (as well as of similar classes of other Munder Funds) as of December 31, 2004; the performance of the Fund’s benchmark index; and the median performance of the Fund’s “peer group” as categorized by Lipper Analytical Services, Inc. (“Lipper”).

26

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

    In addition, the Board considered the Fund’s one-, three-, five- and ten-year Lipper “ranking” within the Fund’s peer group on a numeric, percentile and quartile ranking basis, as well as the three-, five- and ten-year and overall “star” ratings of the Fund by Morningstar, Inc. The Board also considered the Fund’s one-, three-, five-and ten-year total return for Class A shares as of December 31, 2004 as compared to the performance of a small group of funds deemed most comparable to the Fund by the Advisor. In particular, the Board noted that the Fund’s: (1) gross returns for Class Y shares exceeded the performance of the Fund’s benchmark for each of the periods in question and (2) total returns for Class Y shares exceeded the median performance of the Fund’s Lipper peer group for each of the periods in question.

    Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund strongly supported approval of the continuance of the Advisory Agreement.

    (c) The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund: The Board considered detailed information provided by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ended on December 31, 2004 and projections by the Advisor as to the costs and profitability of the Advisor (and its corporate parent) over the 12 months ending on December 31, 2005, with respect to all services provided by the Advisor and its affiliates to the Fund and based on certain stated assumptions. Based on these facts, the Board concluded that the costs of the Advisor’s services and the profitability of the Advisor (and its corporate parent) under the Advisory Agreement were not unreasonable.

    (d) The extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale: The Board considered the Advisor’s extensive review of advisory and other fees of all the Munder Funds in 2004 for reasonableness and market rate comparability, which culminated in a series of contract renegotiations and fee reductions in 2004. The Board considered the fact that the Advisor proposed (and the Board approved) the adoption of an investment advisory fee reduction by means of the adoption of a breakpoint in the Fund’s advisory fee in August 2004. The Board considered the Advisor’s representation that it will continue to seek to share economies of scale with the Fund’s shareholders through appropriate mechanisms in the future. The Board also considered the Advisor’s efforts to assist the Fund in renegotiating the fees of the Fund’s transfer agent and the Advisor’s efforts in changing the administration fee structure to better allocate costs across the Munder Funds and to more effectively share economies of scale with Munder Fund shareholders. Based on these facts, as well as the

27

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

Advisor’s willingness to work with independent, third-party consultants in its review of the Fund’s advisory fee, the Board concluded that the Advisor’s efforts in this regard strongly supported approving continuance of the Advisory Agreement.

    (e) A comparison of fee levels of the Fund with those of comparable funds: The Board considered the fee levels of the Fund, both as to advisory and to total fees, as compared to fee levels of comparable funds, as determined by independent, third-party consultants in the context of the advisory fees. The Board also considered the Fund’s total expense ratio (and certain components of the total expense ratio) in comparison on a class-by-class basis with those of similar classes of each comparable fund in the Fund’s Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund’s Lipper peer group. Further, the Board considered certain information regarding recent mutual fund advisory fee decreases by certain large mutual fund advisors, and decided that such decreases were driven by factors not relevant to the Fund. Based on these facts, the Board concluded that the current fee levels of the Fund should not preclude approval of the continuance of the Advisory Agreement.

    (f) Benefits derived or to be derived by the Advisor from the relationship with the Fund: The Board considered the Advisor’s representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Fund, the Advisor may benefit from its relationship with the Fund in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor’s name. Based on these facts, the Board concluded that these additional benefits should not preclude approval of the continuance of the Advisory Agreement.

    Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board unanimously approved the Advisory Agreement for an additional annual period commencing on July 1, 2005.

28

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

15.	Trustees and Executive Officers (Unaudited)

    Information about the Trustees and Executive Officers of the Munder Funds as of June 30, 2005, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are set forth in the table below.

				Number of
				Portfolios
		Term of		in Fund
		Office(1) and	Principal	Complex
	Position(s) with	Length of	Occupation(s)	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	During Past 5 Years	by Trustee	Held by Trustee

Non-Interested Trustees

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Chairman	Indefinite; Trustee since 2/93; Chairman since 11/04	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	27	Capital Automotive REIT (since 10/97); Fieldstone Investment Corporation (since 11/03).

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 58	Trustee and Vice Chairman	Indefinite; since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction/real estate/manufacturing company) (since 1991).	27	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite; since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	27	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 67	Trustee	Indefinite; since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	27	None

29

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of		in Fund
		Office(1) and	Principal	Complex
	Position(s) with	Length of	Occupation(s)	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	During Past 5 Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite; since 2/03	President and Chief Executive Officer, National Association of Manufacturers (public advocacy for manufacturing) (since 10/04); President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (1/03 to 8/04); Governor of the State of Michigan (1/91 to 1/03).	27	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03); Dow Jones & Company (financial news and information company) (since 5/05).

Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 49	Trustee	Indefinite; since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03).	27	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

30

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

				Number of
				Portfolios
		Term of		in Fund
		Office(1) and	Principal	Complex
	Position(s) with	Length of	Occupation(s)	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	During Past 5 Years	by Trustee	Held by Trustee

Lisa A. Payne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Trustee	Indefinite; Since 3/05	Director, Vice Chairman and Chief Financial Officer of Taubman Centers, Inc. (real estate investment trust specializing in developing and operating regional shopping centers) (since 6/05); Director, Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Taubman Centers, Inc. (1/97 to 6/05).	26	Taubman Centers, Inc. (since 1/97)

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 66	Trustee	Indefinite; since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99).	27	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

31

Munder U.S. Government Income Fund

Notes to Financial Statements, June 30, 2005 (continued)

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/06; since 8/04	President and Chief Investment Officer of Munder Capital Management (since 2/05); Executive Vice President, Investment Management of Comerica Bank (since 3/05); President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to 2/05); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer- Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).
Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 47	Vice President, Secretary, Chief Legal Officer & Chief Compliance Officer	through 2/06; since 8/00	Managing Director, General Counsel, Chief Compliance Officer and Secretary of Munder Capital Management (since 2/05); Executive Vice President and General Counsel of Munder Capital Management (7/00 to 2/05); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 39	Vice President & Principal Financial Officer	through 2/06; since 2/01	Managing Director and Chief Administrative Officer of Munder Capital Management (since 2/05); Chief Administrative Officer of Munder Capital Management (5/00 to 2/05); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie N. Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 36	Treasurer & Principal Accounting Officer	through 2/06; since 8/01	Controller of Munder Capital Management (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

32

Report of Independent Registered Public Accounting Firm

To the Shareholders of Munder U.S. Government Income Fund and
Board of Trustees of Munder Series Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder U.S. Government Income Fund (one of the portfolios comprising Munder Series Trust) (the “Fund”) as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder U.S. Government Income Fund of Munder Series Trust at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 12, 2005

33

BOARD OF TRUSTEES

Thomas D. Eckert, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
John Engler
Michael T. Monahan
Lisa A. Payne
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer
Amy D. Eisenbeis, Assistant Secretary
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANNUSGVT605

Item 2. Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.
The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy and Arthur T. Porter are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.
Item 4. Principal Accountant Fees and Services.
As of June 30, 2005, the registrant had 25 series. The following series of the registrant have a fiscal year ended December 31: Munder S&P MidCap Index Equity Fund, Munder S&P SmallCap Index Equity Fund, Munder Institutional Money Market Fund and Liquidity Money Market Fund (the “12/31 Munder Funds”). The following series of the registrant have a fiscal year ended June 30: Munder Balanced Fund, Munder Bond Fund, Munder Cash Investment Fund, Munder Index 500 Fund, Munder Intermediate Bond Fund, Munder International Bond Fund, Munder International Equity Fund, Munder Internet Fund (formerly Munder NetNet Fund), Munder Large-Cap Core Growth Fund (formerly Munder Multi-Season Growth Fund), Munder Large-Cap Value Fund, Munder Michigan Tax-Free Bond Fund, Munder Micro-Cap Equity Fund, Munder Mid-Cap Core Growth Fund (formerly Munder MidCap Select Fund), Munder Power Plus Fund®, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Tax-Free Money Market Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short & Intermediate Bond Fund, Munder Technology Fund (formerly Munder Future Technology Fund) and Munder U.S. Government Income Fund (the “6/30 Munder Funds”).
Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, including services rendered for the Munder Emerging Markets Fund and Munder International Growth Fund series of the registrant, which were merged into the Munder International Equity Fund, and for the Munder Small Company Growth series of the registrant, which was merged into the Munder Micro-Cap Equity Fund during the relevant time period.
(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended December 31 and June 30, respectively, are as set forth below.

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/05	N/A	$404,728
Year ended 12/31/04	$62,800	N/A
Year ended 6/30/04	N/A	$414,000
Year ended 12/31/03	$75,500	N/A
(b) Audit Related Fees
The registrant was not billed any fees by E&Y for the last two fiscal years ended December 31 or June 30 for the 12/31 Munder Funds or 6/30 Munder Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.
During the fiscal years ended June 30, 2005 and 2004, $11,500 and $0, respectively, in fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant. The fees paid during the fiscal year ended June 30, 2005 related to reorganization transactions involving certain Munder Funds in which E&Y was asked to provide consents to include portions of the affected Funds’ audited financial statements in the reorganization proxy statements/prospectuses.
(c) Tax Fees
The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended December 31 and June 30, respectively, are as set forth below.

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/05	N/A	$129,600
Year ended 12/31/04	$32,250	N/A
Year ended 6/30/04	N/A	$139,950
Year ended 12/31/03	$31,000	N/A
During the fiscal years ended June 30, 2005 and 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(d) All Other Fees
The aggregate fees billed by E&Y for professional services associated with identifying any passive foreign investment companies that the registrant may hold in order to ensure their appropriate tax treatment for the last two fiscal years ended December 31 and June 30, respectively, are as set forth below.

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/05	N/A	$17,860
Year ended 12/31/04	$0	N/A

	12/31	6/30
	Munder Funds	Munder Funds
Year ended 6/30/04	N/A	$28,000
Year ended 12/31/03	$0	N/A
During the fiscal years ended June 30, 2005 and 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
(e) Pre-Approval Policies and Procedures
Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.
Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods, except for $11,500 paid during the fiscal year ended June 30, 2005 as disclosed in Item 4(b). One hundred percent (100%) of the services provided for such fees was approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statements for the fiscal year ended December 31, 2004 for the 12/31 Munder Funds and for the fiscal year ended June 30, 2005 for the 6/30 Munder Funds were attributed to work performed by persons other than E&Y’s full-time, permanent employees.
(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended December 31, 2004 and 2003 for the 12/31 Munder Funds or for the fiscal years ended June 30, 2005 and 2004 for the 6/30 Munder Funds other than as disclosed above.
The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2005 and 2004 were $268,900 and $211,473, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2005 and 2004 were $102,000 and $56,349, respectively.
(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.
Item 11. Controls and Procedures.
(a) Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940, as amended (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.
(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUNDER SERIES TRUST

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	September 7, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	September 7, 2005

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 7, 2005